UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Credit Strategies Income Fund
➢	BlackRock GNMA Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2018	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its Customized Reference Benchmark, except for Investor C Shares, which performed in line. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not actively managed versus the current performance benchmark and its exposure may deviate meaningfully.

What factors influenced performance?

The Fund’s exposures to floating rate loan interests (“bank loans”) and collateralized loan obligations (“CLOs”) were the largest contributors to performance for the six-month period. European high yield corporate bond holdings also were additive, followed by exposures to equities, U.S. high yield corporates, capital securities, European investment grade corporates and commercial mortgage-backed securities.

Detractors from performance were limited over the period. The Fund’s positioning within U.S. Treasuries had a negative impact on performance, and U.S. investment grade corporate holdings also marginally detracted.

As part of its investment strategy, the Fund utilized derivatives, mainly forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The impact of derivatives exposure on Fund performance over the period was negative.

Describe recent portfolio activity.

While volatility picked up in February and March of 2018, overall, the period rewarded allocations to risk assets. As risk asset valuations became further stretched, the Fund was modestly repositioned. The Fund maintained significant allocations to U.S. high yield and bank loans, while trimming these exposures as it found value in other asset classes. In particular, the Fund modestly reduced exposure to both bank loans and CLOs as they outperformed over the period. These exposures were replaced by an increase in European investment grade and European high yield corporate holdings, where interest rate differentials continue to support returns for U.S. investors.

Describe portfolio positioning at period end.

The Fund ended the period with a higher duration relative to its typical range, but lower than at the start of the period. The Fund maintained meaningful allocations in U.S. high yield and bank loans. Additionally, the Fund maintained significant positions in capital securities and the emerging markets given the importance of a global, diversified portfolio at this stage of the economic cycle.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Credit Strategies Income Fund

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.92%	3.71%	0.75%	4.19%	N/A	4.09%	N/A	5.22%	N/A
Investor A	3.58	3.34	0.72	4.04	1.44%	3.85	3.33%	4.95	4.63%
Investor C	2.92	2.71	0.25	3.16	2.16	3.06	3.06	4.17	4.17
Class K	3.97	3.79	0.88	4.35	N/A	4.13	N/A	5.24	N/A
S&P/LSTA Leveraged Loan Index(d)	—	—	2.58	4.43	N/A	3.89	N/A	4.97	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index(e)	—	—	(0.02)	4.51	N/A	5.75	N/A	8.16	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index(f)	—	—	(0.97)	1.12	N/A	2.04	N/A	4.75	N/A
JPMorgan CEMBI Broad Diversified Index(g)	—	—	(0.45)	3.66	N/A	4.15	N/A	6.01	N/A
Customized Reference Benchmark(h)	—	—	0.28	3.43	N/A	3.97	N/A	5.99	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities. The Fund’s total returns prior to July 1, 2016, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Secured Credit Bond Portfolio.
(c)	The Fund commenced operations on February 26, 2010
(d)	Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.
(e)	Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.
(f)	The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.
(g)	A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds, According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
(h)	A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.50	$3.15	$1,000.00	$1,021.79	$3.18	0.63%
Investor A	1,000.00	1,007.20	4.40	1,000.00	1,020.54	4.43	0.88
Investor C	1,000.00	1,002.50	8.14	1,000.00	1,016.80	8.20	1.63
Class K	1,000.00	1,008.80	2.90	1,000.00	1,022.04	2.92	0.58

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

FUND SUMMARIES	5

Fund Summary as of March 31, 2018 (continued)	BlackRock Credit Strategies Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	55%
Floating Rate Loan Interests	22
Asset-Backed Securities	10
Preferred Securities	5
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	3
Investment Companies	1
Foreign Government Obligations	1
Common Stocks	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude warrant, short-term securities and options purchased.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	1%
AA/Aa	—	(d)
A	6
BBB/Baa	29
BB/Ba	26
B	22
CCC/Caa	3
CC/Ca	—	(d)
N/R	13

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities and options purchased.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays GNMA MBS Index.

What factors influenced performance?

Detractors from the Fund’s performance relative to the benchmark during the six-month period included an allocation within 30-year agency mortgage-backed securities (“MBS”). The Fund’s stance with respect to duration (and corresponding interest rate sensitivity) acted as a constraint on return, along with positioning along the yield curve. Selection within 15-year agency MBS and holdings of agency interest-only (“IO”) and principal-only bonds also detracted.

Positive contributors to performance during the six-month period included selection within 30-year agency MBS, holdings of agency collateralized mortgage obligations (“CMOs”), swap- and swaption-based strategies, strategies within U.S. Treasuries, and an allocation to agency commercial mortgage-backed securities (“CMBS”).

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to agency MBS, primarily in agency CMOs with a smaller increase to agency pass-throughs. The Fund increased its allocation to agency mortgage derivatives, in both IO and inverse IO bonds. The Fund decreased its allocation to CMBS, cutting exposure to agency CMBS, which had experienced significant tightening and adding some exposure to IO bonds. With respect to duration, the Fund moved from an overweight position to an underweight position by period end.

The Fund held a small percentage of assets in derivatives including options, swaps and futures contracts as a means to manage risk against allocations to MBS and securitized assets. The use of derivatives provided a positive impact on Fund performance.

Describe portfolio positioning at period end.

Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period with a modestly underweight stance with respect to duration. The Fund was positioned with a constructive tilt toward agency MBS in view of recent spread widening, the prospect of increased demand from domestic banks and the outlook for a near-term stabilization in risk sentiment. The Fund continues to hold allocations to agency CMOs backed by prepayment-protected, seasoned collateral, as well as out-of-benchmark allocations in government-guaranteed, AAA rated CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	100%
Non-Agency Mortgage-Backed Securities	—	(b)
U.S. Treasury Obligations	—	(b)

(a)	Total investments exclude short-term securities, options purchased and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	96%
AA/Aa	4

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa orhigher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do notnecessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities, options purchased, and TBA commitments.

FUND SUMMARIES	7

Fund Summary as of March 31, 2018 (continued)	BlackRock GNMA Portfolio

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.76%	2.58%	(1.67)%	(0.23)%	N/A	1.24%	N/A	3.59%	N/A
Service	2.52	2.32	(1.80)	(0.59)	N/A	0.89	N/A	3.24	N/A
Investor A	2.40	2.21	(1.89)	(0.57)	(4.55)%	0.90	0.08%	3.23	2.81%
Investor C	1.77	1.57	(2.16)	(1.33)	(2.29)	0.14	0.14	2.46	2.46
Class K	2.82	2.69	(1.66)	(0.30)	N/A	1.25	N/A	3.60	N/A
Bloomberg Barclays GNMA MBS Index(c)	—	—	(1.25)	0.28	N/A	1.48	N/A	3.46	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.
(c)	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Ending Account Value (03/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$983.30	$3.26	$2.08	$1,000.00	$1,021.64	$3.33	$1,022.84	$2.12
Service	1,000.00	982.00	4.50	3.31	1,000.00	1,020.39	4.58	1,021.59	3.38
Investor A	1,000.00	981.10	4.49	3.31	1,000.00	1,020.39	4.58	1,021.59	3.38
Investor C	1,000.00	978.40	8.19	7.00	1,000.00	1,016.65	8.35	1,017.85	7.14
Class K	1,000.00	983.40	3.02	1.83	1,000.00	1,021.89	3.07	1,023.09	1.87

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.91% for Service, 0.91% for Investor A, 1.66% for Investor C and 0.61% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.67% for Service, 0.67% for Investor A, 1.42% for Investor C and 0.37% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark included hedging strategies within U.S. Treasuries and positioning with respect to both global interest rates and currencies. Security selection within 30-year and 15-year agency mortgage-backed securities (“MBS”), as well as allocation-based strategies within 15-year agency MBS, also acted to constrain returns.

The most significant positive contributors to performance included the Fund’s stance with respect to duration (and corresponding interest rate sensitivity) as well positioning along the yield curve. Allocations within securitized assets such as commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and agency collateralized mortgage obligations (“CMOs”) added to performance. Finally, swap- and swaption-based strategies, a small allocation to emerging market corporates, strategies within U.K. inflation swaps, and allocation-based strategies within 30-year agency MBS all contributed positively.

Describe recent portfolio activity.

During the six-month period, the Fund decreased its allocation to U.S. government securities, and added agency MBS primarily in pass-through form while leaving the CMO allocation roughly unchanged. The Fund decreased its allocation to securitized assets such as CMBS and CLOs during the period. The Fund maintained a consistent underweight stance with respect to duration over the period.

Describe portfolio positioning at period end.

The Fund was positioned with a constructive stance toward agency MBS in view of recent spread widening, the prospect of increased demand from domestic banks and the outlook for a near-term stabilization in risk sentiment. With respect to global rates, the Fund held a short position in U.K. 10-year real (after inflation) rates and 10-year inflation breakeven rates (which reflect the difference between the yield on a nominal fixed-rate bond and the yield on an inflation-linked bond of comparable maturity) on the view that both were overvalued. In currencies, the Fund held a basket of options that replicate a long position in the dollar as a strategy against spread assets held in the Fund. Finally, the Fund was modestly short U.S. duration with a curve steepening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	54%
U.S. Treasury Obligations	38
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1
Foreign Agency Obligations	—	(b)

(a)	Total investments exclude short-term securities, options purchased and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	98%
AA/Aa	—	(d)
A	—	(d)
BBB/Baa	—	(d)
N/R	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credity quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARIES	9

Fund Summary as of March 31, 2018 (continued)	BlackRock U.S. Government Bond Portfolio

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.32%	2.07%	(1.36)%	0.19%	N/A	1.22%	N/A	2.76%	N/A
Service	2.07	1.91	(1.57)	(0.15)	N/A	1.01	N/A	2.51	N/A
Investor A	1.98	1.73	(1.47)	(0.15)	(4.14)%	0.94	0.12%	2.41	1.99%
Investor C	1.32	1.00	(1.84)	(0.80)	(1.78)	0.15	0.15	1.62	1.62
Investor C1	1.52	1.06	(1.84)	(0.70)	N/A	0.32	N/A	1.83	N/A
Class K	2.37	2.22	(1.35)	0.20	N/A	1.22	N/A	2.76	N/A
Class R	1.81	1.47	(1.60)	(0.40)	N/A	0.65	N/A	2.17	N/A
Bloomberg Barclays U.S. Government/Mortgage Index(c)	—	—	(1.08)	0.58	N/A	1.38	N/A	3.07	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index (the benchmark).
(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Ending Account Value (03/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$986.40	$3.02	$2.23	$1,000.00	$1,021.89	$3.07	$1,022.69	$2.27
Service	1,000.00	984.30	4.25	3.46	1,000.00	1,020.64	4.33	1,021.44	3.53
Investor A	1,000.00	985.30	4.26	3.46	1,000.00	1,020.64	4.33	1,021.44	3.53
Investor C	1,000.00	981.60	7.95	7.16	1,000.00	1,016.90	8.10	1,017.70	7.29
Investor C1	1,000.00	981.60	6.97	6.18	1,000.00	1,017.90	7.09	1,018.70	6.29
Class K	1,000.00	996.10	1.00	0.71	1,000.00	1,022.14	2.82	1,022.94	2.02
Class R	1,000.00	984.00	5.49	4.70	1,000.00	1,019.40	5.59	1,020.19	4.78

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.86% for Service, 0.86% for Investor A, 1.61% for Investor C, 1.41% for Investor C1 and 1.11% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except 0.56% for Class K, which is multiplied by 65/365 (to reflect the period since inception date of January 25, 2018).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A, 1.45% for Investor C, 1.25% for Investor C1 and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except 0.40% for Class K, which is multiplied by 65/365 (to reflect the period since inception date of January 25, 2018).

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016 and U.S. Government Bond Portfolio’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B1 Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	11

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018, except with respect to U.S. Government Bond Portfolio’s Class K Shares which are based on a hypothetical investment of $1,000 on January 25, 2018 (commencement of operations) and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 9.5%
ALM VII Ltd.(a)(b):
Series 2012-7A, Class A1R, 3.20%, 10/15/28	USD	1,000	$1,010,998
Series 2012-7A, Class BR, 4.22%, 10/15/28		1,000	1,016,662
Series 2012-7A, Class CR, 5.57%, 10/15/28		1,000	1,012,444
ALM VIII Ltd., Series 2013-8A, Class CR, 5.67%, 10/15/28(a)(b)		1,000	1,013,092
ALM XII Ltd., Series 2015-12A, Class C2R, 4.92%, 04/16/27(a)(b)		1,500	1,500,759
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, 4.36%, 01/28/31(a)(b)		1,000	1,001,541
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, 4.92%, 10/13/30(a)(b)		1,000	1,010,564
Arbour CLO IV DAC, Series 4X, Class E, 5.60%, 01/15/30(a)	EUR	183	229,950
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 02/17/30(a)		200	254,835
Ares XLII CLO Ltd., Series 2017-42A, Class D, 5.19%, 01/22/28(a)(b)	USD	1,000	1,015,092
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, 5.51%, 07/28/29(a)(b)		1,000	1,015,416
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, 4.37%, 10/15/30(a)(b)		1,000	1,001,499
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, 4.46%, 01/15/31(a)(b)		1,000	999,850
Avoca CLO XV DAC, Series 15X, Class ER, 4.13%, 04/15/31(a)	EUR	160	190,264
Babson CLO Ltd., Series 2013-IIA, Class BR, 3.98%, 01/18/25(a)(b)	USD	1,000	1,001,116
Ballyrock CLO Ltd., Series 2016-1A, Class C, 4.42%, 10/15/28(a)(b)		1,000	1,004,778
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 4.40%, 10/15/30(a)(b)		1,250	1,260,801
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-3A, Class BR, 4.22%, 10/14/28		1,000	1,004,451
Series 2014-3A, Class C1R, 5.03%, 07/27/26		1,000	1,000,869
Series 2016-3A, Class C, 5.74%, 10/20/29		1,000	1,015,285
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-1, Class D, 6.50%, 05/17/29(a)	EUR	100	123,729
CBAM Ltd., Series 2017-3A, Class E1, 7.87%, 10/17/29(a)(b)	USD	1,000	1,013,169
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, 5.66%, 06/09/30(a)(b)		1,000	1,010,878
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, 5.39%, 07/23/30(a)(b)		1,000	1,013,961
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class DR, 5.31%, 11/27/24		1,000	1,001,226
Series 2014-3A, Class DR, 4.89%, 07/22/26		1,000	1,000,375
Series 2016-1A, Class E, 8.49%, 10/21/28		1,000	1,021,773
Series 2017-1A, Class D, 5.24%, 04/23/29		1,000	1,015,690
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, 7.00%, 08/15/29(a)	EUR	160	201,841
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, 5.70%, 04/23/30		200	252,315
Series 8X, Class F, 4.90%, 04/23/30		113	140,541
Dewolf Park CLO Ltd., Series 2017-1A, Class E, 7.92%, 10/15/30(a)(b)	USD	500	506,577
Dryden 50 Senior Loan Fund(a)(b):
Series 2017-50A, Class C, 3.97%, 07/15/30		2,000	2,012,221
Series 2017-50A, Class E, 7.98%, 07/15/30		1,000	1,019,426
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30(a)	EUR	100	126,281
Greywolf CLO V Ltd., Series 2015-1A, Class CR, 4.75%, 01/27/31(a)(b)	USD	1,000	1,003,355

Security	Par (000)		Value
Asset-Backed Securities (continued)
LCM XV LP, Series 15A, Class CR, 3.14%, 07/20/30(a)(b)	USD	1,000	$1,009,519
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR, 3.19%, 01/20/29		1,000	1,005,095
Series 2012-10A, Class DR, 5.94%, 01/20/29		1,000	1,017,391
Series 2012-10A, Class ER, 9.36%, 01/20/29		500	514,333
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, 5.21%, 01/27/26(a)(b)		1,000	1,001,557
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 2.79%, 12/18/30(a)(b)		1,500	1,507,325
OCP CLO Ltd., Series 2016-12A, Class A1, 3.30%, 10/18/28(a)(b)		1,000	1,006,670
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, 5.00%, 01/15/32	EUR	148	181,029
Series 2017-2X, Class F, 6.40%, 01/15/32		100	121,486
OCP Euro DAC, Series 2017-1X, Class E, 5.35%, 06/18/30(a)		150	185,643
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(c)	USD	1,565	1,474,908
OZLM Funding IV Ltd., Series 2013-4A, Class BR, 3.94%, 10/22/30(a)(b)		1,000	1,010,704
OZLME BV, Series 1X, Class E, 6.45%, 01/18/30(a)	EUR	158	199,434
Ozlme II DAC, Series 2X, Class E, 4.90%, 10/15/30(a)		100	122,920
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 2.86%, 10/20/30(a)(b)	USD	1,500	1,501,959
Sound Point CLO III Ltd., Series 2013-2A, Class DR, 5.07%, 07/15/25(a)(b)		250	249,995
Stewart Park CLO Ltd., Series 2015-1A, Class CR, 3.52%, 01/15/30(a)(b)		1,500	1,500,051
Symphony CLO XII Ltd., Series 2013-12A, Class DR, 4.97%, 10/15/25(a)(b)		1,000	1,000,861
Texas Competitive Electric Holdings Co. LLC, 5.10%, 10/10/17(a)(d)(e)(f)		815	—
Voya CLO Ltd., Series 2016-3A, Class C, 5.58%, 10/18/27(a)(b)		1,000	1,012,577
York CLO 1 Ltd., Series 2014-1A, Class DR, 5.14%, 01/22/27(a)(b)		1,000	1,000,753

Total Asset-Backed Securities — 9.5% (Cost: $46,951,103)			47,647,834

	Shares
Common Stocks — 0.2%

Chemicals — 0.0%
Platform Specialty Products Corp.(e)	14,717		141,725

Construction & Engineering — 0.1%
Star Group, Inc. (The)(e)	5,409		149,295

Diversified Financial Services — 0.0%
New Holdings LLC(e)	48		16,320

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming and Leisure Properties, Inc.	2,300		76,981

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(e)	3,880		78
Tenet Healthcare Corp.(e)	1,589		38,533
Universal Health Services, Inc., Class B	632		74,835

			113,446
IT Services — 0.0%
First Data Corp., Class A(e)	4,869		77,904

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Shares		Value
Machinery — 0.0%(e)
Ameriforge Group, Inc.	283		$12,735
Gates Industrial Corp. plc	2,161		37,839

			50,574
Media — 0.0%
Altice USA, Inc., Class A(e)	3,920		72,441

Metals & Mining — 0.0%
Constellium NV, Class A(e)	13,481		146,269

Oil, Gas & Consumable Fuels — 0.0%
Texas Energy LLC(e)(f)	13,589		12,774

Software — 0.0%
Avaya Holdings Corp.(e)	4,241		94,998

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(e)	3,005		183,425

Total Common Stocks — 0.2% (Cost: $1,189,856)			1,136,152

	Par (000)
Corporate Bonds — 53.8%

Aerospace & Defense — 0.7%
Arconic, Inc.:
5.13%, 10/01/24	USD	324	329,670
5.90%, 02/01/27		90	94,162
6.75%, 01/15/28		24	26,640
5.95%, 02/01/37		5	5,175
Bombardier, Inc.(b):
7.75%, 03/15/20		46	49,048
8.75%, 12/01/21		225	246,656
5.75%, 03/15/22		14	13,878
6.00%, 10/15/22		5	4,956
6.13%, 01/15/23		160	159,598
7.50%, 12/01/24		180	186,300
7.50%, 03/15/25		880	903,100
KLX, Inc., 5.88%, 12/01/22(b)		1,005	1,035,452
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		36	37,260
Leonardo SpA, 1.50%, 06/07/24	EUR	200	238,840
Pioneer Holdings LLC, 9.00%, 11/01/22(b)	USD	60	62,550
TransDigm, Inc.:
6.00%, 07/15/22		44	44,880
6.50%, 05/15/25		185	186,850
6.38%, 06/15/26		19	19,143

			3,644,158
Air Freight & Logistics — 0.2%
FedEx Corp., 4.05%, 02/15/48		405	380,255
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	300	392,390
XPO Logistics, Inc., 6.50%, 06/15/22(b)	USD	405	417,656

			1,190,301
Airlines — 0.1%
Air Canada Pass-Through Trust, 6.63%, 05/15/18(b)		109	109,272
Air Medical Group Holdings, Inc., 6.38%, 05/15/23(b)		25	23,688
ANA Holdings, Inc.(g)(h):
0.00%, 09/16/22	JPY	10,000	96,800
0.00%, 09/19/24		10,000	97,387
Continental Airlines Pass-Through Trust, 6.13%, 04/29/18	USD	190	190,000
US Airways Pass-Through Trust, 5.38%, 11/15/21		110	113,402

			630,549

Security	Par (000)		Value
Auto Components — 1.1%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	200	$249,781
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		200	248,780
American Axle & Manufacturing, Inc., 6.25%, 03/15/26	USD	22	21,828
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	100	127,518
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23		350	445,731
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		181	228,442
Icahn Enterprises LP:
6.00%, 08/01/20	USD	20	20,400
6.25%, 02/01/22		153	155,677
6.75%, 02/01/24		80	81,400
6.38%, 12/15/25		37	37,185
IHO Verwaltungs GmbH(i):
2.75% (2.75% Cash or 3.50% PIK), 09/15/21	EUR	100	125,260
3.25% (3.25% Cash or 4.00% PIK), 09/15/23		200	252,981
3.75% (3.75% Cash or 4.50% PIK), 09/15/26		200	256,445
4.75% (4.75% Cash or 5.50% PIK), 09/15/26(b)	USD	200	192,750
Schaeffler Finance BV, 3.25%, 05/15/25	EUR	250	327,657
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(j)(k)	USD	200	188,367
ZF North America Capital, Inc.:
4.00%, 04/29/20(b)		750	757,500
4.50%, 04/29/22(b)		1,000	1,012,500
2.75%, 04/27/23	EUR	600	795,183

			5,525,385
Automobiles — 0.4%
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		435	583,418
Fiat Chrysler Finance Europe SA, 4.75%, 07/15/22		100	138,459
General Motors Co., 5.20%, 04/01/45	USD	500	486,448
Hyundai Capital America, 2.75%, 09/27/26		300	267,033
Jaguar Land Rover Automotive plc, 2.20%, 01/15/24	EUR	100	122,437
Tesla, Inc., 5.30%, 08/15/25(b)	USD	160	139,600
Volvo Car AB, 2.00%, 01/24/25	EUR	100	122,122

			1,859,517
Banks — 7.9%
ABN AMRO Bank NV(j)(k):
(EUR Swap Annual 5 Year + 5.45%), 5.75%		200	268,426
(EUR Swap Annual 5 Year + 3.90%), 4.75%		200	254,469
Allied Irish Banks plc(k):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		200	275,065
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		200	263,636
Alpha Bank AE, 2.50%, 02/05/23		225	276,517
Banco BPM SpA, 2.75%, 07/27/20		100	128,203
Banco de Credito del Peru:
(LIBOR USD 3 Month + 7.71%), 6.87%, 09/16/26(k)	USD	630	684,501
Banco Inbursa SA Institucion de Banca Multiple:
4.13%, 06/06/24		653	643,205
Banco Santander SA, 3.80%, 02/23/28		1,200	1,158,728
Bank of America Corp.:
4.18%, 11/25/27		1,000	991,345
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(b)(k)		1,000	957,897
Bank of Ireland, (EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24(k)	EUR	200	255,998
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(k)	GBP	100	137,144

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Bankia SA(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)	EUR	200	$258,700
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		200	255,051
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		100	130,708
Barclays Bank plc, 5.14%, 10/14/20	USD	1,000	1,032,706
Barclays plc:
(EUR Swap Annual 1 Year + 0.50%), 0.63%, 11/14/23(k)	EUR	175	211,356
(EUR Swap Annual 1 Year + 0.78%), 1.37%, 01/24/26(k)		375	452,381
4.84%, 05/09/28	USD	2,000	1,966,717
BBVA Bancomer SA, 4.38%, 04/10/24		650	658,125
BNP Paribas SA(b)(k):
(USD Swap Semi 5 Year + 2.84%), 5.13%(j)		1,500	1,374,375
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33		1,000	978,090
CaixaBank SA(k):
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)	EUR	200	245,782
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27		100	132,249
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		100	128,921
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(k)	USD	200	194,422
CIT Group, Inc.:
5.00%, 08/01/23		209	213,901
5.25%, 03/07/25		467	478,124
6.13%, 03/09/28		24	24,900
Commerzbank AG:
8.13%, 09/19/23		200	232,966
4.00%, 03/23/26	EUR	150	205,449
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 6.70%), 6.62%(j)(k)		400	559,855
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(j)(k)		200	275,621
Danske Bank A/S, (EUR Swap Annual 6 Year + 4.64%), 5.75%(j)(k)		200	263,624
Discover Bank, 3.20%, 08/09/21	USD	1,000	987,535
DNB Bank ASA, (USD Swap Semi 5 Year + 5.08%), 6.50%(j)(k)		200	207,950
Erste Group Bank AG, (EUR Swap Annual 5 Year + 9.02%), 8.88%(j)(k)	EUR	200	298,692
Global Bank Corp., 4.50%, 10/20/21	USD	700	704,970
Hongkong & Shanghai Banking Corp. Ltd. (The), (LIBOR USD 3 Month + 0.00%), 2.00%(j)(k)		500	450,393
HSBC Holdings plc(k):
(USD Swap Rate 5 Year + 3.45%), 6.25%(j)		200	204,500
(USD Swap Rate 5 Year + 3.71%), 6.38%(j)		230	232,875
(USD Swap Rate 5 Year + 4.37%), 6.38%(j)		200	205,750
(BPSW1 + 1.04%), 2.26%, 11/13/26	GBP	200	273,091
(USD Swap Rate 5 Year + 3.75%), 6.00%(j)	USD	3,270	3,186,615
(USD Swap Rate 5 Year + 3.61%), 6.50%(j)		690	703,800
ICICI Bank Ltd., 4.00%, 03/18/26		600	582,561
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(k)	EUR	300	370,704
Industrial & Commercial Bank of China Ltd., 2.96%, 11/08/22	USD	300	292,716
Intercorp Financial Services, Inc., 4.13%, 10/19/27		500	466,250
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(j)(k)	EUR	200	268,050
6.63%, 09/13/23		100	151,681
5.02%, 06/26/24(b)	USD	1,250	1,232,935
(EUR Swap Annual 5 Year + 7.19%), 7.75%(j)(k)	EUR	200	300,496

Security	Par (000)		Value
Banks (continued)
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(k)	USD	990	$961,930
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(j)(k)	EUR	100	127,396
Lloyds Banking Group plc:
4.38%, 03/22/28	USD	1,000	1,009,998
(LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/28(k)		635	599,342
4.34%, 01/09/48		565	526,523
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(b)(j)(k)		1,000	978,750
Mizuho Financial Group, Inc., 4.02%, 03/05/28		200	201,042
National Bank of Greece SA, 2.75%, 10/19/20	EUR	165	207,651
National Westminster Bank plc, (LIBID USD 3 Month + 0.25%), 2.25%(j)(k)	USD	200	181,000
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(j)(k)		700	659,750
PSA Banque France SA, 0.63%, 10/10/22	EUR	200	246,227
Royal Bank of Scotland Group plc(j)(k):
(USD Swap Semi 5 Year + 5.80%), 7.50%	USD	200	208,000
(USD Swap Semi 5 Year + 7.60%), 8.62%		1,345	1,461,006
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.25%, 01/25/23(g)(k)		100	104,000
Societe Generale SA(k):
(LIBOR GBP 3 Month + 3.40%), 8.88%(j)	GBP	100	141,703
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)(j)	USD	200	212,750
(EUR Swap Annual 5 Year + 0.90%), 1.37%, 02/23/28	EUR	300	366,722
Swedbank AB, (USD Swap Semi 5 Year + 4.11%), 6.00%(j)(k)	USD	200	204,000
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 2.43%), 5.00%(j)(k)		200	186,994
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(j)(k)	EUR	400	529,970
(EUR Swap Annual 5 Year + 9.30%), 9.25%(j)(k)		200	294,302
6.95%, 10/31/22		100	150,359
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(k)		300	407,024
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(k)		200	266,282
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(b)(k)	USD	1,000	1,014,320
Union Bank of the Philippines, 3.37%, 11/29/22		325	316,181
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(j)(k)		75	69,365
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(k)		200	194,265
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(j)(k)		275	271,925
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		200	196,244

			39,985,742
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48		360	372,391
Coca-Cola Icecek A/S, 4.22%, 09/19/24		520	505,213

			877,604
Biotechnology — 0.0%
Grifols SA, 3.20%, 05/01/25	EUR	100	123,848

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Products — 0.3%
Jeld-Wen, Inc.(b):
4.63%, 12/15/25	USD	23	$21,907
4.88%, 12/15/27		16	15,120
LIXIL Group Corp.(g)(h):
0.00%, 03/04/20	JPY	50,000	465,556
0.00%, 03/04/22		30,000	279,616
Masonite International Corp., 5.63%, 03/15/23(b)	USD	164	168,715
Ply Gem Industries, Inc., 6.50%, 02/01/22		58	59,792
Standard Industries, Inc.(b):
5.50%, 02/15/23		71	73,485
6.00%, 10/15/25		58	59,450
Titan Global Finance plc:
3.50%, 06/17/21	EUR	100	129,585
2.38%, 11/16/24		219	262,678
USG Corp., 4.88%, 06/01/27(b)	USD	75	75,750

			1,611,654
Capital Markets — 2.2%
ADCB Finance Cayman Ltd.:
4.00%, 03/29/23(b)		240	239,827
4.00%, 03/29/23		300	299,784
Bagan Capital Ltd., 0.00%, 09/23/21(g)(h)		700	683,375
CCTI Ltd., 3.63%, 08/08/22		710	685,663
China Cinda Finance I Ltd., 4.75%, 02/08/28		280	277,730
Cindai Capital Ltd., 0.00%, 02/08/23(g)(h)		900	919,125
Credit Suisse Group AG(j)(k):
(USD Swap Semi 5 Year + 3.46%), 6.25%(b)		1,005	1,031,381
(USD Swap Semi 5 Year + 3.46%), 6.25%		200	205,250
Deutsche Bank AG, (USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(k)		1,500	1,386,915
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(b)(i)		74	74,555
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(k)		1,250	1,206,603
GrupoSura Finance SA, 5.70%, 05/18/21		371	387,695
Guojing Capital BVI Ltd., 3.95%, 12/11/22		200	193,905
Haitong International Securities Group Ltd., 0.00%, 10/25/21(g)(h)	HKD	6,000	779,802
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	300	362,583
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	200	199,284
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		30	31,050
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.33%), 4.15%, 03/27/24(b)(k)		1,000	1,003,946
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(g)(h)		200	202,000
SUAM Finance BV, 4.88%, 04/17/24		400	413,000
UBS Group AG, (USD Swap Semi 5 Year + 4.87%), 7.00%(j)(k)		400	430,500

			11,013,973
Chemicals — 1.9%
Alpha 3 BV, 6.25%, 02/01/25(b)		200	202,500
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	210	270,146
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)	USD	150	150,562
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		81	92,871
10.00%, 10/15/25		94	110,450
Braskem Netherlands Finance BV, 3.50%, 01/10/23		500	481,000
CF Industries, Inc.:
7.13%, 05/01/20		19	20,282
5.15%, 03/15/34		35	33,338
4.95%, 06/01/43		30	26,175

Security	Par (000)		Value
Chemicals (continued)
Chemours Co. (The):
6.13%, 05/15/23	EUR	100	$128,832
6.63%, 05/15/23	USD	94	98,700
7.00%, 05/15/25		4	4,320
5.38%, 05/15/27		34	34,085
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		300	299,431
4.63%, 03/14/23		280	281,297
4.88%, 03/14/25		300	299,900
CTC BondCo GmbH, 5.25%, 12/15/25	EUR	200	244,195
Equate Petrochemical BV, 4.25%, 11/03/26	USD	400	396,874
Gates Global LLC, 6.00%, 07/15/22(b)		224	227,640
Hexion, Inc.:
6.63%, 04/15/20		26	24,245
10.38%, 02/01/22(b)		49	47,407
Huntsman International LLC, 5.13%, 11/15/22		234	241,605
INEOS Finance plc, 4.00%, 05/01/23	EUR	135	169,539
INEOS Group Holdings SA, 5.38%, 08/01/24		200	259,589
Koppers, Inc., 6.00%, 02/15/25(b)	USD	65	66,410
Kronos International, Inc., 3.75%, 09/15/25	EUR	132	166,618
Mitsubishi Chemical Holdings Corp.(g)(h):
0.00%, 03/30/22	JPY	40,000	397,538
0.00%, 03/29/24		40,000	404,116
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	360	376,308
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		73	69,897
Olin Corp., 5.00%, 02/01/30		30	28,725
Pearl Holding III Ltd., 9.50%, 12/11/22		200	199,865
Phosagro OAO, 3.95%, 04/24/23		500	489,850
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		459	466,459
5.88%, 12/01/25		232	226,780
PQ Corp.(b):
6.75%, 11/15/22		230	241,788
5.75%, 12/15/25		110	108,900
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	200	255,934
Rock International Investment, Inc., 6.63%, 03/27/20	USD	600	547,559
Solvay Finance SA(j)(k):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	300	410,285
(EUR Swap Annual 5 Year + 3.70%), 5.42%		180	257,195
Tronox Finance plc, 5.75%, 10/01/25(b)	USD	46	44,735
UPL Corp. Ltd., 4.50%, 03/08/28		200	197,358
Venator Finance SARL, 5.75%, 07/15/25(b)		40	39,900
W.R. Grace & Co.- Conn., 5.13%, 10/01/21(b)		220	225,225

			9,366,428
Commercial Services & Supplies — 0.8%
ACCO Brands Corp., 5.25%, 12/15/24(b)		24	24,120
ADT Corp. (The):
6.25%, 10/15/21		13	13,553
3.50%, 07/15/22		106	98,447
4.13%, 06/15/23		152	142,880
4.88%, 07/15/32(b)		127	109,855
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		41	41,410
Algeco Global Finance plc, 8.00%, 02/15/23(b)		200	199,500
Algeco Scotsman Global Finance 2 plc, 10.00%, 08/15/23(b)		200	199,000
APX Group, Inc.:
6.38%, 12/01/19		24	24,150
8.75%, 12/01/20		73	73,365
7.88%, 12/01/22		79	82,160
Aramark Services, Inc.:
5.00%, 04/01/25(b)		35	35,273
4.75%, 06/01/26		80	77,400
5.00%, 02/01/28(b)		24	23,490

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Elis SA, 1.88%, 02/15/23	EUR	100	$122,411
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)	USD	114	115,995
Intrum Justitia AB:
2.75%, 07/15/22	EUR	242	291,076
3.13%, 07/15/24		101	120,180
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	66	65,670
Matthews International Corp., 5.25%, 12/01/25(b)		16	15,760
Mobile Mini, Inc., 5.88%, 07/01/24		120	123,600
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		19	18,739
Paprec Holding SA:
5.25%, 04/01/22	EUR	109	137,640
4.00%, 03/31/25		102	125,995
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)	USD	828	897,287
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		96	96,000
SPIE SA, 3.13%, 03/22/24	EUR	100	123,968
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	140	142,040
Verisure Midholding AB, 5.75%, 12/01/23	EUR	150	182,275
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	52	51,350
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		82	80,565

			3,855,154
Communications Equipment — 0.1%
CommScope Technologies LLC(b):
6.00%, 06/15/25		4	4,162
5.00%, 03/15/27		34	32,300
CommScope, Inc., 5.00%, 06/15/21(b)		178	180,448
Nokia OYJ:
3.38%, 06/12/22		29	27,950
4.38%, 06/12/27		40	37,550
Riverbed Technology, Inc., 8.88%, 03/01/23(b)		30	28,500
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24	EUR	110	130,972

			441,882
Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	USD	106	110,372
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19		400	386,200
Engility Corp., 8.88%, 09/01/24		300	311,910
GS Engineering & Construction Corp., 4.50%, 07/21/21(g)		600	648,000
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(j)(k)		200	196,099
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		44	47,190
6.25%, 03/15/26		19	19,024
Tutor Perini Corp., 6.88%, 05/01/25(b)		57	58,710
Weekley Homes LLC, 6.63%, 08/15/25(b)		17	16,788

			1,794,293
Construction Materials — 0.2%
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	100	128,156
Inversiones CMPC SA, 4.75%, 09/15/24	USD	600	615,419

			743,575
Consumer Finance — 1.7%
AerCap Ireland Capital DAC, 4.50%, 05/15/21		2,000	2,048,666
Ally Financial, Inc.:
5.13%, 09/30/24		15	15,319
8.00%, 11/01/31		771	940,620
CDBL Funding 1, 3.00%, 04/24/23		800	761,857
Ford Motor Credit Co. LLC, 3.47%, 04/05/21		1,000	998,684

Security	Par (000)		Value
Consumer Finance (continued)
General Motors Financial Co., Inc.:
3.20%, 07/06/21	USD	1,000	$991,345
4.35%, 01/17/27		1,050	1,042,986
Hyundai Capital Services, Inc., 3.00%, 08/29/22		200	194,281
LeasePlan Corp. NV, (EURIBOR 3 Month + 0.50%), 0.17%, 01/25/21(k)	EUR	200	247,189
Lincoln Finance Ltd., 6.88%, 04/15/21		100	127,235
Navient Corp.:
5.00%, 10/26/20	USD	20	20,125
6.63%, 07/26/21		31	32,201
6.50%, 06/15/22		21	21,709
5.50%, 01/25/23		177	173,902
7.25%, 09/25/23		32	33,440
6.13%, 03/25/24		24	23,910
5.88%, 10/25/24		124	121,520
6.75%, 06/25/25		69	69,949
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	431,075
OneMain Financial Holdings LLC, 7.25%, 12/15/21(b)		8	8,290
Springleaf Finance Corp.:
6.13%, 05/15/22		20	20,332
5.63%, 03/15/23		2	1,965
6.88%, 03/15/25		86	86,322
Volkswagen Leasing GmbH, 1.13%, 04/04/24	EUR	200	246,222

			8,659,144
Containers & Packaging — 0.9%
Ardagh Packaging Finance plc:
6.00%, 06/30/21(b)	USD	200	204,000
4.13%, 05/15/23	EUR	100	128,562
4.63%, 05/15/23(b)	USD	200	200,750
2.75%, 03/15/24	EUR	300	372,837
6.75%, 05/15/24		200	266,700
7.25%, 05/15/24(b)	USD	420	446,775
4.75%, 07/15/27	GBP	100	136,428
Ball Corp.:
5.00%, 03/15/22	USD	113	116,955
4.00%, 11/15/23		10	9,750
4.38%, 12/15/23	EUR	100	139,042
BWAY Holding Co.(b):
5.50%, 04/15/24	USD	195	196,219
7.25%, 04/15/25		101	103,020
Crown Americas LLC:
4.75%, 02/01/26(b)		14	13,545
4.25%, 09/30/26		39	36,075
Crown European Holdings SA:
2.25%, 02/01/23(b)	EUR	100	123,754
3.38%, 05/15/25		100	127,072
Horizon Holdings I SAS, 7.25%, 08/01/23		339	437,457
Horizon Parent Holdings Sarl, 8.25% ( 8.25% Cash or 9.00% PIK), 02/15/22(i)		100	130,017
OI European Group BV:
4.00%, 03/15/23(b)	USD	55	52,387
3.13%, 11/15/24	EUR	100	124,880
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 5.22%, 07/15/21(k)	USD	138	139,725
5.13%, 07/15/23		74	74,717
7.00%, 07/15/24		465	486,797
Sealed Air Corp.:
4.88%, 12/01/22(b)		30	30,300
4.50%, 09/15/23	EUR	100	137,952
6.88%, 07/15/33(b)	USD	109	120,990
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	125,025
Verallia Packaging SASU, 5.13%, 08/01/22		200	254,499

			4,736,230

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(b)	USD	128	$131,520
American Tire Distributors, Inc., 10.25%, 03/01/22(b)		73	74,552
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		200	194,902
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	150	194,449

			595,423
Diversified Consumer Services — 0.0%
Laureate Education, Inc., 8.25%, 05/01/25(b)	USD	34	36,465
Service Corp. International, 4.50%, 11/15/20		55	55,275
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		64	61,920

			153,660
Diversified Financial Services — 0.9%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	200	277,061
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(k)	EUR	100	119,892
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(k)		100	121,340
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23	USD	300	293,977
Banca IFIS SpA, (EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(k)	EUR	175	217,555
Bevco Lux Sarl, 1.75%, 02/09/23		150	184,260
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	100	141,769
7.50%, 10/01/23		149	218,454
Charming Light Investments Ltd., 4.38%, 12/21/27	USD	200	190,588
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)		500	462,820
FBM Finance, Inc., 8.25%, 08/15/21(b)		40	41,800
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(k)	EUR	110	124,021
HBOS Capital Funding LP, 6.85%(j)	USD	416	422,365
Infinity Acquisition LLC, 7.25%, 08/01/22(b)		70	69,475
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	110	145,999
Jefferies Finance LLC, 7.38%, 04/01/20(b)	USD	200	202,000
LHC3 plc, 4.12% ( 4.12% Cash or 9.00% PIK), 08/15/24(i)	EUR	253	313,139
Mercury Bondco plc, 8.25% ( 8.25% Cash or 9.00% PIK), 05/30/21(i)		609	780,392
Tempo Acquisition LLC, 6.75%, 06/01/25(b)	USD	176	175,780
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		42	42,157
Vantiv LLC, 3.88%, 11/15/25(b)	GBP	132	182,400

			4,727,244
Diversified Telecommunication Services — 2.8%
Altice France SA:
5.38%, 05/15/22	EUR	100	125,176
6.00%, 05/15/22(b)	USD	600	586,488
7.38%, 05/01/26(b)		571	543,877
AT&T, Inc., 4.50%, 03/09/48		750	697,076
CCO Holdings LLC:
5.13%, 02/15/23		150	150,975
4.00%, 03/01/23(b)		97	93,120
5.13%, 05/01/27(b)		980	930,412
5.00%, 02/01/28(b)		84	78,750
Cellnex Telecom SA:
2.38%, 01/16/24	EUR	400	500,524
1.50%, 01/16/26(g)		100	127,302
CenturyLink, Inc.:
6.45%, 06/15/21	USD	149	151,980
6.75%, 12/01/23		154	149,765
7.50%, 04/01/24		63	63,473
5.63%, 04/01/25		163	147,107
7.60%, 09/15/39		3	2,585
7.65%, 03/15/42		52	44,070

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)	USD	380	$340,100
eircom Finance DAC, 4.50%, 05/31/22	EUR	100	125,912
Embarq Corp., 8.00%, 06/01/36	USD	16	15,080
Frontier Communications Corp.:
7.13%, 03/15/19		5	4,994
10.50%, 09/15/22		20	16,727
7.13%, 01/15/23		37	24,963
6.88%, 01/15/25		56	33,110
11.00%, 09/15/25		240	179,850
8.50%, 04/01/26(b)		82	79,335
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		72	66,600
5.50%, 08/01/23		87	70,035
9.75%, 07/15/25(b)		170	158,737
Koninklijke KPN NV(k):
(EUR Swap Annual 5 Year + 5.20%), 6.12%(j)	EUR	250	315,319
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73	GBP	100	151,524
Level 3 Financing, Inc.:
5.38%, 08/15/22	USD	332	332,000
5.63%, 02/01/23		30	30,029
5.13%, 05/01/23		37	36,306
5.38%, 01/15/24		158	153,952
5.38%, 05/01/25		19	18,430
5.25%, 03/15/26		232	218,660
Ooredoo International Finance Ltd., 3.75%, 06/22/26		600	577,128
OTE plc, 3.50%, 07/09/20	EUR	200	258,404
Qualitytech LP, 4.75%, 11/15/25(b)	USD	38	35,720
Sprint Capital Corp.:
6.90%, 05/01/19		280	288,400
8.75%, 03/15/32		416	434,720
Telecom Italia Capital SA:
6.38%, 11/15/33		38	41,230
6.00%, 09/30/34		315	326,718
7.20%, 07/18/36		7	8,207
7.72%, 06/04/38		3	3,668
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	183,338
Telecom Italia SpA:
1.13%, 03/26/22(g)		500	606,649
3.25%, 01/16/23		184	245,512
5.88%, 05/19/23	GBP	200	319,288
3.63%, 01/19/24	EUR	100	135,357
3.00%, 09/30/25		200	259,209
2.38%, 10/12/27		200	241,109
Telefonica Emisiones SAU, 4.90%, 03/06/48	USD	1,000	1,017,434
Telesat Canada, 8.88%, 11/15/24(b)		62	68,045
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	150	182,465
2.88%, 01/15/38		150	184,196
5.50%, 03/16/47	USD	500	554,064
Virgin Media Finance plc:
4.50%, 01/15/25	EUR	131	163,067
5.75%, 01/15/25(b)	USD	200	191,500
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	100	143,106
5.50%, 08/15/26(b)	USD	200	194,374
6.25%, 03/28/29	GBP	400	592,751

			14,020,002
Electric Utilities — 0.5%
Chugoku Electric Power Co., Inc. (The), 0.00%, 01/25/22(g)(h)	JPY	40,000	389,549
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	200	251,012
DPL, Inc., 7.25%, 10/15/21	USD	6	6,503

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electric Utilities (continued)
Enel SpA(k):
(EUR Swap Annual 5 Year + 5.24%), 6.50%, 01/10/74	EUR	100	$128,724
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	100	158,620
(GBP Swap 5 Year + 4.09%), 6.62%, 09/15/76		204	323,420
Gas Natural Fenosa Finance BV:
(EUR Swap Annual 8 Year + 3.35%), 4.13%(j)(k)	EUR	200	260,998
(EUR Swap Annual 9 Year + 3.08%), 3.38%(j)(k)		100	124,278
1.88%, 10/05/29		100	122,703
Kyushu Electric Power Co., Inc., 0.00%, 03/31/22(g)(h)	JPY	20,000	196,654
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)	USD	46	44,620
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(g)(h)	JPY	50,000	465,791
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22	USD	200	193,455

			2,666,327
Electrical Equipment — 0.3%
Bizlink Holding, Inc., 0.00%, 02/01/23(g)(h)		500	517,500
Orano SA, 4.88%, 09/23/24	EUR	450	606,304
Senvion Holding GmbH, 3.88%, 10/25/22		172	190,093
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	250	261,250

			1,575,147
Electronic Equipment, Instruments & Components — 0.4%
Belden, Inc., 4.13%, 10/15/26	EUR	200	258,210
CDW LLC:
5.00%, 09/01/23	USD	258	261,573
5.50%, 12/01/24		116	120,965
5.00%, 09/01/25		30	29,850
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(g)(h)		200	204,050
Hosiden Corp., 0.00%, 09/20/24(g)(h)	JPY	30,000	287,581
Ingenico Group SA, 1.63%, 09/13/24	EUR	200	241,928
Itron, Inc., 5.00%, 01/15/26(b)	USD	7	6,897
Tsinghua Unic Ltd., 5.38%, 01/31/23		300	292,812
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19(g)(h)		500	504,625

			2,208,491
Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 9.75%, 12/05/20		500	520,015
CSI Compressco LP, 7.50%, 04/01/25(b)		78	78,780
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		24	24,060
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(g)		86	68,692
Ensco plc:
5.20%, 03/15/25		15	12,075
7.75%, 02/01/26		89	81,657
Nabors Industries, Inc.:
4.63%, 09/15/21		16	15,444
5.75%, 02/01/25(b)		40	37,750
Noble Holding International Ltd.:
7.75%, 01/15/24		70	64,925
7.70%, 04/01/25		14	12,390
7.88%, 02/01/26(b)		185	182,225
Oceaneering International, Inc., 6.00%, 02/01/28		52	51,418
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		200	198,028
Parker Drilling Co., 7.50%, 08/01/20		33	30,112
Pioneer Energy Services Corp., 6.13%, 03/15/22		85	73,738
Precision Drilling Corp.:
6.50%, 12/15/21		14	14,105
7.75%, 12/15/23		25	25,969
5.25%, 11/15/24		28	26,250
7.13%, 01/15/26(b)		48	47,520

Security	Par (000)		Value
Energy Equipment & Services (continued)
Rowan Cos., Inc.:
4.88%, 06/01/22	USD	25	$22,688
4.75%, 01/15/24		32	26,640
7.38%, 06/15/25		129	120,937
SESI LLC:
7.13%, 12/15/21		20	20,375
7.75%, 09/15/24(b)		54	55,890
Transocean, Inc.:
5.80%, 10/15/22		67	64,320
9.00%, 07/15/23(b)		234	248,918
7.50%, 01/15/26(b)		46	45,310
6.80%, 03/15/38		25	19,500
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		84	78,330
USA Compression Partners LP, 6.88%, 04/01/26(b)		66	66,990
Weatherford International Ltd.:
7.75%, 06/15/21		119	110,968
8.25%, 06/15/23		59	51,446
9.88%, 02/15/24		80	73,000
6.50%, 08/01/36		10	7,100
7.00%, 03/15/38		7	5,040
5.95%, 04/15/42		79	53,325

			2,635,930
Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp., 3.13%, 01/15/27		1,000	916,388
CoreCivic, Inc., 4.75%, 10/15/27		44	41,360
Cromwell SPV Finance Pty. Ltd., 2.50%, 03/29/25(g)	EUR	500	612,918
Crown Castle International Corp., 3.80%, 02/15/28	USD	1,000	961,768
CyrusOne LP:
5.00%, 03/15/24		132	132,165
5.38%, 03/15/27		13	12,967
Emirates Reit Sukuk Ltd., 5.13%, 12/12/22		200	198,032
Equinix, Inc.:
2.88%, 03/15/24	EUR	237	289,036
2.88%, 10/01/25		278	328,895
5.88%, 01/15/26	USD	109	113,633
5.38%, 05/15/27		200	203,000
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		162	157,594
GEO Group, Inc. (The):
5.13%, 04/01/23		12	11,850
5.88%, 10/15/24		273	270,270
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	100	121,294
2.50%, 11/28/29		200	245,451
Iron Mountain, Inc.:
4.38%, 06/01/21(b)	USD	245	246,225
5.75%, 08/15/24		250	242,188
3.00%, 01/15/25	EUR	110	134,050
iStar, Inc.:
4.63%, 09/15/20	USD	9	9,011
6.00%, 04/01/22		62	62,155
5.25%, 09/15/22		42	40,635
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		433	445,990
4.50%, 09/01/26		171	163,305
4.50%, 01/15/28		49	45,952
RHP Hotel Properties LP, 5.00%, 04/15/21		200	201,500
SBA Communications Corp.:
4.00%, 10/01/22(b)		93	89,047
4.88%, 09/01/24		82	80,360
Trust F/1401, 5.25%, 01/30/26		700	708,750
Uniti Group LP, 8.25%, 10/15/23		111	104,895
VICI Properties 1 LLC, 8.00%, 10/15/23		60	66,706

			7,257,390

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Food & Staples Retailing — 0.6%
Albertsons Cos. LLC:
6.63%, 06/15/24	USD	44	$39,435
5.75%, 03/15/25		20	17,056
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	200	267,691
4.50%, 03/07/24		200	260,256
Cencosud SA, 6.63%, 02/12/45	USD	228	246,910
CVS Health Corp., 5.05%, 03/25/48		1,850	1,945,806
Rite Aid Corp., 6.13%, 04/01/23(b)		76	76,570

			2,853,724
Food Products — 0.5%
B&G Foods, Inc., 5.25%, 04/01/25		97	90,361
Chobani LLC, 7.50%, 04/15/25(b)		75	77,250
Darling Global Finance BV, 4.75%, 05/30/22	EUR	200	256,610
Gruma SAB de CV:
4.88%, 12/01/24	USD	760	786,600
JBS USA LUX SA(b):
5.88%, 07/15/24		2	1,951
5.75%, 06/15/25		215	200,487
6.75%, 02/15/28		72	69,120
Knight Castle Investments Ltd., 7.99%, 01/23/21		400	385,500
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25		56	54,382
5.88%, 09/30/27		45	42,404
Post Holdings, Inc.(b):
5.50%, 03/01/25		35	34,475
5.00%, 08/15/26		171	162,450
5.75%, 03/01/27		28	27,860
5.63%, 01/15/28		19	18,145
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		430	425,717

			2,633,312
Health Care Equipment & Supplies — 0.4%
3AB Optique Developpement SAS, 4.00%, 10/01/23	EUR	100	122,385
Avantor, Inc.:
4.75%, 10/01/24		157	191,763
6.00%, 10/01/24(b)	USD	479	476,605
9.00%, 10/01/25(b)		101	99,485
DJO Finance LLC, 8.13%, 06/15/21(b)		312	312,780
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		121	114,950
5.75%, 08/01/22		82	70,110
5.63%, 10/15/23		51	40,800
5.50%, 04/15/25		46	35,707
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		283	275,925
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		47	47,353

			1,787,863
Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		106	106,000
5.63%, 02/15/23		23	23,287
6.50%, 03/01/24		35	36,400
Centene Corp.:
5.63%, 02/15/21		275	282,563
4.75%, 05/15/22		97	98,212
6.13%, 02/15/24		33	34,343
Community Health Systems, Inc.:
8.00%, 11/15/19		85	76,288
5.13%, 08/01/21		16	14,880
6.25%, 03/31/23		45	41,456
Constantin Investissement 3 SASU, 5.38%, 04/15/25	EUR	100	121,229
DaVita, Inc., 5.13%, 07/15/24	USD	61	59,551
Encompass Health Corp., 5.75%, 11/01/24		142	144,485

Security	Par (000)		Value
Health Care Providers & Services (continued)
Envision Healthcare Corp.:
5.13%, 07/01/22(b)	USD	17	$16,915
5.63%, 07/15/22		170	170,765
HCA, Inc.:
5.88%, 05/01/23		314	324,990
5.00%, 03/15/24		620	626,200
5.25%, 06/15/26		1,212	1,227,756
4.50%, 02/15/27		520	501,800
5.50%, 06/15/47		236	228,035
MEDNAX, Inc., 5.25%, 12/01/23(b)		31	31,155
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		30	27,975
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		134	138,355
NVA Holdings, Inc., 6.88%, 04/01/26(b)		64	64,480
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		212	216,242
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		35	36,400
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		83	86,527
6.75%, 07/01/25		86	83,420
Synlab Bondco plc, 6.25%, 07/01/22	EUR	100	128,054
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	121	103,770
Tenet Healthcare Corp.:
4.75%, 06/01/20		10	10,075
7.50%, 01/01/22(b)		46	48,473
8.13%, 04/01/22		124	129,270
6.75%, 06/15/23		256	250,560
4.63%, 07/15/24(b)		190	182,638
5.13%, 05/01/25(b)		62	59,597
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	121	150,069
Vizient, Inc., 10.38%, 03/01/24(b)	USD	53	58,698
WellCare Health Plans, Inc., 5.25%, 04/01/25		24	24,090

			5,965,003
Health Care Technology — 0.1%
Quintiles IMS, Inc.:
3.25%, 03/15/25(b)	EUR	100	123,261
3.25%, 03/15/25		310	382,110

			505,371
Hotels, Restaurants & Leisure — 1.8%
1011778 BC ULC(b):
4.25%, 05/15/24	USD	166	158,779
5.00%, 10/15/25		398	378,976
Boyne USA, Inc., 7.25%, 05/01/25(b)		19	19,499
Burger King France SAS:
(EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(k)	EUR	100	124,572
6.00%, 05/01/24		211	273,904
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)	USD	85	81,488
China Lodging Group Ltd., 0.38%, 11/01/22(b)(g)		913	955,288
Cirsa Funding Luxembourg SA:
5.75%, 05/15/21	EUR	100	126,749
5.88%, 05/15/23		100	126,473
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		200	257,395
7.63%, 11/01/21(b)	USD	200	202,500
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	225	317,453
4.88%, 08/28/25		100	140,685
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	28	28,420
GLP Capital LP:
5.38%, 11/01/23		12	12,432
5.38%, 04/15/26		35	35,525
Golden Nugget, Inc., 6.75%, 10/15/24(b)		165	165,823

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24	USD	59	$57,230
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		18	17,977
HIS Co. Ltd., 0.00%, 08/30/19(g)(h)	JPY	70,000	681,711
International Game Technology plc, 4.75%, 02/15/23	EUR	100	134,737
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	48	47,045
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)		35	37,100
KFC Holding Co.(b):
5.00%, 06/01/24		36	35,775
5.25%, 06/01/26		59	58,779
4.75%, 06/01/27		40	38,500
McDonald’s Corp., 4.45%, 03/01/47		130	133,993
MGM Resorts International:
5.25%, 03/31/20		160	164,018
6.75%, 10/01/20		60	63,750
6.63%, 12/15/21		568	609,714
Newco GB SAS, 8.00% ( 8.00% Cash or 8.75% PIK), 12/15/22(i)	EUR	100	122,891
NH Hotel Group SA, 3.75%, 10/01/23		128	164,979
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	100	140,643
Pizzaexpress Financing 2 plc, 6.63%, 08/01/21		210	274,155
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		53	84,044
Resorttrust, Inc., 0.00%, 12/01/21(g)(h)	JPY	20,000	192,049
Sabre GLBL, Inc., 5.25%, 11/15/23(b)	USD	114	115,174
Scientific Games International, Inc.:
10.00%, 12/01/22		412	443,673
5.00%, 10/15/25(b)		206	200,335
3.38%, 02/15/26	EUR	100	119,181
5.50%, 02/15/26		113	131,138
Sisal Group SpA, 7.00%, 07/31/23		100	128,372
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)	USD	154	149,958
Snaitech SpA:
(EURIBOR 3 Month + 6.00%), 6.00%, 11/07/21(k)	EUR	130	161,900
6.38%, 11/07/21		100	130,403
Station Casinos LLC, 5.00%, 10/01/25(b)	USD	61	57,950
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	100	138,459
(LIBOR GBP 3 Month + 4.38%), 4.98%, 03/15/22(k)		150	209,082
Unique Pub Finance Co. plc (The), 6.46%, 03/30/32		200	273,231
Viking Cruises Ltd.(b):
6.25%, 05/15/25	USD	32	32,000
5.88%, 09/15/27		390	369,525
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		42	42,000

			9,167,432
Household Durables — 0.4%
Brookfield Residential Properties, Inc., 6.38%, 05/15/25(b)		18	18,225
Century Communities, Inc., 6.88%, 05/15/22		150	154,665
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(g)(h)	JPY	20,000	191,016
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)	USD	50	53,110
Lennar Corp.:
6.25%, 12/15/21(b)		360	380,700
4.13%, 01/15/22		41	40,321
5.38%, 10/01/22(b)		8	8,220
4.75%, 11/15/22		12	12,075
4.88%, 12/15/23		85	85,327
5.25%, 06/01/26(b)		67	66,163
4.75%, 11/29/27(b)		90	86,175
Mattamy Group Corp.(b):
6.88%, 12/15/23		40	41,100
6.50%, 10/01/25		46	46,460

Security	Par (000)		Value
Household Durables (continued)
MDC Holdings, Inc., 6.00%, 01/15/43	USD	44	$40,480
Meritage Homes Corp., 5.13%, 06/06/27		20	18,900
PulteGroup, Inc., 6.38%, 05/15/33		110	114,950
Tempur Sealy International, Inc., 5.50%, 06/15/26		82	78,925
TRI Pointe Group, Inc.:
4.88%, 07/01/21		64	64,419
5.88%, 06/15/24		46	46,676
5.25%, 06/01/27		16	15,040
Whirlpool Finance Luxembourg Sarl, 1.10%, 11/09/27	EUR	200	237,229
William Lyon Homes, Inc.:
6.00%, 09/01/23(b)	USD	14	13,947
5.88%, 01/31/25		29	28,400
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)		25	25,859

			1,868,382
Household Products — 0.1%
Diamond BC BV, 5.63%, 08/15/25	EUR	210	247,439
Spectrum Brands, Inc., 5.75%, 07/15/25	USD	149	151,980

			399,419
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.:
4.50%, 03/15/23		38	38,692
4.88%, 05/15/23		4	4,070
5.50%, 04/15/25		20	20,675
6.00%, 05/15/26		138	145,245
5.13%, 09/01/27		74	75,295
Calpine Corp.(b):
5.88%, 01/15/24		103	104,009
5.25%, 06/01/26		292	281,780
Dynegy, Inc.:
7.38%, 11/01/22		283	298,211
5.88%, 06/01/23		10	10,252
8.00%, 01/15/25(b)		12	13,050
8.13%, 01/30/26(b)		45	49,669
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		200	193,009
NRG Energy, Inc., 6.63%, 01/15/27		326	333,335
NRG Yield Operating LLC, 5.38%, 08/15/24		70	70,262
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		59	60,328
Talen Energy Supply LLC, 6.50%, 06/01/25		47	33,135
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		46	44,217
6.63%, 06/15/25(c)		5	5,375
5.00%, 01/31/28		46	43,643

			1,824,252
Industrial Conglomerates — 0.2%
CITIC Ltd., 4.00%, 01/11/28		200	189,266
General Electric Co., 4.88%, 09/18/37	GBP	150	247,195
KOC Holding A/S, 5.25%, 03/15/23	USD	600	602,645

			1,039,106
Insurance — 1.0%
Achmea BV, (EURIBOR 3 Month + 4.55%), 4.25%(j)(k)	EUR	100	129,305
Acrisure LLC, 7.00%, 11/15/25(b)	USD	45	43,200
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		535	551,050
Allstate Corp. (The), (LIBOR USD 3 Month + 0.43%), 2.73%, 03/29/21(k)		275	275,389
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	200	287,615
8.63%, 07/15/23(b)	USD	200	206,500

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
Assicurazioni Generali SpA(k):
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	200	$308,979
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		450	636,066
AssuredPartners, Inc., 7.00%, 08/15/25(b)	USD	13	12,837
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(j)(k)	EUR	400	533,485
CNP Assurances:
1.88%, 10/20/22		100	127,859
(EURIBOR 3 Month + 4.60%), 4.50%, 06/10/47(k)		100	139,809
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(j)(k)		300	406,508
Groupama SA:
(EURIBOR 3 Month + 5.77%), 6.37%(j)(k)		200	287,373
6.00%, 01/23/27		200	297,848
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(k)	USD	200	189,051
HUB International Ltd., 7.88%, 10/01/21(b)		255	263,925
NFP Corp., 6.88%, 07/15/25(b)		21	20,842
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(j)(k)	EUR	110	145,768
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)	USD	16	16,000

			4,879,409
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.50%, 02/15/22		14	14,525
4.38%, 11/15/26		59	55,755
3.63%, 05/15/27	EUR	100	120,911
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	240	290,490

			481,681
Internet Software & Services — 0.9%
Alibaba Group Holding Ltd.:
3.60%, 11/28/24	USD	500	496,142
4.20%, 12/06/47		295	282,995
Baidu, Inc.:
3.88%, 09/29/23		225	224,848
4.13%, 06/30/25		600	601,172
GTT Communications, Inc., 7.88%, 12/31/24(b)		62	62,155
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		47	46,413
Tencent Holdings Ltd.:
3.80%, 02/11/25		600	601,718
3.60%, 01/19/28(b)		1,240	1,194,342
United Group BV:
4.38%, 07/01/22	EUR	125	156,474
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(k)		132	163,019
4.88%, 07/01/24		124	154,687
Zayo Group LLC:
6.00%, 04/01/23	USD	295	303,112
6.38%, 05/15/25		12	12,420
5.75%, 01/15/27(b)		253	247,308
ZPG plc, 3.75%, 07/15/23	GBP	134	182,105

			4,728,910
IT Services — 0.4%(b)
Alliance Data Systems Corp.:
5.88%, 11/01/21	USD	265	270,300
5.38%, 08/01/22		2	2,000
First Data Corp.:
7.00%, 12/01/23		358	375,792
5.75%, 01/15/24		1,047	1,053,544
Gartner, Inc., 5.13%, 04/01/25		49	49,000
WEX, Inc., 4.75%, 02/01/23		85	85,400

			1,836,036

Security	Par (000)		Value
Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(b)	USD	82	$80,155
6.20%, 10/01/40		19	16,150
5.45%, 11/01/41		11	8,968
Universal Entertainment Corp., 8.50% ( 8.50% Cash or 8.50% PIK), 08/24/20(b)(i)		980	998,334

			1,103,607
Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		30	30,412
Thermo Fisher Scientific, Inc., 1.38%, 09/12/28	EUR	250	295,617

			326,029
Machinery — 0.8%
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	9	8,921
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		522	559,678
Cleaver-Brooks, Inc., 7.88%, 03/01/23(b)		12	12,465
CNH Industrial Finance Europe SA, 1.75%, 09/12/25	EUR	300	372,509
Colfax Corp., 3.25%, 05/15/25		178	221,169
EnPro Industries, Inc., 5.88%, 09/15/22	USD	31	32,046
Grinding Media, Inc., 7.38%, 12/15/23(b)		169	177,450
Haitian International Holdings Ltd., 2.00%, 02/13/19(g)		500	558,750
Navistar International Corp., 6.63%, 11/01/25(b)		70	70,000
Novelis Corp.(b):
6.25%, 08/15/24		334	342,350
5.88%, 09/30/26		640	627,200
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	134	162,555
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	54	52,380
SPX FLOW, Inc.(b):
5.63%, 08/15/24		98	99,715
5.88%, 08/15/26		53	54,458
Terex Corp., 5.63%, 02/01/25(b)		255	255,319
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		144	143,550
Wabash National Corp., 5.50%, 10/01/25(b)		57	55,575

			3,806,090
Marine — 0.0%
CMA CGM SA, 5.25%, 01/15/25	EUR	147	162,436

Media — 3.3%
Acosta, Inc., 7.75%, 10/01/22(b)	USD	56	35,280
Altice Financing SA, 6.63%, 02/15/23(b)		634	627,660
Altice Finco SA, 8.13%, 01/15/24(b)		200	206,000
Altice Luxembourg SA:
7.25%, 05/15/22	EUR	250	298,384
7.75%, 05/15/22(b)	USD	400	371,496
6.25%, 02/15/25	EUR	126	143,611
Altice US Finance I Corp., 5.38%, 07/15/23(b)	USD	413	418,369
AMC Networks, Inc.:
5.00%, 04/01/24		55	54,350
4.75%, 08/01/25		59	56,854
Block Communications, Inc., 6.88%, 02/15/25(b)		30	30,167
Cablevision Systems Corp., 8.00%, 04/15/20		96	101,220
CBS Radio, Inc., 7.25%, 11/01/24(b)		25	25,469
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		12	11,985
7.75%, 07/15/25		411	434,632
Charter Communications Operating LLC:
6.48%, 10/23/45		1,148	1,260,144
5.38%, 05/01/47		315	304,680
Clear Channel International BV, 8.75%, 12/15/20(b)		13	13,585

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20	USD	105	$104,869
6.50%, 11/15/22		1,706	1,741,297
CSC Holdings LLC(b):
10.13%, 01/15/23		418	463,980
10.88%, 10/15/25		1,266	1,487,537
CyberAgent, Inc., 0.00%, 02/17/23(g)(h)	JPY	10,000	104,964
Discovery Communications LLC, 3.95%, 03/20/28	USD	1,500	1,438,866
DISH DBS Corp.:
6.75%, 06/01/21		50	50,312
5.88%, 07/15/22		66	63,113
5.00%, 03/15/23		29	26,064
5.88%, 11/15/24		45	40,106
7.75%, 07/01/26		305	286,014
DISH Network Corp., 3.38%, 08/15/26(g)		58	55,866
Globo Comunicacao e Participacoes SA, 4.84%, 06/08/25		200	195,500
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		7	6,825
5.63%, 03/15/26		20	20,250
MDC Partners, Inc., 6.50%, 05/01/24(b)		199	193,527
Meredith Corp., 6.88%, 02/01/26(b)		42	43,102
Midcontinent Communications, 6.88%, 08/15/23(b)		72	75,690
Myriad International Holdings BV, 5.50%, 07/21/25		700	742,217
NAI Entertainment Holdings, 5.00%, 08/01/18(b)		67	66,966
Outfront Media Capital LLC, 5.63%, 02/15/24		10	10,026
Radiate Holdco LLC(b):
6.88%, 02/15/23		15	14,512
6.63%, 02/15/25		56	51,520
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25		135	133,988
5.00%, 08/01/27		68	63,920
TEGNA, Inc.:
5.13%, 10/15/19		22	22,165
5.50%, 09/15/24(b)		17	17,340
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		200	191,250
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	100	130,415
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		234	310,603
Townsquare Media, Inc., 6.50%, 04/01/23(b)	USD	54	50,760
Tribune Media Co., 5.88%, 07/15/22		2	2,028
Unitymedia GmbH, 3.75%, 01/15/27	EUR	200	258,439
Unitymedia Hessen GmbH & Co. KG:
5.00%, 01/15/25(b)	USD	200	203,500
3.50%, 01/15/27	EUR	200	257,780
6.25%, 01/15/29		369	511,208
Univision Communications, Inc., 5.13%, 02/15/25(b)	USD	95	88,588
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	100	126,564
UPCB Finance VII Ltd., 3.63%, 06/15/29		100	119,286
Urban One, Inc., 7.38%, 04/15/22(b)	USD	110	108,900
Viacom, Inc., (LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(k)		225	228,375
Videotron Ltd., 5.13%, 04/15/27(b)		87	85,260
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	409	562,318
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		150	211,376
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	200	257,422
5.50%, 04/15/26(b)	USD	28	28,140
Ziggo Bond Co. BV, 7.13%, 05/15/24	EUR	100	132,847

Security	Par (000)		Value
Media (continued)
Ziggo Bond Finance BV:
4.63%, 01/15/25	EUR	110	$136,017
5.88%, 01/15/25(b)	USD	200	189,000
Ziggo Secured Finance BV:
4.25%, 01/15/27	EUR	200	247,980
5.50%, 01/15/27(b)	USD	150	140,956

			16,493,434
Metals & Mining — 1.8%
ABJA Investment Co. Pte. Ltd., 5.45%, 01/24/28		300	279,582
ArcelorMittal, 3.13%, 01/14/22	EUR	100	132,644
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79(k)		100	148,646
Big River Steel LLC, 7.25%, 09/01/25(b)	USD	46	47,725
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		46	44,620
Constellium NV:
4.25%, 02/15/26	EUR	100	124,485
5.88%, 02/15/26(b)	USD	250	246,250
Energy Resources LLC, 8.00%, 09/30/22(a)		112	113,262
First Quantum Minerals Ltd., 7.00%, 02/15/21(b)		88	88,275
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		434	429,139
4.00%, 11/14/21		91	90,545
3.55%, 03/01/22		131	126,742
3.88%, 03/15/23		277	267,693
5.45%, 03/15/43		588	540,784
Fresnillo plc:
5.50%, 11/13/23		1,250	1,321,875
Joseph T. Ryerson & Son, Inc., 11.00%, 05/15/22(b)		121	133,403
Novolipetsk Steel, 4.50%, 06/15/23		389	391,443
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	331	415,701
Ovako AB, 5.00%, 10/05/22		100	126,389
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		100	128,594
Severstal OAO, 5.90%, 10/17/22	USD	500	533,750
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	196,257
Signode Industrial Group Lux SA, 6.38%, 05/01/22(b)		78	80,243
Steel Dynamics, Inc.:
5.13%, 10/01/21		230	233,726
5.50%, 10/01/24		80	82,496
4.13%, 09/15/25		51	48,578
5.00%, 12/15/26		6	6,000
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		74	76,220
Teck Resources Ltd.:
4.50%, 01/15/21		19	19,119
3.75%, 02/01/23		120	115,344
8.50%, 06/01/24(b)		465	516,708
5.20%, 03/01/42		167	156,145
5.40%, 02/01/43		113	107,632
thyssenkrupp AG:
1.38%, 03/03/22	EUR	175	216,153
2.50%, 02/25/25		100	128,948
United States Steel Corp.:
6.88%, 08/15/25	USD	69	70,897
6.25%, 03/15/26		75	74,813
Vale Overseas Ltd., 6.25%, 08/10/26		874	978,880

			8,839,706
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 4.75%, 03/15/25(b)		26	25,350

Multiline Retail — 0.2%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	144,158
Dollar Tree, Inc., 5.75%, 03/01/23	USD	301	314,191

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Multiline Retail (continued)
JC Penney Corp., Inc.:
8.13%, 10/01/19	USD	3	$3,184
6.38%, 10/15/36		19	11,780
7.40%, 04/01/37		5	3,350
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		92	58,190
SACI Falabella, 4.38%, 01/27/25		600	606,875

			1,141,728
Multi-Utilities — 0.1%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(k)	EUR	200	253,670

Oil, Gas & Consumable Fuels — 4.8%
ABM Investama Tbk. PT, 7.13%, 08/01/22	USD	200	198,011
Alta Mesa Holdings LP, 7.88%, 12/15/24		41	42,691
Antero Resources Corp.:
5.13%, 12/01/22		28	28,210
5.63%, 06/01/23		65	66,300
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		53	57,240
California Resources Corp., 8.00%, 12/15/22(b)		73	57,305
Callon Petroleum Co., 6.13%, 10/01/24		65	66,482
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		6	5,820
7.63%, 01/15/22		34	33,660
Capital Stage Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(g)(j)(k)	EUR	100	131,474
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23	USD	67	67,000
8.25%, 07/15/25		104	108,940
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		271	299,794
5.88%, 03/31/25		2	2,092
5.13%, 06/30/27		548	543,890
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		140	138,075
Chesapeake Energy Corp.(b):
8.00%, 12/15/22		221	233,984
8.00%, 01/15/25		26	25,155
8.00%, 06/15/27		210	200,550
CNX Resources Corp., 5.88%, 04/15/22		979	985,119
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		118	126,000
Continental Resources, Inc.:
3.80%, 06/01/24		81	77,962
4.38%, 01/15/28(b)		58	56,550
4.90%, 06/01/44		16	15,320
Covey Park Energy LLC, 7.50%, 05/15/25(b)		159	157,410
Crestwood Midstream Partners LP, 6.25%, 04/01/23		45	45,337
CrownRock LP, 5.63%, 10/15/25(b)		152	150,480
DCP Midstream Operating LP, 6.75%, 09/15/37(b)		140	154,000
DEA Finance SA, 7.50%, 10/15/22	EUR	107	144,047
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	123	125,306
Diamondback Energy, Inc., 5.38%, 05/31/25		70	71,085
Eclipse Resources Corp., 8.88%, 07/15/23		20	18,875
Empresa Nacional del Petroleo, 3.75%, 08/05/26		600	577,500
Enbridge, Inc., (LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(k)		860	851,932
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		19	18,905
5.75%, 01/30/28		19	18,929
Energy Transfer Equity LP:
7.50%, 10/15/20		16	17,230
4.25%, 03/15/23		127	123,190
5.88%, 01/15/24		95	98,087
5.50%, 06/01/27		7	7,018

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners LP, 5.15%, 02/01/43	USD	1,250	$1,141,461
Enterprise Products Operating LLC, (LIBOR USD 3 Month + 3.71%), 5.48%, 08/01/66(k)		2,058	2,063,266
EP Energy LLC:
9.38%, 05/01/20		2	1,860
9.38%, 05/01/24(b)		130	92,462
8.00%, 11/29/24(b)		104	104,520
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		148	154,660
5.63%, 02/01/26		2	1,890
Genesis Energy LP:
6.50%, 10/01/25		24	23,520
6.25%, 05/15/26		44	41,910
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		147	150,675
Gulfport Energy Corp.:
6.63%, 05/01/23		96	96,960
6.00%, 10/15/24		46	43,642
6.38%, 01/15/26		6	5,700
Halcon Resources Corp.:
6.75%, 02/15/25		127	124,777
6.75%, 02/15/25(b)		31	30,264
Harvest Operations Corp., 3.00%, 09/21/22		255	247,155
Hess Corp., 5.80%, 04/01/47		750	788,366
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		94	92,355
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		46	43,355
Jones Energy Holdings LLC, 9.25%, 03/15/23(b)		7	6,667
Kinder Morgan, Inc., 5.55%, 06/01/45		1,000	1,049,458
Lukoil International Finance BV, 4.56%, 04/24/23		700	705,558
Matador Resources Co., 6.88%, 04/15/23		165	171,600
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		200	190,467
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		700	739,936
MEG Energy Corp.(b):
7.00%, 03/31/24		13	10,725
6.50%, 01/15/25		138	133,860
MPLX LP, 4.70%, 04/15/48		1,500	1,461,148
Murphy Oil Corp.:
4.45%, 12/01/22		25	24,187
5.75%, 08/15/25		6	5,910
5.88%, 12/01/42		13	11,895
Newfield Exploration Co., 5.63%, 07/01/24		115	121,325
NGL Energy Partners LP, 6.88%, 10/15/21		196	195,510
NGPL PipeCo LLC(b):
4.38%, 08/15/22		50	49,688
7.77%, 12/15/37		129	156,090
Oasis Petroleum, Inc.:
6.50%, 11/01/21		39	39,585
6.88%, 03/15/22		32	32,456
6.88%, 01/15/23		12	12,150
2.63%, 09/15/23(g)		164	169,369
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(k)	EUR	300	384,166
Parkland Fuel Corp., 6.00%, 04/01/26(b)	USD	24	24,120
Parsley Energy LLC(b):
6.25%, 06/01/24		28	29,015
5.38%, 01/15/25		146	145,635
5.25%, 08/15/25		40	39,650
PBF Holding Co. LLC, 7.25%, 06/15/25		55	57,131
PDC Energy, Inc., 5.75%, 05/15/26(b)		21	20,633
QEP Resources, Inc.:
5.38%, 10/01/22		61	60,924
5.63%, 03/01/26		24	22,680
Raizen Fuels Finance SA, 5.30%, 01/20/27		300	303,150

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.00%, 03/15/23	USD	113	$108,344
4.88%, 05/15/25		42	38,955
Reliance Industries Ltd., 4.13%, 01/28/25		750	746,607
Repsol International Finance BV(k):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	100	131,721
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		332	446,725
Resolute Energy Corp., 8.50%, 05/01/20	USD	107	106,733
Rockies Express Pipeline LLC(b):
6.85%, 07/15/18		88	88,669
6.00%, 01/15/19		35	35,613
5.63%, 04/15/20		70	72,451
6.88%, 04/15/40		125	144,172
RSP Permian, Inc.:
6.63%, 10/01/22		102	106,589
5.25%, 01/15/25		19	19,641
Sanchez Energy Corp.:
7.75%, 06/15/21		218	200,560
6.13%, 01/15/23		107	78,043
7.25%, 02/15/23(b)		40	40,200
Santos Finance Ltd., 4.13%, 09/14/27		200	190,666
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		37	35,335
Sinopec Capital Ltd., 3.13%, 04/24/23		900	871,649
SM Energy Co.:
6.50%, 11/15/21		30	30,187
6.50%, 01/01/23		8	7,940
5.00%, 01/15/24		41	38,028
5.63%, 06/01/25		59	55,903
6.75%, 09/15/26		24	23,760
Southwestern Energy Co.:
6.70%, 01/23/25		51	49,496
7.50%, 04/01/26		22	22,220
7.75%, 10/01/27		32	32,560
Sunoco LP(b):
4.88%, 01/15/23		108	104,085
5.88%, 03/15/28		32	30,920
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		102	103,785
5.50%, 01/15/28		87	87,761
Targa Resources Partners LP:
5.13%, 02/01/25		46	45,770
5.38%, 02/01/27		27	26,899
5.00%, 01/15/28(b)		73	69,624
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26		1,100	1,050,500
Total SA, (EUR Swap Annual 5 Year + 3.78%), 3.88%(j)(k)	EUR	100	134,845
Whiting Petroleum Corp.:
1.25%, 04/01/20(g)	USD	30	28,237
6.63%, 01/15/26(b)		61	61,458
WildHorse Resource Development Corp., 6.88%, 02/01/25		34	34,085
Williams Cos., Inc. (The):
8.75%, 03/15/32		22	29,150
5.75%, 06/24/44		257	271,778
WPX Energy, Inc.:
6.00%, 01/15/22		123	126,383
8.25%, 08/01/23		45	50,400
5.25%, 09/15/24		26	25,610
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		385	377,513

			24,152,011

Security	Par (000)		Value
Paper & Forest Products — 0.1%
Daio Paper Corp., 0.00%, 09/17/20(g)(h)	JPY	40,000	$396,128
Mercer International, Inc.:
7.75%, 12/01/22	USD	10	10,625
6.50%, 02/01/24		42	43,995
5.50%, 01/15/26(b)		29	28,782
Norbord, Inc.(b):
5.38%, 12/01/20		20	20,950
6.25%, 04/15/23		42	44,205
Stora Enso OYJ, 2.50%, 06/07/27	EUR	100	124,298

			668,983
Personal Products — 0.1%
Coty, Inc.:
4.00%, 04/15/23		100	123,814
4.75%, 04/15/26		140	172,263
6.50%, 04/15/26(b)	USD	24	24,120
Unilever NV:
1.13%, 02/12/27	EUR	175	214,784
1.63%, 02/12/33		125	153,164

			688,145
Pharmaceuticals — 0.9%
Allergan Funding SCS, 4.75%, 03/15/45	USD	1,000	981,042
Catalent Pharma Solutions, Inc.:
4.75%, 12/15/24	EUR	100	128,589
4.88%, 01/15/26(b)	USD	91	88,725
Endo Dac, 5.88%, 10/15/24(b)		200	197,000
Endo Finance LLC(b):
5.75%, 01/15/22		87	71,340
5.38%, 01/15/23		20	15,150
Glenmark Pharmaceuticals Ltd., 2.00%, 06/28/22(g)		500	532,500
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		67	71,187
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	102	123,637
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		150	183,971
Sanofi SA, 1.38%, 03/21/30		200	244,281
Teva Pharmaceutical Finance Netherlands II BV:
1.25%, 03/31/23		190	211,459
4.50%, 03/01/25		100	123,353
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	109	105,401
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(b)		23	23,086
6.75%, 08/15/21(b)		17	17,043
5.63%, 12/01/21(b)		57	54,435
6.50%, 03/15/22(b)		84	86,730
7.25%, 07/15/22(b)		2	2,000
5.50%, 03/01/23(b)		74	64,750
4.50%, 05/15/23	EUR	184	200,321
5.88%, 05/15/23(b)	USD	560	494,194
7.00%, 03/15/24(b)		132	137,610
6.13%, 04/15/25(b)		134	115,642
5.50%, 11/01/25(b)		141	137,264
9.25%, 04/01/26(b)		24	23,909

			4,434,619
Professional Services — 0.2%
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		100	97,500
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(b)		82	84,870
IHS Markit Ltd.(b):
4.75%, 02/15/25		60	60,900
4.00%, 03/01/26		33	31,680
Jaguar Holding Co. II, 6.38%, 08/01/23(b)		379	383,264
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	225	281,917

			940,131

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Real Estate Management & Development — 2.2%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	134	$171,144
2.13%, 02/06/24		425	517,902
Agile Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(j)(k)	USD	200	198,266
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 4.00%, 10/05/78(k)	EUR	100	123,051
Aroundtown SA, 2.13%, 03/13/23		100	128,709
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(j)(k)	USD	250	243,375
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(j)(k)	EUR	200	254,519
CFLD Cayman Investment Ltd., 6.50%, 12/21/20	USD	200	199,000
China Evergrande Group, 4.25%, 02/14/23(g)	HKD	4,000	489,924
China Overseas Finance Investment Cayman V Ltd., 0.00%, 01/05/23(g)(h)	USD	600	632,700
CPI Property Group SA, 2.13%, 10/04/24	EUR	175	213,383
Emaar Sukuk Ltd., 3.64%, 09/15/26	USD	300	284,202
Fantasia Holdings Group Co. Ltd.:
7.25%, 02/13/19		200	202,005
7.95%, 07/05/22		250	239,388
Fastighets AB Balder, (EUR Swap Annual 5 Year + 2.90%), 3.00%, 03/07/78(k)	EUR	100	118,781
Five Point Operating Co. LP, 7.88%, 11/15/25(b)	USD	39	39,341
Future Land Development Holdings Ltd., 2.25%, 02/10/19(g)	HKD	3,600	451,253
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21	USD	200	198,509
Grand City Properties SA, 1.50%, 02/22/27	EUR	100	119,431
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	USD	44	43,890
Hong Seng Ltd., 8.50%, 11/20/18		600	600,000
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		128	126,400
Jiayuan International Group Ltd., 8.25%, 11/14/18		205	205,513
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		200	196,194
8.50%, 06/30/22		554	517,649
Lodha Developers International Ltd., 12.00%, 03/13/20		200	208,500
MAF Global Securities Ltd., 4.75%, 05/07/24		660	679,800
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		700	687,134
Powerlong Real Estate Holdings Ltd., 0.00%, 02/11/19(g)(h)	HKD	2,000	251,015
Realogy Group LLC, 4.88%, 06/01/23(b)	USD	65	62,237
Redco Group, 6.38%, 02/27/19		330	330,248
RESIDOMO Sro, 3.38%, 10/15/24	EUR	243	299,478
Ronshine China Holdings Ltd., 6.95%, 12/08/19	USD	300	293,244
Singha Estate PCL, 2.00%, 07/20/22(g)		800	811,000
Summit Germany Ltd., 2.00%, 01/31/25	EUR	100	119,482
TLG Immobilien AG, 1.38%, 11/27/24		300	365,456
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27	USD	200	188,852
Vonovia Finance BV:
0.75%, 01/15/24	EUR	200	242,020
1.50%, 01/14/28		200	239,224

			11,292,219
Road & Rail — 0.7%
Asciano Finance Ltd., 4.75%, 03/22/28	USD	300	296,082
Avis Budget Car Rental LLC, 5.13%, 06/01/22(b)		165	165,008
Avis Budget Finance plc, 4.13%, 11/15/24	EUR	100	126,146
Deutsche Bahn Finance GMBH, 1.00%, 12/17/27		250	308,431

Security	Par (000)		Value
Road & Rail (continued)
EC Finance plc, 2.38%, 11/15/22	EUR	100	$123,230
Europcar Groupe SA:
5.75%, 06/15/22		110	140,256
4.13%, 11/15/24		212	260,203
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	91	97,142
7.75%, 06/01/24		146	158,045
Hertz Corp. (The), 7.63%, 06/01/22(b)		102	103,530
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	266	327,300
Loxam SAS:
3.50%, 05/03/23		200	252,855
4.25%, 04/15/24		211	273,376
6.00%, 04/15/25		100	132,403
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24(g)(h)	JPY	80,000	810,112
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	60	57,000
5.25%, 08/15/22		62	60,741

			3,691,860
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		29	31,610
Broadcom Corp., 3.88%, 01/15/27		1,055	1,026,076
Entegris, Inc., 4.63%, 02/10/26(b)		45	43,880
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	202,556
Microchip Technology, Inc., 1.63%, 02/15/25(g)		129	228,715
Micron Technology, Inc.:
5.25%, 01/15/24(b)		11	11,371
5.50%, 02/01/25		3	3,113
Microsemi Corp., 9.13%, 04/15/23(b)		7	7,796
NXP BV(b):
4.13%, 06/01/21		306	309,060
3.88%, 09/01/22		1,000	992,500
4.63%, 06/01/23		200	203,560
ON Semiconductor Corp., 1.00%, 12/01/20(g)		130	185,533
QUALCOMM, Inc.:
4.80%, 05/20/45		305	317,958
4.30%, 05/20/47		445	431,179
Versum Materials, Inc., 5.50%, 09/30/24(b)		23	23,748

			4,018,655
Software — 0.6%
Ascend Learning LLC, 6.88%, 08/01/25(b)		75	77,062
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		114	113,857
CDK Global, Inc., 4.88%, 06/01/27(b)		71	68,337
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		64	63,459
Citrix Systems, Inc., 0.50%, 04/15/19(g)		29	38,176
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		164	182,040
Infor US, Inc., 6.50%, 05/15/22		651	662,393
Informatica LLC, 7.13%, 07/15/23(b)		211	210,472
Nuance Communications, Inc.:
6.00%, 07/01/24		2	2,050
5.63%, 12/15/26		105	103,163
PTC, Inc., 6.00%, 05/15/24		46	48,185
RP Crown Parent LLC, 7.38%, 10/15/24(b)		116	120,060
Solera LLC, 10.50%, 03/01/24(b)		765	851,063
Symantec Corp., 5.00%, 04/15/25(b)		45	45,385
TIBCO Software, Inc., 11.38%, 12/01/21(b)		217	236,259
Veritas US, Inc., 7.50%, 02/01/23(b)		200	200,500

			3,022,461
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		86	87,505

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Specialty Retail (continued)
Baoxin Auto Finance I Ltd.:
6.63%, 04/02/19	USD	265	$265,000
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(j)(k)		270	253,687
Beacon Escrow Corp., 4.88%, 11/01/25(b)		90	85,725
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		11	11,000
L Brands, Inc.:
6.88%, 11/01/35		120	116,400
6.75%, 07/01/36		8	7,680
Masaria Investments SAU, 5.00%, 09/15/24	EUR	130	160,158
Penske Automotive Group, Inc.:
3.75%, 08/15/20	USD	55	55,000
5.50%, 05/15/26		46	45,195
PetSmart, Inc., 5.88%, 06/01/25(b)		35	25,288
Staples, Inc., 8.50%, 09/15/25(b)		49	45,325

			1,157,963
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, 7.13%, 06/15/24(b)		388	414,954
Western Digital Corp., 4.75%, 02/15/26		1,171	1,168,424

			1,583,378
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 3.38%, 03/15/27	EUR	100	125,433
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	USD	355	320,388
PVH Corp., 3.13%, 12/15/27	EUR	319	387,099
SMCP Group SAS, 5.88%, 05/01/23		54	70,889

			903,809
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco plc:
6.25%, 09/15/21	GBP	200	281,049
6.13%, 01/15/24		200	273,776
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	7	7,000
5.25%, 10/01/25		90	85,275

			647,100
Tobacco — 0.1%
BAT Capital Corp., 2.13%, 08/15/25	GBP	250	341,385

Trading Companies & Distributors — 0.5%
Aircastle Ltd.:
5.13%, 03/15/21	USD	40	41,000
5.50%, 02/15/22		197	205,372
4.13%, 05/01/24		55	53,900
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		48	47,640
HD Supply, Inc., 5.75%, 04/15/24(b)		1,224	1,289,423
Rexel SA, 2.63%, 06/15/24	EUR	125	156,814
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	34	34,595
5.75%, 11/15/24		287	298,781
5.50%, 07/15/25		32	32,760
4.63%, 10/15/25		136	132,260
5.88%, 09/15/26		56	58,240

			2,350,785
Transportation Infrastructure — 0.4%
Royal Capital BV(j):
5.88%		500	490,935
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(k)		219	212,999
Societa Iniziative Autostradali e Servizi SpA, 1.63%, 02/08/28	EUR	100	121,908
Swissport Financing Sarl:
6.75%, 12/15/21		157	198,014
9.75%, 12/15/22		150	192,876

Security	Par (000)		Value
Transportation Infrastructure (continued)
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22(g)(h)	EUR	600	$713,723

			1,930,455
Water Utilities — 0.0%
Core & Main LP, 6.13%, 08/15/25(b)	USD	129	126,097

Wireless Telecommunication Services — 1.0%
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		60	64,390
5.25%, 08/01/26		117	114,660
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	250	309,750
4.00%, 11/15/27		100	118,308
SoftBank Group Corp.:
4.75%, 09/19/24	USD	300	290,226
4.75%, 07/30/25	EUR	185	236,766
Sprint Communications, Inc.(b):
9.00%, 11/15/18	USD	43	44,344
7.00%, 03/01/20		306	321,300
Sprint Corp.:
7.88%, 09/15/23		165	168,300
7.13%, 06/15/24		620	604,500
7.63%, 02/15/25		123	120,847
7.63%, 03/01/26		70	68,299
Telefonica Europe BV(j)(k):
(EUR Swap Annual 5 Year + 5.04%), 6.50%	EUR	100	126,467
(EUR Swap Annual 5 Year + 3.81%), 4.20%		200	258,695
(EUR Swap Annual 6 Year + 3.80%), 5.00%		200	264,227
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	200	305,644
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	300	442,918
(EUR Swap Annual 5 Year + 3.86%), 3.75%		100	128,113
(EUR Swap Annual 5 Year + 2.33%), 2.63%		100	120,270
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	55	54,725
6.00%, 03/01/23		95	98,800
6.63%, 04/01/23		99	102,280
6.00%, 04/15/24		21	21,874
6.38%, 03/01/25		7	7,315
4.50%, 02/01/26		122	117,120
4.75%, 02/01/28		133	127,846
Wind Tre SpA:
2.63%, 01/20/23	EUR	120	133,065
3.13%, 01/20/25		110	119,277
Xplornet Communications, Inc., 9.63% ( 9.63% Cash or 10.63% PIK), 06/01/22(b)(i)	USD	34	33,348

			4,923,674

Total Corporate Bonds — 53.8% (Cost: $267,923,535)			270,894,731

Floating Rate Loan Interests — 22.0%(l)

Aerospace & Defense — 0.2%
Abacus Innovations Corp., Term Loan B, 08/16/23(m)		49	49,269
Engility Corp., Term Loan B1, (LIBOR USD 6 Month + 2.25%), 4.16%, 08/12/20		182	182,193
Engility Corp., Term Loan B2, 08/14/23(m)		121	121,243
Sequa Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.07%, 11/28/21		233	236,060
StandardAero Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.63%, 07/07/22		70	70,198
TransDigm, Inc., Term Loan F, 06/09/23(m)		446	447,243

			1,106,206

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Air Freight & Logistics — 0.1%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month - 0.10%), 2.21%, 03/19/21(f)	USD	130	$127,201
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		131	128,253
Ceva Logistics Canada ULC, Canadian Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		26	25,746
Ceva Logistics U.S. Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		176	172,128
XPO Logistics, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.92%, 02/24/25		113	113,399

			566,727
Airlines — 0.0%
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.78%, 12/14/23		177	177,242
Northwest Airlines, Inc., Term Loan:
(LIBOR USD 6 Month + 1.23%), 3.30% , 09/10/18(f)		9	8,422

			185,664
Auto Components — 0.1%
American Tire Distributors, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.24%, 09/01/21		340	343,744
Dayco Products LLC, Term Loan B, (LIBOR USD 3 Month + 5.00%), 6.98%, 05/19/23(f)		144	144,992
EOC Group, Inc., Term Loan, 03/15/25(f)(m)		31	31,175
Eoc Group, Inc., Term Loan B, 03/15/25(f)(m)		195	194,736

			714,647
Automobiles — 0.1%
CH Holdings Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 02/01/24		216	217,430
CH Holdings Corp., 2nd Lien Term Loan B, (LIBOR USD 1 Month + 7.25%), 9.13%, 02/03/25(f)		60	60,750
Dealer Tire LLC, Term loan B, (LIBOR USD 3 Month + 3.25%), 5.56% - 5.75%, 12/22/21(f)		148	149,855
FPC Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 6.30%, 11/19/19		224	222,855

			650,890
Building Products — 0.2%
Continental Building Products, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.13%, 08/18/23		58	58,910
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.59%, 05/05/24		293	295,362
Jeld-Wen, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.30%, 12/14/24		229	230,285
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.56%, 12/19/23		310	310,930

			895,487
Capital Markets — 0.2%
Capital Vision Services LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.79%, 02/06/25		150	148,970
CNT Holdings III Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 01/22/23		66	63,695
Deerfield Holdings Corp., Term Loan B, 02/13/25(m)		120	120,150
Fortress Investment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 12/27/22		185	186,787
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.44% - 6.05%, 10/12/22		194	194,760
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.30%, 03/27/23		224	225,412
TCW Group, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.02%, 12/27/24(f)		95	95,236

			1,035,010

Security	Par (000)		Value
Chemicals — 0.9%
Alpha 3 BV, Term Loan B1, (LIBOR USD 3 Month + 3.00%), 5.30%, 01/31/24	USD	268	$269,918
Ascend Performance Materials Operations LLC, Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.13%, 08/12/22		335	335,889
Axalta Dupont PC, Term Loan B2, (LIBOR USD 3 Month + 2.00%), 4.30%, 06/01/24		279	278,972
Chemours Co. (The), Term Loan B, (LIBOR USD 3 Month + 1.50%), 6.25%, 05/12/22		332	331,206
Eaglepicher Technologies LLC, Term Loan B1, (LIBOR USD 6 Month + 3.25%), 4.96%, 02/23/25		165	164,691
Encapsys LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 11/07/24		160	161,101
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.05%, 04/01/24		462	464,458
Greenrock Element Materials, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.80%, 06/28/24		90	90,336
HB Fuller Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.07%, 10/20/24		323	324,791
Invictus Co., Term Loan B, 03/28/25(m)		228	229,518
Invictus Co., Term Loan B 26, 03/28/26(m)		65	65,866
Oxea Corp., Term Loan B2, (LIBOR USD 3 Month + 3.50%), 5.25%, 10/14/24(f)		489	490,608
Platform Specialty Corp., Term Loan B6, (LIBOR USD 1 Month + 3.00%), 4.88%, 06/07/23		322	323,817
Platform Specialty Corp., Term Loan B7, (LIBOR USD 1 Month + 2.50%), 4.38%, 06/07/20		224	224,719
PQ Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.29%, 02/08/25		412	413,922
Road Infrastructure Investment LLC, Term Loan, 06/13/23(m)		229	229,103

			4,398,915
Commercial Services & Supplies — 1.2%
Access CIG LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.63%, 02/27/25		71	72,094
Access CIG LLC, 2nd Lien Term Loan B, (LIBOR USD 6 Month + 7.75%), 9.63%, 02/27/26		28	28,545
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.98%, 11/10/23		337	337,374
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.99% - 6.55%, 06/21/24		807	813,581
Cast & Crew Payroll LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 09/27/24		323	322,937
Clean Harbors, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.88%, 06/30/24		89	89,697
CPA Global Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.02%, 10/15/24		346	345,845
Garda World Security Copr., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.51% - 7.00%, 05/24/24		132	132,827
Harland Clarke Holdings Corp., Term Loan B7, (LIBOR USD 3 Month + 4.75%), 7.05%, 11/03/23		133	134,522
KAR Auction Services, Inc., Term Loan B4, (LIBOR USD 3 Month + 2.25%), 4.56%, 03/11/21		76	75,874
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.81%, 03/09/23		225	225,490
OPE Inmar Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.38%, 05/01/24		129	129,955
Prime Security Services Borrower LLC, 1st Lien Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.63%, 05/02/22		641	646,022
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.77%, 02/01/25		210	210,174

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 8.53%, 02/01/26	USD	105	$106,313
ServiceMaster Co. LLC, 1st Lein Term Loan C, (LIBOR USD 1 Month + 2.50%), 4.38%, 11/08/23		494	495,910
Thomson Reuters, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 10/03/23		575	578,311
West Corp., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.88%, 10/10/24		478	482,502
Wrangler Buyer Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.31%, 09/27/24		574	576,449

			5,804,422
Communications Equipment — 0.1%
Avaya, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.75%), 6.54%, 12/15/24		233	234,900
Commscope, Inc., Tranche 5 Term Loan, (LIBOR USD 1 Month + 2.00%), 3.88%, 12/29/22		149	149,542

			384,442
Construction & Engineering — 0.1%
Ply Gem, Inc., Term Loan B, 04/01/25(f)(m)		330	330,000

Construction Materials — 0.3%
American Builders & Contractors Supply Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.38%, 10/31/23		420	421,022
GYP Holdings III Corp., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.77%, 04/01/23		321	322,079
HD Supply Waterworks Ltd., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.01% - 5.21%, 08/01/24(f)		424	426,057
Ply Gem Industries, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.30%, 02/01/21		229	228,804

			1,397,962
Containers & Packaging — 0.5%
Berlin Packing LLC, Term Loan B1, (LIBOR USD 1 Month + 3.25%), 4.92% - 5.13%, 10/01/21		137	137,331
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.00%), 3.74% - 3.88%, 10/01/22		566	568,916
Berry Global, Inc., Term Loan R, (LIBOR USD 1 Month + 2.00%), 3.74%, 01/19/24		194	194,665
BWAY Holding Co., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.96%, 04/03/24		270	271,164
Charter Nex U.S., Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.88%, 05/16/24		203	203,768
Plastipak Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 10/14/24		124	124,934
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.63%, 02/05/23		763	766,912
Signode Industrial Group, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.40% - 6.50%, 05/01/21(f)		135	134,767

			2,402,457
Distributors — 0.1%
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.88%, 11/21/24		388	391,989

Diversified Consumer Services — 0.7%
AlixPartners LLP, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.05%, 04/04/24		709	712,101
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 3 Month + 3.75%), 6.05% , 07/28/22		86	84,860
(LIBOR USD 3 Month + 8.50%), 10.27% , 07/28/23		125	123,437

Security	Par (000)		Value
Diversified Consumer Services (continued)
Bright Horizons Family Horizons, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 11/07/23	USD	222	$222,880
Employebridge LLC, Term Loan, (LIBOR USD 1 Month + 6.50%), 8.38%, 05/15/20		164	161,874
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.15%, 05/20/24		250	251,145
iQor U.S., Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.00%), 6.69%, 04/01/21		191	191,368
Research Now, Inc., Term Loan B, (LIBOR USD 3 Month + 5.50%), 7.86%, 12/07/24		180	177,868
Sirva Worldwide, Inc., Term Loan B, (LIBOR USD 3 Month + 6.50%), 8.20% - 8.51%, 11/22/22(f)		122	122,423
Spin Holdco, Inc., Term Loan, (LIBOR USD 6 Month + 3.25%), 5.08%, 11/14/22		187	188,098
SterlingBackcheck, Initial Term Loan, (LIBOR USD 1 Month + 3.50%), 5.38%, 06/19/24(f)		400	399,686
TierPoint LLC, 1st Lien Term Loan, 05/06/24(f)(m)		248	244,624
Trugreen Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.74%, 04/13/23		30	30,111
U.S. Security Associates, Inc., Term Loan, 07/14/23(m)		316	316,615
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 6.43% - 6.45%, 11/29/24		532	537,754

			3,764,844
Diversified Financial Services — 0.5%
Avolon Sarl, 1st Lient Term Loan B2, (LIBOR USD 1 Month + 2.25%), 4.07%, 03/21/22		114	114,128
Eton Park International LLP, Term Loan B, 03/15/25(f)(m)		135	135,169
Kingpin Intermediate Holdings LLC, Term Loan, 07/03/24(f)(m)		243	245,796
Sedgwick Claims Management Services, 1st Lien Term Loan, 03/01/21(m)		465	464,454
Sedgwick Claims Management Services, 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 7.63%, 02/28/22		410	411,230
SMG Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.14%, 01/23/25		140	141,050
VICI Properties, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.85%, 12/20/24		580	581,684
Zigg Secured Finance BV, Term Loan E, (LIBOR USD 1 Month + 2.50%), 4.28%, 04/15/25		195	193,518

			2,287,029
Diversified Telecommunication Services — 1.1%
Altice Financing SA, Term Loan, (LIBOR USD 3 Month + 2.75%), 4.47%, 01/31/26		332	325,511
Altice Financing SA, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.47%, 07/15/25		54	53,149
Centurylink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.63%, 01/31/25		1,792	1,761,254
Centurylink, Inc., 1st Lien Term Loan A, (LIBOR USD 1 Month + 2.75%), 4.63%, 11/01/22		543	541,088
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 10/05/23		60	59,462
Frontier Communications Corp., Term Loan A, (LIBOR USD 1 Month + 2.75%), 4.63%, 03/31/21		273	270,070
Level 3 Financing, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.11%, 02/22/24		1,175	1,177,021
Lumos Networks Operators, Term Loan, (LIBOR USD 3 Month + 3.25%), 4.98%, 11/15/24		272	274,401
Securus Technologies Holdings, Inc., 1st Lien Term Loan, 11/01/24(m)		201	203,088

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
SFR Group SA, Term Loan B12, (LIBOR USD 6 Month + 3.00%), 4.72%, 01/31/26	USD	310	$300,916
Spirit Communication, Term Loan,10/27/24(m)		135	135,154
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 3.00%), 5.31%, 11/17/23		124	124,414
Zayo Group LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 01/19/21		444	444,939

			5,670,467
Electric Utilities — 0.3%
Granite Acquisition, Inc., 1st Lien Term Loan B1, (LIBOR USD 6 Month + 3.50%), 5.19%, 12/17/21		386	390,408
Granite Acquisition, Inc., 1st Lien Term Loan C1, (LIBOR USD 3 Month + 3.50%), 5.80%, 12/17/21		62	63,212
Nautilus Power LLC, Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.13%, 05/16/24		381	387,138
Texas Competitive Electric Holdings Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.38%, 08/04/23		456	459,210
Texas Competitive Electric Holdings Co. LLC, Term Loan C, (LIBOR USD 1 Month + 2.50%), 4.38%, 08/04/23		82	82,340

			1,382,308
Electrical Equipment — 0.3%
Compass Power Generation LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.05%, 12/20/24		175	176,580
Convergint Technologies LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.30%, 02/03/25		84	83,555
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 3.88%, 09/07/23		693	693,189
EXC Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.16%, 12/02/24		150	151,249
Graftech Finance, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.24%, 02/12/25(f)		260	260,000
Internet Brands, 1st Lien Term Loan, 09/13/24(m)		120	119,678
WireCo WorldGroup, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.48%, 09/29/23		217	219,409

			1,703,660
Energy Equipment & Services — 0.1%
Ocean Rig UDW, Inc., Term Loan, (LIBOR USD 3 Month + 8.00%), 8.00%, 09/20/24		67	69,665
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 4.18%, 07/13/20		260	256,226
Woodford Express LLC, Term Loan B, (LIBOR USD 3 Month + 5.00%), 6.88%, 01/27/25		165	162,182

			488,073
Equity Real Estate Investment Trusts (REITs) — 0.1%
Capital Automotive LP, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.38%, 03/25/24		133	133,469
GEO Group, Inc. (The), Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 03/22/24		292	292,295
RHP Hotel Properties LP, Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.07%, 05/11/24		189	189,943

			615,707
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.19%, 02/03/24		302	302,045
Sigma Bidco, Term Loan B, 03/07/25(m)		180	179,775
U.S. Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.38%, 06/27/23		261	263,004

			744,824

Security	Par (000)		Value
Food Products — 0.9%
1011778 BC ULC, Term Loan B3, 02/16/24(m)	USD	778	$778,649
Albertson’s LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.63%, 08/25/21		118	116,600
Aramark Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 03/11/25		289	291,048
CH Guenther & Son, Inc., Term Loan B, 03/21/25(f)(m)		100	100,125
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.38%, 10/10/23		388	390,049
Dole Food Co., Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.69% - 6.75%, 04/06/24		177	176,846
Hostess Brands LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 08/03/22		460	462,299
JBS USA LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 4.68%, 10/30/22		645	642,805
Nomad Foods Ltd., Term Loan B4, (LIBOR USD 1 Month + 2.25%), 4.03%, 05/15/24		266	265,999
Pinnacle Foods Finance LLC, Term Loan B, 02/02/24(m)		337	338,670
Post Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 05/24/24		253	253,342
Reddy Ice Corp., 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.50%), 7.25% - 9.25%, 05/01/19		112	111,992
Reddy Ice Corp., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 9.50%), 11.20%, 11/01/19		200	186,166
Trimark Holdings, Inc., Term Loan, 08/28/24(m)		315	316,167

			4,430,757
Gas Utilities — 0.0%
BCP Renaissance Parent LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.77%, 10/31/24		152	152,634

Health Care Equipment & Supplies — 0.4%
Cryolife, Inc., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.30%, 12/02/24(f)		289	292,168
DJO Finance LLC, Term Loan, 06/08/20(m)		891	894,987
Immucor, Inc., Term Loan B3, (LIBOR USD 3 Month + 5.00%), 7.30%, 06/15/21		508	519,282
Tecomet, Inc.,1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.28% - 7.25%, 05/01/24		280	282,183

			1,988,620
Health Care Providers & Services — 1.1%
ACADIA Healthcare Co., Inc., Term Loan B4, (LIBOR USD 1 Month + 2.50%), 4.38%, 02/16/23		402	405,271
Auris Luxembourg SA, Term Loan B7, (LIBOR USD 3 Month + 3.00%), 5.30%, 01/17/22		405	407,639
Chg Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.77%, 06/07/23		393	395,589
Community Health Systems, Inc., Term Loan G, 12/31/19(m)		115	111,720
Concentra, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.53%, 06/01/22		272	273,814
Cotiviti Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.56%, 09/28/23(f)		246	247,648
Curo Health Services LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.81%, 02/07/22		172	170,795
DaVita Healthcare Partner, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 06/24/21		164	165,187
Diplomat Pharmacy, Inc., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.38%, 12/20/24		108	108,738
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 12/01/23		469	470,259
HCA, Inc., Term Loan B10, 03/13/25(m)		405	407,973

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
MultiPlan, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.05%, 06/07/23	USD	465	$466,361
National Mentor Holdings, Inc., Tranche B Term Loan, (LIBOR USD 3 Month + 3.00%), 5.30%, 01/31/21		144	144,645
nThrive, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.38%, 10/20/22		320	320,914
Ortho-Clinical Diagnostics, Inc., Term Loan, 06/30/21(m)		782	788,187
Team Health Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 02/06/24		306	291,572
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 02/13/23		170	171,740

			5,348,052
Health Care Technology — 0.2%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 03/01/24		513	514,040
Press Ganey Holdings, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.88%, 10/23/23		198	198,487
Press Ganey Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.38%, 10/21/24		91	91,921
Quintiles IMS, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.09%, 03/07/24		135	136,032

			940,480
Hotels, Restaurants & Leisure — 1.2%
Amaya Group Holdings, 2nd Lien Term Loan B, (LIBOR USD 3 Month + 7.00%), 9.30%, 08/01/22		134	134,188
Amaya Holdings BV, Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.80%, 08/01/21		376	377,098
Aristocrat International, Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.74%, 10/19/24		204	205,254
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.24%, 09/15/23		433	434,828
Caesars Resort Collection LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 12/23/24		722	726,732
CCM Merger LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 08/06/21		306	307,908
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 02/12/21		170	160,064
Cineworld Ltd., Term Loan B, 02/28/25(m)		168	167,714
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.38%, 04/18/24		526	528,515
Four Seaons Holding, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.38%, 11/30/23		54	54,584
GVC Holdings plc, Term Loan B2, 03/15/24(m)		145	145,151
Hilton Worldwide Finance LLC, 1st Lien Term Loan B-2, (LIBOR USD 1 Month + 2.00%), 3.87%, 10/25/23		260	260,782
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.94%, 02/05/25		234	236,362
La Quinta Intermediate Holdings, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.72%, 04/14/21		105	104,807
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.12%, 12/16/24		144	145,473
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 04/25/23		528	529,112
Playa Hotels & Resorts NV, 1st Lien Term Lon B, (LIBOR USD 3 Month + 3.25%), 5.00%, 04/29/24		281	282,214
Scientific Games Corp., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.63% - 4.74%, 08/14/24		550	552,141
Sky Betting & Gaming Ltd., 1st Lien Term Loan B, 08/23/24(m)		224	223,465
Wyndham Hotels & Resorts, Inc., Term Loan, 04/01/25(f)(m)		220	220,550

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Yum Brands, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.81%, 06/16/23	USD	419	$419,433

			6,216,375
Household Durables — 0.1%
Serta Simmons Bedding LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 5.19% - 5.29%, 11/08/23		387	349,112
Serta Simmons Holdings, 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.00%), 9.71%, 11/08/24		129	102,149

			451,261
Household Products — 0.2%
Prestige Brands, Inc., 1st Lien Term Loan B-4, (LIBOR USD 1 Month + 2.00%), 3.88%, 01/26/24		321	321,651
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.79% - 3.99%, 06/23/22		363	363,149
Varsity Brands, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.38%, 12/16/24		75	75,392

			760,192
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.94%, 05/24/22		288	287,624
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.38%, 01/15/25		108	107,946
Calpine Corp., Term Loan B6, (LIBOR USD 3 Month + 2.50%), 4.81%, 01/15/23		346	347,295
Dayton Power Light Co., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 08/24/22		108	108,364
Dynegy, Inc., Term Loan C, (LIBOR USD 1 Month + 2.75%), 4.60%, 02/07/24		531	534,108

			1,385,337
Industrial Conglomerates — 0.5%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/18/24		512	514,987
Carlisle Foodservice Products, Inc., 1st Lien Term Loan, 03/16/25(m)		75	75,145
Carlisle Foodservice Products, Inc., Term Loan, 03/16/25(m)		17	16,950
Cortes NP, Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.67%, 11/30/23		634	636,542
Filtration Group Corp., Term Loan B, 03/29/25(f)(m)		695	696,738
Pro Mach Group, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.03%, 03/07/25		155	155,121
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.91% - 5.26%, 02/21/25		145	145,318
Rexnord Corp., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.11%, 08/21/24		327	328,296
Uber Technologies, Inc., Term Loan B, 03/14/25(m)		185	185,694

			2,754,791
Insurance — 0.6%
Alliant Holdings Intermediate LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/12/22		341	343,394
Amwins Group, Inc., 1st Lient Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.49% - 4.63%, 01/25/24		306	307,656
AssuredPartners, Inc., Term Loan, 10/22/24(m)		256	256,594
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 2.75%), 4.63%, 11/03/23		464	467,037
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 1 Month + 6.00%), 7.88%, 08/04/25		130	133,348
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.63%, 08/04/22		385	386,945

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
Hub International Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.84%, 10/02/20	USD	298	$299,344
Stratose Intermediate Holdings II LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 06/22/23(f)		174	174,957
Superior Vision, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.66%, 12/02/24		273	271,948
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.30%, 05/16/24		249	249,165

			2,890,388
Internet Software & Services — 0.2%
Aptean, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.56%, 12/20/22		173	173,467
Deck Chassis Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 6.00%), 7.88%, 06/15/23(f)		100	101,500
GTT Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.19%, 01/09/24		85	84,946
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.79%, 11/03/23		475	472,778

			832,691
IT Services — 2.2%
Altran Technologies SA, Term Loan B, 01/30/25(m)		100	100,500
Applied Systems, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.55%, 09/19/24		342	344,610
Applied Systems, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 9.30%, 09/19/25		70	71,813
BMC Software Finance, Inc., Term Loan B2, 09/10/22(m)		540	542,542
CCC Information Services, Inc., Term Loan B:
(LIBOR USD 1 Month + 3.00%), 4.88% , 04/29/24		154	154,192
(LIBOR USD 1 Month + 6.75%), 8.63% , 04/28/25		114	115,653
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.12%, 04/26/24		1,162	1,163,798
First Data Corp., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.12%, 07/08/22		1,093	1,094,704
Flexera Software LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 02/26/25		90	90,375
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 02/15/24		559	560,698
Hyland Software, Inc., 2nd Lien Term Loan, 07/07/25(m)		100	100,583
Hyland Software, Inc., Term Loan, 07/01/22(m)		199	200,362
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.80%, 10/31/21		228	229,775
Information Resources, Inc., 1st Lien Term B, (LIBOR USD 3 Month + 4.25%), 6.19%, 01/18/24		173	174,333
Learning Care Group, Inc., Term Loan B, 03/08/25(f)(m)		85	85,638
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 11/29/24		570	570,293
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.14%, 12/01/25		185	185,694
Peak 10, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.02%, 08/01/25		208	208,728
Peak 10, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.80%, 08/01/24		280	280,951
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.88%, 02/22/24		347	347,949
Solera LLC, Dollar Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.63%, 03/03/23		881	882,476
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.55%, 09/30/22		687	688,814

Security	Par (000)		Value
IT Services (continued)
Star Group Holdings, Term Loan B, 03/28/25(m)	USD	197	$197,806
Tempo Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 05/01/24		631	633,543
TKC Holdings Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 8.00%), 9.78%, 02/01/24		229	230,718
TKC Holdings Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.03%, 02/01/23		335	337,563
TransUnion LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 2.00%), 3.88%, 04/10/23		349	349,548
Vantiv LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.78%, 10/14/23		205	206,021
Veritas U.S., Inc., Term Loan B1, (LIBOR USD 3 Month + 4.50%), 6.80%, 01/27/23		117	116,783
Vertafore, Inc., 1st Lien Term Loan B1, (LIBOR USD 1 Month + 3.25%), 5.13%, 06/30/23		339	342,232
Wex, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 06/30/23		519	521,952

			11,130,647
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/30/24		82	82,316
Albany Molecular Research, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.00%), 8.88%, 08/30/25		60	60,300
PAREXEL International Corp., Term Loan B, 09/27/24(m)		109	109,101

			251,717
Machinery — 0.4%
Doosan Infracore International, Inc., Term Loan, 05/18/24(m)		274	274,411
Gardner Denver, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.05%, 07/30/24		502	504,489
Hayward Industries, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.38%, 08/05/24		214	214,210
Mueller Water Products, Inc., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.38% - 4.80%, 11/25/21		287	288,706
Pike Corp., 1st Lien Term Loan B, 03/12/25(m)		165	166,444
Titan Acquisition Ltd., Term Loan B, 03/16/25(m)		485	483,991

			1,932,251
Media — 1.9%
Altice U.S. Finance Co., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.13%, 07/28/25		1,059	1,056,908
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 07/12/24		164	164,585
Cable One, Inc., 1st Lian Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.56%, 05/01/24(f)		124	124,373
Cablevision CSC Holdings, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.04%, 07/17/25		768	764,992
CBS Radio, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.62%, 11/18/24		207	207,801
Charter Communications Operating LLC, Term Loan A2, 03/31/23(m)		463	463,133
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 04/30/25		462	463,761
Creative Artists Agency LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.78%, 02/15/24		414	417,824
CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.28%, 01/12/26		165	164,949
DHX Media Ltd., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.63%, 12/29/23		114	114,495
Getty Images, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.80%, 10/18/19		44	42,363

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.92%, 02/07/24	USD	267	$267,798
Houghton Mifflin, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.88%, 05/28/21		87	79,579
iHeartCommunications, Inc., Tranche D Term Loan, 01/30/19(m)		388	306,063
iHeartCommunications, Trance E Term Loan, (LIBOR USD 3 Month + 7.50%), 9.80%, 07/30/19		250	196,420
Intelsat Jackson Holdings SA, Term Loan B4, (LIBOR USD 3 Month + 4.50%), 6.46%, 01/02/24		265	271,605
Lamar Media Corp., Term Loan B, 02/20/25(m)		110	110,138
Learfield Communications, Inc., 1st Lien Term Loan DD, 12/01/23(f)(m)		145	145,971
Learfiled Communications LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 12/01/23		157	158,583
Lions Gate Entertainment, Inc., Term Loan B, 03/24/25(m)		70	70,058
Live Nation Ent., Inc., Term Loan B3, (LIBOR USD 1 Month + 1.75%), 3.69%, 10/31/23		105	105,565
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 01/31/25		225	226,237
Mission Broadcasting, Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.16%, 01/17/24		29	29,110
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.16%, 01/17/24		226	226,115
Radiate Holdco LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.88%, 02/01/24		158	157,410
Sinclair Television Group, Inc., Term Loan B, 12/12/24(m)		174	174,652
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.28%, 03/01/26		745	748,412
Trader Corp., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.29%, 09/28/23		289	288,892
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 01/26/24		462	462,487
Unitymedia Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.03%, 09/30/25		245	244,388
Virgin Media LLC, Term Loan K, (LIBOR USD 1 Month + 2.50%), 4.28%, 01/15/26		812	815,979
William Morris Endeavor Entertainment LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 05/06/21		59	59,591
WMG Acquisition Corp., Term Loan, 11/01/23(m)		305	305,891
Xplornet Communications, Inc., Term Loan B, 09/09/21(m)		184	184,346

			9,620,474
Metals & Mining — 0.0%
AMG Advanced Metallurgical Group, Term Loan B, 01/30/25(m)		144	144,538
Oxbow Carbon LLC, Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.63%, 01/04/23(f)		62	62,834

			207,372
Multiline Retail — 0.2%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.66% - 6.02%, 07/01/22		290	230,267
Evergreen Acqco 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 5.49%, 07/09/19		148	141,553
Harbor Freight Tools USA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.38%, 08/18/23		241	240,965
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 09/30/22		356	342,597

Security	Par (000)			Value
Multiline Retail (continued)
Leslie’s Pool, 1st Lein Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.28%, 08/16/23	USD	109		$109,355
Neiman Marcus Group, Inc., Other Term Loan, (LIBOR USD 1 Month + 3.25%), 4.81% - 4.94%, 10/25/20		163		140,472

				1,205,209
Multi-Utilities — 0.1%
ExGen Renewables I LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.99%, 11/28/24		105		105,720
ExGen Texas Power LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.75%), 6.08%, 09/18/21		280		170,414
Terra-Gen Finance Co. LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.13%, 12/09/21(f)		219		197,923
USIC Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.80%, 12/08/23		202		203,158

				677,215
Oil, Gas & Consumable Fuels — 0.8%
BCP Raptor LLC, Term Loan, (LIBOR USD 3 Month + 4.25%), 6.04%, 06/24/24		228		229,416
Bronco Midstream Funding LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 5.87%, 08/17/20(f)		313		315,662
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.57%, 12/31/22		350		354,704
California Resources, 1st Lien Term Loan, (LIBOR USD 1 Month + 10.38%), 12.23%, 12/31/21		261		294,523
Chesapeake Energy Corp., Term Loan, (LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/21		419		444,513
CONSOL Energy, Inc., Term Loan A, (LIBOR USD 1 Month + 4.50%), 6.38% - 6.49%, 11/26/21(f)		53		52,871
CONSOL Energy, Inc., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.99%, 11/28/22		120		122,632
EURO Garage Ltd., Term Loan B1, 02/07/25(m)		385		383,941
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 7.79%, 03/01/24		315		315,198
Lucid Energy Group LLC, Term Loan, 01/30/25(m)		170		168,832
Medallion Midland Acquisition LLC, 1st Lien Term Loan B, 10/30/24(f)(m)		170		169,151
MEG Energy Corp., 1st Lien Term B Loan, 12/31/23(m)		—	(n)	—
Oryx Southern Delaware Holdings LLC, Term Loan, 02/28/25(m)		110		110,000
Seadrill Operating LP, Term Loan, (LIBOR USD 3 Month + 6.00%), 7.98%, 02/21/21		115		96,119
Ultra Resources, Inc., Term Loan, 04/12/24(m)		178		175,998
Veresen Midstream LP, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 03/31/22		438		440,491
Vine Oil & Gas LP, 1st Lien Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.75%, 11/25/21		171		171,214

				3,845,265
Paper & Forest Products — 0.0%
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 12/29/23		129		129,569

Personal Products — 0.1%
Clover Merger, Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.38% , 09/26/24		522		484,764
(LIBOR USD 1 Month + 7.75%), 9.63% , 09/26/25		237		216,500

				701,264
Pharmaceuticals — 0.6%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 6.19%, 04/16/21(f)		353		350,254

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Pharmaceuticals (continued)
Amneal Pharmaceuticals LLC, Term Loan B, 03/21/25(m)	USD	490	$490,000
Catalent Pharma Solutions, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.13%, 05/20/24		595	596,725
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.19%, 04/29/24		222	221,234
Grifols Worldwide Operations, 1st Lient Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.99%, 01/31/25		579	581,198
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.20%, 09/24/24		204	203,048
NVA Holdings, Inc., Term Loan B3, (LIBOR USD 3 Month + 2.75%), 5.05%, 02/02/25		239	239,064
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan BF1, (LIBOR USD 1 Month + 3.50%), 5.24%, 04/01/22		449	454,006

			3,135,529
Professional Services — 0.0%
ON Assignment, Inc., Term Loan B, 04/02/25(m)		164	164,255

Real Estate Management & Development — 0.1%
ESH Hospitality, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 08/30/23		146	146,279
Realogy Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.96%, 02/28/25		347	349,158

			495,437
Road & Rail — 0.1%
Livingston International, Inc., 1st Lien Term Loan B3, (LIBOR USD 3 Month + 5.75%), 8.05%, 03/20/20		46	45,307
Pods, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.71%, 12/06/24		437	439,284

			484,591
Semiconductors & Semiconductor Equipment — 0.1%
Cavium, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.13%, 08/16/22(f)		52	52,085
MaxLinear, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.28%, 05/13/24(f)		62	62,118
Microsemi Corp., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.74%, 01/15/23		224	223,782
ON Semiconductor Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 03/31/23		109	109,024

			447,009
Software — 1.2%
Barracuda Networks, Inc., 1st Lien Term Loan B, (LIBOR USD 6 Month + 1.81%), 5.06%, 02/12/25		140	140,420
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.71%, 09/29/23		319	319,172
Infor U.S., Inc., Term Loan B6, 02/01/22(m)		557	557,438
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/05/22		575	577,753
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.02%, 11/01/24		365	378,078
Kronos, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 11/01/23		466	468,584
McAfee Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.38%, 09/30/24		274	276,246
McAfee LLC, 1st Lien Term Loan B, 03/14/25(m)		204	205,658
Miami Escrow Borrower, Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.63%, 06/21/24		42	41,936
Project Leopard Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.88%, 07/07/23		114	115,284

Security	Par (000)		Value
Software (continued)
Qlik Technologies, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.04%, 04/26/24	USD	176	$173,557
Solar Winds Holdings, Inc., Term Loan B, 02/05/24(m)		633	635,788
SS&C Technologies Holdings, Inc., Term Loan B1, 07/08/22(m)		388	389,464
SS&C Technologies Holdings, Inc., Term Loan B2, 07/08/22(m)		6	5,651
SS&C Technologies, Inc., Term Loan B, 02/28/25(m)		778	781,087
SS&C Technologies, Inc., Term Loan B4, 02/28/25(m)		277	278,573
TIBCO Software, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.38%, 12/04/20		440	441,106

			5,785,795
Specialty Retail — 0.3%
Belron Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.29%, 11/07/24		344	345,847
Michaels Stores, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.49% - 4.63%, 01/30/23		206	207,006
Optiv Security, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 02/01/24		604	582,306
Optiv Security, Inc., 2nd Lien Term Loan, 01/31/25(f)(m)		142	136,896
Party City Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.33% - 4.75%, 08/19/22		148	147,989
Petco Animal Supplies, Inc., 1st Lien Term Loan B-1, (LIBOR USD 3 Month + 3.00%), 4.77%, 01/26/23		105	76,613
PetSmart, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.31%, 03/11/22		9	6,979
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.79%, 09/12/24		119	118,225

			1,621,861
Technology Hardware, Storage & Peripherals — 0.2%
Almonde, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.48%, 06/13/24		289	288,155
Almonde, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.23%, 06/13/25		81	80,152
Seattle Escrow Borrower, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.63%, 06/21/24		287	283,202
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.88%, 04/29/23		483	485,650

			1,137,159
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.94%, 01/02/25		441	442,892
HD Supply, Inc., Term Loan B3, (LIBOR USD 3 Month + 2.25%), 4.55%, 08/13/21		391	393,110
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.02% - 5.55%, 06/09/23		172	173,568

			1,009,570
Water Utilities — 0.1%
Culligan Holding, Inc., 1st Lien Term Loan B1, (LIBOR USD 1 Month + 3.25%), 5.13%, 12/13/23		40	40,175
Culligan Newco Ltd., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 12/13/23		82	82,127
EWT Holdings Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 5.30%, 12/20/24		128	128,681

			250,983
Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.02%, 05/27/24		345	343,531

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
Hargray Communications Group, Inc., Term Loan B, 05/16/24(m)	USD	251	$251,953
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 8.75%), 10.78%, 12/07/20		929	812,923
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.44%, 02/02/24		349	348,853

			1,757,260

Total Floating Rate Loan Interests — 22.0% (Cost: $111,118,243)			111,063,740

Foreign Agency Obligations — 2.9%

Chile — 0.1%
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		520	541,131

China — 0.9%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	123,022
China Minmetals Corp.(j)(k):
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.07%), 4.45%	USD	200	198,950
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%		300	286,588
China Railway Construction Corp. Ltd.(g):
0.00%, 01/29/21(h)		500	514,125
1.50%, 12/21/21	CNY	4,000	593,003
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20	USD	730	744,600
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	196,209
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		400	395,986
Huarong Finance Co. Ltd., 4.75%, 04/27/27		1,200	1,178,179
Wuhan State-Owned Asset Management Co. Ltd., 3.80%, 12/18/20		200	198,245

			4,428,907
Colombia — 0.2%
Ecopetrol SA, 4.13%, 01/16/25		1,200	1,168,200

India — 0.1%
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		200	191,804
Power Finance Corp. Ltd., 3.75%, 12/06/27		200	186,544
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		200	199,382

			577,730
Indonesia — 0.5%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	148,526
Pertamina Persero PT:
4.30%, 05/20/23	USD	1,250	1,261,179
Perusahaan Gas Negara Persero Tbk.:
5.13%, 05/16/24		769	794,242
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		270	285,660
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,240,000	163,841

			2,653,448
Israel — 0.1%
Israel Electric Corp. Ltd., 5.00%, 11/12/24(b)	USD	660	686,789

Mexico — 0.4%
Comision Federal de Electricidad:
4.88%, 01/15/24		640	657,600
Petroleos Mexicanos:
6.50%, 03/13/27		461	492,348
5.35%, 02/12/28(b)		680	670,752

			1,820,700

Security	Par (000)		Value
Morocco — 0.1%
OCP SA, 4.50%, 10/22/25	USD	600	$591,000

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		400	407,000

South Africa — 0.1%
Transnet SOC Ltd., 4.00%, 07/26/22		660	643,592

South Korea — 0.1%
Export-Import Bank of Korea, 3.00%, 11/01/22		450	440,357

United Arab Emirates — 0.2%
DP World Crescent Ltd., 3.91%, 05/31/23		700	700,490

United States — 0.0%
Citgo Holding, Inc., 10.75%, 02/15/20(b)		75	79,406

Total Foreign Agency Obligations — 2.9% (Cost: $15,016,326)			14,738,750

Foreign Government Obligations — 0.6%

Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III:
3.75%, 03/01/23		250	248,450
4.40%, 03/01/28		250	251,875
Republic of Indonesia:
3.50%, 01/11/28		200	191,339
4.35%, 01/11/48		200	190,686

			882,350
Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		900	849,619

Pakistan — 0.1%
Islamic Republic of Pakistan, 6.88%, 12/05/27		400	377,506

Qatar — 0.1%
State of Qatar, 3.25%, 06/02/26		500	473,064

United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		500	467,802

Total Foreign Government Obligations — 0.6% (Cost: $3,201,823)			3,050,341

	Shares
Investment Companies — 1.5%
Financial Select Sector SPDR Fund	4,035		111,245
SPDR Bloomberg Barclays High Yield Bond ETF	200,000		7,170,000
SPDR S&P Oil & Gas Exploration & Production ETF	3,382		119,114

Total Investment Companies — 1.5% (Cost: $7,398,848)			7,400,359

	Par (000)
Non-Agency Mortgage-Backed Securities — 3.2%

Collateralized Mortgage Obligations — 0.8%
Alternative Loan Trust, Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		3,097	2,359,532
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(b)		315	315,991
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, 5.02%, 07/25/30(a)		1,500	1,435,918

			4,111,441

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities — 2.3%
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.61%, 08/14/34(a)(b)(f)	USD	1,000	$897,500
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		1,000	769,358
Commercial Mortgage Trust(a):
Series 2015-CR25, Class D, 3.80%, 08/10/48		230	188,634
Series 2016-667M, Class D, 3.18%, 10/10/36(b)		1,000	914,754
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(b)		530	451,185
DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(b)		990	954,627
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		1,000	809,135
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		990	935,340
Lone Star Portfolio Trust(a)(b):
Series 2015-LSP, Class D, 5.78%, 09/15/28		640	642,940
Series 2015-LSP, Class E, 7.38%, 09/15/28		477	480,049
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50(a)(b)		1,000	874,295
Series 2015-C25, Class D, 3.07%, 10/15/48		1,000	825,765
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35(a)(b)		860	791,865
Wells Fargo Commercial Mortgage Trust(a):
Series 2015-C30, Class C, 4.50%, 09/15/58		1,000	1,003,694
Series 2016-NXS5, Class D, 4.88%, 01/15/59		750	723,787

			11,262,928
Interest Only Commercial Mortgage-Backed Securities — 0.1%
JPMorgan Chase Commercial Mortgage Securities Trust(a)(b):
Series 2016-JP3, Class XC, 0.75%, 08/15/49		8,700	433,608
Series 2016-WPT, Class XCP, 1.20%, 10/15/18		24,000	153,840

			587,448

Total Non-Agency Mortgage-Backed Securities — 3.2% (Cost: $15,890,267)			15,961,817

	Beneficial Interest (000)
Other Interests — 0.0%(o)

Health Care Providers & Services — 0.0%
New Millenium Holdco, Inc. (Millenium Health LLC)e)(f)		418	—
New Millenium Holdco, Inc. (Millenium Health LLC)e)(f)		393	—

Total Other Interests — 0.0%			—

	Par (000)
Preferred Securities — 4.8%

Capital Trusts — 4.8%

Banks — 3.4%(j)
Banco Santander SA(a):
6.25%	EUR	200	256,180
6.75%		200	276,851
4.75%		200	247,013

Security	Par (000)		Value

Banks (continued)
Bank of America Corp., Series AA, 6.10%	USD	2,250	$2,368,125
Barclays plc, 7.25%	GBP	400	599,783
CIT Group, Inc., Series A, 5.80%	USD	1,000	1,000,000
JPMorgan Chase & Co., Series S, 6.75%		3,525	3,845,775
Lloyds Banking Group plc(a)(b):
6.41%		100	110,250
6.66%		100	111,562
SunTrust Banks, Inc., Series G, 5.05%		750	745,313
US Bancorp(a):
Series I, 5.13%		1,500	1,541,250
Series J, 5.30%		1,805	1,845,613
Wells Fargo & Co.(a):
Series S, 5.90%		1,000	1,030,100
Series U, 5.88%		2,500	2,630,000

			16,607,815
Capital Markets — 0.8%(j)
Bank of New York Mellon Corp. (The), Series D, 4.50%		2,500	2,409,375
Charles Schwab Corp. (The), Series E, 4.62%		1,635	1,635,000
Goldman Sachs Group, Inc. (The), Series P, 5.00%		165	160,462

			4,204,837
Consumer Finance — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(j)		563	553,147

Insurance — 0.2%
Progressive Corp. (The), Series B, 5.37%(j)		1,000	1,011,250

Oil, Gas & Consumable Fuels — 0.3%
Andeavor Logistics LP, Series A, 6.87%(j)		1,588	1,595,344

Total Capital Trusts — 4.8% (Cost: $23,902,258)			23,972,393

	Shares
Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 04/08/15-10/06/17, cost $54,334)(e)(j)(p)	54,897		43,824

Machinery — 0.0%
Rexnord Corp., Series A, 5.75%(g)		1,213	77,972

Total Preferred Stocks — 0.0% (Cost: $131,988)			121,796

Total Preferred Securities — 4.8% (Cost: $24,034,246)			24,094,189

Warrant — 0.0%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00) (e)		897	—

Total Long-Term Investments — 98.5% (Cost: $492,724,247)			495,987,913

Short-Term Securities — 3.9%(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(r)		16,222,285	16,222,285

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities (continued)
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.49%	3,488,045	$3,488,044

Total Short-Term Securities — 3.9% (Cost: $19,710,329)		19,710,329

Total Options Purchased — 0.3% (Cost: $1,972,440)		1,672,435

Total Investments — 102.7% (Cost: $514,407,016)		517,370,677
Liabilities in Excess of Other Assets — (2.7)%		(13,939,906)

Net Assets — 100.0%		$503,430,771

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Convertible security.
(h)	Zero-coupon bond.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Amount is less than $500.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(p)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $43,824, representing 0.01% of its net assets as of period end, and an original cost of $54,334.
(q)	Annualized 7-day yield as of period end.

(r)	During the six month ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliates	Shares Held at 09/30/17	Shares Purchased	Shares Sold		Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	23,643,706	—	(7,421,421	)(b)	16,222,285	$16,222,285	$134,676	$—	$—
iShares iBoxx $ High Yield Corp Bond ETF	—	57,300	(57,300)		—	—	20,672	14,782	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	70,600	—	(70,600)		—	—	31,925	187,727	(223,431)

						$16,222,285	$187,273	$202,509	$(223,431)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	2	06/15/18	$81	$(904)
STOXX 600 Banks Index	7	06/15/18	73	(3,012)
U.S. Treasury Long Bond	155	06/20/18	22,727	317,007
U.S. Treasury Ultra Bond	31	06/20/18	4,975	95,796
U.S. Treasury 2 Year Note	512	06/29/18	108,856	92,658

				501,545

Short Contracts
Euro-Bobl	24	06/07/18	3,876	(23,695)
Euro-Bund	28	06/07/18	5,493	(69,197)
Euro-Schatz	1	06/07/18	138	(142)
U.S. Treasury 10 Year Note	477	06/20/18	57,784	(304,798)
U.S. Treasury 10 Year Ultra Note	184	06/20/18	23,894	(330,240)
Long Gilt	7	06/27/18	1,206	(17,556)
U.S. Treasury 5 Year Note	12	06/29/18	1,374	(3,303)

				(748,931)

				$(247,386)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,290	EUR	14,000	Barclays Bank plc	04/04/18	$62
JPY	11,061,000	USD	103,979	JP Morgan Chase Bank NA	04/17/18	65
USD	1,110,904	EUR	892,877	Barclays Bank plc	04/17/18	11,179
USD	124,162	EUR	99,823	Citibank NA	04/17/18	1,214
USD	613,881	EUR	492,258	Goldman Sachs International	04/17/18	7,585
USD	2,901,007	HKD	22,721,443	Bank of America NA	04/17/18	4,365
USD	5,668,842	JPY	598,923,309	UBS AG	04/17/18	35,167
IDR	1,088,630,000	USD	79,092	Bank of America NA	04/18/18	155
IDR	1,088,575,000	USD	78,951	Barclays Bank plc	04/18/18	293
IDR	1,088,630,000	USD	79,081	Citibank NA	04/18/18	167
IDR	1,088,465,000	USD	78,971	JP Morgan Chase Bank NA	04/18/18	264
USD	12,418	EUR	10,000	Barclays Bank plc	04/24/18	96
USD	99,903	EUR	80,000	BNP Paribas SA	04/24/18	1,320
USD	49,446	EUR	40,000	Morgan Stanley & Co. International plc	04/24/18	154
USD	8,670,631	GBP	6,160,000	Bank of America NA	04/24/18	20,482
USD	14,057	GBP	10,000	Citibank NA	04/24/18	15
USD	381,535	EUR	309,000	Deutsche Bank AG	05/02/18	541

						83,124

USD	361,553	EUR	295,000	Bank of America NA	04/04/18	(1,455)
HKD	4,015,000	USD	511,922	Citibank NA	04/17/18	(70)
HKD	3,195,000	USD	407,760	Morgan Stanley & Co. International plc	04/17/18	(445)
USD	623,987	CNY	3,956,262	Citibank NA	04/17/18	(6,608)
USD	314,549	IDR	4,354,300,000	Morgan Stanley & Co. International plc	04/18/18	(2,427)
USD	202,457	TWD	5,916,596	JP Morgan Chase Bank NA	04/18/18	(1,054)
EUR	110,000	USD	135,770	Barclays Bank plc	04/24/18	(219)
EUR	20,000	USD	24,730	Goldman Sachs International	04/24/18	(84)
USD	59,304,302	EUR	48,170,000	Barclays Bank plc	04/24/18	(54,803)

						(67,165)

	Net Unrealized Appreciation					$15,959

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EURO STOXX 50 Index	120	04/20/18	EUR	3,525.00	EUR	4,034	$2,584
SPDR S&P Oil & Gas Exploration & Production Index	255	04/20/18	USD	41.00	USD	898	637
iShares Russell 2000 ETF	325	05/18/18	USD	160.00	USD	4,934	33,637
SPDR S&P500 ETF Trust	100	05/18/18	USD	292.00	USD	2,632	1,550
SPDR S&P500 ETF Trust	275	05/18/18	USD	282.00	USD	7,237	17,738
SPDR S&P Oil & Gas Exploration & Production Index	600	06/15/18	USD	36.00	USD	2,113	96,900

							$153,046

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
S&P CNX Nifty Index	Citibank NA	20	05/31/18	USD	9,902.75	USD	405	$6,157
S&P CNX Nifty Index	Citibank NA	20	06/28/18	USD	9,875.96	USD	405	7,899

								$14,056

OTC Credit Default Swaptions Purchased

Description	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	CDX.NA.IG.29.V1	Quarterly	Bank of America NA	06/20/18	USD	60.00	USD	75,000	$208,559
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.29.V1	Quarterly	Bank of America NA	04/18/18	USD	106.00	USD	46,000	186,100
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.29.V1	Quarterly	Bank of America NA	04/18/18	USD	107.50	USD	46,000	614,444

											$1,009,103

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	01/28/19	3.00%	USD	50,000	$346,562
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	06/06/19	3.50%	USD	4,410	69,624
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	06/06/19	3.50%	USD	5,070	80,044

										$496,230

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares Russell 2000 ETF	325	05/18/18	USD	169.00	USD	4,934	$(4,713)
SPDR S&P500 ETF Trust	275	05/18/18	USD	295.00	USD	7,237	(3,025)

							(7,738)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
S&P CNX Nifty Index	Citibank NA	20	05/31/18	USD	9,397.50	USD	405	$(2,395)
S&P CNX Nifty Index	Citibank NA	20	06/28/18	USD	8,836.38	USD	405	(1,548)

								$(3,943)

OTC Credit Default Swaptions Written

Description	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.29.V1	Quarterly	5.00%	Quarterly	Bank of America NA	04/18/18	NR	USD	106.50	USD	46,000	$(276,009)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.29.V1	Quarterly	5.00%	Quarterly	Bank of America NA	04/18/18	NR	USD	107.00	USD	46,000	(418,463)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.29.V1	Quarterly	1.00%	Quarterly	Bank of America NA	06/20/18	NR	USD	75.00	USD	150,000	(194,024)

												$(888,496)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	70	$(785)	$(2,161)	$1,376
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	NR	EUR	635	16,609	20,615	(4,006)

							$15,824	$18,454	$(2,630)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kingdom of Thailand	1.00%	Quarterly	Barclays Bank plc	06/20/21	USD	500	$(11,214)	$(459)	$(10,755)
Kingdom of Thailand	1.00%	Quarterly	Citibank NA	06/20/21	USD	140	(3,139)	(171)	(2,968)
Kingdom of Thailand	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD	180	(4,037)	(110)	(3,927)
Kingdom of Thailand	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD	180	(4,037)	(55)	(3,982)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	88	10,506	10,908	(402)
CenturyLink, Inc.	1.00%	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	90	10,744	11,445	(701)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	25	8,675	8,650	25

							$7,498	$30,208	$(22,710)

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	60	$10,309	$9,998	$311
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	100	16,355	6,172	10,183
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB+	EUR	100	(9,528)	(4,125)	(5,403)
Commerzbank AG	1.00%	Quarterly	Citibank NA	12/20/22	NR	EUR	100	(2,942)	(1,970)	(972)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	50	10,067	10,242	(175)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Barclays Bank plc	12/20/22	BB+	EUR	80	14,155	15,321	(1,166)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	80	(1,520)	(1,574)	54
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	4,854	5,248	(394)

								$41,750	$39,312	$2,438

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.04%	Semi-Annual	10/10/22	USD	15,650	$(344,404)	$—	$(344,404)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.31%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$20,615	$(2,161)	$1,376	$(348,410)	$—
OTC Derivatives	77,984	(8,464)	10,573	(30,845)	—
Options Written	N/A	N/A	35,707	(32,429)	(900,177)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$505,461	$—	$505,461
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	83,124	—	—	83,124
Options purchased
Investments at value — unaffiliated(b)	—	1,009,103	167,102	—	496,230	—	1,672,435
Swaps — centrally cleared
Net unrealized appreciation(a)	—	1,376	—	—	—	—	1,376
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	88,557	—	—	—	—	88,557

	$—	$1,099,036	$167,102	$83,124	$1,001,691	$—	$2,350,953

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$3,916	$—	$748,931	$—	$752,847
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	67,165	—	—	67,165
Options written
Investments at value — unaffiliated	—	888,496	11,681	—	—	—	900,177
Swaps — centrally cleared
Net unrealized depreciation(a)	—	4,006	—	—	344,404	—	348,410
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	39,309	—	—	—	—	39,309

	$—	$931,811	$15,597	$67,165	$1,093,335	$—	$2,107,908

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(76,262)	$—	$(843,186)	$—	$(919,448)
Forward foreign currency exchange contracts	—	—	—	(2,002,413)	—	—	(2,002,413)
Options purchased(a)	—	352,810	1,283,663	—	283,821	—	1,920,294
Options written	—	(64,605)	78,499	—	—	—	13,894
Swaps	—	117,656	—	—	144,920	—	262,576

	$—	$405,861	$1,285,900	$(2,002,413)	$(414,445)	$—	$(725,097)

Net Change In Unrealized Appreciation (Depreciation)
Futures contracts	$—	$—	$(3,916)	$—	$(29,793)	$—	$(33,709)
Forward foreign currency exchange contracts	—	—	—	(932,902)	—	—	(932,902)
Options purchased(b)	—	14,129	(273,805)	—	72,664	—	(187,012)
Options written	—	19,168	26,875	—	—	—	46,043
Swaps	—	(230)	—	—	(475,121)	—	(475,351)

	$—	$33,067	$(250,846)	$(932,902)	$(432,250)	$—	$(1,582,931)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$83,868,290
Average notional value of contracts — short	$69,866,250
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$80,603,483
Average amounts sold — in USD	$1,234,281
Options:
Average value of option contracts purchased	$580,921
Average value of option contracts written	$5,840
Average notional value of swaption contracts purchased	$162,980,000
Average notional value of swaption contracts written	$141,000,000
Credit default swaps:
Average notional value — buy protection	$3,572,149
Average notional value — sell protection	$3,527,738
Interest rate swaps:
Average notional value — receives fixed rate	$15,650,000
Total return swaps:
Average notional value	$18,041,564

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting at Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$47,595
Forward foreign currency exchange contracts	83,124		67,165
Options	1,672,435	(a)	900,177
Swaps — Centrally cleared	83,977		—
Swaps — OTC(b)	88,557		39,309

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,928,093		$1,054,246
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(237,023)		(55,333)

Total derivative assets and liabilities subject to an MNA	$1,691,070		$998,913

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related colateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$1,034,106	$(889,952)	$—	$—	$144,154
Barclays Bank plc	46,534	(46,534)	—	—	—
BNP Paribas SA	1,320	—	—	—	1,320
Citibank NA	25,748	(18,450)	—	—	7,298
Credit Suisse International	31,912	(394)	—	—	31,518
Deutsche Bank AG	347,103	—	—	—	347,103
Goldman Sachs Bank USA	91,489	(701)	—	—	90,788
Goldman Sachs International	7,585	(84)	—	—	7,501
JP Morgan Chase Bank NA	69,953	(18,656)	—	—	51,297
Morgan Stanley & Co. International plc	154	(154)	—	—	—
UBS AG	35,166	—	—	—	35,166

	$1,691,070	$(974,925)	$—	$—	$716,145

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$889,952	$(889,952)	$—	$—	$—
Barclays Bank plc	67,804	(46,534)	—	—	21,270
Citibank NA	18,450	(18,450)	—	—	—
Credit Suisse International	394	(394)	—	—	—
Goldman Sachs Bank USA	701	(701)	—	—	—
Goldman Sachs International	84	(84)	—	—	—
JP Morgan Chase Bank NA	18,656	(18,656)	—	—	—
Morgan Stanley & Co. International plc	2,872	(154)	—	(2,718)	—

	$998,913	$(974,925)	$—	$(2,718)	$21,270

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$47,647,834	$—	$47,647,834
Common Stocks:
Chemicals	141,725	—	—	141,725
Construction & Engineering	149,295	—	—	149,295
Diversified Financial Services	—	16,320	—	16,320
Equity Real Estate Investment Trusts (REITs)	76,981	—	—	76,981
Health Care Providers & Services	113,368	78	—	113,446
IT Services	77,904	—	—	77,904
Machinery	37,839	12,735	—	50,574
Media	72,441	—	—	72,441
Metals & Mining	146,269	—	—	146,269
Oil, Gas & Consumable Fuels	—	—	12,774	12,774
Software	94,998	—	—	94,998
Wireless Telecommunication Services	183,425	—	—	183,425
Corporate Bonds(a)	—	270,894,731	—	270,894,731
Floating Rate Loan Interests:
Aerospace & Defense	—	1,106,206	—	1,106,206
Air Freight & Logistics	—	439,526	127,201	566,727
Airlines	—	177,242	8,422	185,664
Auto Components	—	343,744	370,903	714,647
Automobiles	—	440,285	210,605	650,890
Building Products	—	895,487	—	895,487
Capital Markets	—	939,774	95,236	1,035,010
Chemicals	—	3,908,307	490,608	4,398,915
Commercial Services & Supplies	—	5,804,422	—	5,804,422
Communications Equipment	—	384,442	—	384,442
Construction & Engineering	—	—	330,000	330,000
Construction Materials	—	971,905	426,057	1,397,962
Containers & Packaging	—	2,267,690	134,767	2,402,457
Distributors	—	391,989	—	391,989
Diversified Consumer Services	—	2,998,111	766,733	3,764,844
Diversified Financial Services	—	1,906,064	380,965	2,287,029
Diversified Telecommunication Services	—	5,670,467	—	5,670,467
Electric Utilities	—	1,382,308	—	1,382,308

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Electrical Equipment	$—	$1,443,660	$260,000	$1,703,660
Energy Equipment & Services	—	488,073	—	488,073
Equity Real Estate Investment Trusts (REITs)	—	615,707	—	615,707
Food & Staples Retailing	—	744,824	—	744,824
Food Products	—	4,330,632	100,125	4,430,757
Gas Utilities	—	152,634	—	152,634
Health Care Equipment & Supplies	—	1,696,452	292,168	1,988,620
Health Care Providers & Services	—	5,100,404	247,648	5,348,052
Health Care Technology	—	940,480	—	940,480
Hotels, Restaurants & Leisure	—	5,995,825	220,550	6,216,375
Household Durables	—	451,261	—	451,261
Household Products	—	760,192	—	760,192
Independent Power and Renewable Electricity Producers	—	1,385,337	—	1,385,337
Industrial Conglomerates	—	2,058,053	696,738	2,754,791
Insurance	—	2,715,431	174,957	2,890,388
Internet Software & Services	—	731,191	101,500	832,691
IT Services	—	11,045,009	85,638	11,130,647
Life Sciences Tools & Services	—	251,717	—	251,717
Machinery	—	1,932,251	—	1,932,251
Media	—	9,350,130	270,344	9,620,474
Metals & Mining	—	144,538	62,834	207,372
Multiline Retail	—	1,205,209	—	1,205,209
Multi-Utilities	—	479,292	197,923	677,215
Oil, Gas & Consumable Fuels	—	3,307,581	537,684	3,845,265
Paper & Forest Products	—	129,569	—	129,569
Personal Products	—	701,264	—	701,264
Pharmaceuticals	—	2,785,275	350,254	3,135,529
Professional Services	—	164,255	—	164,255
Real Estate Management & Development	—	495,437	—	495,437
Road & Rail	—	484,591	—	484,591
Semiconductors & Semiconductor Equipment	—	332,806	114,203	447,009
Software	—	5,785,795	—	5,785,795
Specialty Retail	—	1,484,965	136,896	1,621,861
Technology Hardware, Storage & Peripherals	—	1,137,159	—	1,137,159
Trading Companies & Distributors	—	1,009,570	—	1,009,570
Water Utilities	—	250,983	—	250,983
Wireless Telecommunication Services	—	1,757,260	—	1,757,260
Foreign Agency Obligations	—	14,738,750	—	14,738,750
Foreign Government Obligations	—	3,050,341	—	3,050,341
Investment Companies	7,400,359	—	—	7,400,359
Non-Agency Mortgage-Backed Securities	—	15,064,317	897,500	15,961,817
Preferred Securities:
Banks	—	16,607,815	—	16,607,815
Capital Markets	—	4,204,837	—	4,204,837
Consumer Finance	—	553,147	—	553,147
Insurance	—	1,011,250	—	1,011,250
Machinery	77,972	—	—	77,972
Oil, Gas & Consumable Fuels	—	1,595,344	—	1,595,344
Short-Term Securities	19,710,329	—	—	19,710,329
Options Purchased:
Credit contracts	—	1,009,103	—	1,009,103
Equity contracts	150,462	16,640	—	167,102
Interest rate contracts	—	496,230	—	496,230
Unfunded Floating Rate Loan Interests(b)	—	453	—	453

Subtotal	$28,433,367	$480,792,706	$8,101,233	$517,327,306

Investments Valued at NAV(c)				43,824

Total Investments				$517,371,130

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$11,949	$—	$11,949
Foreign currency exchange contracts	—	83,124	—	83,124
Interest rate contracts	505,461	—	—	505,461
Liabilities:
Credit contracts	—	(923,347)	—	(923,347)
Equity contracts	(11,654)	(3,943)	—	(15,597)
Foreign currency exchange contracts	—	(67,165)	—	(67,165)
Interest rate contracts	(748,931)	(344,404)	—	(1,093,335)

	$(255,124)	$(1,243,786)	$—	$(1,498,910)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of March 31, 2018, certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended March 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interest	Non-Agency Mortgage- Backed Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$1,000,000	$12,910	$4,204,035	$1,363,073	$352	$6,580,370
Transfers into Level 3	—	—	2,552,374	—	—	2,552,374
Transfers out of Level 3	(1,000,000)	—	(1,800,358)	(444,089)	—	(3,244,447)
Accrued discounts/premiums	—	—	2,406	2,637	—	5,043
Net realized gain (loss)	—	—	(16,343)	—	176	(16,167)
Net change in unrealized appreciation (depreciation)(a)(b)	—	(136)	40,085	(24,121)	139,866	155,694
Purchases	—	—	3,583,455	—	—	3,583,455
Sales	—	—	(1,374,695)	—	(140,394)	(1,515,089)

Closing Balance, as of March 31, 2018	$—	$12,774	$7,190,959	$897,500	$—	$8,101,233

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$—	$(136)	$21,228	$(24,121)	$—	$(3,029)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 0.2%

Commercial Mortgage-Backed Securities — 0.2%
CSMC Trust, Series 2017-CALI, Class A, 3.43%, 11/10/32(a)	USD	1,010	$1,011,959

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost: $1,038,177)			1,011,959

U.S. Government Sponsored Agency Securities — 190.4%

Collateralized Mortgage Obligations — 18.7%
Federal Home Loan Mortgage Corp.:
Series 4384, Class LB, 3.50%, 08/15/43		1,500	1,515,321
Series 3745, Class ZA, 4.00%, 10/15/40(b)		332	337,954
Series 3780, Class ZA, 4.00%, 12/15/40(b)		626	637,446
Series 3960, Class PL, 4.00%, 11/15/41		900	943,338
Series 4325, Class ZX, 4.50%, 04/15/44		2,265	2,493,439
Series 4253, Class DZ, 4.75%, 09/15/43		1,590	1,683,821
Federal National Mortgage Association:
Series 2017-76, Class PB, 3.00%, 10/25/57		1,125	1,033,461
Series 2011-8, Class ZA, 4.00%, 02/25/41		3,195	3,315,804
Series 1996-48, Class Z, 7.00%, 11/25/26		302	327,363
Government National Mortgage Association:
Series 2013-149, Class MA, 2.50%, 05/20/40		15,355	14,944,665
Series 2014-4, Class AC, 3.00%, 01/20/44		13,754	13,601,514
Series 2017-186, Class DT, 3.00%, 11/20/47		12,188	12,118,887
Series 2002-45, Class PG, 6.00%, 03/17/32		115	114,959
Series 2009-122, Class PY, 6.00%, 12/20/39		949	1,028,771
Government National Mortgage Association Variable Rate Notes(c):
Series 2009-31, Class PT, 3.72%, 05/20/39		368	371,986
Series 2015-187, Class C, 5.24%, 03/20/41		13,699	15,014,208
Series 2015-55, Class A, 5.40%, 03/16/36		12,257	13,316,597
Series 2014-107, Class WX, 6.78%, 07/20/39		1,840	2,079,797
Series 2015-103, Class B, 6.90%, 01/20/40		8,157	9,160,369

			94,039,700
Interest Only Collateralized Mortgage Obligations — 0.9%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4611, Class BS, (LIBOR USD 1 Month + 6.10%), 4.32%, 06/15/41(d)		6,562	885,390
Federal National Mortgage Association, Series 2016-64, Class BI, 5.00%, 09/25/46(b)		3,553	737,531
Federal National Mortgage Association Variable Rate Notes:
Series 2016-81, Class CS (LIBOR USD 1 Month + 6.10%), 4.23%, 11/25/46(d)		2,618	357,261
Series 2015-66, Class AS (LIBOR USD 1 Month + 6.25%), 4.38%, 09/25/45(b)(d)		17,575	2,449,945
Series 2011-100, Class S (LIBOR USD 1 Month + 6.45%), 4.58%, 10/25/41(d)		1,507	223,980

			4,654,107
Interest Only Commercial Mortgage-Backed Securities — 1.7%(c)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K721, Class X1, 0.34%, 08/25/22		73,815	938,629
Series K064, Class X1, 0.61%, 03/25/27		13,161	614,173
Series KC01, Class X1, 0.71%, 12/25/22		10,930	230,669
Federal National Mortgage Association ACES Variable Rate Notes:
Series 2015-M1, Class X2, 0.55%, 09/25/24		43,447	1,296,864
Series 2016-M4, Class X2, 2.73%, 01/25/39		3,715	399,325

Security		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes:
Series 2017-54, 0.65%, 12/16/58	USD	5,066		$324,253
Series 2017-168, 0.66%, 12/16/59		6,291		411,923
Series 2017-72, 0.68%, 04/16/57		12,198		792,967
Series 2017-53, 0.69%, 11/16/56		20,962		1,280,837
Series 2017-64, 0.72%, 11/16/57		3,424		231,335
Series 2017-61, 0.77%, 05/16/59		4,864		384,023
Series 2016-22, 0.77%, 11/16/55		22,156		1,222,656
Series 2016-110, 1.04%, 05/16/58		5,116		409,800

				8,537,454
Mortgage-Backed Securities — 169.1%
Federal Home Loan Mortgage Corp.:
3.00%, 06/01/35 - 07/01/35		1,950		1,943,925
3.00%, 04/15/48(e)		293		285,675
3.50%, 09/01/20 - 09/01/26		251		256,321
3.50%, 04/15/48(e)		1,694		1,697,952
4.00%, 04/01/19 - 05/01/26		413		425,741
5.00%, 05/01/35 - 12/01/38		136		146,697
5.65%, 05/01/37 - 12/01/37		1,384		1,510,415
5.75%, 08/01/37 - 04/01/38		1,901		2,085,248
7.50%, 02/01/27 - 03/01/27		2		2,321
9.00%, 12/01/19		—	(f)	15
Federal National Mortgage Association:
2.50%, 10/01/31 - 03/01/32		321		314,736
2.50%, 04/25/33(e)		5,137		5,033,458
3.00%, 04/25/33(e)		1,306		1,304,300
3.00%, 07/01/35 - 11/01/46(g)		90,447		88,989,145
3.40%, 04/01/41		172		171,920
3.50%, 04/25/33 - 04/25/48(e)		9,950		10,106,703
3.50%, 03/01/43 - 11/01/46		17,846		18,012,944
4.00%, 07/01/43		4,658		4,815,227
4.45%, 03/01/36 - 06/01/36		846		863,335
4.50%, 04/25/48 - 05/25/48(e)		5,400		5,649,433
4.94%, 01/01/35 - 05/01/35		306		311,966
5.00%, 01/01/21 - 04/01/36		2,569		2,761,578
5.18%, 07/01/34		79		80,502
5.20%, 08/01/34 - 09/01/34		300		306,727
5.25%, 07/01/37 - 09/01/37		1,852		1,962,133
5.50%, 12/01/32 - 04/01/35		203		222,505
5.54%, 01/01/35		80		82,210
5.75%, 04/01/37 - 06/01/37		799		853,438
5.80%, 07/01/34		51		52,800
5.94%, 09/01/34		82		85,102
6.50%, 09/01/28 - 08/01/35		3,079		3,404,497
Government National Mortgage Association:
2.50%, 04/15/48(e)		9,380		8,932,985
3.00%, 05/15/42 - 09/20/46		21,839		21,548,654
3.00%, 03/15/48 - 04/15/48(e)		44,775		44,050,084
3.50%, 04/15/41 - 02/15/45(g)(h)		160,995		163,437,064
3.50%, 03/15/48 - 05/15/48(e)		51,029		51,501,530
4.00%, 07/15/42 - 10/15/44		8,485		8,776,192
4.00%, 03/15/48 - 06/15/48(e)		232,076		238,054,122
4.50%, 12/15/34 - 09/20/44		55,692		58,503,047
4.50%, 04/15/48 - 05/15/48(e)		3,300		3,427,412
5.00%, 09/15/28 - 10/15/47		49,059		52,561,002
5.30%, 12/15/36 - 04/15/37		479		514,889
5.50%, 03/15/32 - 12/15/34		11,204		12,336,021
5.64%, 02/15/37 - 06/15/37		2,906		3,206,869
5.65%, 05/20/37 - 06/20/38		2,463		2,656,585
5.75%, 08/20/37 - 09/20/38		2,588		2,800,958
5.80%, 11/15/36 - 03/15/37		2,569		2,835,434
6.00%, 03/20/28 - 01/15/39		14,254		15,854,182

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
6.50%, 09/20/27 - 10/20/40	USD	5,838	$6,436,230
7.00%, 03/20/24 - 05/20/27		31	32,601
7.50%, 04/20/23 - 10/20/25		3	3,663
8.00%, 05/15/21 - 05/15/30		91	94,791
8.50%, 03/15/19 - 02/15/25		27	27,680
9.00%, 10/15/19 - 10/15/21		15	15,151
9.50%, 02/15/19 - 09/15/22		18	18,595

			851,364,710

Total U.S. Government Sponsored Agency Securities — 190.4% (Cost: $968,932,550)			958,595,971

U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes, 1.50%, 08/15/26		550	499,232

Total U.S. Treasury Obligations — 0.1% (Cost: $534,616)			499,232

Total Long-Term Investments — 190.7% (Cost: $970,505,343)			960,107,162

		Shares
Short-Term Securities — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(i)(j)		7,374,093	7,374,093

Total Short-Term Securities — 1.5% (Cost: $7,374,093)			7,374,093

Total Options Purchased — 0.0% (Cost: $57,570)			15,298

Total Investments Before TBA Sale Commitments — 192.2% (Cost: $977,937,006)			967,496,553

		Par (000)
TBA Sale Commitments — (50.7)%

Mortgage-Backed Securities — (50.7)%
Federal National Mortgage Association:
3.00%, 04/25/48	USD	82,532	(80,494,168)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
3.50%, 04/25/48 - 05/25/48	USD	15,235	$(15,260,302)
4.00%, 04/25/48		4,605	(4,725,628)
4.50%, 04/25/48		2,700	(2,827,143)
Government National Mortgage Association:
3.00%, 03/15/48 - 04/15/48		1,500	(1,475,767)
3.50%, 03/15/48 - 04/15/48		26,752	(27,021,756)
4.00%, 03/15/48 - 05/15/48		119,088	(122,239,871)
4.50%, 04/15/48		1,100	(1,143,549)

Total TBA Sale Commitments — (50.7)% (Proceeds: $254,166,074)			(255,188,184)

Total Investments Net of TBA Sale Commitments — 141.5% (Cost: $723,770,932)			712,308,369
Liabilities in Excess of Other Assets — (41.5)%			(208,924,782)

Net Assets — 100.0%			$503,383,587

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	Amount is less than $500.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(i)	Annualized 7-day yield as of period end.

(j)	During the six months ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,697,387	(9,323,294)	7,374,093	$7,374,093	$101,517	$29	$—

(a)	Includes net capital gain distributions, if applicable.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Royal Bank of Canada	1.82%	03/12/18	04/12/18	$76,363,000	$76,436,351	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	1.93%	03/20/18	04/19/18	18,464,000	18,475,878	U.S. Government Sponsored Agency Securities	Up to 30 days

				$94,827,000	$94,912,229

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
90-Day Eurodollar	103	06/18/18	$ 25,158	$(64)
U.S. Treasury Long Bond	3	06/20/18	440	13,456
90-Day Eurodollar	109	12/17/18	26,570	6,244

				19,636

Short Contracts
U.S. Treasury 10 Year Note	388	06/20/18	47,003	(276,418)
U.S. Treasury Ultra Bond	5	06/20/18	802	(26,366)
U.S. Treasury 2 Year Note	91	06/29/18	19,347	(1,529)
U.S. Treasury 5 Year Note	603	06/29/18	69,020	(197,085)
90-Day Eurodollar	13	09/17/18	3,173	18,482
90-Day Eurodollar	2	03/18/19	487	2,186
90-Day Eurodollar	7	06/17/19	1,703	11,321
90-Day Eurodollar	4	09/16/19	973	2,882
90-Day Eurodollar	225	12/16/19	54,683	(53,964)

				(520,491)

				$(500,855)

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
30Y-5Y CMS Index Cap	0.30%	Barclays Bank PLC	07/30/18	USD 101,000	$15,298.00	$57,570.00	$(42,273.00)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
	Rate (a)	Frequency	Rate (a)	Frequency	Counterparty					Value
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/16/18	2.50%	USD	18,240	$(32,954)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/26/18	2.50%	USD	18,240	(34,188)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.40%	Semi-Annual	Bank of America NA	03/21/19	2.40%	USD	12,600	(25,345)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.40%	Semi-Annual	Bank of America NA	03/21/19	2.40%	USD	12,600	(24,885)

										(117,372)

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
	Rate (a)	Frequency	Rate (a)	Frequency	Counterparty					Value
Put
2-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/16/18	2.75%	USD	18,240	$(57,830)
2-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/26/18	2.75%	USD	18,240	(60,456)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/21/19	3.20%	USD	25,200	(42,304)

										(160,590)

										$(277,962)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (a)	Frequency	Rate (a)	Frequency
3 month LIBOR	Quarterly	2.58%	Semi-Annual	03/29/20	USD	25,800	$4,342	$—	$4,342
3 month LIBOR	Quarterly	1.84%	Semi-Annual	08/23/22	USD	4,500	(157,976)	—	(157,976)
3 month LIBOR	Quarterly	1.88%	Semi-Annual	09/18/22	USD	2,700	(92,585)	—	(92,585)
3 month LIBOR	Quarterly	1.98%	Semi-Annual	09/22/22	USD	6,550	(199,607)	—	(199,607)
3 month LIBOR	Quarterly	2.23%	Semi-Annual	12/20/22	USD	3,800	(57,351)	—	(57,351)
2.63%	Semi-Annual	3 month LIBOR	Quarterly	02/05/23	USD	12,000	15,854	—	15,854
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	12,000	(181)	—	(181)
2.87%	Semi-Annual	3 month LIBOR	Quarterly	03/23/23	USD	9,600	(75,214)	—	(75,214)
3 month LIBOR	Quarterly	2.64%	Semi-Annual	01/22/28	USD	4,900	(46,458)	—	(46,458)
2.81%	Semi-Annual	3 month LIBOR	Quarterly	03/08/28	USD	7,200	(32,024)	—	(32,024)

							$(641,200)	$—	$(641,200)

(a)	The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.31%

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$20,196	$(661,396)	$—
Options Written	N/A	N/A	47,663	(145)	(277,962)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$54,571	$—	$54,571
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	15,298	—	15,298
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	20,196	—	20,196

	$—	$—	$—	$—	$90,065	$—	$90,065

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$555,426	$—	$555,426
Options written
Options written, at value	—	—	—	—	277,962	—	277,962
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	661,396	—	661,396

	$—	$—	$—	$—	$1,494,784	$—	$1,494,784

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,231,124	$—	$3,231,124
Options purchased(a)	—	—	—	—	1,277,003	—	1,277,003
Options written	—	—	—	—	(357,198)	—	(357,198)
Swaps	—	—	—	—	(105,858)	—	(105,858)

	$—	$—	$—	$—	$4,045,071	$—	$4,045,071

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,163,005)	$—	$(1,163,005)
Options purchased(b)	—	—	—	—	(54,348)	—	(54,348)
Options written	—	—	—	—	56,391	—	56,391
Swaps	—	—	—	—	(521,029)	—	(521,029)

	$—	$—	$—	$—	$(1,681,991)	$—	$(1,681,991)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$66,883,681
Average notional value of contracts — short	$175,445,429
Options:
Average value of option contracts purchased	$101,699
Average value of option contracts written	$21,900
Average notional value of swaption contracts purchased	$24,350,000
Average notional value of swaption contracts written	$61,680,000
Interest rate swaps:
Average notional value — pays fixed rate	$20,400,000
Average notional value — receives fixed rate	$32,900,000

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$125		$—
Options	15,298	(a)	277,962
Swaps — Centrally cleared	—		25,319

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,423		$303,281
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(125)		(25,319)

Total derivative assets and liabilities subject to an MNA	$15,298		$277,962

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Barclays Bank PLC	$15,298	$—	$—	$—	$15,298

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America NA	$277,962	$—	$—	$—	$277,962

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Non-Agency Mortgage-Backed Securities	$—	$1,011,959	$—	$1,011,959
U.S. Government Sponsored Agency Securities	—	954,433,095	4,162,876	958,595,971
U.S. Treasury Obligations	—	499,232	—	499,232
Short-Term Securities	7,374,093	—	—	7,374,093
Options Purchased:
Interest rate contracts	—	15,298	—	15,298
Liabilities:
TBA Sale Commitments	—	(255,188,184)	—	(255,188,184)

Total Investments	$7,374,093	$700,771,400	$4,162,876	$712,308,369

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$54,571	$20,196	$–	$74,767
Liabilities:
Interest rate contracts	(555,426)	(939,358)	–	(1,494,784)

	$(500,855)	$(919,162)	$–	$(1,420,017)

(a)	Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $94,912,229 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) March 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 5.0%
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 3.53%, 09/15/25(a)(b)	USD	5,000	$5,055,981
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 3.48%, 09/15/26(a)(b)		1,840	1,870,659
BSPRT Issuer Ltd., Series 2017-FL1, Class A, 3.13%, 06/15/27(a)(b)		1,970	1,978,544
CIFC Funding Ltd., Series 2014-V, 3.13%, 01/17/27(a)		3,300	3,301,197
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 3.04%, 08/15/30(a)(b)		5,800	5,851,435
Federal National Mortgage Association, Series 1996-W1, Class AL, 7.25%, 03/25/26(a)		7	8,339
OCP CLO Ltd., Series 2012-2A, Class A1R, 3.30%, 11/22/25(a)(b)		7,300	7,323,524
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.86%, 04/20/25(a)(b)		3,374	3,378,839
Progress Residential Trust(b):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		2,164	2,144,643
Series 2017-SFR1, Class A, 2.77%, 08/17/34		978	964,213

Total Asset-Backed Securities — 5.0% (Cost: $31,709,348)			31,877,374

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, 5.35%, 02/12/28(b)		236	232,790

Total Foreign Agency Obligations — 0.0% (Cost: $236,000)			232,790

Foreign Government Obligations — 1.3%

Colombia — 0.1%
Republic of Colombia, 4.38%, 07/12/21		200	207,000

France — 0.3%
Republic of France, 0.00%, 02/25/20	EUR	1,650	2,049,650

Germany — 0.3%
Federal Republic of Germany, 0.00%, 12/13/19		1,650	2,052,500

Indonesia — 0.1%
Republic of Indonesia:
5.63%, 05/15/23	IDR	2,286,000	163,552
8.38%, 03/15/24		3,069,000	243,546
8.38%, 09/15/26		959,000	76,884
7.00%, 05/15/27		1,187,000	87,640
6.13%, 05/15/28		3,249,000	227,141

			798,763
Japan — 0.3%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	220,950	2,086,239

Russia — 0.1%
Russian Federation:
4.75%, 05/27/26	USD	200	206,643
5.25%, 06/23/47		200	199,760

			406,403
South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		215	222,934
6.25%, 03/31/36	ZAR	3,149	206,924
6.50%, 02/28/41		810	52,822
8.75%, 02/28/48		1,275	106,469

			589,149

Total Foreign Government Obligations — 1.3% (Cost: $8,158,099)			8,189,704

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 3.7%

Commercial Mortgage-Backed Securities — 3.1%(b)
AREIT Trust, Series 2018-CRE1, Class A, 2.63%, 02/15/35(a)(c)	USD	1,575	$1,575,473
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.16%, 07/05/33(a)		6,500	6,516,265
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		4,050	3,999,829
CSMC Trust:
Series 2016-MFF, Class A, 3.38%, 11/15/33(a)		478	481,217
Series 2017-CALI, Class A, 3.43%, 11/10/32		1,180	1,182,289
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,840	1,845,837
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.08%, 12/15/34(a)		1,319	1,319,266
LMREC, Inc., Series 2016-CRE2, Class A, 3.55%, 11/24/31(a)		780	780,000
RAIT Trust, Series 2017-FL7, Class A, 2.73%, 06/15/37(a)		1,824	1,826,081

			19,526,257

Interest Only Commercial Mortgage-Backed Securities — 0.6%(a)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.75%, 05/10/58		7,557	771,075
Commercial Mortgage Trust, Series 2015-CR24, Class XA, 0.81%, 08/10/48		10,807	501,736
Core Industrial Trust(b):
Series 2015-CALW, Class XA, 0.81%, 02/10/34		34,974	955,601
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		29,200	761,618
Series 2015-WEST, Class XA, 0.93%, 02/10/37		14,700	834,018

			3,824,048

Total Non-Agency Mortgage-Backed Securities — 3.7% (Cost: $23,709,758)			23,350,305

U.S. Government Sponsored Agency Securities — 73.7%

Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 04/10/28		4,100	4,422,055
Small Business Administration, 5.50%, 10/01/18		12	12,055

			4,434,110
Collateralized Mortgage Obligations — 2.4%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		6,275	6,234,827
Series 2014-27, Class VC, 4.00%, 05/25/31		3,236	3,375,612
Series 2011-8, Class ZA, 4.00%, 02/25/41		3,062	3,177,646
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.78%, 07/20/39		1,789	2,022,923

			14,811,008
Interest Only Commercial Mortgage-Backed Securities — 1.4%(a)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2015-K718, Class X2A, 0.10%, 02/25/22(b)		205,536	630,626
Series K064, Class X1, 0.61%, 03/25/27		13,659	637,437
Series K718, Class X1, 0.64%, 01/25/22		3,693	76,667
Federal National Mortgage Association ACES Variable Rate Notes:
Series 2015-M1, Class X2, 0.55%, 09/25/24		50,443	1,505,688
Series 2016-M4, Class X2, 2.73%, 01/25/39		3,867	415,675
Government National Mortgage Association Variable Rate Notes:
Series 2005-50, 0.44%, 06/16/45		1,990	16,547
Series 2005-9, 0.57%, 01/16/45		4,285	67,376
Series 2017-54, 0.65%, 12/16/58		1,763	112,875
Series 2017-168, 0.66%, 12/16/59		7,302	478,130
Series 2017-72, 0.68%, 04/16/57		12,894	838,179
Series 2017-53, 0.69%, 11/16/56		20,175	1,232,730

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes: (continued)
Series 2017-44, 0.70%, 04/17/51	USD	7,320		$441,169
Series 2017-64, 0.72%, 11/16/57		3,473		234,664
Series 2017-30, 0.76%, 08/16/58		7,320		468,238
Series 2017-61, 0.77%, 05/16/59		4,928		389,107
Series 2016-22, 0.77%, 11/16/55		25,896		1,429,036
Series 2006-30, 2.30%, 05/16/46		1,400		85,047

				9,059,191
Mortgage-Backed Securities — 69.2%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		4,510		4,428,534
3.00%, 01/01/30 - 12/01/46		7,199		7,102,819
3.00%, 04/15/33 - 04/15/48(d)		3,430		3,409,016
3.50%, 04/15/33 - 04/15/48(d)		6,179		6,222,987
3.50%, 12/01/40 - 01/01/48		16,762		16,884,585
4.00%, 08/01/40 - 08/01/47		6,810		7,046,865
4.00%, 04/15/48 - 05/15/48(d)		10,320		10,584,450
4.50%, 02/01/39 - 11/01/47		4,456		4,681,358
5.00%, 04/01/36 - 10/01/41		1,479		1,594,631
5.50%, 06/01/41		1,525		1,672,740
Federal National Mortgage Association:
2.00%, 10/01/31 - 12/01/31		1,013		967,876
2.50%, 06/01/28 - 09/01/32		14,459		14,187,469
2.50%, 04/25/33(d)		10,516		10,304,135
3.00%, 04/01/28 - 03/01/47		51,878		51,327,239
3.00%, 04/25/33 - 04/25/48(d)		9,419		9,262,752
3.50%, 11/01/28 - 01/01/48		45,177		45,648,139
3.50%, 04/25/33 - 04/25/48(d)		9,651		9,750,602
4.00%, 01/01/25 - 08/01/47		30,985		32,041,909
4.00%, 04/25/48 - 05/25/48(d)		57,645		59,114,679
4.50%, 02/01/25 - 12/01/47		20,036		21,149,208
4.50%, 04/25/48(d)		279		292,138
5.00%, 11/01/32 - 01/01/42		1,013		1,092,870
5.50%, 02/01/35 - 04/01/41		4,527		4,967,610
6.00%, 05/01/33 - 06/01/41		4,140		4,648,058
6.50%, 05/01/40		959		1,076,559
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47		11,349		11,210,346
3.00%, 04/15/48(d)		5,950		5,853,169
3.50%, 12/20/41 - 10/20/46		23,199		23,496,289
3.50%, 03/15/48 - 05/15/48(d)		28,795		29,054,481
4.00%, 04/20/39 - 02/20/47		3,207		3,342,450
4.00%, 04/15/48 - 06/15/48(d)		20,130		20,643,694
4.50%, 12/20/39 - 11/20/44		9,182		9,657,424
4.50%, 04/15/48 - 05/15/48(d)		1,301		1,351,096
5.00%, 12/15/38 - 07/20/41		3,628		3,891,475
7.00%, 06/15/23 - 03/15/24		—	(e)	74

				437,959,726

Total U.S. Government Sponsored Agency Securities — 73.7% (Cost: $474,067,350)				466,264,035

U.S. Treasury Obligations — 52.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		1,992		2,423,937
4.50%, 08/15/39		1,934		2,432,458
4.38%, 11/15/39		1,941		2,403,428
3.13%, 02/15/43		7,560		7,793,001
2.88%, 05/15/43 - 11/15/46		9,757		9,607,141
3.63%, 08/15/43		7,215		8,077,136
3.75%, 11/15/43		8,496		9,704,357
3.00%, 02/15/47 - 02/15/48		2,394		2,407,116
2.75%, 11/15/47(f)		9,816		9,383,866
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19(f)		45,625		45,163,139
1.50%, 04/15/20 - 03/31/23		33,767		33,097,644

Security		Par (000)	Value
U.S. Treasury Obligations (continued)
U.S. Treasury Notes: (continued)
2.63%, 08/15/20 - 02/28/23(f)	USD	61,925	$62,224,811
2.38%, 03/15/21		24,230	24,219,589
1.88%, 04/30/22		13,399	13,067,689
1.75%, 05/31/22 - 09/30/22		20,399	19,759,065
1.63%, 11/15/22 - 04/30/23		9,926	9,513,670
2.00%, 04/30/24 - 11/15/26		37,553	35,944,466
2.25%, 12/31/24 - 11/15/27		30,034	29,037,424
2.75%, 02/28/25		1,240	1,245,183
2.13%, 05/15/25		3,601	3,467,791

Total U.S. Treasury Obligations — 52.3% (Cost: $336,439,137)			330,972,911

Total Long-Term Investments — 136.0% (Cost: $874,319,692)			860,887,119

Short-Term Securities — 2.5%

Foreign Government Obligations — 2.0%

Japan — 2.0%
Japan Treasury Bill:(g)
(0.22)%, 05/21/18	JPY	468,750	4,406,277
(0.21)%, 05/21/18		194,600	1,829,251
(0.19)%, 06/11/18		659,350	6,198,497

Total Foreign Government Obligations — 2.0% (Cost: $12,430,267)			12,434,025

		Shares
Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(h)(i)		3,410,661	3,410,661

Total Money Market Funds — 0.5% (Cost: $3,410,661)			3,410,661

Total Short-Term Securities — 2.5% (Cost: $15,840,928)			15,844,686

Total Options Purchased — 0.0% (Cost: $584,200)			180,542

Total Investments Before TBA Sale Commitments — 138.5% (Cost: $890,744,820)			876,912,347

		Par (000)
TBA Sale Commitments — (22.8)%

Mortgage-Backed Securities — (22.8)%
Federal Home Loan Mortgage Corp.:
2.50%, 04/15/33	USD	2,673	(2,617,556)
3.00%, 04/15/48		169	(164,996)
3.50%, 04/15/33		401	(408,770)
4.00%, 04/15/48		5,160	(5,296,861)
4.50%, 04/15/48		292	(305,723)
5.00%, 04/15/48		28	(29,890)
Federal National Mortgage Association:
2.00%, 04/25/33		913	(872,200)
3.00%, 04/25/33 - 04/25/48		11,497	(11,473,177)
3.50%, 04/25/33 - 05/25/48		36,100	(36,212,774)
4.00%, 04/25/33 - 04/25/48		36,309	(37,264,254)
4.50%, 04/25/33 - 04/25/48		2,240	(2,329,689)
5.00%, 04/25/48		953	(1,017,923)
5.50%, 04/25/48		2,358	(2,562,483)
6.00%, 04/25/48		2,510	(2,793,258)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 04/15/48	USD	3,991	$(3,925,888)
3.50%, 03/15/48 - 04/15/48		20,849	(21,056,419)
4.00%, 04/15/48 - 05/15/48		9,977	(10,242,918)
4.50%, 04/15/48		5,300	(5,506,826)

Total TBA Sale Commitments — (22.8)% (Proceeds: $143,586,842)			(144,081,605)

Total Investments Net of TBA Sale Commitments — 115.7% (Cost: $747,157,978)			732,830,742
Liabilities in Excess of Other Assets — (15.7)%			(99,696,769)

Net Assets — 100.0%			$633,133,973

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Represents or includes a TBA transaction.
(e)	Amount is less than $500.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Rates are discount rates or a range of discount rates at the time of purchase.
(h)	Annualized 7-day yield as of period end.

(i)	During the six months ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,571,022	(2,160,361)	3,410,661	$3,410,661	$42,756	$—	$—

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
JP Morgan Securities LLC	1.55%	3/29/2018	04/02/18	$9,423,360	$9,424,577	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.98%	3/29/2018	04/02/18	27,469,237	27,473,770	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.98%	3/29/2018	04/02/18	7,960,000	7,961,313	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.98%	3/29/2018	04/02/18	21,975,788	21,979,414	U.S. Treasury Obligations	Overnight

				$66,828,385	$66,839,074

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
90-Day Eurodollar	134	06/18/18	$32,730	$(84)
U.S. Treasury Ultra Bond	12	06/20/18	1,926	15,081
U.S. Treasury 2 Year Note	300	06/29/18	63,783	19,309
U.S. Treasury 5 Year Note	158	06/29/18	18,085	27,617
90-Day Eurodollar	137	12/17/18	33,395	7,935
90-Day Eurodollar	10	03/18/19	2,435	1,987

				71,845

Short Contracts
Euro-Bund	4	06/07/18	785	(11,901)
U.S. Treasury 10 Year Note	584	06/20/18	70,746	(433,545)
U.S. Treasury Long Bond	18	06/20/18	2,639	(43,518)
90-Day Eurodollar	271	12/16/19	65,863	(64,111)
90-Day Eurodollar	13	06/15/20	3,159	(4,729)

				(557,804)

				$(485,959)

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,913,942	CAD	135,000	Goldman Sachs International	04/05/18	$456
CAD	223,125	USD	172,800	Deutsche Bank AG	04/09/18	407
TRY	665,123	USD	167,049	BNP Paribas SA	04/09/18	1,241
TRY	314,397	USD	78,951	Goldman Sachs International	04/09/18	598
USD	6,266,612	JPY	663,615,370	Credit Suisse International	04/09/18	27,561
USD	246,000	TRY	949,634	BNP Paribas SA	04/09/18	5,723
CAD	87,482	USD	67,500	Goldman Sachs International	04/12/18	414
CNH	156,952	EUR	20,000	JP Morgan Chase Bank NA	04/12/18	391
CNY	870,462	EUR	111,000	Goldman Sachs International	04/12/18	2,156
MXN	1,846,982	USD	101,250	Nomura International plc	04/12/18	205
USD	6,315,003	JPY	668,750,000	Barclays Bank plc	04/12/18	26,492
ARS	508,750	USD	25,000	BNP Paribas SA	04/20/18	45
ARS	3,175,848	USD	156,000	Citibank NA	04/20/18	345
TRY	470,517	USD	118,000	Goldman Sachs International	04/20/18	655
BRL	1,579,734	USD	476,060	UBS AG	05/03/18	1,280
USD	240,531	EUR	195,000	Nomura International plc	05/04/18	63
EUR	144,000	JPY	18,738,819	Barclays Bank plc	05/07/18	1,126
USD	233,000	RUB	13,346,007	BNP Paribas SA	05/07/18	1,085
TRY	657,244	USD	164,000	Goldman Sachs International	05/09/18	787
USD	188,359	EUR	152,100	Royal Bank of Scotland plc	05/09/18	724
CAD	87,289	USD	67,500	Bank of America NA	05/15/18	307
MXN	2,304,368	USD	123,000	Goldman Sachs International	05/15/18	2,918
MXN	2,259,867	USD	123,000	JP Morgan Chase Bank NA	05/15/18	487
ARS	1,897,223	USD	91,000	BNP Paribas SA	05/16/18	1,122
USD	353,430	ZAR	4,205,008	Deutsche Bank AG	05/16/18	377
ARS	1,861,065	USD	90,000	Citibank NA	05/21/18	125
ARS	1,168,200	USD	55,000	BNP Paribas SA	06/13/18	858
ARS	2,680,020	USD	126,000	Citibank NA	06/13/18	2,147
AUD	418,876	EUR	258,000	Citibank NA	06/20/18	2,453
CAD	258,000	NOK	1,522,742	Citibank NA	06/20/18	5,809
NZD	688,901	AUD	646,000	HSBC Bank plc	06/20/18	1,482
SEK	5,656,376	CHF	646,000	JP Morgan Chase Bank NA	06/20/18	1,158
TRY	516,000	ZAR	1,511,880	BNP Paribas SA	06/20/18	1,422
USD	226,563	GBP	160,000	Bank of America NA	06/20/18	1,336
USD	50,000	NOK	385,486	HSBC Bank plc	06/20/18	700
USD	186,793	NZD	258,000	Deutsche Bank AG	06/20/18	385
ZAR	1,553,418	TRY	516,000	BNP Paribas SA	06/20/18	2,049
USD	1,129,325	TRY	4,386,864	BNP Paribas SA	06/25/18	44,632
USD	531,557	TRY	2,114,136	Citibank NA	06/25/18	8,817
IDR	7,537,392,000	USD	544,000	Deutsche Bank AG	06/26/18	1,534
USD	373,864	TRY	1,518,822	BNP Paribas SA	08/20/18	4,669
USD	516,387	TRY	2,081,178	Citibank NA	08/20/18	10,495
MXN	7,029,067	USD	361,000	HSBC Bank plc	11/26/18	11,617
USD	2,252,845	JPY	225,690,000	HSBC Bank plc	03/16/20	5,047

						183,700

BRL	98,481	USD	30,000	Goldman Sachs International	04/03/18	(170)
BRL	1,449,048	USD	446,060	UBS AG	04/03/18	(7,147)
USD	476,060	BRL	1,575,283	UBS AG	04/03/18	(1,089)
USD	203,450	EUR	166,000	Bank of America NA	04/04/18	(819)
USD	606,565	GBP	436,000	Standard Chartered Bank	04/04/18	(5,168)
CAD	135,000	MXN	1,999,444	Morgan Stanley & Co. International plc	04/05/18	(5,158)
EUR	195,000	USD	240,626	Morgan Stanley & Co. International plc	04/05/18	(655)
EUR	195,000	USD	240,037	Nomura International plc	04/05/18	(66)
USD	237,931	EUR	195,000	Bank of America NA	04/05/18	(2,040)
USD	238,731	EUR	195,000	Goldman Sachs International	04/05/18	(1,240)
TRY	633,089	USD	164,000	BNP Paribas SA	04/09/18	(3,815)
USD	108,000	CAD	140,177	UBS AG	04/09/18	(816)
USD	164,000	TRY	651,522	Goldman Sachs International	04/09/18	(848)
EUR	65,500	CNY	512,248	Royal Bank of Scotland plc	04/12/18	(1,048)
USD	36,000	TRY	144,738	Goldman Sachs International	04/20/18	(500)
USD	361,000	MXN	6,789,724	HSBC Bank plc	04/23/18	(11,333)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	113,000	IDR	1,563,694,000	BNP Paribas SA	04/26/18	$(762)
USD	544,000	IDR	7,494,688,000	Deutsche Bank AG	04/26/18	(1,253)
USD	120,000	IDR	1,660,440,000	UBS AG	04/26/18	(800)
CAD	135,000	MXN	1,923,606	Goldman Sachs International	05/04/18	(458)
JPY	18,773,352	EUR	144,000	Bank of America NA	05/07/18	(801)
RUB	17,298,258	USD	302,000	BNP Paribas SA	05/07/18	(1,406)
USD	85,000	RUB	4,944,450	BNP Paribas SA	05/07/18	(920)
USD	96,200	RUB	5,578,638	Citibank NA	05/07/18	(741)
USD	131,000	TWD	3,826,510	Bank of America NA	05/07/18	(913)
USD	246,000	MXN	4,660,482	Barclays Bank plc	05/15/18	(8,664)
AUD	1,168,000	NZD	1,247,315	Citibank NA	06/20/18	(3,943)
CHF	273,243	USD	290,000	UBS AG	06/20/18	(2,251)
EUR	258,000	AUD	417,038	JP Morgan Chase Bank NA	06/20/18	(1,041)
GBP	160,000	USD	225,932	Barclays Bank plc	06/20/18	(706)
NOK	1,556,068	CAD	258,000	Deutsche Bank AG	06/20/18	(1,547)
NZD	258,000	USD	186,804	Deutsche Bank AG	06/20/18	(395)
SEK	3,814,786	EUR	379,000	Bank of America NA	06/20/18	(9,504)
TRY	6,501,000	USD	1,684,100	BNP Paribas SA	06/25/18	(76,667)
TRY	3,600,000	USD	926,215	BNP Paribas SA	08/20/18	(51,128)
USD	2,191,930	EUR	1,690,000	Deutsche Bank AG	12/13/19	(262)
USD	2,206,126	EUR	1,690,000	Deutsche Bank AG	02/25/20	(187)

						(206,261)

	Net Unrealized Depreciation					$(22,561)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Down and Out	Morgan Stanley & Co. International plc	04/27/18	TRY	3.65	TRY	3.50	USD	1,457	$12

Put
EUR Currency	One-Touch	Morgan Stanley & Co. International plc	06/07/18	TRY	4.35	TRY	4.35	EUR	10	18

										$30

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	04/04/18	CAD	1.31	USD	135	$14
USD Currency	Bank of America NA	04/06/18	CAD	1.25	USD	135	3,952
USD Currency	Deutsche Bank AG	05/08/18	CAD	1.32	USD	2,726	6,657
USD Currency	Deutsche Bank AG	05/10/18	JPY	108.45	USD	2,726	8,242
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	336	325
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	672	8,195
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	336	2,045
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	1,008	485
USD Currency	Bank of America NA	06/25/18	CAD	1.31	USD	1,762	15,754
USD Currency	Morgan Stanley & Co. International plc	06/25/18	JPY	110.35	USD	2,011	5,697

							51,366

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Royal Bank of Scotland plc	04/11/18	CAD	1.27	USD	135	$76
USD Currency	Deutsche Bank AG	04/20/18	CAD	1.29	USD	135	1,143
AUD Currency	Deutsche Bank AG	05/10/18	USD	0.76	AUD	2,974	14,399
EUR Currency	Deutsche Bank AG	05/10/18	USD	1.21	EUR	2,850	6,933
GBP Currency	Deutsche Bank AG	05/10/18	USD	1.35	GBP	1,611	2,551
USD Currency	Barclays Bank plc	05/21/18	MXN	18.55	USD	165	4,059
AUD Currency	HSBC Bank USA NA	06/13/18	USD	0.76	AUD	1,008	8,033
EUR Currency	HSBC Bank USA NA	06/13/18	USD	1.17	EUR	4,198	3,166
AUD Currency	Morgan Stanley & Co. International plc	06/25/18	USD	0.75	AUD	1,986	14,022
EUR Currency	Deutsche Bank AG	06/25/18	USD	1.21	EUR	1,589	8,810
GBP Currency	Morgan Stanley & Co. International plc	06/25/18	USD	1.35	GBP	1,142	5,359
USD Currency	Deutsche Bank AG	08/13/18	MXN	18.50	USD	330	10,012

							78,563

							$129,929

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/16/18	2.50%	USD	22,080	$(39,892)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/26/18	2.50%	USD	22,080	(41,385)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Bank of America NA	03/23/20	2.95%	USD	34,935	(311,777)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.02%	Semi-Annual	Bank of America NA	03/23/20	3.02%	USD	34,935	(339,303)

										(732,357)

Put
2-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/16/18	2.75%	USD	22,080	(70,005)
2-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/26/18	2.75%	USD	22,080	(73,184)
2-Year Interest Rate Swap	2.95%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/23/20	2.95%	USD	34,935	(213,083)
2-Year Interest Rate Swap	3.02%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/23/20	3.02%	USD	34,935	(193,895)

										(550,167)

										$(1,282,524)

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10Y CMS Index Cap	0.49%	Citibank NA	04/23/18	USD	390,585	$39	$109,364	$(109,325)
2Y-10Y CMS Index Cap	0.39%	Citibank NA	05/29/18	USD	83,675	3,176	31,796	(28,620)
2Y-10Y CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	205,570	15,720	102,785	(87,065)
30Y-5Y CMS Index Cap	0.30%	Barclays Bank plc	07/30/18	USD	121,500	18,402	69,255	(50,853)
2Y-10Y CMS Index Cap	0.34%	Citibank NA	08/28/18	USD	49,220	13,246	32,239	(18,994)

						$50,583	$345,439	$(294,857)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD	3,801	$(63,791)	$(67,123)	$3,332

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	2,678	$(34,431)	$(33,213)	$(1,218)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	114	620	974	(354)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	239	1,298	1,989	(691)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	222	1,205	1,918	(713)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	277	1,504	2,406	(902)

							$(29,804)	$(25,926)	$(3,878)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	28,737	$6,811	$—	$6,811
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	24,281	(6,808)	—	(6,808)
3 month LIBOR	Quarterly	2.58%	Semi-Annual	N/A		03/29/20	USD	32,500	5,470	—	5,470
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	22,860	(10,256)	—	(10,256)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	10,970	317,770	—	317,770
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	21,540	7,044	—	7,044
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	4,107	571	—	571
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	4,107	650	—	650
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		08/23/22	USD	5,100	(179,039)	—	(179,039)
3 month LIBOR	Quarterly	1.88%	Semi-Annual	N/A		09/18/22	USD	3,100	(106,301)	—	(106,301)
3 month LIBOR	Quarterly	1.98%	Semi-Annual	N/A		09/22/22	USD	7,500	(228,557)	—	(228,557)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	3,199	1,866	—	1,866
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	1,293	721	—	721
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	4,224	2,664	—	2,664
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,205	1,987	—	1,987
3 month LIBOR	Quarterly	2.23%	Semi-Annual	N/A		12/20/22	USD	5,700	(86,027)	—	(86,027)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	11,601	83,833	—	83,833
2.66%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/06/23	USD	9,500	(144)	—	(144)
2.80%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/15/23	USD	10,900	(56,504)	—	(56,504)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	130	(5,225)	—	(5,225)
3 month LIBOR	Quarterly	2.64%	Semi-Annual	N/A		01/22/28	USD	5,900	(55,939)	—	(55,939)
1.50%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		01/25/28	GBP	1,230	(6,412)	—	(6,412)
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	609	(1,660)	—	(1,660)
2.81%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/08/28	USD	8,710	(38,741)	—	(38,741)
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/20/28	GBP	1,210	(15,581)	—	(15,581)
1.51%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/28/28	GBP	1,210	(2,493)	—	(2,493)
3.01%	Annual	6 month WIBOR	Semi-Annual	06/20/18	(a)	06/20/28	PLN	601	(1,483)	—	(1,483)
2.38%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/24/45	USD	1,225	100,154	—	100,154
2.39%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/24/45	USD	1,220	97,136	—	97,136
3 month LIBOR	Quarterly	2.83%	Semi-Annual	N/A		07/10/45	USD	2,350	6,322	—	6,322

									$(168,171)	$—	$(168,171)

(a)	Forward Swaps.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	9,140,750	$(2,880)	$—	$(2,880)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	10,968,900	(3,497)	—	(3,497)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	15,600,000	(5,447)	—	(5,447)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	8,849,600	(3,090)	—	(3,090)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	4,208,829	(8,252)	—	(8,252)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	2,715,194	(11,304)	—	(11,304)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	2,758,979	26,249	—	26,249
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/19	BRL	2,700,190	(13,699)	—	(13,699)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	2,619,115	25,202	—	25,202
1 day BZDIOVER	At Termination	7.70%	At Termination	Bank of America NA	01/02/20	BRL	1,920,518	7,239	—	7,239
1 day BZDIOVER	At Termination	7.82%	At Termination	Citibank NA	01/02/20	BRL	1,394,430	6,176	—	6,176
1 day BZDIOVER	At Termination	7.78%	At Termination	Citibank NA	01/02/20	BRL	2,885,387	12,158	—	12,158
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	1,205,296	15,657	—	15,657
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	01/02/23	BRL	633,411	11,687	—	11,687
5.36%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/12/23	COP	405,410,216	(1,091)	—	(1,091)
5.42%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/13/23	COP	405,410,217	(1,464)	—	(1,464)
5.40%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/14/23	COP	412,964,444	205	—	205
5.41%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/15/23	COP	412,964,444	160	—	160
5.40%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/23/23	COP	813,338,509	(2,578)	—	(2,578)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/08/23	COP	786,460,196	(3,077)	—	(3,077)
5.47%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/09/23	COP	78,646,020	(323)	—	(323)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/12/23	COP	303,524,481	(1,138)	—	(1,138)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	5,716,000	(21,481)	—	(21,481)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	7,501,522	28,956	—	28,956

								$54,368	$—	$54,368

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	1,700,130	$35,220	$—	$35,220
UK Retail Price Index All Items Monthly	At Termination	3.39%	At Termination	01/15/28	GBP	930,000	8,429	—	8,429
UK Retail Price Index All Items Monthly	At Termination	3.36%	At Termination	02/15/28	GBP	980,000	11,710	—	11,710
UK Retail Price Index All Items Monthly	At Termination	3.32%	At Termination	03/15/28	GBP	930,000	(1,795)	—	(1,795)
UK Retail Price Index All Items Monthly	At Termination	3.33%	At Termination	03/15/28	GBP	940,000	79	—	79

							$53,643	$—	$53,643

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1D FEDERAL_FUNDS_H15	1 day Fed Funds	1.68%
1 day IBRCOL	Colombian Overnight Interbank Reference Rate	4.27%
3 month LIBOR	London Interbank Offered Rate	2.31%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.85%
6 month LIBOR	London Interbank Offered Rate	2.45%
6 month WIBOR	Warsaw Interbank Offered Rate	1.68%
UKRPI	United Kingdom Retail Price Index	0.1%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps.	$—	$(67,123)	$691,769	$(802,965)	$—
OTC Derivatives	7,287	(33,213)	133,689	(83,199)	—
Options Written	N/A	N/A	136,610	(130,986)	(1,282,524)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$71,929	$—	$71,929
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	183,700	—	—	183,700
Options purchased
Investments at value — unaffiliated(b)	—	—	—	129,959	50,583	—	180,542
Swaps — centrally cleared
Net unrealized appreciation(a)	—	3,332	—	—	632,999	55,438	691,769
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,287	—	—	133,689	—	140,976

	$—	$10,619	$—	$313,659	$889,200	$55,438	$1,268,916

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$557,888	$—	$557,888
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	206,261	—	—	206,261
Options written
Options written, at value	—	—	—	—	1,282,524	—	1,282,524
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	801,170	1,795	802,965
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	37,091	—	—	79,321	—	116,412

	$—	$37,091	$—	$206,261	$2,720,903	$1,795	$2,966,050

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,003,294	$—	$2,003,294
Forward foreign currency exchange contracts	—	—	—	(307,958)	—	—	(307,958)
Options purchased(a)	—	—	—	(222,352)	1,020,750	—	798,398
Options written	—	—	—	—	385,879	—	385,879
Swaps	—	(103,035)	—	—	(853,882)	(107,477)	(1,064,394)

	$—	$(103,035)	$—	$(530,310)	$2,556,041	$(107,477)	$1,815,219

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(694,562)	$—	$(694,562)
Forward foreign currency exchange contracts	—	—	—	(47,660)	—	—	(47,660)
Options purchased(b)	—	—	—	(92,584)	(307,384)	—	(399,968)
Options written	—	—	—	—	19,181	—	19,181
Swaps	—	56,536	—	—	(251,996)	35,772	(159,688)

	$—	$56,536	$—	$(140,244)	$(1,234,761)	$35,772	$(1,282,697)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$126,683,700
Average notional value of contracts — short	$156,517,798
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$37,973,866
Average amounts sold — in USD	$7,962,925
Options:
Average value of option contracts purchased	$370,544
Average value of option contracts written	$201,447
Average notional value of swaption contracts purchased	$28,300,000
Average notional value of swaption contracts written	$114,030,000
Credit default swaps:
Average notional value — buy protection	$7,041,000
Interest rate swaps:
Average notional value — pays fixed rate	$223,587,950
Average notional value — receives fixed rate	$260,995,510
Inflation Swaps:
Average notional value — receives fixed rate	$4,991,388

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$1,273
Forward foreign currency exchange contracts	183,700		206,261
Options	180,542	(a)	1,282,524
Swaps — Centrally cleared	—		43,111
Swaps — OTC(b)	140,976		116,412

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$505,218		$1,649,581
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(44,384)

Total derivative assets and liabilities subject to an MNA	$505,218		$1,605,197

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$44,570	$(44,570)	$—	$—	$—
Barclays Bank plc	53,042	(10,415)	—	—	42,627
BNP Paribas SA	71,041	(71,041)	—	—	—
Citibank NA	125,011	(37,996)	—	(80,000)	7,015
Credit Suisse International	27,561	—	—	—	27,561
Deutsche Bank AG	90,905	(3,644)	—	—	87,261
Goldman Sachs International	7,984	(7,984)	—	—	—
HSBC Bank plc	18,846	(11,333)	—	—	7,513
HSBC Bank USA NA	11,199	—	—	—	11,199
JP Morgan Chase Bank NA	27,603	(27,603)	—	—	—
Morgan Stanley & Co. International plc	25,108	(5,813)	—	—	19,295
Nomura International plc	268	(66)	—	—	202
Royal Bank of Scotland plc	800	(800)	—	—	—
UBS AG	1,280	(1,280)	—	—	—

	$505,218	$(222,545)	$—	$(80,000)	$202,673

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$1,316,157	$(44,570)	$—	$(1,240,000)	$31,587
Barclays Bank plc	10,415	(10,415)	—	—	—
BNP Paribas SA	134,698	(71,041)	—	—	63,657
Citibank NA	37,996	(37,996)	—	—	—
Deutsche Bank AG	3,644	(3,644)	—	—	—
Goldman Sachs International	24,697	(7,984)	—	—	16,713
HSBC Bank plc	11,333	(11,333)	—	—	—
JP Morgan Chase Bank NA	42,059	(27,603)	—	—	14,456
Morgan Stanley & Co. International plc	5,813	(5,813)	—	—	—
Nomura International plc	66	(66)	—	—	—
Royal Bank of Scotland plc	1,048	(800)	—	—	248
Standard Chartered Bank	5,168	—	—	—	5,168
UBS AG	12,103	(1,280)	—	—	10,823

	$1,605,197	$(222,545)	$—	$(1,240,000)	$142,652

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$31,877,374	$—	$31,877,374
Foreign Agency Obligations	—	232,790	—	232,790
Foreign Government Obligations	—	8,189,704	—	8,189,704
Non-Agency Mortgage-Backed Securities	—	21,774,832	1,575,473	23,350,305
U.S. Government Sponsored Agency Securities	—	466,264,035	—	466,264,035
U.S. Treasury Obligations	—	330,972,911	—	330,972,911
Short-Term Securities:
Foreign Government Obligations	—	12,434,025	—	12,434,025
Money Market Funds	3,410,661	—	—	3,410,661
Options Purchased:
Foreign currency exchange contracts	—	129,959	—	129,959
Interest rate contracts	—	50,583	—	50,583
Liabilities:
TBA Sale Commitments	—	(144,081,605)	—	(144,081,605)

	$3,410,661	$727,844,608	$1,575,473	$732,830,742

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$3,332	$—	$3,332
Foreign currency exchange contracts	—	183,700	—	183,700
Interest rate contracts	71,929	766,688	—	838,617
Other contracts	—	55,438	—	55,438
Liabilities:
Credit contracts	—	(3,878)	—	(3,878)
Foreign currency exchange contracts	—	(206,261)	—	(206,261)
Interest rate contracts	(557,888)	(2,457,872)	—	(3,012,760)
Other contracts	—	(1,795)	—	(1,795)

	$(485,959)	$(1,660,648)	$—	$(2,146,607)

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $66,839,074 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2018, there were no transfers between level1 and level 2.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value unaffiliated(a)	$501,148,392	$960,122,460	$873,501,686
Investments at value — affiliated(b)	16,222,285	7,374,093	3,410,661
Cash	132,885	—	—
Cash pledged:
Collateral — options written	100,000	—	—
Collateral — OTC derivatives	—	—	1,240,000
Futures contracts	605,328	814,310	529,650
Centrally cleared swaps	388,000	235,000	607,560
Foreign currency at value(c)	369,323	—	2,781,118
Receivables:
Investments sold	5,560,067	107,777,080	57,630,561
TBA sale commitments	—	254,166,074	143,586,842
Capital shares sold	984,090	1,217,714	907,069
Dividends — affiliated	23,892	18,202	5,981
Interest — unaffiliated	4,811,963	2,973,875	3,554,693
From the Manager	84,108	117,095	303,525
Variation margin on futures contracts	—	125	—
Variation margin on centrally cleared swaps	83,977	—	—
Swap premiums paid	77,984	—	7,287
Unrealized appreciation on:	—	—	—
Forward foreign currency exchange contracts	83,124	—	183,700
OTC swaps	10,573	—	133,689
Unfunded floating rate loan interests	453	—	—
Prepaid expenses	68,196	44,361	79,878
Other assets	—	—	18,393

Total assets	530,754,640	1,334,860,389	1,088,482,293

LIABILITIES
Bank overdraft	—	763,358	183,678
Cash received as collateral for OTC derivatives	—	—	80,000
Options written at value(d)	900,177	277,962	1,282,524
TBA sale commitments at value(e)	—	255,188,184	144,081,605
Reverse repurchase agreements at value	—	94,912,229	66,839,074
Payables:
Investments purchased	24,020,423	477,585,026	239,072,523
Administration fees	18,050	8,689	11,553
Capital shares redeemed	1,026,608	1,738,460	2,016,352
Custodian fees	15,418	81,150	106,039
Income dividends	290,191	387,665	549,586
Investment advisory fees	193,612	102,789	144,362
Trustee’s and Officer’s fees	5,586	6,748	6,775
Other accrued expenses	380,792	58,715	124,554
Other affiliates	520	2,079	7,164
Professional fees	104,042	51,831	45,418
Service and distribution fees	49,406	80,704	141,254
Transfer agent fees	164,975	205,894	288,802
Variation margin on futures contracts	47,595	—	1,273
Variation margin on centrally cleared swaps	—	25,319	43,111
Swap premiums received	8,464	—	33,213
Unrealized depreciation on:
Forward foreign currency exchange contracts	67,165	—	206,261
OTC swaps	30,845	—	83,199

Total liabilities	27,323,869	831,476,802	455,348,320

NET ASSETS	$503,430,771	$503,383,587	$633,133,973

NET ASSETS CONSIST OF
Paid-in capital	$508,041,797	$578,828,497	$700,356,423
Distributions in excess of net investment income	(4,632,273)	(5,725,729)	(3,138,306)
Accumulated net realized loss	(2,362,006)	(57,162,081)	(49,244,043)
Net unrealized appreciation (depreciation)	2,383,253	(12,557,100)	(14,840,101)

NET ASSETS	$503,430,771	$503,383,587	$633,133,973

(a) Investments at cost — unaffiliated	$498,184,731	$970,562,913	$887,334,159
(b) Investments at cost — affiliated	$16,222,285	$7,374,093	$3,410,661
(c) Foreign currency at cost	$368,502	$—	$2,754,583
(d) Premiums received	$903,455	$325,480	$1,288,148
(e) Proceeds from TBA sale commitments	$—	$254,166,074	$143,586,842

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$365,342,672	$281,874,195	$161,980,421

Share outstanding(a)	35,874,035	30,422,671	15,898,622

Net asset value	$10.18	$9.27	$10.19

Service
Net assets	—	$8,559,876	$1,962,768

Share outstanding(a)	—	925,370	192,735

Net asset value	—	$9.25	$10.18

Investor A
Net assets	$102,524,455	$137,188,344	$391,956,235

Share outstanding(a)	10,070,359	14,744,150	38,382,846

Net asset value	$10.18	$9.30	$10.21

Investor C
Net assets	$30,264,480	$53,914,960	$37,369,933

Share outstanding(a)	2,971,518	5,820,560	3,664,844

Net asset value	$10.18	$9.26	$10.20

Investor C1
Net assets	—	—	$18,553,914

Share outstanding(a)	—	—	1,819,927

Net asset value	—	—	$10.19

Class K
Net assets	$5,299,164	$21,846,212	$1,225,921

Share outstanding(a)	520,283	2,365,853	120,314

Net asset value	$10.19	$9.23	$10.19

Class R
Net assets	—	—	$20,084,781

Share outstanding(a)	—	—	1,967,197

Net asset value	—	—	$10.21

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$187,273	$101,517	$42,756
Dividends — unaffiliated	75,580	—	—
Interest — unaffiliated	11,013,214	5,874,012	7,558,348
Foreign taxes withheld	(1,356)	—	(813)

Total investment income	11,274,711	5,975,529	7,600,291

EXPENSES
Investment advisory	1,232,690	929,120	1,272,716
Service and distribution — class specific	287,730	500,680	845,937
Transfer agent — class specific	228,663	324,537	565,843
Administration	104,768	115,542	136,769
Accounting services	88,729	55,363	67,126
Registration	62,466	47,583	53,349
Professional	59,267	45,290	47,639
Administration — class specific	49,306	54,691	65,280
Recoupment of past waived and/or reimbursed fees — class specific	46,184	—	—
Printing	31,203	20,418	25,461
Custodian	13,145	61,455	78,953
Trustees and Officer	11,351	12,011	12,559
Offering	—	—	7,462
Miscellaneous	151,644	26,010	26,268

Total expenses excluding interest expense	2,367,146	2,192,700	3,205,362
Interest expense	—	657,618	513,184

Total expenses	2,367,146	2,850,318	3,718,546
Less:
Fees waived and/or reimbursed by the Manager	(368,517)	(297,217)	(319,547)
Transfer agent fees waived and/or reimbursed — class specific	(103,747)	(194,143)	(504,205)
Administration fees waived — class specific	(47,657)	(54,679)	(65,281)
Administration fees waived	(4,614)	—	—

Total expenses after fees waived and/or reimbursed	1,842,611	2,304,279	2,829,513

Net investment income	9,432,100	3,671,250	4,770,778

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	202,509	—	—
Investments — unaffiliated	4,430,151	601,800	(3,574,769)
Capital gain distributions from investment companies — affiliated	—	29	—
Forward foreign currency exchange contracts	(2,002,413)	—	(307,958)
Foreign currency transactions	428,217	—	(476,472)
Futures contracts	(919,448)	3,231,124	2,003,294
Options written	13,894	(357,198)	385,879
Short sales — unaffiliated	—	—	2,300,700
Swaps	262,576	(105,858)	(1,064,394)

	2,415,486	3,369,897	(733,720)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(223,431)	—	—
Investments — unaffiliated	(6,468,339)	(15,232,069)	(13,031,628)
Forward foreign currency exchange contracts	(932,902)	—	(47,660)
Foreign currency transactions	(15,723)	—	(3,994)
Futures contracts	(33,709)	(1,163,005)	(694,562)
Options written	46,043	56,391	19,181
Swaps	(475,351)	(521,029)	(159,688)
Unfunded floating rate loan interests	101	—	—

	(8,103,311)	(16,859,712)	(13,918,351)

Net realized and unrealized loss	(5,687,825)	(13,489,815)	(14,652,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,744,275	$(9,818,565)	$(9,881,293)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,432,100	$15,950,947	$3,671,250	$12,262,070
Net realized gain (loss)	2,415,486	(2,456,907)	3,369,897	(6,077,192)
Net change in unrealized appreciation (depreciation)	(8,103,311)	10,211,474	(16,859,712)	(10,313,372)

Net increase (decrease) in net assets resulting from operations	3,744,275	23,705,514	(9,818,565)	(4,128,494)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(7,168,090)	(11,323,119)	(5,174,875)	(11,775,120)
Service	—	—	(137,782)	(305,504)
Investor A	(2,043,637)	(4,484,726)	(2,454,780)	(5,699,352)
Investor C	(467,030)	(1,008,998)	(716,033)	(1,631,767)
Class K	(11,388)	(8,787)	(368,102)	(610,213)
From return of capital:
Institutional	—	—	—	(109,581)
Service	—	—	—	(3,087)
Investor A	—	—	—	(57,344)
Investor C	—	—	—	(22,688)
Class K	—	—	—	(5,516)

Decrease in net assets resulting from distributions to shareholders	(9,690,145)	(16,825,630)	(8,851,572)	(20,220,172)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	31,826,899	102,242,781	(62,265,521)	(233,555,136)

NET ASSETS
Total increase (decrease) in net assets	25,881,029	109,122,665	(80,935,658)	(257,903,802)
Beginning of period	477,549,742	368,427,077	584,319,245	842,223,047

End of period	$503,430,771	$477,549,742	$503,383,587	$584,319,245

Distributions in excess of net investment income, end of period	$(4,632,273)	$(4,374,228)	$(5,725,729)	$(545,407)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,770,778	$10,687,062
Net realized loss	(733,720)	(9,813,982)
Net change in unrealized appreciation (depreciation)	(13,918,351)	(8,198,088)

Net decrease in net assets resulting from operations	(9,881,293)	(7,325,008)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,895,289)	(3,567,127)
Service	(20,987)	(89,335)
Investor A	(4,181,739)	(8,687,215)
Investor B1	(302)	(1,283)
Investor C	(265,101)	(570,816)
Investor C1	(159,329)	(621,284)
Class K	(1,392)	—
Class R	(195,234)	(426,188)
From return of capital:
Institutional	—	(147,611)
Service	—	(4,202)
Investor A	—	(439,984)
Investor B1	—	(133)
Investor C	—	(48,661)
Investor C1	—	(51,000)
Class R	—	(24,801)

Decrease in net assets resulting from distributions to shareholders	(6,719,373)	(14,679,640)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(25,086,276)	(59,984,837)

NET ASSETS
Total decrease in net assets	(41,686,942)	(81,989,485)
Beginning of period	674,820,915	756,810,400

End of period	$633,133,973	$674,820,915

Distributions in excess of net investment income, end of period	$(3,138,306)	$(1,189,711)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund
	Institutional
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.31		$10.14	$9.99	$10.31	$10.30	$10.54

Net investment income(a)	0.20		0.41	0.43	0.42	0.47	0.48
Net realized and unrealized gain (loss)	(0.12)		0.20	0.16	(0.28)	0.02	0.11 (b)

Net increase from investment operations	0.08		0.61	0.59	0.14	0.49	0.59

Distributions(c)
From net investment income	(0.21)		(0.44)	(0.44)	(0.45)	(0.45)	(0.47)
From net realized gain	—		—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.21)		(0.44)	(0.44)	(0.46)	(0.48)	(0.83)

Net asset value, end of period	$10.18		$10.31	$10.14	$9.99	$10.31	$10.30

Total Return(d)
Based on net asset value	0.75	%(e)	6.12%	6.09%	1.36%	4.86%	5.81%

Ratios to Average Net Assets(f)
Total expenses(g)	0.84	%(h)	0.90%	0.80%	0.80%	0.88%	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63	%(h)	0.63%	0.68%	0.70%	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.63	%(h)	0.63%	0.68%	0.70%	0.70%	0.70%

Net investment income	3.94	%(h)	4.03%	4.28%	4.13%	4.49%	4.57%

Supplemental Data
Net assets, end of period (000)	$365,343		$337,106	$218,738	$211,705	$122,035	$25,225

Portfolio turnover rate	50%		126%	101%	65%	65%	156%

(a)	Based on average shares outstanding.
(b)	Includes redemption fees, which are less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.02%	N/A

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	0.82%	0.90%	0.80%	N/A	N/A	N/A

(h)	Annualized.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.30		$10.13	$9.99	$10.31	$10.30	$10.53

Net investment income(a)	0.19		0.39	0.40	0.40	0.44	0.43
Net realized and unrealized gain (loss)	(0.12)		0.19	0.16	(0.28)	0.02	0.15 (b)

Net increase from investment operations	0.07		0.58	0.56	0.12	0.46	0.58

Distributions(c)
From net investment income	(0.19)		(0.41)	(0.42)	(0.43)	(0.42)	(0.45)
From net realized gain	—		—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.19)		(0.41)	(0.42)	(0.44)	(0.45)	(0.81)

Net asset value, end of period	$10.18		$10.30	$10.13	$9.99	$10.31	$10.30

Total Return(d)
Based on net asset value	0.72	%(e)	5.86%	5.72%	1.12%	4.60%	5.63%

Ratios to Average Net Assets(f)
Total expenses(g)	1.11	%(h)	1.17%	1.10%	1.10%	1.13%	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88	%(h)	0.88%	0.93%	0.95%	0.95%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.88	%(h)	0.88%	0.93%	0.95%	0.95%	0.95%

Net investment income	3.69	%(h)	3.81%	4.04%	3.90%	4.22%	4.13%

Supplemental Data
Net assets, end of period (000)	$102,524		$109,702	$120,167	$108,127	$87,100	$90,484

Portfolio turnover rate	50%		126%	101%	65%	65%	156%

(a) Based on average shares outstanding.

(b) Includes redemption fees, which are less than $0.005 per share.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.02%	N/A

(g) Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows::
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	1.09%	N/A	N/A	N/A	N/A	1.15%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.31		$10.14	$9.99	$10.31	$10.30	$10.54

Net investment income(a)	0.15		0.31	0.33	0.32	0.36	0.37
Net realized and unrealized gain (loss)	(0.12)		0.19	0.16	(0.28)	0.03	0.12 (b)

Net increase from investment operations	0.03		0.50	0.49	0.04	0.39	0.49

Distributions(c)
From net investment income	(0.16)		(0.33)	(0.34)	(0.35)	(0.35)	(0.37)
From net realized gain	—		—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.16)		(0.33)	(0.34)	(0.36)	(0.38)	(0.73)

Net asset value, end of period	$10.18		$10.31	$10.14	$9.99	$10.31	$10.30

Total Return(d)
Based on net asset value	0.25	%(e)	5.07%	5.04%	0.36%	3.82%	4.75%

Ratios to Average Net Assets(f)
Total expenses(g)	1.84	%(h)	1.90%	1.82%	1.83%	1.90%	2.03%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63	%(h)	1.63%	1.68%	1.70%	1.70%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.63	%(h)	1.63%	1.68%	1.70%	1.70%	1.70%

Net investment income	2.95	%(h)	3.06%	3.28%	3.15%	3.49%	3.55%

Supplemental Data
Net assets, end of period (000)	$30,265		$30,536	$29,321	$24,678	$21,768	$17,277

Portfolio turnover rate	50%		126%	101%	65%	65%	156%

(a) Based on average shares outstanding.

(b) Includes redemption fees, which are less than $0.005 per share.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.02%	N/A

(g) Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	1.82%	N/A	N/A	N/A	N/A	2.03%

(h)	Annualized.

See notes to financial statements.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Class K
	Six Months Ended 03/31/2018 (unaudited)		Year Ended 09/30/2017	Period 08/01/2016 (a) to 09/30/2016
Net asset value, beginning of period	$10.31		$10.14	$10.08

Net investment income(b)	0.21		0.42	0.07
Net realized and unrealized gain (loss)	(0.12)		0.19	0.06

Net increase from investment operations	0.09		0.61	0.13

Distributions(c)
From net investment income	(0.21)		(0.44)	(0.07)

Net asset value, end of period	$10.19		$10.31	$10.14

Total Return(d)
Based on net asset value	0.88	%(e)	6.17%	1.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.78	%(g)(h)	0.84%	0.76	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(h)	0.58%	0.57	%(h)

Net investment income	4.10	%(h)	4.11%	4.36	%(h)

Supplemental Data
Net assets, end of period (000)	$5,299		$206	$201

Portfolio turnover rate	50%		126%	101	%(i)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017	Period 08/01/2016 (a) to 09/30/2016
Investments in underlying funds	0.01%	0.02%	0.01%

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2018, the expense ratio would have been 0.77%.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio
	Institutional
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$9.59		$9.89		$9.83		$9.83		$9.73	$10.49

Net investment income(a)	0.07		0.19		0.19		0.15		0.15	0.12
Net realized and unrealized gain (loss)	(0.23)		(0.19)		0.15		0.09		0.20	(0.30)

Net increase (decrease) from investment operations	(0.16)		—		0.34		0.24		0.35	(0.18)

Distributions(b)
From net investment income	(0.16)		(0.30)		(0.28)		(0.24)		(0.24)	(0.38)
From net realized gain	—		—		—		—		—	(0.20)
From return of capital	—		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)	—

Total distributions	(0.16)		(0.30)		(0.28)		(0.24)		(0.25)	(0.58)

Net asset value, end of period	$9.27		$9.59		$9.89		$9.83		$9.83	$9.73

Total Return(d)
Based on net asset value	(1.67	)%(e)	0.01%		3.54%		2.45%		3.64%	(1.79)%

Ratios to Average Net Assets(f)
Total expenses	0.86	%(g)	0.74%		0.66%		0.82%		0.83%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66	%(g)	0.52%		0.57%		0.55%		0.55%	0.58%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.42	%(g)	0.43%		0.55%		0.55%		0.55%	0.55%

Net investment income	1.53	%(g)	1.93%		1.88%		1.49%		1.57%	1.24%

Supplemental Data
Net assets, end of period (000)	$281,874		$316,891		$457,730		$420,167		$390,925	$428,182

Portfolio turnover rate(h)	587%		1,198%		1,139%		1,164%		1,258%	1,405%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.03%	0.04%	N/A

(g) Annualized. (h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	253%	423%	502%	429%	401%	480%

See notes to financial statements.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$9.57		$9.87		$9.82		$9.82		$9.71		$10.48

Net investment income(a)	0.06		0.16		0.16		0.11		0.12		0.08
Net realized and unrealized gain (loss)	(0.23)		(0.19)		0.14		0.09		0.21		(0.31)

Net increase (decrease) from investment operations	(0.17)		(0.03)		0.30		0.20		0.33		(0.23)

Distributions(b)
From net investment income	(0.15)		(0.27)		(0.25)		(0.20)		(0.21)		(0.34)
From net realized gain	—		—		—		—		—		(0.20)
From return of capital	—		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)		—

Total distributions	(0.15)		(0.27)		(0.25)		(0.20)		(0.22)		(0.54)

Net asset value, end of period	$9.25		$9.57		$9.87		$9.82		$9.82		$9.71

Total Return(d)
Based on net asset value	(1.80	)%(e)	(0.25)%		3.08%		2.09%		3.39%		(2.23)%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.05%		0.98	%(h)	1.16%		1.13	%(h)	1.17	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(g)	0.79%		0.92%		0.90%		0.90%		0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.68%		0.90%		0.90%		0.90%		0.90%

Net investment income	1.27	%(g)	1.68%		1.60%		1.15%		1.21%		0.75%

Supplemental Data
Net assets, end of period (000)	$8,560		$9,347		$12,129		$28,828		$52,272		$51,353

Portfolio turnover rate(i)	587%		1,198%		1,139%		1,164%		1,258%		1,405%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.03%	0.04%	N/A

(g) Annualized.

(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	253%	423%	502%	429%	401%	480%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$9.63		$9.93		$9.87		$9.87		$9.77	$10.54

Net investment income(a)	0.06		0.16		0.15		0.11		0.12	0.09
Net realized and unrealized gain (loss)	(0.24)		(0.19)		0.16		0.09		0.20	(0.32)

Net increase (decrease) from investment operations	(0.18)		(0.03)		0.31		0.20		0.32	(0.23)

Distributions(b)
From net investment income	(0.15)		(0.27)		(0.25)		(0.20)		(0.21)	(0.34)
From net realized gain	—		—		—		—		—	(0.20)
From return of capital	—		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)	—

Total distributions	(0.15)		(0.27)		(0.25)		(0.20)		(0.22)	(0.54)

Net asset value, end of period	$9.30		$9.63		$9.93		$9.87		$9.87	$9.77

Total Return(d)
Based on net asset value	(1.89	)%(e)	(0.23)%		3.19%		2.08%		3.26%	(2.21)%

Ratios to Average Net Assets(f)
Total expenses	1.13	%(g)	1.01	%(h)	0.92%		1.07%		1.09%	1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(g)	0.78%		0.91%		0.91%		0.92%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.68%		0.89%		0.91%		0.92%	0.90%

Net investment income	1.27	%(g)	1.68%		1.51%		1.14%		1.24%	0.85%

Supplemental Data
Net assets, end of period (000)	$137,189		$172,685		$256,577		$186,427		$159,325	$310,492

Portfolio turnover rate(i)	587%		1,198%		1,139%		1,164%		1,258%	1,405%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.03%	0.04%	N/A

(g) Annualized.

(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	253%	423%	502%	429%	401%	480%

See notes to financial statements.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$9.58		$9.88		$9.83		$9.83		$9.72	$10.49

Net investment income(a)	0.02		0.09		0.08		0.04		0.05	0.01
Net realized and unrealized gain (loss)	(0.23)		(0.19)		0.14		0.09		0.20	(0.32)

Net increase (decrease) from investment operations	(0.21)		(0.10)		0.22		0.13		0.25	(0.31)

Distributions(b)
From net investment income	(0.11)		(0.20)		(0.17)		(0.13)		(0.13)	(0.26)
From net realized gain	—		—		—		—		—	(0.20)
From return of capital	—		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)	—

Total distributions	(0.11)		(0.20)		(0.17)		(0.13)		(0.14)	(0.46)

Net asset value, end of period	$9.26		$9.58		$9.88		$9.83		$9.83	$9.72

Total Return(d)
Based on net asset value	(2.16	)%(e)	(0.99)%		2.31%		1.32%		2.61%	(2.99)%

Ratios to Average Net Assets(f)
Total expenses	1.87	%(g)	1.76	%(h)	1.68%		1.82%		1.83%	1.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66	%(g)	1.53%		1.67%		1.66%		1.66%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.42	%(g)	1.43%		1.65%		1.66%		1.66%	1.68%

Net investment income	0.52	%(g)	0.93%		0.79%		0.40%		0.50%	0.10%

Supplemental Data
Net assets, end of period (000)	$53,915		$64,370		$96,578		$100,335		$119,398	$181,926

Portfolio turnover rate(i)	587%		1,198%		1,139%		1,164%		1,258%	1,405%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.03%	0.04%	N/A

(g) Annualized.

(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	253%	423%	502%	429%	401%	480%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Class K
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$9.55		$9.85		$9.80		$9.79		$9.69	$10.47

Net investment income(a)	0.07		0.19		0.19		0.15		0.15	0.15
Net realized and unrealized gain (loss)	(0.23)		(0.19)		0.15		0.10		0.20	(0.35)

Net increase (decrease) from investment operations	(0.16)		—		0.34		0.25		0.35	(0.20)

Distributions(b)
From net investment income	(0.16)		(0.30)		(0.29)		(0.24)		(0.24)	(0.38)
From net realized gain	—		—		—		—		—	(0.20)
From return of capital	—		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)	—

Total distributions	(0.16)		(0.30)		(0.29)		(0.24)		(0.25)	(0.58)

Net asset value, end of period	$9.23		$9.55		$9.85		$9.80		$9.79	$9.69

Total Return(d)
Based on net asset value	(1.66	)%(e)	0.04%		3.47%		2.58%		3.67%	(1.97)%

Ratios to Average Net Assets(f)
Total expenses	0.74	%(g)	0.66%		0.56%		0.70%		0.79%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.61	%(g)	0.50%		0.54%		0.52%		0.52%	0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.37	%(g)	0.38%		0.52%		0.52%		0.52%	0.52%

Net investment income	1.58	%(g)	2.00%		1.90%		1.49%		1.58%	1.49%

Supplemental Data
Net assets, end of period (000)	$21,846		$21,025		$19,209		$17,253		$3,780	$3,114

Portfolio turnover rate(h)	587%		1,198%		1,139%		1,164%		1,258%	1,405%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.03%	0.04%	N/A

(g) Annualized. (h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	253%	423%	502%	429%	401%	480%

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Institutional
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.45		$10.76	$10.64	$10.59	$10.52	$10.94

Net investment income(a)	0.09		0.20	0.18	0.18	0.19	0.12
Net realized and unrealized gain (loss)	(0.22)		(0.26)	0.20	0.12	0.16	(0.32)

Net increase (decrease) from investment operations	(0.13)		(0.06)	0.38	0.30	0.35	(0.20)

Distributions(b)
From net investment income	(0.13)		(0.24)	(0.26)	(0.25)	(0.28)	(0.22)
From return of capital	—		(0.01)	—	—	—	—

Total distributions	(0.13)		(0.25)	(0.26)	(0.25)	(0.28)	(0.22)

Net asset value, end of period	$10.19		$10.45	$10.76	$10.64	$10.59	$10.52

Total Return(c)
Based on net asset value	(1.36	)%(d)	(0.55)%	3.67%	2.80%	3.37%	(1.84)%

Ratios to Average Net Assets
Total expenses	0.86	%(e)	0.90%	0.92%	0.92%	0.90%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.61	%(e)	0.58%	0.73%	0.65%	0.64%	0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45	%(e)	0.46%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.72	%(e)	1.81%	1.70%	1.71%	1.78%	1.14%

Supplemental Data
Net assets, end of period (000)	$161,980		$165,709	$156,865	$152,632	$154,168	$150,202

Portfolio turnover rate(f)	461%		982%	929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.45		$10.75	$10.63	$10.58	$10.51	$10.93

Net investment income(a)	0.08		0.17	0.16	0.16	0.17	0.10
Net realized and unrealized gain (loss)	(0.24)		(0.25)	0.20	0.11	0.16	(0.32)

Net increase (decrease) from investment operations	(0.16)		(0.08)	0.36	0.27	0.33	(0.22)

Distributions(b)
From net investment income	(0.11)		(0.21)	(0.24)	(0.22)	(0.26)	(0.20)
From return of capital	—		(0.01)	—	—	—	—

Total distributions	(0.11)		(0.22)	(0.24)	(0.22)	(0.26)	(0.20)

Net asset value, end of period	$10.18		$10.45	$10.75	$10.63	$10.58	$10.51

Total Return(c)
Based on net asset value	(1.57	)%(d)	(0.70)%	3.47%	2.61%	3.18%	(2.03)%

Ratios to Average Net Assets
Total expenses	1.08	%(e)	1.18%	1.21%	1.14%	1.12%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86	%(e)	0.82%	0.92%	0.84%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(e)	0.70%	0.81%	0.81%	0.81%	0.81%

Net investment income	1.48	%(e)	1.57%	1.51%	1.53%	1.59%	0.96%

Supplemental Data
Net assets, end of period (000)	$1,963		$2,039	$4,452	$3,575	$3,873	$3,777

Portfolio turnover rate(f)	461%		982%	929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.47		$10.79		$10.66	$10.61	$10.54	$10.97

Net investment income(a)	0.08		0.15		0.15	0.15	0.16	0.10
Net realized and unrealized gain (loss)	(0.23)		(0.25)		0.21	0.12	0.16	(0.34)

Net increase (decrease) from investment operations	(0.15)		(0.10)		0.36	0.27	0.32	(0.24)

Distributions(b)
From net investment income	(0.11)		(0.21)		(0.23)	(0.22)	(0.25)	(0.19)
From return of capital	—		(0.01)		—	—	—	—

Total distributions	(0.11)		(0.22)		(0.23)	(0.22)	(0.25)	(0.19)

Net asset value, end of period	$10.21		$10.47		$10.79	$10.66	$10.61	$10.54

Total Return(c)
Based on net asset value	(1.47	)%(d)	(0.88)%		3.42%	2.52%	3.08%	(2.20)%

Ratios to Average Net Assets
Total expenses	1.13	%(e)	1.16	%(f)	1.19%	1.10%	1.10%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86	%(e)	0.83%		1.06%	0.94%	0.92%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(e)	0.71%		0.95%	0.90%	0.90%	0.90%

Net investment income	1.47	%(e)	1.56%		1.40%	1.43%	1.50%	0.89%

Supplemental Data
Net assets, end of period (000)	$391,956		$422,775		$463,530	$517,485	$520,869	$602,786

Portfolio turnover rate(g)	461%		982%		929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.46		$10.77	$10.65	$10.60	$10.53	$10.95

Net investment income(a)	0.04		0.07	0.07	0.07	0.07	0.01
Net realized and unrealized gain (loss)	(0.22)		(0.24)	0.20	0.11	0.16	(0.33)

Net increase (decrease) from investment operations	(0.18)		(0.17)	0.27	0.18	0.23	(0.32)

Distributions(b)
From net investment income	(0.08)		(0.13)	(0.15)	(0.13)	(0.16)	(0.10)
From return of capital	—		(0.01)	—	—	—	—

Total distributions	(0.08)		(0.14)	(0.15)	(0.13)	(0.16)	(0.10)

Net asset value, end of period	$10.20		$10.46	$10.77	$10.65	$10.60	$10.53

Total Return(c)
Based on net asset value	(1.84	)%(d)	(1.54)%	2.53%	1.68%	2.25%	(2.91)%

Ratios to Average Net Assets
Total expenses(e)	1.90	%(f)	1.94%	1.97%	1.91%	1.92%	1.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.61	%(f)	1.58%	1.83%	1.75%	1.74%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45	%(f)	1.46%	1.72%	1.72%	1.72%	1.72%

Net investment income	0.72	%(f)	0.80%	0.62%	0.62%	0.69%	0.09%

Supplemental Data
Net assets, end of period (000)	$37,370		$38,574	$51,545	$49,408	$54,894	$69,749

Portfolio turnover rate(g)	461%		982%	929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	1.91%	—

(f) Annualized. (g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor C1
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.46		$10.77	$10.64	$10.60	$10.53	$10.95

Net investment income(a)	0.05		0.08	0.09	0.09	0.09	0.03
Net realized and unrealized gain (loss)	(0.23)		(0.23)	0.21	0.10	0.16	(0.33)

Net increase (decrease) from investment operations	(0.18)		(0.15)	0.30	0.19	0.25	(0.30)

Distributions(b)
From net investment income	(0.09)		(0.15)	(0.17)	(0.15)	(0.18)	(0.12)
From return of capital	—		(0.01)	—	—	—	—

Total distributions	(0.09)		(0.16)	(0.17)	(0.15)	(0.18)	(0.12)

Net asset value, end of period	$10.19		$10.46	$10.77	$10.64	$10.60	$10.53

Total Return(c)
Based on net asset value	(1.84	)%(d)	(1.34)%	2.82%	1.78%	2.44%	(2.73)%

Ratios to Average Net Assets
Total expenses	1.81	%(e)	1.80%	1.83%	1.74%	1.75%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.41	%(e)	1.37%	1.64%	1.56%	1.55%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.25	%(e)	1.26%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.92	%(e)	1.00%	0.83%	0.81%	0.87%	0.26%

Supplemental Data
Net assets, end of period (000)	$18,554		$23,431	$54,029	$68,972	$81,936	$93,384

Portfolio turnover rate(f)	461%		982%	929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Class K
	Period from 01/25/2018 (a) to 03/31/2018 (Unaudited)
Net asset value, beginning of period	$10.27

Net investment income(b)	0.03
Net realized and unrealized loss	(0.07)

Net decrease from investment operations	(0.04)

Distributions from net investment income(c)	(0.04)

Net asset value, end of period	$10.19

Total Return(d)
Based on net asset value	(0.39	)%(e)

Ratios to Average Net Assets
Total expenses	0.70	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.56	%(f)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40	%(f)

Net investment income	1.67	%(f)

Supplemental Data
Net assets, end of period (000)	$1,226

Portfolio turnover rate(g)	461%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

Period from 01/25/2018 (a) to 03/31/2018 (Unaudited)

Portfolio turnover rate (excluding MDRs)	288%

See notes to financial statements.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Class R
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.47		$10.78	$10.66	$10.61	$10.54	$10.96

Net investment income(a)	0.06		0.13	0.12	0.12	0.13	0.06
Net realized and unrealized gain (loss)	(0.22)		(0.24)	0.20	0.11	0.16	(0.32)

Net increase (decrease) from investment operations	(0.16)		(0.11)	0.32	0.23	0.29	(0.26)

Distributions(b)
From net investment income	(0.10)		(0.19)	(0.20)	(0.18)	(0.22)	(0.16)
From return of capital	—		(0.01)	—	—	—	—

Total distributions	(0.10)		(0.20)	(0.20)	(0.18)	(0.22)	(0.16)

Net asset value, end of period	$10.21		$10.47	$10.78	$10.66	$10.61	$10.54

Total Return(c)
Based on net asset value	(1.60	)%(d)	(1.04)%	3.06%	2.20%	2.76%	(2.41)%

Ratios to Average Net Assets
Total expenses(e)	1.43	%(f)	1.47%	1.49%	1.41%	1.42%	1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.11	%(f)	1.08%	1.32%	1.24%	1.23%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.95	%(f)	0.96%	1.21%	1.21%	1.21%	1.21%

Net investment income	1.22	%(f)	1.30%	1.12%	1.13%	1.19%	0.58%

Supplemental Data
Net assets, end of period (000)	$20,085		$22,215	$26,247	$21,940	$23,967	$26,378

Portfolio turnover rate(g)	461%		982%	929%	1,090%	948%	1,532%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.41%

(f) Annualized. (g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	288%	658%	619%	741%	618%	926%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(c)	None

(a)	U.S. Government Bond’s Class K Shares commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, U.S. Government Bond’s issued and outstanding Investor B1 Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there was no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

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Notes to Financial Statements  (unaudited) (continued)

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and

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Notes to Financial Statements  (unaudited) (continued)

only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Access CIG LLC	$5,229	$5,229	$5,258	$29
Access CIG LLC	14,892	14,892	15,046	154
Convergint Technologies LLC	8,907	8,884	8,884	—
Lakeland Tours LLC	11,861	11,831	11,980	149
Mitchell International, Inc.	45,998	45,865	45,986	121

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	GNMA	U.S. Government Bond
Average Borrowings	$81,501,752	$74,982,754
Daily Weighted Average Interest Rate	1.51%	1.02%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount
GNMA
Royal Bank of Canada	$(94,912,229)	$94,912,229	$—	—

(a)	Net collateral with a value of $98,750,638 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount (b)
US Government Bond
JP Morgan Securities LLC	$(9,424,577)	9,424,577	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	(57,414,497)	57,404,504	—	(9,993)

	$(66,839,074)	66,829,081	$—	$(9,993)

(a)	Net collateral with a value of $66,890,529 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fee
Average Daily Net Assets	Credit Strategies Income
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
Greater than $3 Billion	0.400

	Investment Advisory Fee
Average Daily Net Assets	GNMA	U.S. Government Bond
First $1 Billion	0.340%	0.390%
$1 Billion — $3 Billion	0.320	0.370
$3 Billion — $5 Billion	0.310	0.350
$5 Billion — $10 Billion	0.300	0.340
Greater than $10 Billion	0.280	0.330

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services it provides, for that portion of the Fund for which BIL and BRS as applicable acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1 (a)	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50	0.75	0.55	0.25

(a)	Effective December 27, 2017, all issued and outstanding Investor B1 shares were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A		Investor B1		Investor C	Investor C1	Class R	Total
Credit Strategies Income	—	$134,639		—		$153,091	—	—	$287,730
GNMA	$10,861	193,900		—		295,919	—	—	500,680
U.S. Government Bond	2,538	505,601	(a)	$129	(a)	200,554	$83,514	$53,601	845,937

(a)	Effective December 27, 2017, all issued and outstanding Investor B1 shares were converted into Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$35,421	$—	$10,771	$3,062	$—	$52	$—	$49,306
GNMA	30,269	2,123	15,512	5,918	—	869	—	$54,691
U.S. Government Bond	16,370	204	40,451	4,011	2,087	14	2,143	$65,280

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Credit Strategies Income	$209	$—	$—	$209
GNMA	$8,616	$2,860	$1,822	$13,298
U.S. Government Bond	$79,247	$1,035	$2,722	$83,004

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$247	$—	$298	$254	$—	$—	$—	$799
GNMA	$9,018	$—	$2,248	$1,149	$—	$141	$—	$12,556
U.S. Government Bond	$475	$16	$14,378	$729	$144	$—	$130	$15,872

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$154,620	$—	$60,677	$13,321	$—	$45	$—	$228,663
GNMA	$177,175	$5,690	$102,781	$38,322	$—	$569	$—	$324,537
U.S. Government Bond	$128,604	$1,294	$341,261	$39,041	$31,377	$—	$24,266	$565,843

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$2,016
GNMA	$925
U.S. Government Bond	$1,839

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Investor C1
Credit Strategies Income	$2,966	$1,942	$—
GNMA	$76	$550	$—
U.S. Government Bond	$81	$833	$14

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived were as follows:

Credit Strategies Income	$7,611
GNMA	$5,819
U.S. Government Bond	$2,569

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds (“ETFs”) that have a contractual management fee through January 31, 2020 for Credit Strategies Income and January 31, 2019 for GNMA and U.S. Government Bond. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, Credit Strategies Income waived $1,845 in investment advisory fees pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K		Class R
Credit Strategies Income	0.62%	N/A	0.87%	1.62%	N/A	0.57%		N/A
GNMA	0.42	0.67%	0.67	1.42	N/A	0.37		1.17	%(a)
U.S. Government Bond	0.45	0.70	0.70	1.45	1.25%	0.40	(b)	0.95

(a)	Fund currently active, but no assets in share class.
(b)	Effective January 29, 2018, implemented contractual expense limitation upon launch through January 31, 2019.

Prior to March 29, 2018, each Fund’s expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Service	Investor A	Investor B1		Investor C	Investor C1	Class K		Class R
Credit Strategies Income	0.63%	N/A	0.88%	N/A		1.63%	N/A	0.58%		N/A
GNMA	0.42	0.67%	0.67	N/A		1.42	N/A	0.37		1.17	%(a)
U.S. Government Bond	0.45	0.70	0.70	1.20	%(b)	1.45	1.25%	0.40	(c)	0.95

(a)	Fund currently active, but no assets in share class.
(b)	Effective December 27, 2017, all issued and outstanding Investor B1 shares were converted into Investor A Shares.
(c)	Effective January 29, 2018, implemented contractual expense limitation upon launch through January 31, 2019.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020 for Credit Strategies Income and January 31, 2019 for GNMA and U.S. Government Bond, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Credit Strategies Income	$340,975
GNMA	$291,398
U.S. Government Bond	$316,978

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$34,233	$—	$10,412	$2,961	$—	$51	$—	$47,657
GNMA	$30,269	$869	$15,512	$5,918	$—	$2,111	$—	$54,679
U.S. Government Bond	$16,371	$203	$40,449	$4,011	$2,088	$14	$2,145	$65,281

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$65,041	$—	$33,022	$5,640	$—	$44	$—	$103,747
GNMA	$101,424	$3,524	$64,833	$23,814	$—	$548	$—	$194,143
U.S. Government Bond	$112,777	$1,104	$303,166	$35,411	$29,486	$—	$22,261	$504,205

For the six months ended March 31, 2018, the administration fees waived at the fund level was $4,614 for Credit Strategies Income. This amount is shown as administration fees waived in the Statements of Operations.

For the six months ended March 31, 2018, the Manager reimbursed $18,086 for Credit Strategies Income. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by Credit Strategies Income:

Institutional	Investor A	Investor C	Class K	Total
$33,589	$9,728	$2,847	$20	$46,184

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring September 30,
	2018	2019	2020
Credit Strategies Income
Fund Level	$135,902	$803,546	$363,675
Institutional	120,856	138,899	99,274
Investor A	135,974	94,871	43,434
Investor C	22,078	20,190	8,601
Class K	—	96	95
GNMA
Fund Level	36,757	953,892	291,398
Institutional	398,474	293,432	131,693
Service	12,270	14,157	4,393
Investor A	4,029	179,172	80,345
Investor C	1,555	74,667	29,732
Class K	3,396	4,805	2,659
U.S. Government Bond
Fund Level	575,175	1,061,276	316,978
Institutional	188,427	270,711	129,148
Service	8,295	8,837	1,307
Investor A	252,163	743,595	343,615
Investor C	32,842	89,731	39,422
Investor C1	70,938	107,294	31,574
Class K	—	—	14
Class R	22,153	56,634	24,406

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Credit Strategies Income	$283,307	$(130,064)	$125
U.S. Government Bond	$33,556,751	$34,286,478	$(158,559)

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Purchases
Non-U.S Government Securities	$274,749,534	$4,386,613,836	$2,921,977,243
U.S Government Securities	—	—	541,964,690

	$274,749,534	$4,386,613,836	$3,463,941,933

Sales
Non-U.S Government Securities	$227,521,878	$4,569,446,714	$2,943,729,128
U.S Government Securities	8,800,988	—	591,714,717

	$236,322,866	$4,569,446,714	$3,535,443,845

For the six months ended March 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	GNMA	U.S. Government Bond
Purchases	$2,494,747,971	$1,301,390,074
Sales	$2,495,700,340	$1,301,545,500

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Credit Strategies Income	GNMA	U.S. Government Bond
No expiration date(a)	$4,859,364	$59,510,133	$44,708,312
2018	—	—	3,443,608

	$4,859,364	$59,510,133	$48,151,920

(a)	Must be utilized prior to losses subject to expiration.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$514,561,400	$978,318,037	$890,971,372

Gross unrealized appreciation	9,737,514	3,579,676	3,301,439
Gross unrealized depreciation	(7,523,692)	(16,517,807)	(18,418,829)

Net unrealized appreciation (depreciation)	$2,213,822	$(12,938,131)	$(15,117,390)

9.	BANK BORROWINGS

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but Credit Strategies Income and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees,

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,141,555	$135,313,274	23,941,349	$243,904,544
Shares issued in reinvestment of distributions	629,738	6,482,160	1,036,157	10,568,336
Shares redeemed	(10,605,302)	(109,232,704)	(13,847,380)	(140,677,762)

Net increase	3,165,991	$32,562,730	11,130,126	$113,795,118

Investor A
Shares sold	2,040,758	$21,025,464	5,289,310	$53,833,013
Shares issued in reinvestment of distributions	192,652	1,982,132	422,664	4,301,175
Shares redeemed	(2,810,113)	(28,954,391)	(6,923,128)	(70,373,913)

Net decrease	(576,703)	$(5,946,795)	(1,211,154)	$(12,239,725)

Investor C
Shares sold	427,759	$4,413,907	987,971	$10,033,260
Shares issued in reinvestment of distributions	42,626	438,658	92,192	938,680
Shares redeemed	(461,377)	(4,747,839)	(1,009,779)	(10,285,577)

Net increase	9,008	$104,726	70,384	$686,363

Class K
Shares sold	524,187	$5,351,857	98	$1,000
Shares issued in reinvestment of distributions	685	6,973	3	25
Shares redeemed	(24,531)	(252,592)	—	—

Net increase	500,341	$5,106,238	101	$1,025

Total Net Increase	3,098,637	$31,826,899	9,989,457	$102,242,781

	Six Months Ended 03/31/18		Year Ended 09/30/17
GNMA	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,882,956	$46,115,345	15,386,626	$148,489,520
Shares issued in reinvestment of distributions	462,605	4,348,299	966,803	9,326,686
Shares redeemed	(7,983,221)	(75,072,633)	(29,595,813)	(285,438,683)

Net decrease	(2,637,660)	$(24,608,989)	(13,242,384)	$(127,622,477)

Service
Shares sold	201,453	$1,882,400	191,655	$1,850,251
Shares issued in reinvestment of distributions	14,671	137,680	31,981	307,935
Shares redeemed	(267,471)	(2,518,430)	(475,834)	(4,578,818)

Net decrease	(51,347)	$(498,350)	(252,198)	$(2,420,632)

Investor A
Shares sold	1,371,404	$13,070,141	4,415,853	$42,849,216
Shares issued in reinvestment of distributions	247,787	2,340,194	568,867	5,511,208
Shares redeemed	(4,815,036)	(45,673,653)	(12,890,505)	(124,841,141)

Net decrease	(3,195,845)	$(30,263,318)	(7,905,785)	$(76,480,717)

Investor C
Shares sold	284,540	$2,692,228	483,913	$4,682,301
Shares issued in reinvestment of distributions	67,272	632,163	149,760	1,443,860
Shares redeemed	(1,248,509)	(11,759,304)	(3,688,709)	(35,555,347)

Net decrease	(896,697)	$(8,434,913)	(3,055,036)	$(29,429,186)

Class K
Shares sold	342,463	$3,202,117	493,480	$4,733,621
Shares issued in reinvestment of distributions	39,318	368,094	64,079	615,623
Shares redeemed	(216,864)	(2,030,162)	(306,332)	(2,951,368)

Net increase	164,917	$1,540,049	251,227	$2,397,876

Total Net Decrease	(6,616,632)	$(62,265,521)	(24,204,176)	$(233,555,136)

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18 (b)		Year Ended 09/30/17
U.S. Government Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,824,715	$29,061,841	5,121,820	$53,644,238
Shares issued in reinvestment of distributions	133,723	1,376,143	252,759	2,640,534
Shares redeemed	(2,917,856)	(30,015,400)	(4,094,207)	(42,795,079)

Net increase	40,582	$422,584	1,280,372	$13,489,693

Service
Shares sold	16,321	$168,825	176,417	$1,843,442
Shares issued in reinvestment of distributions	2,034	20,920	8,905	92,974
Shares redeemed	(20,833)	(214,506)	(404,123)	(4,235,359)

Net decrease	(2,478)	$(24,761)	(218,801)	$(2,298,943)

Investor A
Shares sold	2,609,229	$26,844,509	6,757,089	$70,918,794
Shares issued in reinvestment of distributions	337,596	3,482,419	727,988	7,622,669
Shares converted(a)	6,251	64,884	__	__
Shares redeemed	(4,936,392)	(50,927,016)	(10,096,268)	(105,848,281)

Net decrease	(1,983,316)	$(20,535,204)	(2,611,191)	$(27,306,818)

Investor B1
Shares sold	—	$2	—	$4
Shares issued in reinvestment of distributions	21	217	126	1,310
Shares converted(a)	(6,275)	(64,884)	__	__
Shares redeemed	(1,114)	(11,585)	(5,874)	(62,365)

Net decrease	(7,368)	$(76,250)	(5,748)	$(61,051)

Investor C
Shares sold	655,576	$6,820,380	830,166	$8,715,042
Shares issued in reinvestment of distributions	22,872	235,771	49,996	522,139
Shares redeemed	(701,907)	(7,228,594)	(1,977,472)	(20,698,768)

Net decrease	(23,459)	$(172,443)	(1,097,310)	$(11,461,587)

Investor C1
Shares sold	155,732	$1,602,890	348,148	$3,636,894
Shares issued in reinvestment of distributions	15,399	158,688	54,776	571,997
Shares redeemed	(592,121)	(6,103,088)	(3,179,819)	(33,295,894)

Net decrease	(420,990)	$(4,341,510)	(2,776,895)	$(29,087,003)

Class K
Shares sold	120,210	$1,220,450	—	$—
Shares issued in reinvestment of distributions	136	1,392	—	—
Shares redeemed	(32)	(323)	—	—

Net increase	120,314	$1,221,519	—	$—

Class R
Shares sold	293,357	$3,031,880	703,392	$7,374,165
Shares issued in reinvestment of distributions	18,909	195,092	43,067	450,658
Shares redeemed	(466,528)	(4,807,183)	(1,058,919)	(11,083,951)

Net decrease	(154,262)	$(1,580,211)	(312,460)	$(3,259,128)

Total Net Decrease	(2,430,977)	$(25,086,276)	(5,742,033)	$(59,984,837)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.
(b)	Period January 25, 2018 (commencement of operations) to March 31, 2018 for Class K Shares.

As of March 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 19,841 Class K Shares of Credit Strategies Income and BlackRock Financial Management, Inc., an affiliate of the Funds, owned 19,550 Class K Shares of U.S. Government Bond.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 19, 2018, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	103

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Independent Registered Public Accounting Firm

Deloitte & Touche LLP Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Trust

100 Bellevue Parkway Wilmington, DE 19809

(a)	For Credit Strategies Income.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and taxexempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	105

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
OTC	Over-the-Counter
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SCA	Svenska Celluosa Aktiebolaget
SPDR	Standard & Poor’s Depositary Receipts
TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	107

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-3/18-SAR

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Core Bond Portfolio
➢	BlackRock High Yield Bond Portfolio
➢	BlackRock Low Duration Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2018	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

During the period, the Fund’s stance with respect to duration (sensitivity to interest rate changes), security selection within agency mortgage-backed securities (“MBS”) and investment grade credit, and its macro overlay strategies were the largest detractors from performance.

The Fund’s overweight position to commercial MBS and allocation to collateralized loan obligations were the principal contributors to performance.

During the period, the Fund’s average cash balance exceeded 5%. The Fund held a very small portion in physical cash at period end, with the remainder consisting of cash equivalents used in various fashions. These purposes included, but were not limited to, borrowed bonds for short positions, reverse repurchase agreements for leverage, and commercial paper for additional short-dated return. These positions did not have a material impact on Fund performance.

Describe recent portfolio activity.

At the start of the six-month period, the Fund’s underweight to duration was maintained as accelerating global growth and strengthening inflation, the anticipation and eventual passage of federal tax reform and low market volatility drove risk assets and rates higher into year end. The Fund was positioned with a focus on generating income through allocations to securitized assets, emerging market bonds and select investment grade and high yield corporate bonds with a preference for idiosyncratic stories given overall high valuations. The Fund also held an overweight in emerging markets on the view that synchronized developed market growth bodes well for the sector.

After increasing its underweight to duration to start 2018, the Fund’s duration underweight was tactically narrowed, with a preference for the front end of the yield curve. A spike in market volatility during the first quarter of 2018 caused the investment adviser to be more cautious regarding corporate credit while seeking to identify carry-oriented opportunities in higher quality assets within front-end Treasuries and securitized assets.

Describe portfolio positioning at period end.

Toward the end of the period, elevated volatility in risk assets alongside upside pressure on rates from firmer inflation and increased Treasury issuance created a challenging investment environment. The Fund’s duration underweight was tactically narrowed to further position the portfolio against an equity downturn, with a preference for the front end of the yield curve given the attractive risk/reward profile relative to longer-dated Treasuries. The Fund’s stance regarding corporate credit remained cautious, and instead favored carry-oriented opportunities within high quality assets with less interest rate risk. The Fund also held overweight positions in front-end Treasuries, securitized assets and select areas of emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Core Bond Portfolio

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.83%	2.75%	(1.38)%	0.89%	N/A	1.93%	N/A	3.60%	N/A
Service	2.58	2.39	(1.50)	0.53	N/A	1.64	N/A	3.30	N/A
Investor A	2.47	2.31	(1.50)	0.54	(3.48)%	1.61	0.79%	3.28	2.86%
Investor C	1.85	1.71	(1.87)	(0.22)	(1.20)	0.86	0.86	2.52	2.52
Class K	2.87	2.81	(1.34)	0.95	N/A	2.02	N/A	3.70	N/A
Class R	2.32	2.13	(1.62)	0.39	N/A	1.37	N/A	3.01	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	(1.08)	1.20	N/A	1.82	N/A	3.63	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark).
(c)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Ending Account Value (03/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$986.20	$2.77	$2.13	$1,000.00	$1,022.14	$2.82	$1,022.79	$2.17
Service	1,000.00	985.00	4.01	3.37	1,000.00	1,020.89	4.08	1,021.54	3.43
Investor A	1,000.00	985.00	4.01	3.37	1,000.00	1,020.89	4.08	1,021.54	3.43
Investor C	1,000.00	981.30	7.71	7.06	1,000.00	1,017.15	7.85	1,017.80	7.19
Class K	1,000.00	986.60	2.53	1.88	1,000.00	1,022.39	2.57	1,023.04	1.92
Class R	1,000.00	983.80	5.24	4.60	1,000.00	1,019.65	5.34	1,020.29	4.68

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional, 0.81% for Service, 0.81% for Investor A , 1.56% for Investor C , 0.51% for Class K and 1.06% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.68% for Service, 0.68% for Investor A , 1.43% for Investor C , 0.38% for Class K and 0.93% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

FUND SUMMARIES	5

Fund Summary as of March 31, 2018 (continued)	BlackRock Core Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	40%
Corporate Bonds	32
U.S. Treasury Obligations	17
Money Market Funds	8
Asset-Backed Securities	7
Foreign Government Obligations	5
Non-Agency Mortgage-Backed Securities	5
Municipal Bonds	1
Preferred Securities	—	(a)
Foreign Agency Obligations	—	(a)
Interest Rate Caps	—	(a)
Other Interests	—	(a)
Options Purchased	—	(a)
TBA Sale Commitments	(11)
Liabilities in Excess of Other Assets	(4)

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATIONS (a)

	Percent of Total Investments (b)
AAA/Aaa(c)	59%
AA/Aa	6
A	14
BBB/Baa	19
BB/Ba	—	(d)
B	—	(d)
CCC/Caa	—	(d)
NR	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities, options purchased, TBA sale commitments and options written.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Represents less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

During the period, the largest contributors to performance included positions in the gaming, integrated energy and technology sectors. Other contributors included positions in the government-related, retailer and media & entertainment sectors. In terms of credit rating, the Fund’s underweight to BB-rated credits made the largest contribution to performance, followed by positions in unrated (predominately preferred equity) and CCC-rated securities. Out-of-benchmark exposures to preferred equity, common equity and bank loans were positive contributors during the period as well.

From a sector perspective, positioning within wireless, wirelines and electric detracted over the period. The Fund’s positioning in CC-rated bonds represented the only credit rating detractor for the six-month period. By asset allocation, the Fund’s holdings in liquid high yield instruments (total returns swaps, index credit default swaps and exchange-traded funds (“ETFs”)) detracted slightly, as did portfolio strategies to manage risk.

The Fund employed the use of derivatives through credit default swaps, futures contracts and options for investment or risk mitigation purposes. In particular, the Fund occasionally utilizes S&P 500®/Russell 2000® equity index futures or options as an efficient means of reducing equity beta (market sensitivity) or broad portfolio risk, since high yield and lower-rated high yield issues in particular have a high correlation to equity. For liquidity purposes, the Fund will utilize total return swaps to gain exposure to indexed high yield positions including high yield ETF. Over the period, the use of high yield liquid products slightly detracted from Fund performance, while the Fund’s net equity positioning was a positive contributor.

Describe recent portfolio activity.

The Fund remains focused on quality and consistent cash flow stories where balance sheets and asset coverage are strong. While lower quality and stressed/distressed portions of the high yield market outperformed over the period, the portfolio remains underweight to the riskier, higher yielding portion of the market in order to manage risk. The Fund increased its bank loan positioning over the period, as these senior secured assets offer attractive risk-adjusted income with almost no duration (and corresponding sensitivity to interest rates). The investment adviser preferred the new-issue market to secondary purchases, as prices remain elevated. By sector, the Fund added to the chemicals and pharmaceuticals sectors, while reducing risk across metals & mining and media & entertainment. The Fund tactically managed energy exposure during the period, broadly adding to risk across the space. At period end, the portfolio remained overweight in independent energy, while underweight in oil field services and midstream.

Describe portfolio positioning at period end.

The Fund maintained a beta and corresponding market sensitivity slightly above 1.0. (Beta is a measure of a stock’s volatility in relation to the market.) The Fund’s core issuer/credit biases remained centered on cash flow views, determination of a specific catalyst and/or idiosyncratic characteristics. Overall, the Fund remained underweight in BB-rated credits. The portfolio was overweight in single-B issuers and select CCC-rated issues with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to the market’s tails — both the higher-yielding 8% plus segment of the market that contains a larger concentration of stressed assets, as well as the lower yielding portion where spreads do not provide attractive income. From a sector standpoint, chemicals, banking and technology were the largest overweights, while retailers, home construction and media & entertainment were the most significant underweights.

From an asset allocation perspective, the Fund ended the period with a 10% allocation to bank loans. The portfolio’s equity position was roughly 4% at period end, with several high conviction positions in both common and preferred stock. The Fund also maintained positions in high yield liquid products including high yield ETFs, index credit default swaps and total return swaps.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARIES	7

Fund Summary as of March 31, 2018 (continued)	BlackRock High Yield Bond Portfolio

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.06%	5.06%	0.32%	4.64%	N/A	5.18%	N/A	8.17%	N/A
Service	4.76	4.75	0.18	4.34	N/A	4.86	N/A	7.82	N/A
Investor A	4.54	4.51	0.03	4.17	0.01%	4.82	3.97%	7.81	7.37%
Investor C	4.01	4.01	(0.19)	3.57	2.58	4.06	4.06	7.03	7.03
Investor C1	4.20	4.20	(0.10)	3.75	N/A	4.25	N/A	7.21	N/A
Class K	5.16	5.16	0.37	4.75	N/A	5.26	N/A	8.25	N/A
Class R	4.42	4.42	0.01	4.00	N/A	4.51	N/A	7.50	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(C)	—	—	(0.39)	3.78	N/A	5.00	N/A	8.32	N/A

a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.
b)	The Fund invests primarily in non-investment grade bond maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds.
c)	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2% of the index.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Ending Account Value (03/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,003.20	$3.05	$3.05	$1,000.00	$1,021.89	$3.07	$1,021.89	$3.07
Service	1,000.00	1,001.80	4.44	4.44	1,000.00	1,020.49	4.48	1,020.49	4.48
Investor A	1,000.00	1,000.30	4.59	4.59	1,000.00	1,020.34	4.63	1,020.34	4.63
Investor C	1,000.00	998.10	8.12	8.12	1,000.00	1,016.80	8.20	1,016.80	8.20
Investor C1	1,000.00	999.00	7.23	7.23	1,000.00	1,017.70	7.29	1,017.70	7.29
Class K	1,000.00	1,003.70	2.45	2.45	1,000.00	1,022.49	2.47	1,022.49	2.47
Class R	1,000.00	1000.10	6.03	6.03	1,000.00	1,018.90	6.09	1,018.90	6.09

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.63% for Investor C, 1.45% for Investor C1, 0.49% for Class K and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.63% for Investor C, 1.45% for Investor C1, 0.49% for Class K and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock High Yield Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	81%
Floating Rate Loan Interests	10
Preferred Securities	4
Asset-Backed Securities	3
Money Market Funds	3
Common Stocks	2
Investment Companies	—	(a)
Non-Agency Mortgage-Backed Securities	—	(a)
Other Interests	—	(a)
Foreign Agency Obligations	—	(a)
Warrants	—	(a)
Options Purchased	—	(a)
Liabilities in Excess of Other Assets	(3)

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATIONS (a)

	Percent of Total Investments (b)
AAA/Aaa	—	%(c)
AA/Aa	—	(c)
A	1
BBB/Baa	7
BB/Ba	33
B	42
CCC/Caa	10
N/R	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities, options purchased and Written.
(c)	Represents less than 0.5% of the Fund’s total investments.

FUND SUMMARIES	9

Fund Summary as of March 31, 2018	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund’s Institutional, Service, Investor A, Investor A1 and Class K Shares outperformed the benchmark, the ICE BofAML 1-3 Year U.S. Corporate & Government Index, while the Fund’s Investor C2 Shares and Class R Shares performed in line with and Investor C3 and Investor C Shares underperformed the benchmark.

What factors influenced performance?

During the period, the Fund’s below-benchmark duration (and corresponding sensitivity to interest rates) proved beneficial. Rates rose during the first quarter of 2018, as the market began to price in three and potentially four Fed rate hikes for 2018 based on increased inflation expectations in the wake of strong January employment data and somewhat hawkish statements by the Fed. Allocations to asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and high yield corporate bonds also contributed to performance.

The principal detractors for the reporting period were the Fund’s exposures to agency mortgage-backed securities (“MBS”) and investment grade corporate securities.

The Fund held derivatives during the reporting period, driven mainly by managing duration through Treasury futures. The Fund also invested in foreign exchange strategies to manage non-U.S. dollar exposure, Eurodollar futures and swaps. In general, these exposures contributed to Fund performance, particularly in the case of duration strategies.

Describe recent portfolio activity.

During the first half of the reporting period, the Fund moved to a short duration position in response to synchronized global growth and the potential for tax reform, which proved beneficial when rates rose in December and risk assets performed well going into the end of 2017. The Fund began the period with a higher spread duration (price sensitivity to changes in credit spreads) driven by an overweight position in agency MBS. However, the Fund took profits as the sector rallied. The Fund’s allocation to ABS also was increased, specifically in private student loans, as these loans appeared attractively valued relative to other ABS sub-sectors. The Fund also remained constructive regarding corporate issues based on an upswing in market sentiment driven by expectations of the implementation of broad tax reform by year-end 2017.

At the start of 2018, credit securities began to appear expensive due to continued spread tightening, and exposure to corporate issues was decreased slightly as the Fund took profits. As volatility increased and credit spreads widened in February, the Fund tactically added back corporate exposure on the view that fundamentals for the space remained sound in light of federal tax reform and solid corporate earnings reports.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund was positioned with a short duration bias, given the strength of recent economic data and relatively hawkish communications from the Fed following its most recent Federal Open Market Committee meeting. From a sector allocation perspective, the Fund remained structurally underweight in U.S. Treasuries versus the benchmark. Additionally, the Fund continued to be positioned constructively regarding corporate and structured credit, with large non-benchmark allocations in ABS, CMBS and MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Low Duration Bond Portfolio

Performance Summary for the Period Ended March 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.40%	2.39%	(0.04)%	1.16%	N/A	1.37%	N/A	2.36%	N/A
Service	2.16	2.06	(0.27)	0.91	N/A	1.03	N/A	2.02	N/A
Investor A	2.11	2.01	(0.27)	0.91	(1.36)%	1.03	0.57%	2.01	1.78%
Investor A1	2.31	2.23	(0.20)	1.06	N/A	1.20	N/A	2.19	N/A
Investor C	1.42	1.32	(0.64)	0.16	(0.83)	0.28	0.28	1.27	1.27
Investor C2	2.01	1.85	(0.35)	0.76	N/A	0.88	N/A	1.88	N/A
Investor C3	1.51	1.17	(0.59)	0.25	N/A	0.33	N/A	1.26	N/A
Class K	2.46	2.45	(0.02)	1.21	N/A	1.39	N/A	2.41	N/A
Class R	1.91	1.69	(0.40)	0.65	N/A	0.74	N/A	1.61	N/A
ICE BofAML 1-3 Year U.S. Corporate & Government Index(c)	—	—	(0.37)	0.28	N/A	0.78	N/A	1.57	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.
(c)	An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Ending Account Value (03/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$999.60	$2.09	$2.04	$1,000.00	$1,022.84	$2.12	$1,022.89	$2.07
Service	1,000.00	997.30	3.34	3.29	1,000.00	1,021.59	3.38	1,021.64	3.33
Investor A	1,000.00	997.30	3.34	3.29	1,000.00	1,021.59	3.38	1,021.64	3.33
Investor A1	1,000.00	998.00	2.59	2.54	1,000.00	1,022.34	2.62	1,022.39	2.57
Investor C	1,000.00	993.60	7.06	7.01	1,000.00	1,017.85	7.14	1,017.90	7.09
Investor C2	1,000.00	996.50	4.08	4.03	1,000.00	1,020.84	4.13	1,020.89	4.08
Investor C3	1,000.00	994.10	6.56	6.51	1,000.00	1,018.35	6.64	1,018.40	6.59
Class K	1,000.00	999.80	1.84	1.79	1,000.00	1,023.09	1.87	1,023.14	1.82
Class R	1,000.00	996.00	4.58	4.53	1,000.00	1,020.34	4.63	1,020.39	4.58

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.67% for Service, 0.67% for Investor A, 0.52% for Investor A1, 1.42% for Investor C , 0.82% for Investor C2, 1.32% for Investor C3, 0.37% for Class K and 0.92% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for Institutional, 0.66% for Service, 0.66% for Investor A, 0.51% for Investor A1, 1.41% for Investor C , 0.81% for Investor C2, 1.31% for Investor C3, 0.36% for Class K and 0.91% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARIES	11

Fund Summary as of March 31, 2018 (continued)	BlackRock Low Duration Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	34%
Asset-Backed Securities	24
U.S. Treasury Obligations	17
Non-Agency Mortgage-Backed Securities	13
U.S. Government Sponsored Agency Obligations	12
Foreign Government Obligations	2
Commercial Paper	2
Certificates of Deposit	2
Repurchase Agreements	1
Investment Companies	1
Foreign Agency Obligations	—	(a)
Money Market Funds	—	(a)
Options Purchased	—	(a)
Liabilities in Excess of Other Assets	(8)

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATIONS (a)

	Percent of Total Investments (b)
AAA/Aaa(c)	63%
AA/Aa	2
A	12
BBB/Baa	18
BB/Ba	1
B	1
CCC/Caa	—	(d)
D	—	(d)
N/R	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (frontend load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”). On December 27, 2017, all issued and outstanding Investor B Shares and Investor B1 Shares of BlackRock High Yield Bond Portfolio (“High Yield Bond”) were converted into Investor A Shares with the same relative aggregate NAV.

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor A1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	13

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 7.2%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 2.82%, 07/15/26(a)(b)	USD	1,320	$1,323,469
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 3.05%, 01/21/27(a)(b)		770	771,405
ALM V Ltd.(a)(b):
Series 2012-5A, Class A2R3, 2.98%, 10/18/27		1,000	1,000,524
Series 2012-5A, Class BR3, 3.38%, 10/18/27		610	610,382
ALM XI Ltd., Series 2014-11A, Class A1R, 2.87%, 10/17/26(a)(b)		4,114	4,116,005
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R, 2.77%, 04/16/27		2,210	2,211,663
Series 2015-12A, Class BR, 3.77%, 04/16/27		1,110	1,110,753
ALM XVI Ltd., Series 2015-16A, Class BR, 3.77%, 07/15/27(a)(b)		560	560,308
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 3.51%, 05/26/28(a)(b)		1,770	1,772,123
AMMC CLO XII Ltd., Series 2013-12A, Class AR, 3.01%, 11/10/30(a)(b)		500	502,140
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, 3.00%, 07/24/29(a)(b)		790	794,269
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, 3.00%, 07/25/29(a)(b)		1,530	1,538,094
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, 3.33%, 04/13/31(a)(b)		2,240	2,237,711
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, 3.26%, 01/28/31(a)(b)		580	580,112
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 2.81%, 01/28/31(a)(b)		920	921,730
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class B, 3.17%, 01/15/30(a)(b)		420	420,525
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, 2.99%, 07/15/30(a)(b)		580	583,104
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, 2.68%, 10/15/27		5,890	5,892,483
Series 2015-7A, Class CR, 3.42%, 10/15/27		620	620,213
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, 2.97%, 10/13/30(a)(b)		670	673,265
Apidos CLO XII, Series 2013-12A, Class AR, 3.12%, 04/15/31(a)(b)		7,024	7,045,451
Apidos CLO XV(a)(b):
Series 2013-15A, Class A1R, 2.84%, 10/20/25		402	402,232
Series 2013-15A, Class A1RR, 0.00%, 04/20/31		500	499,720
Apidos CLO XVI, Series 2013-16A, Class A1R, 2.72%, 01/19/25(a)(b)		950	951,121
Apidos CLO XVIII, Series 2014-18A, Class A1R, 2.86%, 07/22/26(a)(b)		370	370,194
Apidos CLO XX, Series 2015-20A, Class A1R, 3.05%, 01/16/27(a)(b)		250	249,947
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 3.53%, 09/15/25(a)(b)		780	788,733
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, 3.48%, 09/15/26		1,300	1,321,661
Series 2017-FL2, Class A, 2.77%, 08/15/27		450	449,829
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, 2.89%, 10/15/30(a)(b)		310	311,558
Atlas Senior Loan Fund IV Ltd.(a)(b):
Series 2013-2A, Class A1LR, 2.82%, 02/17/26		2,330	2,330,942
Series 2013-2A, Class A2LR, 3.29%, 02/17/26		830	831,414
Atrium IX, Series 9A, Class AR, 3.22%, 05/28/30(a)(b)		990	994,767
Atrium X(a)(b):
Series 10A, Class B1R, 3.17%, 07/16/25		1,250	1,250,248
Series 10A, Class CR, 3.67%, 07/16/25		450	450,428

Security		Par (000)	Value
Asset-Backed Securities (continued)
Atrium XI, Series 11A, Class A1R, 2.88%, 10/23/25(a)(b)	USD	310	$310,407
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, 2.71%, 07/17/26		970	969,986
Series 2014-5A, Class BR, 3.23%, 07/17/26		650	650,461
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, 3.22%, 01/15/28(a)(b)		630	633,006
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		320	315,701
Series 2015-2, Class A, 3.34%, 11/15/48		445	445,944
Babson CLO Ltd.(a)(b):
Series 2014-3A, Class AR, 3.04%, 01/15/26		270	270,100
Series 2015-IA, Class AR, 2.72%, 01/20/31(c)		550	549,945
Series 2015-IA, Class BR, 3.13%, 01/20/31		250	250,098
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 2.88%, 10/22/25(a)(b)		3,084	3,084,938
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, 2.92%, 10/22/30		1,770	1,779,300
Series 2013-3A, Class B1R, 3.16%, 10/29/25		250	250,347
Series 2013-3A, Class CR, 3.66%, 10/29/25		850	851,523
Series 2013-4A, Class AR, 2.73%, 04/15/25		2,510	2,511,642
Series 2014-2A, Class AR, 2.67%, 07/20/26		280	280,048
Series 2015-3A, Class A1R, 3.34%, 04/20/31		250	250,000
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, 3.13%, 06/15/27		1,410	1,416,115
Series 2018-FL3, Class A, 2.95%, 03/15/28		1,120	1,120,000
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 2.37%, 12/15/20(a)(b)		129	128,704
Carlyle Global Market Strategies CLO Ltd.(a):
Series 2012-4A, Class AR, 3.19%, 01/20/29(b)		5,830	5,859,947
Series 2014-1, 3.31%, 04/17/31		800	800,000
Series 2015-1A, Class CR, 3.74%, 04/20/27(b)		340	340,300
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, 2.99%, 07/20/30		1,600	1,617,112
Series 2017-2A, Class B1, 3.14%, 10/17/29		810	812,927
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 0.00%, 04/20/31(a)(b)		1,200	1,200,000
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, 2.98%, 10/17/30		4,530	4,563,684
Series 2017-8A, Class B, 3.43%, 10/17/30		750	755,112
Series 2017-8A, Class C, 3.98%, 10/17/30		250	250,989
CIFC Funding Ltd.(a):
Series 2013-4A, Class B1R, 3.46%, 11/27/24(b)		1,800	1,801,431
Series 2014-1A, Class A1R2, 2.89%, 01/18/31(b)		560	562,119
Series 2014-2A, Class A1LR, 3.14%, 05/24/26(b)		2,909	2,911,696
Series 2014-4A, Class A1R, 3.11%, 10/17/26(b)		2,060	2,060,673
Series 2014-V, 3.13%, 01/17/27		8,910	8,913,231
Series 2015-2A, Class AR, 2.50%, 04/15/27(b)		360	359,900
Series 2018-1A, Class A, 3.16%, 04/18/31(b)		1,900	1,899,193
Colony American Homes, Series 2015-1A, Class A, 2.92%, 07/17/32(a)(b)		1,114	1,117,770
Deer Creek CLO Ltd., Series 2017-1A, Class A, 3.18%, 10/20/30(a)(b)		500	502,688
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 2.82%, 01/15/31(a)(b)		4,900	4,921,920
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 2.62%, 10/15/27(a)(b)		3,030	3,031,664
Flatiron CLO Ltd., Series 2015-1A, Class AR, 2.61%, 04/15/27(a)(b)		780	781,008
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 3.33%, 03/15/27(a)(b)(c)		320	319,968

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, 4.08%, 01/17/27(a)(b)	USD	250	$250,249
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 1.94%, 03/25/36(a)		708	402,871
GT Loan Financing I Ltd., Series 2013-1A, Class A, 3.03%, 10/28/24(a)(b)		2,143	2,143,554
Highbridge Loan Management Ltd.(a)(b):
Series 5A-2015, Class C1R, 3.86%, 01/29/26		530	530,836
Series 6A-2015, Class A1R, 2.84%, 02/05/31		2,100	2,104,982
Invitation Homes Trust, Series 2015-SFR3, Class A, 3.05%, 08/17/32(a)(b)		1,414	1,414,838
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, 2.86%, 07/20/26(a)(b)		1,505	1,506,357
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, 2.96%, 07/29/30(a)(b)		1,990	2,001,371
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 2.79%, 12/18/30(a)(b)		680	683,321
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,821	1,926,102
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.92%, 01/20/24(a)(b)		990	991,435
MP CLO III Ltd., Series 2013-1A, Class AR, 2.99%, 10/20/30(a)(b)		830	833,978
MP CLO VIII Ltd., Series 2015-2A, Class B, 4.01%, 10/28/27(a)(b)		1,500	1,502,533
Navient Private Education Loan Trust(a)(b):
Series 2014-CTA, Class B, 3.53%, 10/17/44		895	908,894
Series 2016-AA, Class B, 3.50%, 12/16/58		800	786,281
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, 2.56%, 10/18/30(a)(b)		890	893,345
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, 3.31%, 04/22/31(a)(b)(c)		2,730	2,730,000
Oaktree CLO Ltd., Series 2015-1A, Class A1R, 2.61%, 10/20/27(a)(b)		500	499,396
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, 2.83%, 04/26/31		310	311,127
Series 2015-10A, Class BR, 3.60%, 10/26/27		380	380,400
Series 2017-13A, Class A1A, 2.98%, 07/15/30		2,610	2,638,368
Series 2017-14A, Class B, 3.49%, 11/20/30		250	249,892
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, 0.00%, 04/16/31(a)(b)		1,780	1,780,000
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, 2.79%, 05/21/27(a)(b)		3,740	3,741,717
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.85%, 07/17/25(a)(b)		3,119	3,120,298
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, 2.98%, 01/25/31(a)(b)		2,390	2,392,133
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, 2.86%, 03/20/25(a)(b)		2,460	2,455,999
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, 2.75%, 10/20/25(a)(b)		238	238,257
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.86%, 04/20/25(a)(b)		930	931,058
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.73%, 08/23/24(a)(b)		3,698	3,700,187
OneMain Financial Issuance Trust(b):
Series 2014-2A, Class B, 3.02%, 09/18/24		319	319,199
Series 2015-1A, Class A, 3.19%, 03/18/26		800	801,885
Series 2015-1A, Class B, 3.85%, 03/18/26		997	999,316
Series 2015-2A, Class B, 3.10%, 07/18/25		2,566	2,566,347
Series 2016-2A, Class A, 4.10%, 03/20/28		1,436	1,445,809
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 3.21%, 10/30/27(a)(b)		3,000	3,000,488

Security		Par (000)	Value
Asset-Backed Securities (continued)
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, 2.99%, 10/22/30(a)(b)	USD	9,195	$9,242,325
OZLM IX Ltd., Series 2014-9A, Class CR, 5.29%, 01/20/27(a)(b)		1,390	1,392,869
OZLM VI Ltd., Series 2014-6A, Class BR, 4.43%, 04/17/26(a)(b)		380	379,995
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class A1AR, 2.86%, 10/17/26		950	951,674
Series 2014-8A, Class BR, 3.98%, 10/17/26		340	340,279
OZLM XIV Ltd., Series 2015-14A, Class B1, 4.87%, 01/15/29(a)(b)		460	460,384
Palmer Square CLO Ltd., Series 2018-1A, Class A1, 3.21%, 04/18/31(a)(b)(c)		850	850,425
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A1, 2.46%, 10/15/25		2,977	2,976,882
Series 2017-1A, Class A2, 3.02%, 10/15/25		1,760	1,762,911
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, 2.63%, 11/14/29		1,870	1,876,789
Series 2017-1A, Class A2, 3.11%, 11/14/29		780	782,984
Progress Residential Trust(b):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		777	770,122
Series 2016-SFR1, Class A, 3.31%, 09/17/33(a)		1,415	1,424,853
Series 2017-SFR1, Class A, 2.77%, 08/17/34		738	728,079
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 2.93%, 10/15/30(a)(b)		720	724,065
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class B, 3.47%, 10/15/29		860	866,102
Series 2017-3A, Class A, 2.86%, 10/20/30		2,090	2,092,729
Romark WM-R Ltd., Series 2018-1A, Class A1, 1.36%, 04/20/31(a)(b)		720	720,000
RR 3 Ltd., Series 2018-3A, Class A1R2, 2.80%, 01/15/30(a)(b)		4,240	4,255,992
Shackleton CLO Ltd., Series 2014-5A, Class AR, 2.93%, 05/07/26(a)(b)		4,250	4,255,782
Silver Creek CLO Ltd., Series 2014-1A, Class CR, 4.04%, 07/20/30(a)(b)		500	503,658
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 2.45%, 03/15/24(a)		1,708	1,702,036
SLM Private Education Loan Trust(b):
Series 2011-C, Class A2A, 5.03%, 10/17/44(a)		972	1,001,712
Series 2012-E, Class A2B, 3.53%, 06/15/45(a)		440	432,423
Series 2013-A, Class B, 2.50%, 03/15/47		435	430,785
Series 2013-B, Class B, 3.00%, 05/16/44		585	581,167
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		990	986,639
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 3.39%, 07/20/28(a)(b)		2,000	2,008,294
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 3.40%, 10/20/28(a)(b)		1,010	1,015,169
Sound Point CLO XV Ltd., Series 2017-1A, Class A, 3.13%, 01/23/29(a)(b)		260	261,550
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(b)		1,445	1,442,707
Steele Creek CLO Ltd., Series 2017-1A, Class A, 2.88%, 01/15/30(a)(b)		1,070	1,068,468
TIAA CLO II Ltd., Series 2017-2A, Class A, 2.63%, 01/16/31(a)(b)		1,550	1,554,966
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.92%, 01/20/27(a)(b)		1,863	1,864,179
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3.11%, 04/20/27(a)(b)		300	300,124
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		1,543	1,514,844

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Venture XIX CLO Ltd.(a)(b):
Series 2014-18A, Class AR, 2.94%, 10/15/29	USD	3,230	$3,244,260
Series 2014-19A, Class AR, 3.09%, 01/15/27		620	619,679
Voya CLO Ltd.(a)(b):
Series 2013-3A, Class A1R, 2.78%, 01/18/26		2,175	2,178,748
Series 2013-3A, Class A2R, 3.23%, 01/18/26		620	619,929
Series 2014-4A, Class BR, 3.72%, 10/14/26		400	400,239
Series 2017-4A, Class A1, 2.51%, 10/15/30		1,680	1,689,667
York CLO-2 Ltd., Series 2015-1A, Class AR, 2.61%, 01/22/31(a)(b)		590	592,962
York CLO-3 Ltd., Series 2016-1A, Class BR, 3.49%, 10/20/29(a)(b)		680	683,467

Total Asset-Backed Securities — 7.2% (Cost: $224,437,662)			224,675,856

Corporate Bonds — 31.9%

Aerospace & Defense — 0.7%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		568	562,625
4.75%, 10/07/44		107	115,072
Harris Corp., 2.70%, 04/27/20		522	517,406
Lockheed Martin Corp.:
3.55%, 01/15/26		661	655,485
3.60%, 03/01/35		1,781	1,701,757
4.50%, 05/15/36		262	277,965
4.07%, 12/15/42		821	810,490
4.09%, 09/15/52		858	832,070
Northrop Grumman Corp.:
2.93%, 01/15/25		3,570	3,423,026
3.25%, 01/15/28		4,659	4,447,170
3.85%, 04/15/45		803	749,561
United Technologies Corp.:
1.78%, 05/04/18(d)		3,519	3,515,988
4.15%, 05/15/45		526	509,154
4.05%, 05/04/47		2,395	2,275,088

			20,392,857
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 01/15/34		1,446	1,560,216
3.90%, 02/01/35		1,562	1,510,340

			3,070,556
Airlines — 0.4%
American Airlines Pass-Through Trust, 3.38%, 05/01/27		3,158	3,082,887
Delta Air Lines, Inc., 2.88%, 03/13/20		8,026	7,973,702

			11,056,589
Auto Components — 0.2%
Aptiv plc:
4.25%, 01/15/26		1,628	1,662,547
4.40%, 10/01/46		1,066	1,028,306
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		2,686	2,719,575

			5,410,428
Automobiles — 0.2%
Hyundai Capital America, 2.55%, 04/03/20(b)		7,145	7,033,854

Banks — 7.9%
Bank of America Corp.:
2.25%, 04/21/20		3,209	3,162,301
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(e)		9,835	9,650,973
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(e)		17,705	17,313,424
3.30%, 01/11/23		2,966	2,957,331

Security		Par (000)	Value
Banks (continued)
3.88%, 08/01/25	USD	5,666	$5,709,164
3.50%, 04/19/26		3,660	3,596,016
3.25%, 10/21/27		1,690	1,592,854
4.18%, 11/25/27		4,660	4,619,666
Barclays plc, 4.95%, 01/10/47		1,867	1,914,887
BB&T Corp., 2.45%, 01/15/20		1,685	1,670,979
BNP Paribas SA(b):
2.95%, 05/23/22		4,990	4,891,105
3.80%, 01/10/24		856	853,912
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,378,925
Citigroup, Inc.:
2.50%, 07/29/19		5,149	5,128,064
2.90%, 12/08/21		5,950	5,859,353
3.50%, 05/15/23		1,779	1,757,727
3.88%, 03/26/25		1,890	1,870,276
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(e)		885	880,209
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(e)		4,805	4,684,496
4.13%, 07/25/28		6,209	6,135,932
Citizens Bank NA:
2.30%, 12/03/18		1,128	1,124,111
2.25%, 03/02/20		4,956	4,871,086
2.65%, 05/26/22		4,875	4,723,851
Credit Agricole SA, 3.25%, 10/04/24(b)		4,985	4,762,876
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		2,789	2,762,122
4.88%, 05/15/45		1,077	1,139,362
Fifth Third Bank, 2.25%, 06/14/21		2,535	2,462,961
HSBC Holdings plc:
2.65%, 01/05/22		9,668	9,400,076
(USD Swap Rate 5 Year + 3.75%), 6.00%(e)(f)		3,360	3,274,320
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(e)		1,384	1,383,059
Intesa Sanpaolo SpA(b):
3.13%, 07/14/22		4,775	4,614,750
5.02%, 06/26/24		4,815	4,749,266
JPMorgan Chase & Co.:
2.97%, 01/15/23		10,950	10,740,480
3.90%, 07/15/25		1,690	1,703,709
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(e)		1,910	1,898,537
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(e)		1,760	1,720,122
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(e)		6,430	6,247,686
Lloyds Banking Group plc, 3.75%, 01/11/27		1,942	1,878,550
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		4,176	4,120,910
3.46%, 03/02/23		8,400	8,384,351
Mizuho Financial Group, Inc., 2.95%, 02/28/22		12,239	12,031,854
Royal Bank of Scotland Group plc(e):
(LIBOR USD 3 Month + 1.47%), 3.31%, 05/15/23		4,630	4,670,465
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		4,395	4,318,796
Santander Holdings USA, Inc.:
3.70%, 03/28/22		1,155	1,157,436
3.40%, 01/18/23		3,895	3,804,655
Santander UK Group Holdings plc, 2.88%, 08/05/21		6,293	6,162,206
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		14,870	14,756,630
1.95%, 09/19/19		4,535	4,457,358
UBS Group Funding Switzerland AG(b):
4.13%, 09/24/25		1,062	1,067,897
4.25%, 03/23/28		4,839	4,871,098
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(b)(e)		4,951	5,021,898
US Bancorp:
2.95%, 07/15/22		2,700	2,661,643
3.15%, 04/27/27		1,460	1,403,613

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Wells Fargo & Co.:
2.60%, 07/22/20	USD	1,098	$1,087,518
2.55%, 12/07/20		1,391	1,367,074
2.10%, 07/26/21		1,280	1,236,115
2.63%, 07/22/22		7,020	6,790,404

			244,456,439
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		4,356	4,321,884
3.30%, 02/01/23		2,530	2,531,859
3.65%, 02/01/26		10,785	10,720,815
4.70%, 02/01/36		1,010	1,068,645
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 04/15/38		3,425	3,494,417

			22,137,620
Biotechnology — 1.0%
AbbVie, Inc.:
2.50%, 05/14/20		2,557	2,523,914
2.90%, 11/06/22		1,994	1,947,780
4.50%, 05/14/35		9,694	9,928,619
Amgen, Inc.:
2.13%, 05/01/20		1,820	1,788,180
4.40%, 05/01/45		2,252	2,248,820
Baxalta, Inc., 4.00%, 06/23/25		2,500	2,495,940
Gilead Sciences, Inc.:
2.35%, 02/01/20		436	432,393
2.50%, 09/01/23		1,217	1,173,008
4.60%, 09/01/35		446	477,705
4.00%, 09/01/36		4,590	4,570,418
4.50%, 02/01/45		946	980,773
4.15%, 03/01/47		1,320	1,292,515

			29,860,065
Building Products — 0.2%
CRH America Finance, Inc., 3.40%, 05/09/27(b)		1,870	1,791,349
Johnson Controls International plc, 5.13%, 09/14/45		1,660	1,862,176
LafargeHolcim Finance US LLC, 4.75%, 09/22/46(b)		2,064	2,047,532

			5,701,057
Capital Markets — 1.7%
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47(b)		2,370	2,242,486
Credit Suisse AG, 3.00%, 10/29/21		1,540	1,524,805
Credit Suisse Group AG, 4.28%, 01/09/28(b)		1,013	1,015,380
Goldman Sachs Group, Inc. (The):
2.63%, 01/31/19		4,578	4,575,605
2.00%, 04/25/19		813	806,427
2.60%, 04/23/20		2,065	2,045,802
2.75%, 09/15/20		1,050	1,039,314
2.63%, 04/25/21		1,757	1,720,843
2.35%, 11/15/21		5,186	5,000,527
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(e)		1,460	1,409,313
Moody’s Corp., 2.75%, 12/15/21		2,091	2,053,033
Morgan Stanley:
2.80%, 06/16/20		3,482	3,458,572
2.75%, 05/19/22		10,800	10,532,381
3.75%, 02/25/23		1,799	1,818,055
3.70%, 10/23/24		2,571	2,558,451
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(e)		6,050	5,851,925
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(e)		2,665	2,603,525

Security		Par (000)	Value
Capital Markets (continued)
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/32(e)	USD	1,705	$1,637,751
State Street Corp., 2.65%, 05/19/26		983	918,221

			52,812,416
Chemicals — 0.2%
Agrium, Inc., 4.13%, 03/15/35		828	807,659
Dow Chemical Co. (The):
4.38%, 11/15/42		491	488,813
4.63%, 10/01/44		733	753,267
Eastman Chemical Co., 4.80%, 09/01/42		901	950,572
EI du Pont de Nemours & Co., 2.20%, 05/01/20		925	912,214
Monsanto Co., 3.60%, 07/15/42		1,288	1,112,618
Sherwin-Williams Co. (The):
4.00%, 12/15/42		398	372,747
4.50%, 06/01/47		680	676,884

			6,074,774
Commercial Services & Supplies — 0.1%
Waste Management, Inc., 3.90%, 03/01/35		3,277	3,271,056

Communications Equipment — 0.0%
Juniper Networks, Inc., 3.30%, 06/15/20		1,064	1,064,473

Consumer Finance — 1.3%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		3,990	4,107,011
3.50%, 05/26/22		4,769	4,697,844
American Express Credit Corp.:
2.25%, 08/15/19		2,894	2,877,123
3.30%, 05/03/27		600	581,420
Discover Financial Services, 4.10%, 02/09/27		893	885,823
Ford Motor Credit Co. LLC:
3.22%, 01/09/22		6,600	6,488,765
4.25%, 09/20/22		1,752	1,779,174
General Motors Financial Co., Inc.:
3.10%, 01/15/19		651	651,701
3.70%, 11/24/20		1,784	1,800,165
3.20%, 07/06/21		6,899	6,839,288
3.15%, 06/30/22		3,760	3,680,526
4.00%, 01/15/25		2,580	2,543,561
Synchrony Financial:
2.60%, 01/15/19		1,381	1,377,925
2.70%, 02/03/20		742	734,152
4.50%, 07/23/25		1,599	1,599,120

			40,643,598
Containers & Packaging — 0.2%
International Paper Co.:
3.65%, 06/15/24		1,016	1,011,683
4.80%, 06/15/44		618	621,186
4.35%, 08/15/48		3,920	3,718,950

			5,351,819
Diversified Financial Services — 0.4%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		3,250	3,177,040
Nationwide Building Society, (USD Swap Rate 5 Year + 1.85%), 4.12%, 10/18/32(b)(e)		2,930	2,785,079
ORIX Corp., 2.90%, 07/18/22		1,555	1,520,547
Shell International Finance BV:
4.13%, 05/11/35		1,970	2,041,145
3.63%, 08/21/42		821	777,657
3.75%, 09/12/46		2,420	2,333,500
Woodside Finance Ltd., 3.65%, 03/05/25(b)		236	233,687

			12,868,655

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
4.25%, 03/01/27	USD	1,770	$1,789,262
3.90%, 08/14/27		2,400	2,416,523
5.25%, 03/01/37		1,589	1,680,963
5.15%, 02/14/50		6,890	6,960,080
Telefonica Emisiones SAU, 4.67%, 03/06/38		2,490	2,518,663
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.45%, 05/22/20(e)		22,427	22,523,100
4.13%, 03/16/27		3,260	3,302,100
4.50%, 08/10/33		2,820	2,854,749
4.40%, 11/01/34		600	592,561

			44,638,001
Electric Utilities — 1.8%
Baltimore Gas & Electric Co., 3.50%, 08/15/46		798	735,631
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		1,255	1,265,713
Duke Energy Corp.:
4.80%, 12/15/45		1,900	2,043,409
3.75%, 09/01/46		2,310	2,083,546
Emera US Finance LP:
2.15%, 06/15/19		1,705	1,684,442
2.70%, 06/15/21		2,554	2,495,973
Enel Finance International NV(b):
2.88%, 05/25/22		3,730	3,640,183
3.63%, 05/25/27		3,750	3,571,543
3.50%, 04/06/28		7,045	6,566,568
Entergy Corp., 2.95%, 09/01/26		2,020	1,880,384
Eversource Energy, 2.90%, 10/01/24		2,430	2,333,278
Exelon Corp.:
2.85%, 06/15/20		1,186	1,175,359
2.45%, 04/15/21		470	459,352
4.95%, 06/15/35		400	440,574
4.45%, 04/15/46		4,480	4,569,886
FirstEnergy Corp., 4.85%, 07/15/47		2,250	2,366,647
ITC Holdings Corp., 2.70%, 11/15/22(b)		1,345	1,305,074
Kansas City Power & Light Co., 4.20%, 03/15/48		2,115	2,177,950
MidAmerican Energy Co., 4.40%, 10/15/44		740	795,993
Northern States Power Co., 3.40%, 08/15/42		1,325	1,232,665
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		1,000	1,094,332
Pacific Gas & Electric Co.(b):
3.30%, 12/01/27		1,825	1,727,061
3.95%, 12/01/47		765	708,402
Southern Co. (The), 4.40%, 07/01/46		2,255	2,257,101
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		2,064	2,076,894
Virginia Electric & Power Co.:
3.15%, 01/15/26		310	299,694
3.50%, 03/15/27		2,683	2,649,666
4.45%, 02/15/44		794	840,831
4.20%, 05/15/45		1,409	1,439,814

			55,917,965
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		1,023	999,296

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 3.20%, 04/01/24		1,036	1,008,115
Tyco Electronics Group SA:
3.45%, 08/01/24		315	317,092
3.13%, 08/15/27		670	644,928

			1,970,135
Energy Equipment & Services — 0.3%
Halliburton Co., 3.80%, 11/15/25		7,650	7,684,614
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		2,393	2,387,070

			10,071,684

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
3.30%, 02/15/21	USD	1,090	$1,089,747
3.45%, 09/15/21		1,247	1,249,399
3.50%, 01/31/23		318	316,175
3.00%, 06/15/23		8,870	8,566,836
5.00%, 02/15/24		302	318,785
4.40%, 02/15/26		214	216,254
Boston Properties LP, 3.65%, 02/01/26		2,715	2,654,723
Crown Castle International Corp.:
3.40%, 02/15/21		572	574,168
2.25%, 09/01/21		2,097	2,021,232
3.20%, 09/01/24		4,245	4,070,074

			21,077,393
Food & Staples Retailing — 0.3%
CVS Health Corp.:
4.00%, 12/05/23		1,795	1,816,096
4.10%, 03/25/25		2,965	2,985,903
4.78%, 03/25/38		740	750,012
5.13%, 07/20/45		2,470	2,619,862
Kroger Co. (The), 2.65%, 10/15/26		2,450	2,212,205
Walgreens Boots Alliance, Inc., 4.65%, 06/01/46		92	89,287

			10,473,365
Food Products — 0.1%
Kraft Heinz Foods Co., 4.38%, 06/01/46		2,100	1,925,669
Tyson Foods, Inc., 3.95%, 08/15/24		1,500	1,509,273

			3,434,942
Gas Utilities — 0.0%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		991	1,038,275

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
2.80%, 09/15/20		1,249	1,242,810
3.88%, 09/15/25		400	404,044
3.75%, 11/30/26		10,000	9,946,472
Becton Dickinson and Co.:
2.13%, 06/06/19		5,305	5,244,937
2.68%, 12/15/19		1,757	1,746,845
2.89%, 06/06/22		3,780	3,667,585
4.69%, 12/15/44		279	280,853
Medtronic, Inc., 4.38%, 03/15/35		2,220	2,355,451
Stryker Corp., 4.63%, 03/15/46		863	921,602

			25,810,599
Health Care Providers & Services — 0.6%
Aetna, Inc.:
4.50%, 05/15/42		694	690,783
4.13%, 11/15/42		548	514,611
4.75%, 03/15/44		565	582,158
Anthem, Inc.:
2.30%, 07/15/18		5,608	5,603,179
4.10%, 03/01/28		3,455	3,452,497
Cigna Corp., 3.25%, 04/15/25		2,837	2,707,153
Kaiser Foundation Hospitals, 4.15%, 05/01/47		1,409	1,457,437
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,130	1,121,086
UnitedHealth Group, Inc.:
2.70%, 07/15/20		687	683,954
4.63%, 07/15/35		275	300,764
3.95%, 10/15/42		1,434	1,408,045
4.20%, 01/15/47		179	181,080

			18,702,747

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
4.70%, 12/09/35	USD	2,230	$2,382,164
4.88%, 12/09/45		415	451,579
4.45%, 03/01/47		960	989,483

			3,823,226
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		2,926	2,909,965
5.38%, 04/01/36		475	495,361

			3,405,326
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 03/11/44		2,507	2,467,913
Honeywell International, Inc., 3.81%, 11/21/47		575	566,522
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		247	259,042

			3,293,477
Insurance — 0.6%
Allstate Corp. (The), 4.20%, 12/15/46		1,307	1,316,553
American International Group, Inc., 3.88%, 01/15/35		869	810,488
Aon plc, 4.75%, 05/15/45		394	409,709
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26		284	283,902
4.35%, 01/30/47		159	163,297
MetLife, Inc., 4.60%, 05/13/46		1,350	1,412,008
Principal Financial Group, Inc., 4.30%, 11/15/46		2,300	2,281,774
Prudential Financial, Inc., 3.88%, 03/27/28		3,700	3,750,073
Travelers Cos., Inc. (The):
4.60%, 08/01/43		1,073	1,157,952
4.00%, 05/30/47		1,490	1,486,563
Willis North America, Inc., 3.60%, 05/15/24		5,492	5,402,412

			18,474,731
IT Services — 0.2%
DXC Technology Co., 2.88%, 03/27/20		1,131	1,124,700
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		116	117,457
4.50%, 08/15/46		421	419,460
Total System Services, Inc., 4.80%, 04/01/26		2,949	3,089,467
Visa, Inc., 4.15%, 12/14/35		1,764	1,878,513

			6,629,597
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
4.15%, 02/01/24		2,707	2,780,799
3.65%, 12/15/25		3,836	3,831,696

			6,612,495
Machinery — 0.0%
Xylem, Inc., 4.38%, 11/01/46		236	239,856

Media — 1.3%
CBS Corp., 2.30%, 08/15/19		1,622	1,608,834
Charter Communications Operating LLC:
4.46%, 07/23/22		5,200	5,311,744
4.91%, 07/23/25		739	755,189
6.38%, 10/23/35		1,662	1,856,538
Comcast Corp.:
4.25%, 01/15/33		535	554,313
4.40%, 08/15/35		2,336	2,408,326
3.20%, 07/15/36		3,131	2,766,637
4.75%, 03/01/44		3,017	3,180,710
4.60%, 08/15/45		769	796,876
3.40%, 07/15/46		706	606,590

Security		Par (000)	Value
Media (continued)
Cox Communications, Inc., 3.15%, 08/15/24(b)	USD	3,485	$3,342,172
Discovery Communications LLC, 3.80%, 03/13/24		1,300	1,284,603
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		1,061	1,076,559
NBCUniversal Media LLC, 4.45%, 01/15/43		1,295	1,310,464
Time Warner Cable LLC:
5.00%, 02/01/20		1,291	1,325,954
4.13%, 02/15/21		2,660	2,688,799
4.00%, 09/01/21		372	373,485
5.50%, 09/01/41		903	897,157
4.50%, 09/15/42		132	114,325
Time Warner, Inc.:
2.10%, 06/01/19		3,584	3,551,751
3.60%, 07/15/25		886	862,150
4.85%, 07/15/45		1,549	1,583,054
Viacom, Inc.:
2.75%, 12/15/19		552	546,993
4.50%, 03/01/21		1,345	1,390,487
5.85%, 09/01/43		1,580	1,703,397

			41,897,107
Metals & Mining — 0.6%
Anglo American Capital plc, 3.63%, 09/11/24(b)		2,745	2,644,428
Barrick Gold Corp., 5.25%, 04/01/42		1,980	2,156,953
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		1,830	2,114,016
Dryden Senior Loan Fund, 0.00%, 04/15/31(a)		1,089	1,089,000
Glencore Funding LLC, 4.00%, 03/27/27(b)		3,740	3,610,458
Newmont Mining Corp.:
3.50%, 03/15/22		2,210	2,213,186
4.88%, 03/15/42		1,635	1,713,997
Nucor Corp., 5.20%, 08/01/43		693	799,859
Rio Tinto Finance USA plc, 4.13%, 08/21/42		1,210	1,235,651

			17,577,548
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20		2,175	2,147,530
NiSource, Inc., 3.49%, 05/15/27		1,850	1,787,908

			3,935,438
Oil, Gas & Consumable Fuels — 2.1%
Andeavor Logistics LP:
4.25%, 12/01/27		530	516,686
5.20%, 12/01/47		500	492,288
Apache Corp.:
2.63%, 01/15/23		1,799	1,718,049
4.25%, 01/15/44		5,325	4,883,394
BP Capital Markets plc, 3.22%, 04/14/24		4,370	4,312,450
Cenovus Energy, Inc., 4.25%, 04/15/27		2,530	2,466,102
Concho Resources, Inc.:
3.75%, 10/01/27		5,420	5,299,618
4.88%, 10/01/47		710	753,577
Enbridge, Inc.:
2.90%, 07/15/22		1,705	1,654,114
3.70%, 07/15/27		1,360	1,303,666
Enterprise Products Operating LLC:
5.10%, 02/15/45		408	443,612
4.90%, 05/15/46		1,742	1,850,155
EOG Resources, Inc.:
2.45%, 04/01/20		4,202	4,159,606
4.15%, 01/15/26		859	887,425
Exxon Mobil Corp.:
1.82%, 03/15/19		3,177	3,158,506
4.11%, 03/01/46		1,535	1,612,687
Hess Corp., 5.80%, 04/01/47		3,485	3,663,276

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24	USD	2,876	$2,896,036
4.25%, 09/01/24		3,969	3,990,118
Kinder Morgan, Inc., 5.05%, 02/15/46		5,025	4,917,064
Marathon Petroleum Corp., 5.85%, 12/15/45		1,225	1,348,766
MPLX LP, 5.20%, 03/01/47		624	652,073
Pioneer Natural Resources Co., 4.45%, 01/15/26		530	552,159
Spectra Energy Partners LP, 4.50%, 03/15/45		2,080	2,018,438
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		2,740	2,610,306
TransCanada PipeLines Ltd., 2.50%, 08/01/22		1,020	992,611
Valero Energy Corp., 3.65%, 03/15/25		2,925	2,911,129
Williams Partners LP, 4.00%, 09/15/25		2,500	2,459,788

			64,523,699
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 7.38%, 12/01/25		1,203	1,488,708

Pharmaceuticals — 0.3%
Allergan Funding SCS, 3.80%, 03/15/25		5,097	5,007,211
Merck & Co., Inc., 3.60%, 09/15/42		1,300	1,269,461
Pfizer, Inc., 4.00%, 12/15/36		4,220	4,376,002

			10,652,674
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		559	570,587
4.70%, 09/01/45		355	394,086
4.13%, 06/15/47		1,110	1,142,740
CSX Corp., 4.25%, 11/01/66		1,255	1,139,137
Norfolk Southern Corp., 4.05%, 08/15/52(b)		952	918,693
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		2,744	2,614,899
Union Pacific Corp.:
3.60%, 09/15/37		1,490	1,434,633
3.88%, 02/01/55		1,224	1,159,702

			9,374,477
Semiconductors & Semiconductor Equipment — 1.2%
Analog Devices, Inc.:
3.90%, 12/15/25		283	285,848
3.50%, 12/05/26		3,980	3,879,256
5.30%, 12/15/45		286	323,174
Applied Materials, Inc.:
3.30%, 04/01/27		2,005	1,970,118
4.35%, 04/01/47		1,183	1,258,163
Broadcom Corp.:
2.38%, 01/15/20		13,326	13,140,063
3.00%, 01/15/22		8,612	8,450,494
3.63%, 01/15/24		2,376	2,337,341
Lam Research Corp.:
2.75%, 03/15/20		1,081	1,076,429
2.80%, 06/15/21		1,349	1,331,213
QUALCOMM, Inc.:
2.60%, 01/30/23		2,580	2,474,511
4.80%, 05/20/45		607	632,788
Xilinx, Inc., 2.95%, 06/01/24		1,100	1,055,480

			38,214,878
Software — 1.0%
Autodesk, Inc., 3.50%, 06/15/27		3,545	3,384,055
Microsoft Corp.:
3.50%, 02/12/35		2,108	2,082,082
3.45%, 08/08/36		4,460	4,350,044
3.70%, 08/08/46		1,718	1,695,098
4.25%, 02/06/47		3,310	3,561,272

Security		Par (000)	Value
Software (continued)
Oracle Corp.:
3.25%, 05/15/30	USD	1,729	$1,661,080
3.90%, 05/15/35		1,497	1,496,812
4.00%, 07/15/46		1,232	1,214,079
4.38%, 05/15/55		826	858,622
VMware, Inc., 2.30%, 08/21/20		11,741	11,420,022

			31,723,166
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.88%, 12/16/36		1,000	1,285,091
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,200	1,244,992

			2,530,083
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.:
3.00%, 02/09/24		2,553	2,524,199
2.85%, 05/11/24		9,235	9,002,164
3.45%, 02/09/45		745	687,471
4.65%, 02/23/46		4,398	4,843,060
Dell International LLC, 8.35%, 07/15/46(b)		375	476,318
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		3,115	3,118,200
2.10%, 10/04/19(b)		3,645	3,596,964
3.60%, 10/15/20		2,756	2,781,497
HP, Inc., 3.75%, 12/01/20		279	283,270

			27,313,143
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		3,040	2,977,485

Tobacco — 0.3%
BAT Capital Corp., 4.39%, 08/15/37(b)		2,760	2,742,337
Reynolds American, Inc.:
2.30%, 06/12/18		997	996,493
3.25%, 06/12/20		423	423,041
4.45%, 06/12/25		5,695	5,858,283

			10,020,154
Trading Companies & Distributors — 0.3%
Air Lease Corp., 2.63%, 07/01/22		3,455	3,336,128
Aviation Capital Group LLC, 2.88%, 09/17/18(b)		2,655	2,653,959
GATX Corp.:
2.60%, 03/30/20		1,182	1,171,238
3.85%, 03/30/27		790	775,626

			7,936,951
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., 5.00%, 03/15/44		320	350,778
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		4,826	4,795,465
4.74%, 03/20/25		9,410	9,445,287

			14,591,530

Total Corporate Bonds — 31.9% (Cost: $1,009,291,010)			992,576,407

Foreign Agency Obligations — 0.1%

Mexico — 0.1%
Petroleos Mexicanos:
6.50%, 03/13/27		2,546	2,719,128
5.35%, 02/12/28(b)		1,060	1,045,584

			3,764,712
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36(b)		200	213,250

Total Foreign Agency Obligations — 0.1% (Cost: $3,797,410)			3,977,962

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Government Obligations — 2.8%
Colombia — 0.2%
Republic of Colombia:
4.38%, 07/12/21	USD	755	$781,425
3.88%, 04/25/27		6,600	6,514,200

			7,295,625
France — 0.3%
Republic of France, 0.00%, 02/25/20	EUR	8,140	10,111,605

Germany — 0.3%
Federal Republic of Germany, 0.00%, 12/13/19		8,140	10,125,667

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	2,860	3,116,256

Indonesia — 0.2%
Republic of Indonesia:
3.75%, 04/25/22		766	767,269
5.63%, 05/15/23	IDR	11,232,000	803,597
8.38%, 03/15/24		15,076,000	1,196,383
4.75%, 01/08/26	USD	204	213,076
8.38%, 09/15/26	IDR	4,696,000	376,482
7.00%, 05/15/27		5,818,000	429,562
6.13%, 05/15/28		15,920,000	1,112,983
4.35%, 01/11/48	USD	219	208,802

			5,108,154
Japan — 0.3%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	1,086,000	10,254,155

Mexico — 0.6%
United Mexican States:
4.75%, 06/14/19	MXN	25,300	1,381,967
4.15%, 03/28/27	USD	15,979	16,154,769

			17,536,736
Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		2,850	2,868,525

Peru — 0.1%
Republic of Peru, 7.35%, 07/21/25		3,050	3,782,000

Philippines — 0.2%
Republic of the Philippines, 5.50%, 03/30/26		4,520	5,127,384

Russia — 0.2%
Russian Federation:
5.00%, 04/29/20		400	412,920
6.40%, 05/27/20	RUB	45,783	801,977
7.50%, 08/18/21		15,627	281,784
7.40%, 12/07/22		16,485	299,183
4.75%, 05/27/26	USD	600	619,930
7.75%, 09/16/26	RUB	10,981	202,606
8.15%, 02/03/27		47,365	897,072
5.63%, 04/04/42	USD	200	214,792
5.25%, 06/23/47		1,000	998,800

			4,729,064
South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		1,968	2,040,619
6.25%, 03/31/36	ZAR	14,564	957,015
6.50%, 02/28/41		3,740	244,021
8.75%, 02/28/48		5,895	492,264

			3,733,919

Security		Par (000)	Value
Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	2,680	$2,758,524

Total Foreign Government Obligations — 2.8% (Cost: $87,054,350)			86,547,614

Municipal Bonds — 1.0%
Bay Area Toll Authority, Series 2010S-1, RB, 7.04%, 04/01/50		1,150	1,715,880
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		800	1,143,184
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		1,580	2,113,534
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		200	270,846
Series 2010E, RB, 6.81%, 11/15/40		610	834,053
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		690	857,111
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		1,004	1,478,782
New York City Municipal Water Finance Authority;
Series 2011EE, RB, 5.38%, 06/15/43		4,120	4,474,526
Series 2011EE, RB, 5.50%, 06/15/43		4,935	5,378,459
Series 2011CC, RB, 5.88%, 06/15/44		795	1,057,739
New York State Dormitory Authority, Series 2010H, RB, 5.39%, 03/15/40		725	874,016
Port Authority of New York & New Jersey, Series 181, RB, 4.96%, 08/01/46		1,305	1,557,831
San Antonio Electric & Gas, Series 2010A, RB, 5.81%, 02/01/41		1,180	1,515,321
State of California;
Series 2009, GO, 7.55%, 04/01/39		920	1,400,866
Series 2010, GO, 7.60%, 11/01/40		2,770	4,285,024
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		3,525	3,304,088
University of California, Series 2012AD, RB, 4.86%, 05/15/12		630	683,122

Total Municipal Bonds — 1.0% (Cost: $30,640,553)			32,944,382

Non-Agency Mortgage-Backed Securities — 4.7%

Collateralized Mortgage Obligations — 0.7%
Bear Stearns ARM Trust, Series 2004-7, Class 4A, 3.80%, 10/25/34(a)		11	11,093
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 2.41%, 02/25/35(a)		431	409,933
JPMorgan Mortgage Trust(a)(b):
Series 2017-2, Class A6, 3.00%, 05/25/47		5,184	5,107,032
Series 2017-3, Class 1A6, 3.00%, 08/25/47		6,378	6,342,953
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.93%, 04/16/36(a)(b)		8,015	6,820,568
MortgageIT Trust, Series 2004-1, Class A1, 2.65%, 11/25/34(a)		807	790,881
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 3.60%, 11/25/34(a)		1,702	1,702,493
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 04/25/31(b)		389	385,849

			21,570,802
Commercial Mortgage-Backed Securities — 3.6%
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		500	535,940
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(a)(b)		1,550	1,513,983

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
AREIT Trust, Series 2018-CRE1, Class A, 2.63%, 02/15/35(a)(b)(c)	USD	800	$800,240
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 3.73%, 12/15/36(a)(b)		4,750	4,714,894
Aventura Mall Trust(a)(b):
Series 2013-AVM, Class D, 3.74%, 12/05/32		500	502,225
Series 2013-AVM, Class E, 3.74%, 12/05/32		3,830	3,831,622
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2013-DSNY, Class A, 2.83%, 09/15/26		1,137	1,137,355
Series 2013-DSNY, Class E, 4.38%, 09/15/26		210	209,978
Series 2017-SCH, Class CL, 3.28%, 11/15/32		1,450	1,450,000
Series 2017-SCH, Class DL, 3.78%, 11/15/32		1,490	1,490,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(a)		157	158,889
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.63%, 01/15/33(a)(b)		590	590,000
Bank of America NA, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		240	239,490
BBCMS Mortgage Trust(a)(b):
Series 2018-TALL, Class A, 2.50%, 03/15/37		910	904,945
Series 2018-TALL, Class D, 3.23%, 03/15/37		600	595,863
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		1,119	1,109,760
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(a)(b)		260	246,485
Benchmark Mortgage Trust, Series 2018-B3, Class D, 3.06%, 04/10/51(b)		360	297,356
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.16%, 07/05/33(a)(b)		5,207	5,219,829
BWAY Mortgage Trust(b):
Series 2013-1515, Class C, 3.45%, 03/10/33		2,810	2,744,962
Series 2013-1515, Class E, 3.72%, 03/10/33		100	96,855
BXP Trust(b):
Series 2017-CC, Class D, 3.55%, 08/13/37(a)(c)		460	428,269
Series 2017-GM, Class A, 3.38%, 06/13/39		1,090	1,078,279
Series 2017-GM, Class D, 3.42%, 06/13/39(a)		4,000	3,797,449
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.35%, 10/15/34(a)(b)		330	334,838
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(b)		200	198,054
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		167	165,800
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,029	2,097,505
Series 2017-CD3, Class A4, 3.63%, 02/10/50		280	282,218
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		110	111,736
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		840	865,206
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, 3.48%, 05/15/30(a)(b)		230	230,288
CGDBB Commercial Mortgage Trust(a)(b):
Series 2017-BIOC, Class A, 2.57%, 07/15/32		1,510	1,511,419
Series 2017-BIOC, Class D, 3.38%, 07/15/32		900	900,845
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(b)		245	242,168
Series 2014-GC19, Class C, 4.90%, 03/10/47(a)		120	124,615
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		1,000	769,358
Series 2016-P3, Class C, 4.84%, 04/15/49(a)		501	520,174
Series 2016-SMPL, Class D, 3.52%, 09/10/31(b)		110	108,606

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(a)	USD	600	$628,462
Commercial Mortgage Trust:
Series 2013-WWP, Class D, 3.90%, 03/10/31(b)		710	739,032
Series 2014-CR15, Class C, 4.76%, 02/10/47(a)		70	73,161
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,534	1,591,513
Series 2014-CR17, Class A5, 3.98%, 05/10/47		831	860,082
Series 2014-CR18, Class A4, 3.55%, 07/15/47		130	131,503
Series 2014-CR19, Class A5, 3.80%, 08/10/47		440	451,236
Series 2014-PAT, Class A, 2.52%, 08/13/27(a)(b)		1,500	1,500,008
Series 2015-CR25, Class A4, 3.76%, 08/10/48		760	772,364
Series 2015-CR25, Class D, 3.80%, 08/10/48(a)		140	114,821
Series 2015-LC19, Class C, 4.26%, 02/10/48(a)		1,800	1,796,881
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		2,000	1,660,533
Series 2015-LC23, Class A4, 3.77%, 10/10/48		100	101,551
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(b)		440	402,492
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		4,150	3,350,559
Core Industrial Trust(b):
Series 2015-TEXW, Class A, 3.08%, 02/10/34		3,400	3,400,383
Series 2015-TEXW, Class D, 3.85%, 02/10/34(a)		440	443,303
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		1,119	1,142,488
CSMC Trust(b):
Series 2015-DEAL, Class A, 3.10%, 04/15/29(a)		684	683,734
Series 2015-DEAL, Class D, 4.88%, 04/15/29(a)		545	545,000
Series 2016-MFF, Class A, 3.38%, 11/15/33(a)		173	174,354
Series 2017-PFHP, Class A, 2.73%, 12/15/20(a)		530	529,999
Series 2017-TIME, Class A, 3.65%, 11/13/39		230	229,367
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(b)		713	606,971
DBUBS Mortgage Trust(b):
Series 2011-LC1A, Class E, 5.70%, 11/10/46(a)		1,310	1,350,128
Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,080	1,083,426
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)		350	355,042
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.08%, 12/15/34(a)(b)		113	113,141
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		800	897,722
Series 2013-KING, Class D, 3.44%, 12/10/27(a)		1,150	1,140,807
GS Mortgage Securities Corp. Trust(b):
Series 2016-RENT, Class C, 4.07%, 02/10/29(a)		395	399,640
Series 2017-500K, Class D, 3.08%, 07/15/32(a)		360	360,676
Series 2017-GPTX, Class A, 2.86%, 05/10/34		570	562,727
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(a)		400	401,029
Series 2015-GC32, Class C, 4.41%, 07/10/48(a)		790	793,270
Series 2015-GC32, Class D, 3.35%, 07/10/48		860	695,856
Series 2017-GS7, Class A4, 3.43%, 08/10/50		280	275,400
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		150	123,587
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		50	39,911
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		1,890	1,846,666
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		230	217,686
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		440	439,171
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(a)		730	695,935

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47	USD	450	$460,552
Series 2014-C26, Class A4, 3.49%, 01/15/48		753	756,450
Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(b)		553	521,119
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		520	491,289
Series 2017-JP7, Class B, 4.05%, 09/15/50		90	91,211
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.09%, 06/15/45(a)(b)		110	113,183
Series 2014-DSTY, Class A, 3.43%, 06/10/27(b)		645	645,214
Series 2015-JP1, Class C, 4.74%, 01/15/49(a)		1,310	1,346,896
Series 2015-JP1, Class D, 4.24%, 01/15/49(a)		770	715,431
Series 2015-JP1, Class E, 4.24%, 01/15/49(a)(b)		3,830	3,057,365
Series 2015-UES, Class C, 3.62%, 09/05/32(a)(b)		990	991,389
Series 2016-NINE, Class A, 2.85%, 10/06/38(a)(b)		1,330	1,265,442
Series 2016-WPT, Class A, 3.23%, 10/15/33(a)(b)		750	750,729
Series 2017-MAUI, Class D, 3.67%, 07/15/34(a)(b)		130	130,531
Lone Star Portfolio Trust(a)(b):
Series 2015-LSP, Class A1A2, 3.58%, 09/15/28		288	288,594
Series 2015-LSP, Class D, 5.78%, 09/15/28		444	445,771
MAD Mortgage Trust, Series 2017-330M, Class D, 3.71%, 08/15/34(a)(b)		300	295,648
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.32%, 09/12/42(a)(b)		100	104,545
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		800	823,392
Series 2015-C23, Class D, 4.13%, 07/15/50(a)(b)		1,000	874,295
Series 2015-C25, Class C, 4.53%, 10/15/48(a)		320	324,803
Series 2015-C25, Class D, 3.07%, 10/15/48		450	371,594
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		1,655	1,325,106
Series 2017-C33, Class C, 4.56%, 05/15/50(a)		585	591,099
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		200	193,724
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(b)		350	344,176
Series 2015-XLF2, Class AFSB, 4.49%, 08/15/26(a)(b)		300	300,000
Series 2017-H1, Class A5, 3.53%, 06/15/50		950	948,038
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		730	718,239
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		2,440	1,895,880
Series 2017-PRME, Class D, 5.18%, 02/15/34(a)(b)		420	420,011
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,360	1,074,621
Series 2017-JWDR, Class D, 3.73%, 11/15/34(a)(b)		1,280	1,281,580
Olympic Tower Mortgage Trust, Series 2017-OT, Class D, 3.95%, 05/10/39(a)(b)		2,590	2,552,724
RAIT Trust, Series 2017-FL7, Class A, 2.73%, 06/15/37(a)(b)		1,299	1,300,091
Resource Capital Corp. Ltd.(a)(b):
Series 2017-CRE5, Class A, 2.59%, 07/15/34		835	834,772
Series 2017-CRE5, Class B, 3.79%, 07/15/34		266	265,516

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44(b)(c)	USD	26	$25,296
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(a)(b)		150	149,698
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.13%, 06/15/29(a)(b)		1,300	1,302,728
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		425	400,082
Series 2015-C31, Class A4, 3.70%, 11/15/48		750	758,844
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(a)		890	905,463
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		150	153,190
Series 2015-NXS4, Class D, 3.60%, 12/15/48(a)		420	373,795
Series 2016-NXS5, Class D, 4.88%, 01/15/59(a)		2,717	2,622,038
Series 2017-C38, Class A5, 3.45%, 07/15/50		357	354,058
Series 2017-C39, Class C, 4.12%, 09/15/50		160	155,343
Series 2017-C39, Class D, 4.36%, 09/15/50(a)(b)		120	109,811
Series 2017-HSDB, Class A, 2.60%, 12/13/31(a)(b)		397	397,625
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 2.74%, 03/15/44(a)(b)		66	66,340
Series 2014-C21, Class A5, 3.68%, 08/15/47		485	492,472

			113,056,918
Interest Only Commercial Mortgage-Backed Securities — 0.4%(a)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(b)		11,000	167,530
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 02/15/50		8,205	392,773
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(b)		2,000	172,620
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)		7,280	505,014
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)		65,905	2,441,721
CD Mortgage Trust, Series 2017-CD3, Class XA, 1.04%, 02/10/50		2,469	175,577
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.75%, 05/10/58		2,168	221,153
Series 2016-C4, Class XB, 0.73%, 05/10/58		2,030	101,602
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class XA, 1.41%, 02/10/48		6,414	465,107
Series 2017-P8, Class XA, 0.93%, 09/15/50		1,986	135,304
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.09%, 03/10/46		19,834	673,340
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		40,878	250,582
Series 2015-CR23, Class XA, 0.98%, 05/10/48		13,440	615,873
Series 2015-CR24, Class XA, 0.81%, 08/10/48		7,831	363,538
Series 2017-COR2, Class XA, 1.18%, 09/10/50		2,156	188,594
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 02/10/34(b)		5,920	154,410
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/50		3,170	54,745
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		3,040	204,106
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27(b)		31,176	323,762
GS Mortgage Securities Trust, Series 2016-GS3, Class XA, 1.27%, 10/10/49		1,687	130,924
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.91%, 09/15/47		1,065	46,879
Series 2016-C1, Class XA, 1.38%, 03/15/49		6,728	493,960

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)	USD	1,800	$92,196
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.54%, 04/15/46		4,040	99,237
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		4,330	215,807
Series 2016-JP4, Class XA, 0.81%, 12/15/49		991	42,582
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C22, Class XA, 1.14%, 04/15/48		1,034	56,631
Series 2016-C28, Class XA, 1.28%, 01/15/49		1,424	102,026
Series 2016-C29, Class XB, 0.96%, 05/15/49		3,160	214,945
Series 2016-C31, Class XA, 1.45%, 11/15/49		986	86,162
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 06/15/50(b)(c)		3,030	495,405
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class XA, 0.81%, 12/15/50		4,024	248,038
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(b)		10,700	343,684
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		17,050	90,535
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(a)(c)		3,410	20,460
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.61%, 06/15/50		1,527	163,322
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.91%, 02/15/48		5,631	273,482
Series 2016-BNK1, Class XB, 1.34%, 08/15/49		2,300	213,072
Series 2016-BNK1, Class XD, 1.27%, 08/15/49(b)		1,180	96,123
Series 2016-LC25, Class XA, 1.08%, 12/15/59		4,151	251,679
Series 2017-C41, Class XA, 1.24%, 11/15/50		4,619	415,176

			11,799,676

Total Non-Agency Mortgage-Backed Securities — 4.7% (Cost: $147,326,469)			146,427,396

		Beneficial Interest (000)
Other Interests — 0.0%(c)(g)(h)(i)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.		16,030	—

Total Other Interests — 0.0%			—

		Par (000)
Preferred Securities — 0.3%

Capital Trusts — 0.2%
Capital Markets — 0.1%
Bank of New York Mellon Corp. (The), Series F, 4.62%(f)		2,494	2,425,415

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)		3,190	3,309,627

Total Capital Trusts — 0.2% (Cost: $5,706,294)			5,735,042

Security		Shares	Value
Trust Preferreds — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 8.14%, 10/30/40		116,685	$3,172,665

Total Trust Preferreds — 0.1% (Cost: $3,059,523)			3,172,665

Total Preferred Securities — 0.3% (Cost: $8,765,817)			8,907,707

		Par (000)
U.S. Government Sponsored Agency Securities — 40.0%

Agency Obligations — 0.6%
Federal Home Loan Mortgage Corp. Notes, 3.75%, 03/27/19	USD	10,765	10,927,229
Federal National Mortgage Association Notes, 6.63%, 11/15/30		1,500	2,053,784
Resolution Funding Corp., 0.00%, 07/15/18(k)		4,575	4,549,273

			17,530,286
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp.:
Series 2996, Class MK, 5.50%, 06/15/35		12	12,416
Series 1591, Class PK, 6.35%, 10/15/23		469	497,408
Federal National Mortgage Association:
Series 2005-29, Class AT, 4.50%, 04/25/35		15	15,457
Series 2005-29, Class WB, 4.75%, 04/25/35		185	191,089
Series 2005-62, Class CQ, 4.75%, 07/25/35		137	139,389
Series 2005-48, Class AR, 5.50%, 02/25/35		145	148,152

			1,003,911
Commercial Mortgage-Backed Securities — 0.5%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26		320	307,473
Series K040, Class A2, 3.24%, 09/25/24		250	253,006
Series K071, Class A2, 3.29%, 11/25/27		450	450,677
Series K060, Class A2, 3.30%, 10/25/26		350	352,496
Series K062, Class A2, 3.41%, 12/25/26		246	250,030
Series K072, Class A2, 3.44%, 12/25/27		170	172,315
Series K730, Class A2, 3.59%, 01/25/25		700	724,589
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K059, Class A2, 3.12%, 09/25/26		870	864,823
Series K069, Class A2, 3.19%, 09/25/27		340	338,380
Series K061, Class A2, 3.35%, 11/25/26		590	596,264
Series 2018-K73, Class B, 3.85%, 01/25/28(b)		490	473,886
Series 2017-K64, Class B, 3.98%, 03/25/27(b)		664	655,613
Series 2018-K74, Class B, 4.23%, 02/25/51(b)		190	185,433
Federal National Mortgage Association ACES Variable Rate Notes(a):
Series 2017-M8, Class A2, 3.06%, 05/25/27		298	293,384
Series 2017-M12, Class A2, 3.08%, 06/25/27		1,000	988,462
Series 2006-M2, Class A2A, 5.27%, 10/25/32		9,091	9,476,665
Federal National Mortgage Association Variable Rate Notes, Series 2018-M1, Class A2, 2.99%, 12/25/27(a)		415	406,286

			16,789,782
Interest Only Commercial Mortgage-Backed Securities — 0.2%(a)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K064, Class X1, 0.61%, 03/25/27		7,797	363,850
Series K065, Class X1, 0.67%, 04/25/27		3,315	172,337
Series KW03, Class X1, 0.85%, 06/25/27		2,125	124,505
Series KIR1, Class X, 1.08%, 03/25/26		2,440	168,647

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association ACES Variable Rate Notes:
Series 2013-M5, Class X2, 2.18%, 01/25/22	USD	9,009	$400,303
Series 2016-M4, Class X2, 2.73%, 01/25/39		2,480	266,636
Government National Mortgage Association Variable Rate Notes:
Series 2012-23, 0.64%, 06/16/53		1,074	24,900
Series 2015-48, 0.68%, 02/16/50		1,535	74,429
Series 2015-22, 0.73%, 03/16/55		2,936	157,753
Series 2013-191, 0.76%, 11/16/53		873	30,219
Series 2012-120, 0.77%, 02/16/53		13,486	586,893
Series 2013-63, 0.79%, 09/16/51		5,474	292,462
Series 2017-69, 0.80%, 07/16/59		1,651	113,719
Series 2017-100, 0.81%, 05/16/59		2,479	164,705
Series 2015-171, 0.89%, 11/16/55		2,789	178,707
Series 2016-158, 0.91%, 06/16/58		2,245	172,606
Series 2016-128, 0.94%, 09/16/56		1,154	90,095
Series 2016-26, 0.98%, 02/16/58		4,406	318,157
Series 2016-152, 0.98%, 08/15/58		6,090	457,648
Series 2016-87, 1.01%, 08/16/58		3,093	235,507
Series 2016-110, 1.04%, 05/16/58		4,621	370,142

			4,764,220
Mortgage-Backed Securities — 38.7%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 09/01/30		7,916	7,757,785
2.50%, 04/15/33(l)		11,702	11,459,275
3.00%, 01/01/30 - 12/01/46		23,974	23,635,663
3.00%, 04/15/33 - 04/15/48(l)		44,503	43,628,883
3.50%, 04/15/33 - 04/15/48(l)		18,426	18,568,075
3.50%, 11/01/41 - 01/01/48		56,062	56,466,482
4.00%, 08/01/40 - 08/01/47		23,470	24,280,291
4.00%, 04/15/48 - 05/15/48(l)		31,870	32,686,667
4.50%, 02/01/39 - 11/01/47		17,410	18,289,670
5.00%, 07/01/35 - 11/01/41		5,168	5,572,432
5.50%, 10/01/18 - 06/01/41		3,637	3,980,419
6.00%, 11/01/28 - 12/01/32		7	7,925
8.00%, 11/01/22		1	595
Federal National Mortgage Association:
2.00%, 10/01/31 - 12/01/31		3,360	3,211,323
2.50%, 09/01/27 - 03/01/32		24,626	24,172,107
2.50%, 04/25/33(l)		3,331	3,263,370
3.00%, 04/01/28 - 03/01/47		151,188	149,414,167
3.00%, 03/25/33 - 04/25/48(l)		8,008	7,979,724
3.50%, 08/01/27 - 01/01/48		129,547	130,768,586
3.50%, 04/25/33 - 04/25/48(l)		18,853	19,058,650
4.00%, 01/01/25 - 08/01/47		88,621	91,633,565
4.00%, 04/25/48 - 05/25/48(l)		80,022	82,032,532
4.50%, 02/01/25 - 12/01/47		30,296	31,967,109
5.00%, 11/01/32 - 01/01/42		6,416	6,923,833
5.00%, 04/25/48(l)		1,583	1,690,842
5.50%, 10/01/21 - 04/01/41		7,958	8,732,863
6.00%, 01/01/21 - 06/01/41		11,505	12,909,226
6.50%, 05/01/40		2,483	2,788,803
7.00%, 06/01/32		14	16,546
Government National Mortgage Association:
3.00%, 12/20/44 - 07/20/47		37,680	37,220,017
3.00%, 03/15/48 - 04/15/48(l)		49,281	48,482,783
3.50%, 12/20/41 - 10/20/46		77,141	78,115,136
3.50%, 03/15/48 - 05/15/48(l)		95,929	96,797,255
4.00%, 04/20/39 - 02/20/47		10,295	10,711,019
4.00%, 03/15/48 - 06/15/48(l)		69,390	71,176,239
4.50%, 12/20/39 - 11/20/44		19,876	20,904,669
4.50%, 04/15/48 - 05/15/48(l)		6,812	7,073,938
5.00%, 12/15/38 - 07/20/41		7,148	7,668,024
5.50%, 03/15/32 - 11/15/33		7	7,475

Security		Par (000)		Value
Mortgage-Backed Securities (continued)
5.50%, 04/15/48(l)	USD	4,400		$4,694,422
6.00%, 12/15/36		144		160,647
7.50%, 11/15/29		—	(m)	408

				1,205,909,440
Principal Only Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association Discount Notes, Series 1989-16, Class B, 0.00%, 03/25/19(j)		1		1,444

Total U.S. Government Sponsored Agency Securities — 40.0% (Cost: $1,256,085,087)				1,245,999,083

U.S. Treasury Obligations — 16.8%
U.S. Treasury Bonds:
4.25%, 05/15/39		5,941		7,229,222
4.50%, 08/15/39		5,766		7,252,096
4.38%, 11/15/39		5,788		7,166,946
3.13%, 02/15/43		23,050		23,760,408
2.88%, 05/15/43 - 11/15/46		29,750		29,293,058
3.63%, 08/15/43		22,003		24,632,187
3.75%, 11/15/43		25,905		29,589,379
3.00%, 02/15/47 - 02/15/48		8,664		8,711,775
2.75%, 11/15/47(n)		36,285		34,687,609
U.S. Treasury Notes:
1.50%, 06/15/20 - 03/31/23		27,104		26,330,201
2.63%, 11/15/20 - 02/28/23		84,140		84,660,717
2.38%, 03/15/21		9,580		9,575,884
1.63%, 04/30/23		8,902		8,499,324
2.00%, 04/30/24 - 11/15/26		114,412		109,511,338
2.25%, 12/31/24 - 11/15/27		94,855		91,727,223
2.50%, 01/31/25		1,808		1,787,660
2.75%, 02/28/25		7,184		7,214,027
2.13%, 05/15/25		10,973		10,567,085

Total U.S. Treasury Obligations — 16.8% (Cost: $533,054,554)				522,196,139

Total Long-Term Investments — 104.8% (Cost: $3,300,452,912)				3,264,252,546

Short-Term Securities — 10.4%

Foreign Government Obligations — 2.0%
Japan — 2.0%
Japan Treasury Bill:(k)
(0.22)%, 05/21/18	JPY	2,324,100		21,846,671
(0.21)%, 05/21/18		964,750		9,068,704
(0.19)%, 06/11/18		3,244,050		30,497,058

Total Foreign Government Obligations — 2.0% (Cost: $61,394,690)				61,412,433

		Shares
Money Market Funds — 8.4%(o)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(p)		260,915,268		260,915,268
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.49%		1,016,120		1,016,120

Total Money Market Funds — 8.4% (Cost: $261,931,388)				261,931,388

Total Short-Term Securities — 10.4% (Cost: $323,326,078)				323,343,821

Total Options Purchased — 0.0% (Cost: $2,518,370)				806,060

Total Investments Before TBA Sale Commitments — 115.2% (Cost: $3,626,297,360)				3,588,402,427

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
TBA Sale Commitments — (11.2)%(l)

Mortgage-Backed Securities — (11.2)%
Federal Home Loan Mortgage Corp.:
2.50%, 04/15/33	USD	842	$(824,535)
3.00%, 04/15/48		328	(319,800)
3.50%, 04/15/33		1,355	(1,381,253)
4.00%, 04/15/48		15,935	(16,357,651)
4.50%, 04/15/48		3,816	(3,995,322)
Federal National Mortgage Association:
2.00%, 04/25/33		3,261	(3,115,274)
2.50%, 04/25/33		955	(935,751)
3.00%, 03/25/33 - 04/25/48		54,440	(53,696,397)
3.50%, 04/25/33 - 05/25/48		81,962	(82,399,783)
4.00%, 04/25/33 - 04/25/48		31,036	(31,851,022)
4.50%, 04/25/33 - 04/25/48		6,913	(7,073,165)
5.50%, 04/25/48		3,321	(3,608,993)
6.00%, 04/25/48		6,269	(6,976,467)
Government National Mortgage Association:
3.00%, 03/15/48 - 04/15/48		16,789	(16,516,874)
3.50%, 03/15/48 - 04/15/48		71,062	(71,771,615)
4.00%, 03/15/48 - 05/15/48		35,845	(36,793,270)
4.50%, 04/15/48		9,178	(9,537,182)

Total TBA Sale Commitments — (11.2)% (Proceeds: $345,860,924)			(347,154,354)

Total Investments Net of TBA Sale Commitments — 104.0% (Cost: $3,280,436,436)			3,241,248,073
Liabilities in Excess of Other Assets — (4.0)%			(125,807,354)

Net Assets — 100.0%			$3,115,440,719

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Zero-coupon bond.
(k)	Rates are discount rates or a range of discount rates at the time of purchase.
(l)	Represents or includes a TBA transaction.
(m)	Amount is less than $500.
(n)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.
(o)	Annualized 7-day yield as of period end.

(p)	During the six months ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/2018	Value at 03/31/2018	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	33,452,568	227,462,700	260,915,268	$260,915,268	$114,633	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	15	06/20/18	$2,407	$(100)
U.S. Treasury 2 Year Note	2,528	06/29/18	537,477	125,104
U.S. Treasury 5 Year Note	2,751	06/29/18	314,882	127,800
90-Day Eurodollar	48	03/18/19	11,689	9,539

				262,343

Short Contracts
Euro-Bund	18	06/07/18	3,531	(53,555)
U.S. Treasury 10 Year Note	2,054	06/20/18	248,823	(1,890,335)
U.S. Treasury Long Bond	142	06/20/18	20,821	(376,487)
90-Day Eurodollar	66	06/15/20	16,038	(24,008)

				(2,344,385)

				$(2,082,042)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	9,271,986	CAD	654,000	Goldman Sachs International	04/05/18	$2,210
CAD	1,080,917	USD	837,120	Deutsche Bank AG	04/09/18	1,971
TRY	3,224,226	USD	809,781	BNP Paribas SA	04/09/18	6,014
TRY	1,524,059	USD	382,719	Goldman Sachs International	04/09/18	2,900
USD	31,069,488	JPY	3,290,165,560	Credit Suisse International	04/09/18	136,644
USD	1,192,500	TRY	4,603,408	BNP Paribas SA	04/09/18	27,744
CAD	423,802	USD	327,000	Goldman Sachs International	04/12/18	2,007
CNH	823,996	EUR	105,000	JP Morgan Chase Bank NA	04/12/18	2,054
CNY	4,258,208	EUR	543,000	Goldman Sachs International	04/12/18	10,545
MXN	8,947,603	USD	490,500	Nomura International plc	04/12/18	995
USD	31,070,949	JPY	3,290,370,000	Barclays Bank plc	04/12/18	130,346
ARS	2,543,750	USD	125,000	BNP Paribas SA	04/20/18	227
ARS	15,614,586	USD	767,000	Citibank NA	04/20/18	1,696
TRY	2,330,653	USD	584,500	Goldman Sachs International	04/20/18	3,243
BRL	6,838,125	USD	2,060,700	UBS AG	05/03/18	5,542
USD	1,152,081	EUR	934,000	Nomura International plc	05/04/18	300
EUR	674,000	JPY	87,708,085	Barclays Bank plc	05/07/18	5,272
USD	1,118,000	RUB	64,037,922	BNP Paribas SA	05/07/18	5,205
TRY	3,186,030	USD	795,000	Goldman Sachs International	05/09/18	3,814
USD	899,440	EUR	726,300	Royal Bank of Scotland plc	05/09/18	3,459
CAD	422,865	USD	327,000	Bank of America NA	05/15/18	1,486
MXN	11,170,565	USD	596,250	Goldman Sachs International	05/15/18	14,147
MXN	10,954,842	USD	596,250	JP Morgan Chase Bank NA	05/15/18	2,360
ARS	9,361,021	USD	449,000	BNP Paribas SA	05/16/18	5,535
USD	1,634,207	ZAR	19,443,304	Deutsche Bank AG	05/16/18	1,743
ARS	9,222,611	USD	446,000	Citibank NA	05/21/18	621
ARS	5,522,400	USD	260,000	BNP Paribas SA	06/13/18	4,058
ARS	13,442,640	USD	632,000	Citibank NA	06/13/18	10,770
AUD	2,076,520	EUR	1,279,000	Citibank NA	06/20/18	12,160
CAD	1,279,000	NOK	7,548,786	Citibank NA	06/20/18	28,799
NZD	3,409,313	AUD	3,197,000	HSBC Bank plc	06/20/18	7,334
SEK	27,992,932	CHF	3,197,000	JP Morgan Chase Bank NA	06/20/18	5,730
TRY	2,558,000	ZAR	7,494,940	BNP Paribas SA	06/20/18	7,050
USD	1,090,332	GBP	770,000	Bank of America NA	06/20/18	6,431
USD	215,000	NOK	1,657,590	HSBC Bank plc	06/20/18	3,008
USD	926,002	NZD	1,279,000	Deutsche Bank AG	06/20/18	1,907
ZAR	7,700,859	TRY	2,558,000	BNP Paribas SA	06/20/18	10,158
USD	5,137,416	TRY	19,956,291	BNP Paribas SA	06/25/18	203,036
USD	2,334,454	TRY	9,284,709	Citibank NA	06/25/18	38,723
IDR	35,331,525,000	USD	2,550,000	Deutsche Bank AG	06/26/18	7,190

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,722,162	TRY	6,996,285	BNP Paribas SA	08/20/18	$21,506
USD	2,378,682	TRY	9,586,715	Citibank NA	08/20/18	48,344
MXN	34,736,442	USD	1,784,000	HSBC Bank plc	11/26/18	57,409
USD	11,072,370	JPY	1,109,230,000	HSBC Bank plc	03/16/20	24,805

						876,498

BRL	229,789	USD	70,000	Goldman Sachs International	04/03/18	(398)
BRL	6,466,888	USD	1,990,700	UBS AG	04/03/18	(31,897)
USD	2,060,700	BRL	6,818,856	UBS AG	04/03/18	(4,712)
USD	1,205,993	EUR	984,000	Bank of America NA	04/04/18	(4,853)
USD	3,009,176	GBP	2,163,000	Standard Chartered Bank	04/04/18	(25,638)
CAD	654,000	MXN	9,686,198	Morgan Stanley & Co. International plc	04/05/18	(24,987)
EUR	934,000	USD	1,152,539	Morgan Stanley & Co. International plc	04/05/18	(3,140)
EUR	934,000	USD	1,149,714	Nomura International plc	04/05/18	(314)
USD	1,139,628	EUR	934,000	Bank of America NA	04/05/18	(9,772)
USD	1,143,460	EUR	934,000	Goldman Sachs International	04/05/18	(5,939)
TRY	3,068,938	USD	795,000	BNP Paribas SA	04/09/18	(18,496)
USD	523,200	CAD	679,079	UBS AG	04/09/18	(3,953)
USD	795,000	TRY	3,158,294	Goldman Sachs International	04/09/18	(4,113)
EUR	324,000	CNY	2,533,868	Royal Bank of Scotland plc	04/12/18	(5,185)
USD	2,152,319	RUB	124,309,321	Deutsche Bank AG	04/12/18	(15,201)
USD	187,000	TRY	751,835	Goldman Sachs International	04/20/18	(2,597)
USD	1,784,000	MXN	33,553,650	HSBC Bank plc	04/23/18	(56,006)
USD	562,000	IDR	7,776,956,000	BNP Paribas SA	04/26/18	(3,789)
USD	2,550,000	IDR	35,131,350,000	Deutsche Bank AG	04/26/18	(5,876)
USD	585,000	IDR	8,094,645,000	UBS AG	04/26/18	(3,902)
CAD	654,000	MXN	9,318,805	Goldman Sachs International	05/04/18	(2,219)
JPY	87,869,717	EUR	674,000	Bank of America NA	05/07/18	(3,750)
RUB	81,049,785	USD	1,415,000	BNP Paribas SA	05/07/18	(6,588)
USD	395,000	RUB	22,977,150	BNP Paribas SA	05/07/18	(4,277)
USD	454,000	RUB	26,327,460	Citibank NA	05/07/18	(3,496)
USD	648,000	TWD	18,928,080	Bank of America NA	05/07/18	(4,517)
USD	1,192,500	MXN	22,591,972	Barclays Bank plc	05/15/18	(42,002)
USD	1,376,308	MXN	26,168,836	Barclays Bank plc	05/22/18	(51,964)
AUD	5,462,000	NZD	5,832,295	Citibank NA	06/20/18	(17,996)
CHF	1,319,104	USD	1,400,000	UBS AG	06/20/18	(10,866)
EUR	1,279,000	AUD	2,067,409	JP Morgan Chase Bank NA	06/20/18	(5,160)
GBP	770,000	USD	1,087,297	Barclays Bank plc	06/20/18	(3,396)
NOK	7,713,994	CAD	1,279,000	Deutsche Bank AG	06/20/18	(7,670)
NZD	1,279,000	USD	926,054	Deutsche Bank AG	06/20/18	(1,958)
SEK	16,668,300	EUR	1,656,000	Bank of America NA	06/20/18	(41,524)
TRY	29,241,000	USD	7,571,975	BNP Paribas SA	06/25/18	(341,865)
TRY	16,583,000	USD	4,266,524	BNP Paribas SA	08/20/18	(235,532)
USD	10,804,010	EUR	8,330,000	Deutsche Bank AG	12/13/19	(1,292)
USD	10,873,982	EUR	8,330,000	Deutsche Bank AG	02/25/20	(924)

						(1,017,764)

	Net Unrealized Depreciation					$(141,266)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)		Value
Put
USD Currency	Down and Out	Morgan Stanley & Co. International plc	—	04/27/18	TRY 3.65	TRY 3.50	USD	7,181	$59
EUR Currency	One-Touch	Morgan Stanley & Co. International plc	—	06/07/18	TRY 4.35	TRY 4.35	EUR	49	90

									149

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	04/04/18	CAD	1.31	USD	654	$70
USD Currency	Bank of America NA	—	04/06/18	CAD	1.25	USD	654	19,145
USD Currency	Deutsche Bank AG	—	05/08/18	CAD	1.32	USD	13,411	32,752
USD Currency	Deutsche Bank AG	—	05/10/18	JPY	108.45	USD	13,411	40,548
USD Currency	Bank of America NA	—	06/13/18	CHF	1.00	USD	1,602	1,548
USD Currency	BNP Paribas SA	—	06/13/18	CAD	1.29	USD	3,204	39,070
USD Currency	Citibank NA	—	06/13/18	SEK	8.53	USD	1,602	9,750
USD Currency	Deutsche Bank AG	—	06/13/18	JPY	113.40	USD	4,806	2,314
USD Currency	Bank of America NA	—	06/25/18	CAD	1.31	USD	8,708	77,857
USD Currency	Morgan Stanley & Co. International plc	—	06/25/18	JPY	110.35	USD	9,934	28,142

								251,196

Put
USD Currency	Royal Bank of Scotland plc	—	04/11/18	CAD	1.27	USD	654	370
USD Currency	Deutsche Bank AG	—	04/20/18	CAD	1.29	USD	654	5,539
AUD Currency	Deutsche Bank AG	—	05/10/18	USD	0.76	AUD	14,631	70,837
EUR Currency	Deutsche Bank AG	—	05/10/18	USD	1.21	EUR	14,021	34,107
GBP Currency	Deutsche Bank AG	—	05/10/18	USD	1.35	GBP	7,925	12,548
USD Currency	Goldman Sachs International	—	05/18/18	TRY	3.91	USD	585	3,375
USD Currency	Barclays Bank plc	—	05/21/18	MXN	18.55	USD	805	19,804
AUD Currency	HSBC Bank plc	—	06/13/18	USD	0.76	AUD	4,806	38,300
EUR Currency	HSBC Bank USA NA	—	06/13/18	USD	1.17	EUR	20,026	15,102
AUD Currency	Morgan Stanley & Co. International plc	—	06/25/18	USD	0.75	AUD	9,812	69,279
EUR Currency	Deutsche Bank AG	—	06/25/18	USD	1.21	EUR	7,849	43,516
GBP Currency	Morgan Stanley & Co. International plc	—	06/25/18	USD	1.35	GBP	5,642	26,475
USD Currency	Deutsche Bank AG	—	06/27/18	TRY	3.99	USD	585	8,858
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	18.50	USD	1,610	48,845

								396,955

								$648,151

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10Y CMS Index Cap	0.49%	Citibank NA	04/23/18	USD	1,894,605	$189	$530,489	$(530,300)
2Y-10Y CMS Index Cap	0.39%	Citibank NA	05/29/18	USD	414,335	15,728	157,447	(141,719)
2Y-10Y CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	997,160	76,253	498,580	(422,327)
2Y-10Y CMS Index Cap	0.34%	Citibank NA	08/28/18	USD	243,730	65,590	159,643	(94,053)

						$157,760	$1,346,159	$(1,188,399)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Bank of America NA	03/23/20	2.95%	USD	171,800	$(1,533,225)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.02%	Semi-Annual	Bank of America NA	03/23/20	3.02%	USD	171,800	(1,668,594)

										(3,201,819)

Put
2-Year Interest Rate Swap	2.95%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/23/20	2.95%	USD	171,800	(1,047,879)
2-Year Interest Rate Swap	3.02%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/23/20	3.02%	USD	171,800	(953,519)

										(2,001,398)

										$(5,203,217)

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	NR	USD 5,134	$(64,064)	$(88,021)	$23,957

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	1,491	$(16,576)	$7,480	$(24,056)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	1,491	(16,553)	11,020	(27,573)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	769	19,469	20,778	(1,309)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	2,930	(37,670)	(36,338)	(1,332)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	858	4,660	7,141	(2,481)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	407	2,210	3,480	(1,270)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	991	5,382	8,597	(3,215)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	792	4,301	6,833	(2,532)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	1,280	552	15,421	(14,869)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	1,030	444	12,574	(12,130)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	720	310	8,673	(8,363)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	860	370	10,361	(9,991)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,570	677	20,391	(19,714)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	1,370	(10,129)	(198)	(9,931)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	1,920	(14,196)	(1,426)	(12,770)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	2,200	(16,266)	(2)	(16,264)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	10	1,470	623	847
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	270	39,689	26,074	13,615

							$(31,856)	$121,482	$(153,338)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	NR	USD	1,491	$16,577	$(8,407)	$24,984
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	NR	USD	1,491	16,553	(9,827)	26,380
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	400	(123)	(2,627)	2,504
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	NR	USD	1,000	(307)	(6,651)	6,344
CMBX.NA.3.AM	0.50%	Monthly	JP Morgan Chase Bank NA	12/13/49	NR	USD	5,000	(1,532)	(31,499)	29,967
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	1,820	(944)	(24,148)	23,204
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	540	(24,754)	(29,743)	4,989
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	NR	USD	225	(10,314)	(21,270)	10,956
CMBX.NA.8.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	10/17/57	NR	USD	651	(98,433)	(98,420)	(13)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	10	(425)	(309)	(116)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	160	(6,804)	(8,099)	1,295
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	NR	USD	380	(16,159)	(10,042)	(6,117)
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	NR	USD	1,470	(62,510)	(74,931)	12,421
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	NR	USD	200	(8,505)	(6,305)	(2,200)
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	NR	USD	239	(10,163)	(7,259)	(2,904)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	530	(22,537)	(27,525)	4,988
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	666	(28,321)	(14,240)	(14,081)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	230	(9,781)	(4,450)	(5,331)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	230	(9,781)	(4,664)	(5,117)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,190	(93,127)	(107,761)	14,634
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	244	(31,534)	(25,341)	(6,193)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	102	(13,139)	(12,509)	(630)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR		—	$174	$—	$174
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,850	(368,324)	(353,145)	(15,179)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	NR	USD	4,050	(183,229)	(176,520)	(6,709)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	NR	USD	2,020	(91,388)	(89,551)	(1,837)
CMBX.NA.10.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	11/17/59	NR	USD	35	(3,878)	(3,041)	(837)
CMBX.NA.6.A	2.00%	Monthly	Morgan Stanley & Co. International plc	05/11/63	NR	USD	400	(17,571)	(17,586)	15
CMBX.NA.6.A	2.00%	Monthly	Morgan Stanley & Co. International plc	05/11/63	NR	USD	220	(9,664)	(9,480)	(184)
CMBX.NA.6.AA	1.50%	Monthly	Morgan Stanley & Co. International plc	05/11/63	NR	USD	690	(2,669)	1,632	(4,301)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	NR	USD	280	(41,159)	(22,370)	(18,789)

								$(1,133,771)	$(1,206,088)	$72,317

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK RPI All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	7,288	$150,971	$—	$150,971
UK RPI All Items Monthly	At Termination	3.39%	At Termination	01/15/28	GBP	4,530	41,061	—	41,061
UK RPI All Items Monthly	At Termination	3.36%	At Termination	02/22/28	GBP	4,860	58,058	—	58,058
UK RPI All Items Monthly	At Termination	3.33%	At Termination	03/15/28	GBP	4,640	389	—	389
UK RPI All Items Monthly	At Termination	3.32%	At Termination	03/15/28	GBP	4,560	(8,802)	—	(8,802)

							$241,677	$—	$241,677

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	123,421	$29,253	$—	$29,253
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	108,109	(30,312)	—	(30,312)
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	103,400	(46,387)	—	(46,387)
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	106,429	34,802	—	34,802
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	18,330	2,897	—	2,897
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	18,330	2,545	—	2,545
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	14,744	8,601	—	8,601
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	5,962	3,323	—	3,323
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	14,801	9,176	—	9,176
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	19,509	12,305	—	12,305
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	14,506	(54,739)	—	(54,739)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	485	(19,493)	—	(19,493)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	367	11,449	—	11,449
1.50%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		01/25/28	GBP	6,050	(31,541)	—	(31,541)
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	3,017	(8,222)	—	(8,222)
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/14/28	USD	490	(7,427)	—	(7,427)
2.89%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/19/28	USD	220	(2,331)	—	(2,331)
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/20/28	GBP	5,970	(76,877)	—	(76,877)
1.51%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/28/28	GBP	5,950	(12,260)	—	(12,260)
3.01%	Annual	6 month WIBOR	Semi-Annual	6/20/18	(a)	06/20/28	PLN	2,978	(7,346)	—	(7,346)

									$(182,584)	$—	$(182,584)

(a)	Forward Swaps

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	7,677	$7,852	$—	$7,852
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	39,258	(12,369)	—	(12,369)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	47,110	(15,019)	—	(15,019)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	67,000	(23,393)	—	(23,393)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	38,008	(13,271)	—	(13,271)
4.77%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	12/05/18	MXN	3,324	3,905	—	3,905
4.70%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	12/06/18	MXN	3,324	4,414	—	4,414
4.76%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	12/06/18	MXN	3,324	4,332	—	4,332
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	12,521	(52,130)	—	(52,130)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	19,986	(39,187)	—	(39,187)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	12,481	118,742	—	118,742
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/19	BRL	12,437	(63,099)	—	(63,099)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	11,848	114,008	—	114,008
1 day BZDIOVER	At Termination	7.70%	At Termination	Bank of America NA	01/02/20	BRL	8,844	33,339	—	33,339
1 day BZDIOVER	At Termination	7.78%	At Termination	Citibank NA	01/02/20	BRL	13,286	55,982	—	55,982
1 day BZDIOVER	At Termination	7.82%	At Termination	Citibank NA	01/02/20	BRL	6,423	28,447	—	28,447
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	5,559	72,215	—	72,215
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	8,580	(248,727)	—	(248,727)
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	01/02/23	BRL	2,916	53,801	—	53,801
5.36%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/12/23	COP	2,003,055	(5,388)	—	(5,388)
5.42%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/13/23	COP	2,003,055	(7,234)	—	(7,234)
5.40%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/14/23	COP	2,040,379	1,012	—	1,012
5.41%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/15/23	COP	2,040,379	792	—	792
5.40%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/23/23	COP	4,018,552	(12,739)	—	(12,739)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/08/23	COP	3,899,352	(15,257)	—	(15,257)
5.47%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/09/23	COP	389,935	(1,604)	—	(1,604)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/12/23	COP	1,504,906	(5,641)	—	(5,641)
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	7,400	38,918	—	38,918
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	6,011	(20,274)	—	(20,274)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	3,006	(11,015)	—	(11,015)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	7,228	(27,161)	—	(27,161)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	21,681	(81,477)	—	(81,477)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	29,170	—	29,170
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	29,170	—	29,170
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	28,117	108,531	—	108,531
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	901	(3,746)	—	(3,746)

								$45,899	$—	$45,899

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day IBRCOL	Colombian Overnight Interbank Reference Rate	4.27%
3 month LIBOR	London Interbank Offered Rate	2.31%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.85%
6 month LIBOR	London Interbank Offered Rate	2.45%
6 month WIBOR	Warsaw Interbank Offered Rate	1.68%
UKRPI	United Kingdom Retail Price Index	0.1%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(88,021)	$388,787	$(305,737)	$—
OTC Derivatives	161,078	(1,245,684)	881,947	(917,069)	—
Options Written	—	—	556,275	(644,147)	(5,203,217)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$262,443	$—	$262,443
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	876,498	—	—	876,498
Options purchased
Investments at value — unaffiliated(b)	—	—	—	648,300	157,760	—	806,060
Swaps — centrally cleared
Net unrealized appreciation(a)	—	23,957	—	—	114,351	250,479	388,787
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	338,395	—	—	704,630	—	1,043,025

	$—	$362,352	$—	$1,524,798	$1,239,184	$250,479	$3,376,813

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,344,485	$—	$2,344,485
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,017,764	—	—	1,017,764
Options written
Options written, at value	—	—	—	—	5,203,217	—	5,203,217
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	296,935	8,802	305,737
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,504,022	—	—	658,731	—	2,162,753

	$—	$1,504,022	$—	$1,017,764	$8,503,368	$8,802	$11,033,956

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$12,809,206	$—	$12,809,206
Forward foreign currency exchange contracts	—	—	—	(1,600,377)	—	—	(1,600,377)
Options purchased(a)	—	—	—	(1,017,035)	(2,307,977)	—	(3,325,012)
Options written	—	—	—	—	3,748,204	—	3,748,204
Swaps	—	314,457	—	—	(4,186,210)	(461,501)	(4,333,254)

	$—	$314,457	$—	$(2,617,412)	$10,063,223	$(461,501)	$7,298,767

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,994,600)	$—	$(3,994,600)
Forward foreign currency exchange contracts	—	—	—	(348,267)	—	—	(348,267)
Options purchased(b)	—	—	—	(457,785)	(1,168,764)	—	(1,626,549)
Options written	—	—	—	—	(72,095)	—	(72,095)
Swaps	—	(211,284)	—	—	890,209	165,003	843,928

	$—	$(211,284)	$—	$(806,052)	$(4,345,250)	$165,003	$(5,197,583)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$526,599,196
Average notional value of contracts — short	$510,370,018
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$189,465,107
Average amounts sold — in USD	$36,806,952
Options:
Average value of option contracts purchased	$1,137,765
Average value of option contracts written	$829,491
Average notional value of swaption contracts written	$343,600,000
Average value of interest rate caps purchased	$78,880
Credit default swaps:
Average notional value — buy protection	$34,523,104
Average notional value — sell protection	$28,486,152
Interest rate swaps:
Average notional value — pays fixed rate	$903,703,142
Average notional value — receives fixed rate	$1,025,829,480
Inflation Swaps:
Average notional value — receives fixed rate	$23,070,520

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Future contracts	$151,322	$—
Forward foreign currency exchange contracts	876,498	1,017,764
Options(a)	806,060	5,203,217
Swaps — Centrally cleared	—	32,678
Swaps — OTC(b)	1,043,025	2,162,753

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,876,905	$8,416,412
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(151,322)	(32,678)

Total derivative assets and liabilities subject to an MNA	$2,725,583	$8,383,734

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$357,549	$(357,549)	$—	$—	$—
Barclays Bank plc	166,043	(101,113)	—	—	64,930
BNP Paribas SA	329,603	(329,603)	—	—	—
Citibank NA	589,262	(212,139)	—	(370,000)	7,123
Credit Suisse International	155,864	(67,179)	—	—	88,685
Deutsche Bank AG	457,054	(457,054)	—	—	—
Goldman Sachs International	53,574	(53,574)	—	—	—
HSBC Bank plc	145,958	(56,006)	—	—	89,952
J.P. Morgan Securities LLC	53,580	(53,580)	—	—	—
JP Morgan Chase Bank NA	189,783	(136,502)	—	—	53,281
Morgan Stanley & Co. International plc	216,647	(216,647)	—	—	—
Nomura International plc	1,295	(314)	—	—	981
Royal Bank of Scotland plc	3,829	(3,829)	—	—	—
UBS AG	5,542	(5,542)	—	—	—

	$2,725,583	$(2,050,631)	$—	$(370,000)	$304,952

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$5,418,950	$(357,549)	$—	$(4,850,000)	$211,401
Barclays Bank plc	101,113	(101,113)	—	—	—
BNP Paribas SA	610,547	(329,603)	—	—	280,944
Citibank NA	212,139	(212,139)	—	—	—
Credit Suisse International	67,179	(67,179)	—	—	—
Deutsche Bank AG	633,134	(457,054)	—	(150,000)	26,080
Goldman Sachs International	133,137	(53,574)	—	—	79,563
HSBC Bank plc	56,006	(56,006)	—	—	—
J.P. Morgan Securities LLC	212,069	(53,580)	—	—	158,489
JP Morgan Chase Bank NA	136,502	(136,502)	—	—	—
Morgan Stanley & Co. International plc	716,491	(216,647)	—	(499,844)	—
Nomura International plc	314	(314)	—	—	—
Royal Bank of Scotland plc	5,185	(3,829)	—	—	1,356
Standard Chartered Bank	25,638	—	—	—	25,638
UBS AG	55,330	(5,542)	—	—	49,788

	$8,383,734	$(2,050,631)	$—	$(5,499,844)	$833,259

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$220,225,518	$4,450,338	$224,675,856
Corporate Bonds(a)	—	992,576,407	—	992,576,407
Foreign Agency Obligations	—	3,977,962	—	3,977,962
Foreign Government Obligations	—	86,547,614	—	86,547,614
Municipal Bonds	—	32,944,382	—	32,944,382
Non-Agency Mortgage-Backed Securities	—	144,657,726	1,769,670	146,427,396
Preferred Securities(a)	3,172,665	5,735,042	—	8,907,707
U.S. Government Sponsored Agency Securities	—	1,245,999,083	—	1,245,999,083
U.S. Treasury Obligations	—	522,196,139	—	522,196,139
Short-Term Securities:
Foreign Government Obligations	—	61,412,433	—	61,412,433
Money Market Funds	261,931,388	—	—	261,931,388
Options Purchased:
Foreign currency exchange contracts	—	648,300	—	648,300
Interest rate contracts	—	157,760	—	157,760
Liabilities:
TBA Sale Commitments	—	(347,154,354)	—	(347,154,354)

	$265,104,053	$2,969,924,012	$6,220,008	$3,241,248,073

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$201,274	$—	$201,274
Foreign currency exchange contracts	—	876,498	—	876,498
Interest rate contracts	262,443	818,981	—	1,081,424
Other contracts	—	250,479	—	250,479
Liabilities:
Credit contracts	—	(258,338)	—	(258,338)
Foreign currency exchange contracts	—	(1,017,764)	—	(1,017,764)
Interest rate contracts	(2,344,485)	(6,158,883)	—	(8,503,368)
Other contracts	—	(8,802)	—	(8,802)

	$(2,082,042)	$(5,296,555)	$—	$(7,378,597)

(a)	See above Schedule of Investments for values in each Industry.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, options purchased and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options purchased and options written are shown at value.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 3.0%
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29(a)	EUR	820	$1,035,737
Allegro CLO II Ltd., Series 2014-1A, Class CR, 5.59%, 01/21/27(a)(b)	USD	4,200	4,204,361
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class B, 3.23%, 01/17/31		1,000	1,003,235
Series 2017-2A, Class D, 4.48%, 01/17/31		1,940	1,940,883
ALM VI Ltd.(a)(b):
Series 2012-6A, Class CRR, 4.92%, 07/15/26		4,630	4,632,444
Series 2012-6A, Class DRR, 7.17%, 07/15/26		6,500	6,512,511
ALM VII Ltd., Series 2012-7A, Class CR, 5.57%, 10/15/28(a)(b)		5,500	5,568,439
ALM VII R Ltd., Series 2013-7RA, Class BR, 4.42%, 10/15/28(a)(b)		1,000	1,014,118
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class BR, 4.47%, 10/15/27		1,000	1,005,464
Series 2013-7R2A, Class CR, 5.82%, 10/15/27		1,000	1,012,430
ALM VIII Ltd., Series 2013-8A, Class CR, 5.67%, 10/15/28(a)(b)		2,750	2,786,004
ALM XII Ltd., Series 2015-12A, Class C1R, 4.92%, 04/16/27(a)(b)		3,500	3,501,770
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class C1R, 4.92%, 07/15/27		7,000	7,003,870
Series 2015-16A, Class D, 7.07%, 07/15/27		3,750	3,761,568
ALM XVIII Ltd., Series 2016-18A, Class D, 9.32%, 07/15/27(a)(b)		1,000	1,011,743
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 6.26%, 12/09/26(a)(b)		2,500	2,542,813
AMMC CLO 16 Ltd., Series 2015-16A, Class DR, 5.27%, 04/14/29(a)(b)		2,500	2,512,484
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 6.94%, 05/26/28(a)(b)		1,000	1,006,456
AMMC CLO 19 Ltd.(a)(b):
Series 2016-19A, Class C, 4.52%, 10/15/28		838	844,388
Series 2016-19A, Class D, 5.47%, 10/15/28		1,000	1,013,518
AMMC CLO 20 Ltd., Series 2017-20A, Class E, 7.54%, 04/17/29(a)(b)		1,000	1,004,507
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class D, 4.36%, 01/28/31(a)(b)		1,000	1,001,543
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, 4.36%, 01/28/31(a)(b)		5,250	5,258,091
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class CR, 4.12%, 07/15/30		2,300	2,324,232
Series 2015-6A, Class DR, 5.27%, 07/15/30		3,250	3,299,970
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class ER, 7.32%, 10/15/27(a)(b)		3,000	3,002,847
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 5.96%, 07/28/28(a)(b)		1,500	1,507,485
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class D, 5.72%, 01/15/29		1,000	1,015,323
Series 2016-9A, Class E, 8.97%, 01/15/29		1,000	1,025,975
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, 4.92%, 10/13/30(a)(b)		1,250	1,263,205
Apidos CLO XII, Series 2013-12A, Class AR, 3.12%, 04/15/31(a)(b)		1,450	1,454,428
Apidos CLO XV(a)(b):
Series 2013-15A, Class CRR, 1.00%, 04/20/31		1,000	1,000,000
Series 2013-15A, Class DRR, 1.00%, 04/20/31		1,000	1,000,000
Series 2013-15A, Class ERR, 1.00%, 04/20/31		1,000	989,800

Security		Par (000)	Value
Asset-Backed Securities (continued)
Apidos CLO XVI, Series 2013-16A, Class CR, 4.74%, 01/19/25(a)(b)	USD	3,500	$3,502,889
Apidos CLO XVIII, Series 2014-18A, Class CR, 4.99%, 07/22/26(a)(b)		1,850	1,850,006
Apidos CLO XX, Series 2015-20A, Class BR, 4.32%, 01/16/27(a)(b)		1,000	1,000,793
Apidos CLO XXI, Series 2015-21A, Class C, 5.28%, 07/18/27(a)(b)		1,000	1,003,029
Apidos CLO XXII, Series 2015-22A, Class D, 7.74%, 10/20/27(a)(b)		1,000	1,016,631
Apidos CLO XXIII, Series 2015-23A, Class D2, 7.67%, 01/15/27(a)(b)		2,000	2,000,743
Aqueduct European CLO DAC, Series 2017-2X, Class E, 4.40%, 10/15/30(a)	EUR	884	1,039,238
Arbour CLO IV DAC, Series 4X, Class E, 5.60%, 01/15/30(a)		917	1,152,264
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 02/17/30(a)		700	891,921
Ares XLI CLO Ltd., Series 2016-41A, Class D, 5.92%, 01/15/29(a)(b)	USD	450	461,281
Ares XLIV CLO Ltd.(a)(b):
Series 2017-44A, Class C, 4.76%, 10/15/29		1,000	1,013,690
Series 2017-44A, Class D, 7.86%, 10/15/29		1,000	1,018,373
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, 0.00%, 01/15/30(a)(b)		2,000	2,017,628
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, 5.51%, 07/28/29(a)(b)		1,000	1,015,416
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.98%, 10/17/24(a)(b)		1,650	1,651,169
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, 5.29%, 11/15/25(a)(b)		1,000	1,000,126
Ares XXXIII CLO Ltd.(a)(b):
Series 2015-1A, Class B2R, 4.82%, 12/05/25		1,000	1,009,882
Series 2015-1A, Class CR, 6.22%, 12/05/25		4,750	4,867,562
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class CR, 4.37%, 10/15/30		2,850	2,854,274
Series 2015-4A, Class DR, 7.87%, 10/15/30		4,000	4,049,719
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3LR, 3.79%, 02/17/26(a)(b)		1,900	1,904,283
Atlas Senior Loan Fund X Ltd.(a)(b):
Series 2018-10A, Class B, 3.21%, 01/15/31		1,800	1,802,710
Series 2018-10A, Class C, 3.56%, 01/15/31		3,000	2,999,141
Series 2018-10A, Class D, 4.46%, 01/15/31		1,950	1,949,707
Atrium VIII(a)(b):
Series 8A, Class DR, 5.74%, 10/23/24		1,450	1,470,110
Series 8A, Class ER, 8.99%, 10/23/24		1,750	1,791,126
Series 8A, Class SUB, 0.00%, 10/23/24		11,500	8,320,595
Atrium X, Series 10A, Class DR, 4.72%, 07/16/25(a)(b)		2,000	1,999,637
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, 4.10%, 04/25/26(a)(b)		1,000	1,001,483
Avoca Capital CLO X Ltd., Series 10X, Class ER, 6.05%, 01/15/30(a)	EUR	800	1,015,928
Avoca CLO XV DAC, Series 15X, Class ER, 4.13%, 04/15/31(a)		520	618,357
Avoca CLO XVII DAC, Series 17X, Class E, 5.95%, 01/15/30(a)		1,279	1,615,161
Babson CLO Ltd., Series 2016-1A, Class E, 8.29%, 04/23/27(a)(b)	USD	1,100	1,101,881
Ballyrock CLO Ltd., Series 2016-1A, Class C, 4.42%, 10/15/28(a)(b)		2,750	2,763,140
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, 5.18%, 10/18/29(a)(b)		3,250	3,268,615

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Benefit Street Partners CLO XII Ltd.(a)(b):
Series 2017-12A, Class C, 4.40%, 10/15/30	USD	2,000	$2,017,282
Series 2017-12A, Class D, 7.76%, 10/15/30		2,000	2,026,670
Betony CLO Ltd.(a)(b):
Series 2015-1A, Class CR, 4.57%, 04/15/27		1,000	1,002,106
Series 2015-1A, Class D, 5.32%, 04/15/27		3,000	3,005,747
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 5.17%, 07/15/26(a)(b)		1,000	1,000,033
BlueMountain CLO Ltd.(a)(b):
Series 2013-4A, Class DR, 4.87%, 04/15/25		1,000	1,000,334
Series 2015-1A, Class C, 5.47%, 04/13/27		1,250	1,253,008
Series 2015-4A, Class D2, 5.79%, 01/20/27		1,500	1,503,562
Series 2016-3A, Class E, 8.69%, 11/15/27		1,000	1,014,983
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, 6.60%, 04/25/30(a)	EUR	1,550	1,907,814
Bristol Park CLO Ltd., Series 2016-1A, Class E, 8.97%, 04/15/29(a)(b)	USD	1,000	1,031,776
Burnham Park CLO Ltd.(a)(b):
Series 2016-1A, Class D, 5.59%, 10/20/29		1,250	1,265,988
Series 2016-1A, Class E, 8.59%, 10/20/29		1,000	1,021,140
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 05/25/29(a)	EUR	2,600	3,201,205
Canyon Capital CLO Ltd.(a)(b):
Series 2016-1A, Class E, 9.22%, 04/15/28	USD	1,000	1,012,078
Series 2016-2A, Class E, 8.47%, 10/15/28		1,000	1,014,938
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-3A, Class BR, 4.22%, 10/14/28		3,000	3,013,354
Series 2012-4A, Class C1R, 4.34%, 01/20/29		3,650	3,686,786
Series 2012-4A, Class DR, 5.84%, 01/20/29		1,000	1,016,584
Series 2013-1A, Class CR, 5.18%, 08/14/30		2,000	2,046,942
Series 2013-4A, Class DRR, 4.37%, 01/15/31(c)		1,600	1,600,000
Series 2014-1A, Class CR, 4.48%, 04/17/25		1,500	1,501,861
Series 2014-3A, Class C1R, 5.03%, 07/27/26		1,000	1,000,869
Series 2015-1A, Class DR, 4.74%, 04/20/27		3,500	3,499,534
Series 2015-1A, Class E1, 7.04%, 04/20/27		3,750	3,771,372
Series 2015-2A, Class C, 5.51%, 04/27/27		1,250	1,253,330
Series 2015-2A, Class D, 7.06%, 04/27/27		1,500	1,507,900
Series 2015-3A, Class D, 7.46%, 07/28/28		825	827,130
Series 2015-4A, Class D, 7.84%, 10/20/27		1,200	1,220,261
Series 2015-4A, Class SBB1, 10.24%, 10/20/27(c)		3,010	3,040,213
Series 2016-1A, Class C, 6.64%, 04/20/27		2,000	2,005,966
Series 2016-1A, Class D, 9.34%, 04/20/27		2,000	2,003,981
Series 2016-3A, Class C, 5.74%, 10/20/29		1,000	1,015,285
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-1, Class D, 6.50%, 05/17/29(a)	EUR	1,200	1,484,742
Carlyle US CLO Ltd.(a)(b):
Series 2017-1A, Class D, 7.74%, 04/20/31	USD	1,000	1,020,770
Series 2017-4A, Class C, 4.29%, 01/15/30		1,000	1,007,507
Series 2017-4A, Class D, 7.64%, 01/15/30		1,000	1,015,713
Catskill Park CLO Ltd., Series 2017-1A, Class C, 5.44%, 04/20/29(a)(b)		2,500	2,544,978
CBAM Ltd., Series 2017-3A, Class E1, 7.87%, 10/17/29(a)(b)		1,000	1,013,169
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, 5.39%, 07/23/30(a)(b)		3,000	3,041,882
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class C, 0.00%, 04/20/31		1,250	1,250,000
Series 2018-9A, Class D, 0.00%, 04/20/31		1,400	1,400,000
Series 2018-9A, Class E, 0.00%, 04/20/31		1,620	1,620,000
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, 4.98%, 10/17/30(a)(b)		3,695	3,722,928

Security		Par (000)	Value
Asset-Backed Securities (continued)
Cent CLO 24 Ltd., Series 2015-24A, Class D2, 8.50%, 10/15/26(a)(b)	USD	1,000	$1,008,860
CIFC Funding Ltd.(a)(b):
Series 2014-3A, Class DR, 4.89%, 07/22/26		2,000	2,000,749
Series 2014-5A, Class CR, 4.43%, 01/17/27		1,000	1,000,859
Series 2015-4A, Class C1, 5.54%, 10/20/27		1,750	1,771,944
Series 2015-5A, Class D, 8.05%, 10/25/27		1,000	1,001,755
Series 2017-1A, Class D, 5.24%, 04/23/29		1,500	1,523,536
Series 2018-1A, Class B, 3.56%, 04/18/31		1,400	1,399,700
Series 2018-1A, Class C, 3.91%, 04/18/31		1,200	1,200,048
Series 2018-1A, Class D, 4.81%, 04/18/31		1,500	1,499,646
Clear Creek CLO Ltd., Series 2015-1A, Class DR, 4.69%, 10/20/30(a)(b)		1,350	1,354,075
Cole Park CLO Ltd., Series 2015-1A, Class E, 7.84%, 10/20/28(a)(b)		1,000	1,004,749
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, 5.70%, 04/23/30	EUR	1,600	2,018,520
Series 8X, Class F, 4.90%, 04/23/30		551	685,295
Dewolf Park CLO Ltd.(a)(b):
Series 2017-1A, Class C, 3.87%, 10/15/30	USD	1,000	1,004,364
Series 2017-1A, Class E, 7.92%, 10/15/30		1,000	1,013,153
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR, 5.96%, 01/15/28(a)(b)		1,000	1,017,404
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, 4.22%, 01/15/31(a)(b)		2,000	2,002,076
Dryden 50 Senior Loan Fund(a)(b):
Series 2017-50A, Class C, 3.97%, 07/15/30		3,000	3,018,331
Series 2017-50A, Class E, 7.98%, 07/15/30		1,000	1,019,426
Elevation CLO Ltd., Series 2013-1A, Class CR, 6.52%, 11/15/28(a)(b)		800	813,400
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30(a)	EUR	700	883,968
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, 6.14%, 11/15/26(a)(b)	USD	2,150	2,158,551
Galaxy XXI CLO Ltd.(a)(b):
Series 2015-21A, Class AR, 2.76%, 04/20/31		1,000	1,001,125
Series 2015-21A, Class CR, 3.49%, 04/20/31		1,750	1,747,773
Gilbert Park CLO Ltd., Series 2017-1A, Class E, 7.76%, 10/15/30(a)(b)		1,500	1,519,547
GLG Euro CLO IV DAC, Series 4X, Class E, 4.27%, 05/15/31(a)(c)	EUR	1,400	1,679,564
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 5.05%, 04/25/25(a)(b)	USD	1,500	1,501,415
Greenwood Park CLO Ltd.(a)(b)(c):
Series 2018-1A, Class D, 4.53%, 04/15/31		1,450	1,450,000
Series 2018-1A, Class E, 6.98%, 04/15/31		790	790,000
Greywolf CLO V Ltd., Series 2015-1A, Class CR, 4.75%, 01/27/31(a)(b)		2,000	2,006,710
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29(a)	EUR	1,125	1,408,097
Highbridge Loan Management Ltd.(a)(b):
Series 5A-2015, Class D1R, 5.06%, 01/29/26	USD	4,000	4,003,218
Series 6A-2015, Class CR, 4.34%, 02/05/31		2,500	2,474,838
Series 7A-2015, Class CR, 4.00%, 03/15/27		5,100	5,100,000
Series 8A-2016, Class D, 6.59%, 04/20/27		1,500	1,504,418
Series 8A-2016, Class E, 9.64%, 04/20/27		1,000	1,002,097
HPS Loan Management Ltd., Series 9A-2016, Class D2, 8.19%, 07/19/27(a)(b)		1,000	1,010,238
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 07/15/26(a)(b)		2,000	567,060
LCM XV LP, Series 15A, Class CR, 3.14%, 07/20/30(a)(b)		1,000	1,009,519

SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
LCM XVIII LP(a)(b):
Series 18A, Class D, 5.54%, 04/20/27	USD	3,250	$3,258,845
Series 18A, Class INC, 0.00%, 04/20/27		2,565	1,605,367
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class DR, 5.94%, 01/20/29		5,000	5,086,955
Series 2012-10A, Class ER, 9.36%, 01/20/29		2,000	2,057,332
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, 4.99%, 07/20/26(a)(b)		4,221	4,224,129
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, 3.96%, 01/27/26(a)(b)		1,000	1,001,386
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A, Class C, 5.44%, 04/20/26		1,500	1,503,579
Series 2015-16A, Class D, 7.24%, 04/20/26		1,000	1,002,231
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, 4.65%, 04/20/30(a)(b)(c)		1,000	1,000,000
Mill Creek II CLO Ltd., Series 2016-1A, Class E, 9.49%, 04/20/28(a)(b)		1,000	1,001,994
MP CLO VI Ltd.(a)(b):
Series 2014-2A, Class CR, 3.97%, 01/15/27		1,000	1,000,721
Series 2014-2A, Class DR, 5.22%, 01/15/27		3,000	3,003,095
MP CLO VII Ltd., Series 2015-1A, Class DR, 4.23%, 04/18/27(a)(b)		2,750	2,751,797
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, 5.39%, 04/22/29(a)(b)		1,500	1,522,695
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR, 4.38%, 11/14/27		1,500	1,507,848
Series 2014-18A, Class CR, 6.08%, 11/14/27		3,250	3,309,129
Series 2014-18A, Class DR, 9.58%, 11/14/27		1,000	1,025,820
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, 4.22%, 01/15/28(a)(b)		1,000	1,000,368
Neuberger Berman CLO XXI Ltd.(a):
4.45%, 04/15/27		1,000	1,000,000
Series 2016-21A, Class E, 8.74%, 04/20/27(b)		1,000	1,001,575
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class D, 5.58%, 10/17/27		3,750	3,791,304
Series 2016-22A, Class E, 8.48%, 10/17/27		3,000	3,051,800
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, 8.31%, 10/17/27(a)(b)		2,250	2,286,769
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, 4.62%, 01/15/30(a)(b)		1,000	999,315
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 5.94%, 01/23/27(a)(b)		1,950	1,953,218
OCP CLO Ltd.(a)(b):
Series 2012-2A, Class DR, 6.37%, 11/22/25		1,000	1,015,797
Series 2015-8A, Class CR, 4.53%, 04/17/27		1,750	1,754,268
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, 5.00%, 01/15/32	EUR	1,347	1,647,602
Series 2017-2X, Class F, 6.40%, 01/15/32		900	1,093,377
OCP Euro DAC, Series 2017-1X, Class E, 5.35%, 06/18/30(a)		1,700	2,103,956
Octagon Investment Partners 26 Ltd.(a)(b):
Series 2016-1A, Class D, 6.67%, 04/15/27	USD	1,000	1,002,625
Series 2016-1A, Class E, 9.57%, 04/15/27		2,500	2,504,146
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 8.82%, 07/15/27(a)(b)		1,500	1,513,304
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, 8.04%, 07/20/30(a)(b)		1,000	1,020,203
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class E, 7.92%, 07/15/29(a)(b)		2,500	2,546,650

Security		Par (000)	Value
Asset-Backed Securities (continued)
Octagon Investment Partners 33 Ltd.(a)(b):
Series 2017-1A, Class B, 3.25%, 01/20/31	USD	1,500	$1,501,319
Series 2017-1A, Class C, 4.15%, 01/20/31		1,750	1,758,388
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, 4.35%, 01/20/31(a)(b)		850	849,452
Octagon Investment Partners XVII Ltd.(a)(b):
Series 2013-1A, Class A1R2, 2.98%, 01/25/31		1,500	1,501,339
Series 2013-1A, Class BR2, 3.38%, 01/25/31		1,000	999,863
Series 2013-1A, Class CR2, 3.68%, 01/25/31		1,850	1,848,550
Series 2013-1A, Class DR2, 4.48%, 01/25/31		1,000	1,000,272
Series 2013-1A, Class ER2, 7.13%, 01/25/31		1,000	989,323
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 4.49%, 01/22/30(a)(b)		1,750	1,749,187
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 8.44%, 10/20/28(a)(b)		2,250	2,289,164
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(b)		1,500	1,497,718
OZLM Funding IV Ltd., Series 2013-4A, Class BR, 3.94%, 10/22/30(a)(b)		3,000	3,032,112
OZLM Funding Ltd., Series 2012-1A, Class CR2, 5.34%, 07/23/29(a)(b)		1,000	1,017,604
OZLM IX Ltd., Series 2014-9A, Class CR, 5.29%, 01/20/27(a)(b)		2,000	2,004,129
OZLM XI Ltd., Series 2015-11A, Class CR, 5.37%, 10/30/30(a)(b)		5,750	5,841,994
OZLM XII Ltd., Series 2015-12A, Class B, 4.67%, 04/30/27(a)(b)		1,500	1,500,527
OZLM XIII Ltd., Series 2015-13A, Class C, 6.27%, 07/30/27(a)(b)		1,500	1,509,682
OZLM XIV Ltd., Series 2015-14A, Class C, 6.07%, 01/15/29(a)(b)		3,000	3,006,627
OZLM XIX Ltd., Series 2017-19A, Class C, 4.47%, 11/22/30(a)(b)		1,250	1,261,995
OZLME BV, Series 1X, Class E, 6.45%, 01/18/30(a)	EUR	990	1,249,619
OZLME II DAC, Series 2X, Class E, 4.90%, 10/15/30(a)		807	991,962
OZLME III DAC, Series 3X, Class E, 4.80%, 08/24/30(a)		1,900	2,363,765
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class CR, 5.33%, 10/17/27	USD	1,000	1,009,531
Series 2014-1A, Class BR2, 3.58%, 01/17/31		1,000	998,555
Series 2014-1A, Class CR2, 4.38%, 01/17/31		1,825	1,819,986
Series 2014-1A, Class DR2, 7.43%, 01/17/31		1,500	1,492,358
Series 2015-1A, Class BR, 4.44%, 05/21/29		1,500	1,515,981
Series 2015-1A, Class CR, 5.39%, 05/21/29		1,000	1,014,110
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 4.37%, 04/15/26(a)(b)		1,000	1,000,836
Rockford Tower CLO Ltd., Series 2017-3A, Class D, 4.32%, 10/20/30(a)(b)		1,000	998,737
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 07/17/26(a)(b)		2,500	922,475
Sound Point CLO III Ltd., Series 2013-2A, Class DR, 5.07%, 07/15/25(a)(b)		3,250	3,249,934
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, 5.14%, 01/21/26(a)(b)		4,750	4,756,129
Sound Point CLO XII Ltd., Series 2016-2A, Class D, 5.99%, 10/20/28(a)(b)		1,000	1,015,347
Sound Point CLO XV Ltd., Series 2017-1A, Class E, 7.70%, 01/23/29(a)(b)		1,000	1,017,902
Stewart Park CLO Ltd.(a)(b):
Series 2015-1A, Class DR, 4.32%, 01/15/30		2,500	2,499,028
Series 2015-1A, Class ER, 7.00%, 01/15/30		2,500	2,489,829

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Symphony CLO XII Ltd., Series 2013-12A, Class DR, 4.97%, 10/15/25(a)(b)	USD	3,000	$3,002,584
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 7.17%, 07/15/28(a)(b)		1,000	997,493
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 6.52%, 04/15/28(a)(b)		750	751,301
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 5.74%, 01/23/28(a)(b)		1,000	1,020,873
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, 5.09%, 01/22/27(a)(b)		1,000	1,000,922
Treman Park CLO Ltd., Series 2015-1A, Class D, 5.60%, 04/20/27(a)(b)		1,800	1,805,312
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	2,659	4,134,037
Venture XXVI CLO Ltd., Series 2017-26A, Class D, 5.99%, 01/20/29(a)(b)	USD	3,300	3,379,494
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, 4.26%, 04/18/31		2,000	2,000,000
Series 2014-1A, Class CR2, 5.16%, 04/18/31		1,000	1,000,000
Series 2016-3A, Class C, 5.58%, 10/18/27		2,000	2,025,154
Series 2016-3A, Class D, 8.58%, 10/18/27		1,000	1,017,462
Series 2016-4A, Class E2, 8.39%, 07/20/29		1,000	1,020,976
Westcott Park CLO Ltd.(a)(b):
Series 2016-1A, Class D, 6.09%, 07/20/28		1,250	1,281,851
Series 2016-1A, Class E, 8.94%, 07/20/28		1,000	1,033,272
York CLO 1 Ltd., Series 2014-1A, Class DR, 5.14%, 01/22/27(a)(b)		2,500	2,501,882
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, 5.34%, 10/20/29		3,000	3,038,752
Series 2016-1A, Class ER, 8.14%, 10/20/29		2,250	2,276,467

Total Asset-Backed Securities — 3.0% (Cost: $443,198,611)			450,690,260

		Shares
Common Stocks — 1.6%

Auto Components — 0.2%
Lear Corp.		4,315	802,978
UCI International, Inc.(d)		1,260,653	22,849,336

			23,652,314
Chemicals — 0.2%
Advanced Emissions Solutions, Inc.		310,220	3,542,712
Platform Specialty Products Corp.(d)		2,997,947	28,870,230

			32,412,942
Diversified Financial Services — 0.0%(d)
Adelphia Recovery Trust		1,483,417	751
Concrete Investment I SCA(c)(e)		40,610	—

			751
Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		468,380	15,676,679

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp.(d)		306,113	7,423,240
Universal Health Services, Inc., Class B		108,780	12,880,640

			20,303,880
Internet Software & Services — 0.0%
FreedomPay, Inc.(c)(d)		314,534	3

IT Services — 0.1%
First Data Corp., Class A(d)		958,491	15,335,856

Machinery — 0.0%
Gates Industrial Corp. plc(d)		142,390	2,493,249

		Shares	Value
Media — 0.1%
Altice USA, Inc., Class A(d)(f)		886,620	$16,384,738

Metals & Mining — 0.2%
Constellium NV, Class A(d)		2,162,891	23,467,367

Oil, Gas & Consumable Fuels — 0.1%(d)
Halcon Resources Corp.		1,171,718	5,706,267
Laricina Energy Ltd.(c)(g)		376,471	3
Osum Oil Sands Corp.(c)(g)		1,600,000	4,036,170
Peninsula Energy Ltd.(u)		9,249,587	1,679,661

			11,422,101
Real Estate Management & Development — 0.0%
Concrete Investment I SCA(c)(d)(e)		40,610	1,399,120

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(d)		1,381	11,020

Software — 0.2%
KCAD Holdings I Ltd.(d)		4,067,849,248	23,837,597

Transportation Infrastructure — 0.1%
Gener8 Maritime, Inc.(d)		4,104,897	23,192,668

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(d)		503,075	30,707,698

Total Common Stocks — 1.6% (Cost: $330,350,193)			240,297,983

		Par (000)
Corporate Bonds — 80.7%

Aerospace & Defense — 2.1%
Arconic, Inc.:
6.15%, 08/15/20	USD	9,040	9,469,400
5.87%, 02/23/22		1,030	1,081,500
5.13%, 10/01/24		5,364	5,457,870
5.90%, 02/01/27		6,188	6,474,195
6.75%, 01/15/28		5,394	5,987,340
5.95%, 02/01/37		6,335	6,556,725
Bombardier, Inc.(b):
7.75%, 03/15/20		9,602	10,238,133
8.75%, 12/01/21		24,212	26,542,405
6.00%, 10/15/22		839	831,659
6.13%, 01/15/23		35,390	35,301,171
7.50%, 12/01/24		32,833	33,982,155
7.50%, 03/15/25		52,857	54,244,496
7.45%, 05/01/34		5,773	5,801,865
KLX, Inc., 5.88%, 12/01/22(b)		37,431	38,565,159
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		9,038	9,354,330
Leonardo US Holdings, Inc., 6.25%, 01/15/40(b)		177	195,585
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		10,553	11,001,502
TransDigm, Inc.:
6.00%, 07/15/22		33,056	33,717,120
6.50%, 07/15/24		11,038	11,313,950
6.38%, 06/15/26		3,049	3,071,868

			309,188,428
Air Freight & Logistics — 0.1%
Ceva Group plc, 3.00% (3.00% Cash or 9.00% PIK), 09/01/20(b)(h)		704	714,501
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	4,081	5,337,819
XPO Logistics, Inc., 6.50%, 06/15/22(b)	USD	11,779	12,147,094

			18,199,414

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par (000)	Value
Airlines — 0.1%(b)
Air Medical Group Holdings, Inc., 6.38%, 05/15/23	USD	4,910	$4,652,225
Virgin Australia Pass-Through Trust, 7.13%, 10/23/18		6,731	6,806,152

			11,458,377
Auto Components — 0.6%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	4,160	5,195,452
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		2,372	2,950,528
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	5,560	5,511,350
American Axle & Manufacturing, Inc., 6.25%, 03/15/26		4,338	4,304,164
Faurecia SA, 3.63%, 06/15/23	EUR	1,603	2,063,339
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		1,403	1,789,073
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		2,505	3,161,584
Icahn Enterprises LP:
6.00%, 08/01/20	USD	6,801	6,937,020
6.75%, 02/01/24		13,770	14,010,975
6.38%, 12/15/25		13,952	14,021,760
IHO Verwaltungs GmbH(h):
2.75% (2.75% Cash or 3.50% PIK), 09/15/21	EUR	3,037	3,803,745
4.12% (4.12% Cash or 4.88% PIK), 09/15/21(b)	USD	7,074	6,932,520
3.25% (3.25% Cash or 4.00% PIK), 09/15/23	EUR	5,382	6,807,811
4.50% (4.50% Cash or 5.25% PIK), 09/15/23(b)	USD	6,262	6,074,140
3.75% (3.75% Cash or 4.50% PIK), 09/15/26	EUR	1,820	2,333,615
ZF North America Capital, Inc.:
2.75%, 04/27/23		1,500	1,987,958
4.75%, 04/29/25(b)	USD	600	607,500

			88,492,534
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24	EUR	3,261	4,373,622
Fiat Chrysler Finance Europe SA, 4.75%, 07/15/22		2,757	3,817,304
Jaguar Land Rover Automotive plc, 2.20%, 01/15/24		1,695	2,075,310
Tesla, Inc., 5.30%, 08/15/25(b)(i)	USD	27,288	23,808,780
Volvo Car AB, 2.00%, 01/24/25	EUR	2,500	3,053,054

			37,128,070
Banks — 1.7%
ABN AMRO Bank NV(j)(k):
(EUR Swap Annual 5 Year + 5.45%), 5.75%		2,000	2,684,256
(EUR Swap Annual 5 Year + 3.90%), 4.75%		1,500	1,908,520
Allied Irish Banks plc(k):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		1,600	2,200,517
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		6,828	9,000,540
Alpha Bank AE, 2.50%, 02/05/23		3,141	3,860,178
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(j)(k)		600	873,682
Banco BPM SpA:
4.25%, 01/30/19		1,500	1,903,629
2.75%, 07/27/20		4,873	6,247,335
Banco Espirito Santo SA(d)(l):
2.63%, 05/08/17		10,400	3,839,004
4.75%, 01/15/18		12,300	4,426,851
4.00%, 01/21/19		12,000	4,429,620
Bank of Ireland(k):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(j)		1,416	1,927,735
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		5,871	7,514,809

		Par (000)	Value
Banks (continued)
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(k)	GBP	810	$1,110,863
Bankia SA(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)	EUR	1,600	2,069,597
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		3,200	4,080,810
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		1,800	2,352,749
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(j)(k)		1,180	1,647,976
CaixaBank SA(k):
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		1,000	1,228,912
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27		1,800	2,380,478
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		800	1,031,365
CIT Group, Inc.:
5.00%, 08/15/22	USD	6,963	7,128,371
5.25%, 03/07/25		8,589	8,793,590
6.13%, 03/09/28		4,854	5,036,025
6.00%, 04/01/36		21,122	19,933,888
Cooperatieve Rabobank UA(j)(k):
(EUR Swap Annual 5 Year + 5.25%), 5.50%	EUR	2,100	2,787,431
(EUR Swap Annual 5 Year + 6.70%), 6.62%		3,200	4,478,838
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(j)(k)		4,390	6,049,876
Danske Bank A/S, (EUR Swap Annual 6 Year + 4.64%), 5.75%(j)(k)		1,795	2,366,025
DNB Bank ASA, (USD Swap Semi 5 Year + 5.08%), 6.50%(j)(k)	USD	925	961,771
Erste Group Bank AG(j)(k):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	2,200	3,285,609
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	2,246,802
Hongkong & Shanghai Banking Corp. Ltd. (The), (LIBOR USD 3 Month + 0.00%), 2.00%(j)(k)	USD	3,105	2,796,944
HSBC Holdings plc(j)(k):
(USD Swap Rate 5 Year + 3.45%), 6.25%		27,135	27,745,538
(USD Swap Rate 5 Year + 4.37%), 6.38%		1,750	1,800,312
(USD Swap Rate 5 Year + 3.75%), 6.00%		24,266	23,647,217
(USD Swap Rate 5 Year + 3.61%), 6.50%		2,850	2,907,000
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(k)	EUR	1,000	1,235,679
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(j)(k)		3,231	4,330,349
6.63%, 09/13/23		1,630	2,472,405
(EUR Swap Annual 5 Year + 7.19%), 7.75%(j)(k)		1,380	2,073,419
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(j)(k)		1,600	2,038,334
National Bank of Greece SA, 2.75%, 10/19/20		2,683	3,376,527
National Westminster Bank plc, (LIBID USD 3 Month + 0.25%), 2.25%(j)(k)	USD	1,740	1,574,700
Royal Bank of Scotland Group plc(j)(k):
(USD Swap Semi 5 Year + 5.80%), 7.50%		760	790,400
(USD Swap Semi 5 Year + 7.60%), 8.62%		9,963	10,822,309
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(b)(j)(k)		1,100	1,170,125
Swedbank AB, (USD Swap Semi 5 Year + 4.11%), 6.00%(j)(k)		200	204,000
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 2.43%), 5.00%(j)(k)		2,950	2,758,167

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par (000)	Value
Banks (continued)
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(j)(k)	EUR	700	$927,447
(EUR Swap Annual 5 Year + 9.30%), 9.25%(j)(k)		3,117	4,586,704
6.95%, 10/31/22		2,631	3,955,946
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(k)		7,290	9,890,695
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(k)		4,734	6,302,887

			247,194,756
Biotechnology — 0.0%
Grifols SA, 3.20%, 05/01/25		1,500	1,857,727

Building Products — 0.4%
CPG Merger Sub LLC, 8.00%, 10/01/21(b)	USD	17,882	18,038,467
Jeld-Wen, Inc.(b):
4.63%, 12/15/25		5,179	4,932,998
4.88%, 12/15/27		2,364	2,233,980
Standard Industries, Inc.(b):
5.50%, 02/15/23		7,743	8,014,005
5.38%, 11/15/24		1,632	1,652,400
6.00%, 10/15/25		4,892	5,014,300
Titan Global Finance plc:
3.50%, 06/17/21	EUR	1,050	1,360,641
2.38%, 11/16/24		2,436	2,921,842
USG Corp.(b):
5.50%, 03/01/25	USD	2,807	2,926,298
4.88%, 06/01/27		4,833	4,881,330

			51,976,261
Capital Markets — 1.4%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		134,732	135,405,660
6.00%, 08/18/21		21,955	22,009,888
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(b)(h)		14,706	14,816,295
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		5,703	5,902,605
LPL Holdings, Inc., 5.75%, 09/15/25(b)		3,850	3,800,720
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		14,000	14,289,100
UBS Group AG(j)(k):
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	4,838	6,630,061
(USD Swap Semi 5 Year + 4.87%), 7.00%	USD	1,775	1,910,344

			204,764,673
Chemicals — 3.7%
Alpha 3 BV, 6.25%, 02/01/25(b)		39,726	40,222,575
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	1,596	2,053,112
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)	USD	14,885	14,940,819
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		11,573	13,269,023
10.00%, 10/15/25		21,686	25,481,050
CF Industries, Inc.:
7.13%, 05/01/20		2,528	2,698,640
5.15%, 03/15/34		3,410	3,248,025
4.95%, 06/01/43		7,888	6,882,280
Chemours Co. (The):
6.13%, 05/15/23	EUR	1,583	2,039,406
6.63%, 05/15/23	USD	15,199	15,958,950
7.00%, 05/15/25		4,569	4,934,520
5.38%, 05/15/27		14,252	14,287,630

		Par (000)	Value
Chemicals (continued)
CTC BondCo GmbH, 5.25%, 12/15/25	EUR	1,737	$2,120,835
Gates Global LLC, 6.00%, 07/15/22(b)	USD	21,866	22,221,322
Hexion, Inc.:
6.63%, 04/15/20		4,886	4,556,195
10.38%, 02/01/22(b)		10,081	9,753,367
Huntsman International LLC:
4.88%, 11/15/20		11,437	11,651,444
5.13%, 11/15/22		4,958	5,119,135
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	2,961	3,843,208
Koppers, Inc., 6.00%, 02/15/25(b)	USD	12,943	13,223,863
Kronos International, Inc., 3.75%, 09/15/25	EUR	1,645	2,076,413
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	71,435	74,671,007
MPM Escrow LLC, 8.88%, 10/15/20(c)(d)(l)		22,959	—
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		11,899	11,393,292
Olin Corp., 5.13%, 09/15/27		3,102	3,059,347
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		120,740	122,702,025
5.88%, 12/01/25		35,792	34,986,680
PQ Corp.(b):
6.75%, 11/15/22		20,439	21,486,499
5.75%, 12/15/25		21,633	21,416,670
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	2,769	3,543,401
Solvay Finance SA(j)(k):
(EUR Swap Annual 5 Year + 4.89%), 5.12%		5,977	8,174,254
(EUR Swap Annual 5 Year + 3.70%), 5.42%		141	201,469
Tronox Finance plc, 5.75%, 10/01/25(b)	USD	11,510	11,193,475
Venator Finance SARL, 5.75%, 07/15/25(b)		5,352	5,338,620
W.R. Grace & Co.- Conn., 5.13%, 10/01/21(b)		12,700	13,001,625

			551,750,176
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		2,024	2,034,120
ADT Corp. (The):
6.25%, 10/15/21		2,342	2,441,535
3.50%, 07/15/22		5,681	5,276,229
4.13%, 06/15/23		7,667	7,206,980
4.88%, 07/15/32(b)		25,457	22,020,305
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		9,931	10,030,310
Algeco Global Finance plc, 8.00%, 02/15/23(b)		17,804	17,759,490
Algeco Scotsman Global Finance 2 plc, 10.00%, 08/15/23(b)		2,199	2,188,005
APX Group, Inc.:
6.38%, 12/01/19		2,031	2,043,694
8.75%, 12/01/20		17,242	17,328,210
7.88%, 12/01/22		5,779	6,010,160
Aramark Services, Inc.:
5.13%, 01/15/24		10,113	10,315,260
5.00%, 04/01/25(b)		1,140	1,148,892
5.00%, 02/01/28(b)		10,352	10,132,020
Elis SA, 1.88%, 02/15/23	EUR	1,300	1,591,347
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)	USD	7,610	7,743,175
Intrum Justitia AB:
2.75%, 07/15/22	EUR	3,395	4,083,487
3.13%, 07/15/24		1,116	1,327,925
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	9,870	9,820,650
Matthews International Corp., 5.25%, 12/01/25(b)		3,646	3,591,310
Mobile Mini, Inc., 5.88%, 07/01/24		29,648	30,537,440
Paprec Holding SA:
5.25%, 04/01/22	EUR	2,340	2,954,833
(EURIBOR 3 Month + 3.50%), 3.17%, 03/31/25(k)		556	685,629
4.00%, 03/31/25		1,406	1,736,760

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par (000)	Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)	USD	64,581	$69,985,138
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		4,186	4,186,000
SPIE SA, 3.13%, 03/22/24	EUR	1,900	2,355,389
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	27,113	27,508,036
Verisure Holding AB, 6.00%, 11/01/22	EUR	1,305	1,691,435
Verisure Midholding AB, 5.75%, 12/01/23		1,975	2,399,956
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	2,970	2,932,875
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		6,941	6,819,533

			297,886,128
Communications Equipment — 0.4%
CB Escrow Corp., 8.00%, 10/15/25(b)		12,993	12,099,731
CommScope Technologies LLC, 6.00%, 06/15/25(b)		211	219,546
CommScope, Inc., 5.50%, 06/15/24(b)		6,432	6,568,680
Nokia OYJ:
5.38%, 05/15/19		764	771,640
3.38%, 06/12/22		6,967	6,714,794
4.38%, 06/12/27		589	552,924
6.63%, 05/15/39		28,274	30,182,495
Riverbed Technology, Inc., 8.88%, 03/01/23(b)		5,634	5,352,300
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24	EUR	1,530	1,821,702

			64,283,812
Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	USD	18,430	19,190,237
Engility Corp., 8.88%, 09/01/24		15,759	16,384,632
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		15,179	16,279,477
6.25%, 03/15/26		3,662	3,666,578
Tutor Perini Corp., 6.88%, 05/01/25(b)		4,171	4,296,130
Weekley Homes LLC, 6.63%, 08/15/25(b)		3,873	3,824,588

			63,641,642
Consumer Finance — 1.2%
Ally Financial, Inc.:
4.13%, 03/30/20		708	710,655
8.00%, 11/01/31		72,318	88,227,960
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	900	1,145,112
Navient Corp.:
5.00%, 10/26/20	USD	3,770	3,793,563
6.63%, 07/26/21		5,727	5,948,921
6.50%, 06/15/22		9,480	9,799,950
5.50%, 01/25/23		7,308	7,180,110
7.25%, 09/25/23		6,246	6,527,070
6.13%, 03/25/24		1,761	1,754,396
5.88%, 10/25/24		8,246	8,081,080
6.75%, 06/25/25		3,636	3,685,995
5.63%, 08/01/33		10,133	8,866,375
OneMain Financial Holdings LLC, 7.25%, 12/15/21(b)		8,138	8,433,003
Springleaf Finance Corp.:
5.63%, 03/15/23		3,718	3,652,935
6.88%, 03/15/25		18,336	18,404,760

			176,211,885
Containers & Packaging — 2.5%
ARD Finance SA(h):
6.63% (6.63% Cash or 7.38% PIK), 09/15/23	EUR	1,596	2,070,957
7.12% (7.12% Cash or 7.88% PIK), 09/15/23	USD	1,180	1,222,775

		Par (000)	Value
Containers & Packaging (continued)
Ardagh Packaging Finance plc:
6.00%, 06/30/21(b)	USD	25,880	$26,397,600
4.13%, 05/15/23	EUR	2,244	2,884,928
4.63%, 05/15/23(b)	USD	20,046	20,121,172
2.75%, 03/15/24	EUR	2,863	3,558,112
6.75%, 05/15/24		4,707	6,276,785
7.25%, 05/15/24(b)	USD	61,573	65,498,279
6.00%, 02/15/25(b)		38,347	38,538,735
4.75%, 07/15/27	GBP	2,772	3,781,776
4.75%, 07/15/27(b)		4,000	5,457,109
Ball Corp.:
4.00%, 11/15/23	USD	367	357,825
4.38%, 12/15/23	EUR	800	1,112,337
BWAY Holding Co.(b):
5.50%, 04/15/24	USD	40,320	40,572,000
7.25%, 04/15/25		12,814	13,070,280
Crown Americas LLC:
4.75%, 02/01/26(b)		2,865	2,771,888
4.25%, 09/30/26		4,392	4,062,600
Crown European Holdings SA, 3.38%, 05/15/25	EUR	1,695	2,153,875
Hercule Debtco Sarl, 6.75% (6.75% Cash or 7.50% PIK), 06/30/24(h)		532	658,200
Horizon Holdings I SAS, 7.25%, 08/01/23		1,688	2,178,253
Horizon Parent Holdings Sarl, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(h)		2,738	3,559,858
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22(h)		1,395	1,803,587
Kleopatra Holdings 1 SCA, 8.50% (8.50% Cash or 9.25% PIK), 06/30/23(h)		480	524,467
OI European Group BV:
4.00%, 03/15/23(b)	USD	12,187	11,608,118
3.13%, 11/15/24	EUR	1,352	1,688,372
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	26,264	26,592,085
6.87%, 02/15/21		5,166	5,236,862
(LIBOR USD 3 Month + 3.50%), 5.22%, 07/15/21(b)(k)		26,210	26,537,625
7.00%, 07/15/24(b)		40,276	42,163,938
Sealed Air Corp.:
4.88%, 12/01/22(b)		1,838	1,856,380
4.50%, 09/15/23	EUR	1,426	1,967,194
6.88%, 07/15/33(b)	USD	159	176,490
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	1,985	2,481,742
Verallia Packaging SASU, 5.13%, 08/01/22		3,348	4,260,311

			373,202,515
Distributors — 0.2%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21(b)	USD	2,435	2,468,481
American Tire Distributors, Inc., 10.25%, 03/01/22(b)		24,551	25,072,709
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(k)	EUR	975	1,208,686
4.38%, 05/01/22		1,300	1,635,576
LKQ Italia Bondco SpA, 3.88%, 04/01/24		1,789	2,319,131

			32,704,583
Diversified Consumer Services — 0.2%
Cognita Financing plc, 7.75%, 08/15/21	GBP	1,945	2,810,700
Laureate Education, Inc., 8.25%, 05/01/25(b)	USD	10,308	11,055,330
Service Corp. International, 4.50%, 11/15/20		2,900	2,914,500
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		7,966	7,707,105

			24,487,635

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par (000)	Value
Diversified Financial Services — 0.9%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	2,200	$3,047,672
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(k)	EUR	2,123	2,545,320
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(k)		754	914,900
Banca IFIS SpA, (EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(k)		2,911	3,618,869
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	800	1,134,154
7.50%, 10/01/23		1,606	2,354,613
FBM Finance, Inc., 8.25%, 08/15/21(b)	USD	8,115	8,480,175
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(k)	EUR	1,550	1,747,565
HBOS Capital Funding LP, 6.85%(j)	USD	5,750	5,837,975
Infinity Acquisition LLC, 7.25%, 08/01/22(b)		2,990	2,967,575
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	1,340	1,778,537
Jefferies Finance LLC(b):
7.38%, 04/01/20	USD	9,320	9,413,200
6.88%, 04/15/22		22,354	22,130,460
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(h)	EUR	4,576	5,665,104
Mercury Bondco plc(h):
7.13% (7.13% Cash or 7.88% PIK), 05/30/21		4,731	6,001,004
8.25% (8.25% Cash or 9.00% PIK), 05/30/21		5,159	6,610,998
ProGroup AG:
5.13%, 05/01/22		2,405	3,034,989
(EURIBOR 3 Month + 2.50%), 2.50%, 03/31/24(k)		1,527	1,888,442
Tempo Acquisition LLC, 6.75%, 06/01/25(b)	USD	27,510	27,475,612
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		8,423	8,454,586
Vantiv LLC(b):
3.88%, 11/15/25	GBP	2,525	3,489,082
4.38%, 11/15/25	USD	9,769	9,439,296

			138,030,128
Diversified Telecommunication Services — 5.1%
Altice France SA:
5.38%, 05/15/22	EUR	2,585	3,235,803
6.00%, 05/15/22(b)	USD	31,955	31,235,373
6.00%, 05/15/22		1,100	1,075,228
7.38%, 05/01/26(b)		75,295	71,718,488
CCO Holdings LLC(b):
4.00%, 03/01/23		20,133	19,327,680
5.13%, 05/01/23		6,440	6,448,050
5.13%, 05/01/27		68,722	65,244,667
5.00%, 02/01/28		38,126	35,743,125
Cellnex Telecom SA:
2.38%, 01/16/24	EUR	1,600	2,002,094
1.50%, 01/16/26(m)		400	509,209
CenturyLink, Inc.:
6.45%, 06/15/21	USD	23,915	24,393,300
6.75%, 12/01/23		9,947	9,673,458
7.50%, 04/01/24		6,687	6,737,153
5.63%, 04/01/25		3,720	3,357,300
7.60%, 09/15/39		2,294	1,976,487
7.65%, 03/15/42		18,457	15,642,307
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		14,063	12,586,385
eircom Finance DAC, 4.50%, 05/31/22	EUR	2,045	2,574,899
Embarq Corp., 8.00%, 06/01/36	USD	3,164	2,982,070
Escrow Adelphia Commercial Bonds, 10.50%, 07/15/04(d)(l)		800	—

		Par (000)	Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp.:
10.50%, 09/15/22	USD	4,452	$3,723,341
7.13%, 01/15/23		8,790	5,930,525
6.88%, 01/15/25		16,699	9,873,284
11.00%, 09/15/25		48,209	36,126,620
8.50%, 04/01/26(b)		16,396	15,863,130
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		16,324	15,099,700
5.50%, 08/01/23		19,159	15,422,995
9.75%, 07/15/25(b)		31,823	29,714,726
Koninklijke KPN NV(k):
(EUR Swap Annual 5 Year + 5.20%), 6.12%(j)	EUR	3,999	5,043,840
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73	GBP	1,895	2,871,380
Level 3 Financing, Inc.:
5.63%, 02/01/23	USD	14,534	14,547,807
5.38%, 01/15/24		20,709	20,178,435
5.38%, 05/01/25		14,733	14,291,010
5.25%, 03/15/26		35,913	33,848,003
OTE plc, 3.50%, 07/09/20	EUR	4,529	5,851,566
Qualitytech LP, 4.75%, 11/15/25(b)	USD	7,214	6,781,160
Qwest Corp., 6.75%, 12/01/21		7,930	8,501,658
Sprint Capital Corp.:
6.90%, 05/01/19		3,835	3,950,050
8.75%, 03/15/32		47,677	49,822,465
Telecom Italia Capital SA:
6.38%, 11/15/33		13,349	14,483,665
6.00%, 09/30/34		22,866	23,716,615
7.20%, 07/18/36		14,959	17,539,427
7.72%, 06/04/38		2,028	2,479,636
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	937	1,717,875
Telecom Italia SpA:
1.13%, 03/26/22(m)		1,400	1,698,617
5.88%, 05/19/23	GBP	5,900	9,418,996
3.63%, 01/19/24	EUR	823	1,113,985
5.30%, 05/30/24(b)	USD	8,150	8,292,625
2.38%, 10/12/27	EUR	710	855,937
Telesat Canada, 8.88%, 11/15/24(b)	USD	13,664	14,996,240
Virgin Media Finance plc:
4.50%, 01/15/25	EUR	723	899,979
5.75%, 01/15/25(b)	USD	23,016	22,037,820
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	2,025	2,897,896
5.50%, 01/15/25		3,183	4,566,659
5.25%, 01/15/26(b)	USD	9,982	9,607,675
4.88%, 01/15/27	GBP	5,901	8,148,293
6.25%, 03/28/29		100	148,188

			758,524,899
Electric Utilities — 0.2%
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	2,319	2,910,482
DPL, Inc., 7.25%, 10/15/21	USD	1,509	1,635,379
Enel SpA(k):
(EUR Swap Annual 5 Year + 3.65%), 5.00%, 01/15/75	EUR	930	1,227,854
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	950	1,506,893
Gas Natural Fenosa Finance BV(j)(k):
(EUR Swap Annual 8 Year + 3.35%), 4.13%	EUR	2,500	3,262,474
(EUR Swap Annual 9 Year + 3.08%), 3.38%		2,800	3,479,781
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)	USD	8,450	8,196,500

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par (000)	Value
Electric Utilities (continued)
Viridian Group FinanceCo plc:
4.75%, 09/15/24	GBP	410	$539,807
4.00%, 09/15/25	EUR	200	230,670

			22,989,840
Electrical Equipment — 0.4%
Orano SA, 4.88%, 09/23/24		4,700	6,332,511
Sensata Technologies BV, 5.00%, 10/01/25(b)	USD	4,967	4,892,495
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	2,212	2,444,681
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	38,442	40,171,890

			53,841,577
Electronic Equipment, Instruments & Components — 0.2%
Anixter, Inc., 5.63%, 05/01/19		3,455	3,528,419
Belden, Inc., 4.13%, 10/15/26	EUR	1,000	1,291,050
CDW LLC:
5.00%, 09/01/23	USD	12	12,166
5.50%, 12/01/24		23,943	24,967,760
5.00%, 09/01/25		1,007	1,001,965
Itron, Inc., 5.00%, 01/15/26(b)		1,223	1,205,022

			32,006,382
Energy Equipment & Services — 2.2%
CSI Compressco LP, 7.50%, 04/01/25(b)		16,054	16,214,540
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		5,716	5,730,290
Ensco plc:
5.20%, 03/15/25		2,611	2,101,855
7.75%, 02/01/26		18,372	16,856,310
Nabors Industries, Inc.:
4.63%, 09/15/21		576	555,984
5.75%, 02/01/25(b)		8,455	7,979,406
Noble Holding International Ltd.:
7.75%, 01/15/24(i)		9,577	8,882,667
7.70%, 04/01/25		2,200	1,947,000
7.88%, 02/01/26(b)		41,113	40,496,305
Oceaneering International, Inc., 6.00%, 02/01/28		4,867	4,812,569
Parker Drilling Co., 7.50%, 08/01/20		7,696	7,022,600
Pioneer Energy Services Corp., 6.13%, 03/15/22		12,558	10,894,065
Precision Drilling Corp.:
5.25%, 11/15/24		3,342	3,133,125
7.13%, 01/15/26(b)		9,987	9,887,130
Rowan Cos., Inc.:
4.88%, 06/01/22		4,830	4,383,225
4.75%, 01/15/24		4,412	3,672,990
7.38%, 06/15/25		10,447	9,794,063
SESI LLC:
7.13%, 12/15/21		3,760	3,830,500
7.75%, 09/15/24(b)		8,572	8,872,020
Transocean, Inc.:
5.80%, 10/15/22		22,581	21,677,760
9.00%, 07/15/23(b)		46,132	49,072,915
7.50%, 01/15/26(b)		4,225	4,161,625
6.80%, 03/15/38		8,018	6,254,040
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		16,706	15,578,345
USA Compression Partners LP, 6.88%, 04/01/26(b)		13,563	13,766,445
Weatherford International Ltd.:
7.75%, 06/15/21		7,290	6,797,925
8.25%, 06/15/23		3,412	2,975,162
9.88%, 02/15/24		27,764	25,334,650
6.50%, 08/01/36		6,723	4,773,330
5.95%, 04/15/42		16,490	11,130,750

			328,589,591

		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 1.8%
CoreCivic, Inc., 4.75%, 10/15/27	USD	8,697	$8,175,180
CyrusOne LP:
5.00%, 03/15/24		20,688	20,713,860
5.38%, 03/15/27		2,807	2,799,983
Equinix, Inc.:
5.38%, 04/01/23		11,145	11,381,831
2.88%, 03/15/24	EUR	2,791	3,403,793
2.88%, 10/01/25		3,471	4,106,463
5.88%, 01/15/26	USD	10,672	11,125,560
5.38%, 05/15/27		2,500	2,537,500
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		10,046	9,772,749
GEO Group, Inc. (The):
5.13%, 04/01/23		6,026	5,950,675
5.88%, 10/15/24		7,805	7,726,950
6.00%, 04/15/26		2,130	2,082,075
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	1,190	1,450,179
iStar, Inc.:
4.63%, 09/15/20	USD	1,906	1,908,383
6.00%, 04/01/22		4,631	4,642,577
5.25%, 09/15/22		7,702	7,451,685
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		62,145	64,009,350
4.50%, 09/01/26		7,818	7,466,190
4.50%, 01/15/28		29,960	28,096,488
SBA Communications Corp.:
4.00%, 10/01/22(b)		24,874	23,816,855
4.88%, 09/01/24		11,211	10,986,780
Uniti Group LP:
8.25%, 10/15/23		23,378	22,092,210
7.13%, 12/15/24(b)		75	67,875
VICI Properties 1 LLC, 8.00%, 10/15/23		10,638	11,781,898

			273,547,089
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC:
6.63%, 06/15/24		567	508,174
5.75%, 03/15/25		9,427	8,039,345
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	2,800	3,747,678
4.50%, 03/07/24		2,300	2,992,943
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(k)		954	1,167,980
Rite Aid Corp., 6.13%, 04/01/23(b)	USD	13,071	13,169,033

			29,625,153
Food Products — 0.9%
B&G Foods, Inc., 5.25%, 04/01/25		3,306	3,079,705
Chobani LLC, 7.50%, 04/15/25(b)		14,544	14,980,320
Darling Global Finance BV, 4.75%, 05/30/22	EUR	5,573	7,126,824
JBS USA LUX SA(b):
5.88%, 07/15/24	USD	12,211	11,909,388
5.75%, 06/15/25		25,384	23,670,580
6.75%, 02/15/28		15,517	14,896,320
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25		13,112	12,733,194
5.88%, 09/30/27		11,366	10,710,182
Post Holdings, Inc.(b):
5.50%, 03/01/25		8,443	8,316,355
5.00%, 08/15/26		8,404	7,983,800
5.75%, 03/01/27		11,844	11,784,780
5.63%, 01/15/28		3,548	3,388,340

			130,579,788

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Equipment & Supplies — 1.6%
3AB Optique Developpement SAS, 4.00%, 10/01/23	EUR	1,635	$2,000,993
Avantor, Inc.:
4.75%, 10/01/24		2,235	2,729,876
6.00%, 10/01/24(b)	USD	79,710	79,311,450
9.00%, 10/01/25(b)		18,881	18,597,785
DJO Finance LLC, 8.13%, 06/15/21(b)		47,167	47,284,917
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		1,350	1,282,500
5.75%, 08/01/22		7,516	6,426,180
5.63%, 10/15/23		8,049	6,439,200
5.50%, 04/15/25		14,209	11,029,736
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		60,419	58,908,525
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		5,356	5,396,170
Teleflex, Inc., 4.88%, 06/01/26		1,044	1,033,560

			240,440,892
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		3,067	3,067,000
5.63%, 02/15/23		6,194	6,271,425
6.50%, 03/01/24		4,738	4,927,520
Centene Corp., 6.13%, 02/15/24		4,675	4,865,272
Community Health Systems, Inc.:
8.00%, 11/15/19		18,163	16,301,292
5.13%, 08/01/21		3,795	3,529,350
6.25%, 03/31/23		4,594	4,232,223
Constantin Investissement 3 SASU, 5.38%, 04/15/25	EUR	760	921,343
DaVita, Inc., 5.00%, 05/01/25	USD	7,276	7,032,618
Envision Healthcare Corp.:
5.13%, 07/01/22(b)		9,444	9,396,780
5.63%, 07/15/22		7,576	7,610,092
6.25%, 12/01/24(b)		11,072	11,431,840
HCA, Inc.:
5.88%, 03/15/22		14,370	15,142,388
4.75%, 05/01/23		12,027	12,162,304
5.88%, 05/01/23		12,535	12,973,725
5.00%, 03/15/24		51,158	51,669,580
5.38%, 02/01/25		22,115	22,170,287
5.25%, 04/15/25		4,240	4,334,128
5.88%, 02/15/26		3,330	3,388,275
5.25%, 06/15/26		36,285	36,756,705
4.50%, 02/15/27		17,814	17,190,510
5.50%, 06/15/47		55,169	53,307,046
MEDNAX, Inc., 5.25%, 12/01/23(b)		3,042	3,057,210
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		7,479	6,974,168
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		25,487	26,315,327
NVA Holdings, Inc., 6.88%, 04/01/26(b)		13,005	13,102,537
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(h)		40,806	41,622,528
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		4,049	4,210,960
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		6,729	7,014,983
6.75%, 07/01/25		19,741	19,148,770
Synlab Bondco plc, 6.25%, 07/01/22	EUR	3,367	4,311,584
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		2,088	2,746,196
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	21,853	18,741,133
Tenet Healthcare Corp.:
6.75%, 02/01/20		6,005	6,185,150
4.75%, 06/01/20		3,697	3,724,727

Security		Par (000)	Value
Health Care Providers & Services (continued)
6.00%, 10/01/20	USD	13,705	$14,167,544
7.50%, 01/01/22(b)		14,932	15,734,595
8.13%, 04/01/22		66,353	69,173,003
6.75%, 06/15/23(i)		7,026	6,876,697
4.63%, 07/15/24(b)		30,142	28,973,998
5.13%, 05/01/25(b)		5,000	4,806,250
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	1,453	1,802,066
Vizient, Inc., 10.38%, 03/01/24(b)	USD	16,518	18,293,685
WellCare Health Plans, Inc., 5.25%, 04/01/25		7,583	7,611,436

			633,276,250
Health Care Technology — 0.0%
Quintiles IMS, Inc.:
3.25%, 03/15/25(b)	EUR	2,738	3,374,891
3.25%, 03/15/25		1,775	2,187,886

			5,562,777
Hotels, Restaurants & Leisure — 3.4%
1011778 BC ULC(b):
4.63%, 01/15/22	USD	1,127	1,129,817
4.25%, 05/15/24		19,253	18,415,495
5.00%, 10/15/25		88,134	83,921,195
Boyne USA, Inc., 7.25%, 05/01/25(b)		3,859	3,960,299
Burger King France SAS:
(EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(k)	EUR	2,391	2,978,516
6.00%, 05/01/24		2,489	3,231,033
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)	USD	11,925	11,432,259
Cirsa Funding Luxembourg SA:
5.75%, 05/15/21	EUR	1,000	1,267,487
5.88%, 05/15/23		900	1,138,257
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		2,495	3,211,007
7.63%, 11/01/21(b)	USD	500	506,250
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	2,086	2,943,144
4.88%, 08/28/25		1,495	2,103,242
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	4,288	4,352,320
GLP Capital LP:
4.88%, 11/01/20		6,000	6,108,900
5.38%, 11/01/23		918	951,020
5.38%, 04/15/26		5,246	5,324,690
Golden Nugget, Inc., 6.75%, 10/15/24(b)		21,936	22,045,461
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		2,139	2,074,830
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		3,740	3,735,325
International Game Technology plc, 4.75%, 02/15/23	EUR	2,667	3,593,442
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	10,332	10,126,393
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)		2,251	2,386,060
KFC Holding Co., 5.25%, 06/01/26(b)		5,412	5,391,705
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	320	480,275
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)	USD	21,637	20,699,436
MGM Resorts International:
5.25%, 03/31/20		29,189	29,921,936
6.75%, 10/01/20		16,037	17,039,313
6.63%, 12/15/21		29,866	32,059,359
7.75%, 03/15/22		6,697	7,450,412
Newco GB SAS, 8.00% (8.00% Cash or 8.75% PIK), 12/15/22(h)	EUR	1,225	1,505,417
NH Hotel Group SA, 3.75%, 10/01/23		2,314	2,982,506
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	1,471	2,068,857
Pizzaexpress Financing 2 plc, 6.63%, 08/01/21		1,360	1,775,480

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	7,209	$7,272,079
5.25%, 11/15/23		5,096	5,148,489
Scientific Games International, Inc.:
10.00%, 12/01/22		40,601	43,722,202
5.00%, 10/15/25(b)		27,099	26,353,778
3.38%, 02/15/26	EUR	900	1,072,632
Sisal Group SpA, 7.00%, 07/31/23		2,404	3,086,074
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	15,579	15,170,051
5.50%, 04/15/27		3,792	3,754,080
Snaitech SpA, 6.38%, 11/07/21	EUR	2,462	3,210,524
Station Casinos LLC, 5.00%, 10/01/25(b)	USD	13,576	12,897,200
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	767	1,061,982
(LIBOR GBP 3 Month + 4.38%), 4.98%, 03/15/22(k)		1,375	1,916,586
Unique Pub Finance Co. plc (The), 6.46%, 03/30/32		3,900	5,327,997
Viking Cruises Ltd.(b):
6.25%, 05/15/25	USD	7,038	7,038,000
5.88%, 09/15/27		26,634	25,235,715
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		8,825	8,825,000
Wyndham Worldwide Corp.:
4.15%, 04/01/24		5,996	5,980,481
5.10%, 10/01/25		1,285	1,328,767
4.50%, 04/01/27		2,183	2,168,383
Wynn Macau Ltd.(b):
4.88%, 10/01/24		4,366	4,256,850
5.50%, 10/01/27		9,097	8,915,060

			512,053,068
Household Durables — 1.1%
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		11,528	12,245,042
Lennar Corp.:
4.50%, 11/15/19		141	142,057
8.38%, 01/15/21(b)		14,708	16,289,110
4.75%, 04/01/21		2,360	2,401,300
6.25%, 12/15/21(b)		745	787,838
4.13%, 01/15/22		4,941	4,859,226
5.38%, 10/01/22(b)		3,122	3,207,855
4.75%, 11/15/22		11,807	11,880,794
4.88%, 12/15/23		3,677	3,691,156
5.25%, 06/01/26(b)		1,331	1,314,363
4.75%, 11/29/27(b)		14,535	13,917,263
Mattamy Group Corp.(b):
6.88%, 12/15/23		7,759	7,972,372
6.50%, 10/01/25		7,601	7,677,010
MDC Holdings, Inc., 6.00%, 01/15/43		12,297	11,313,240
Meritage Homes Corp., 5.13%, 06/06/27		4,687	4,429,215
PulteGroup, Inc.:
6.38%, 05/15/33		14,380	15,027,100
6.00%, 02/15/35		8,347	8,451,338
Springs Industries, Inc., 6.25%, 06/01/21		2,844	2,883,105
Tempur Sealy International, Inc.:
5.63%, 10/15/23		4,753	4,768,685
5.50%, 06/15/26		5,045	4,855,812
Toll Brothers Finance Corp., 6.75%, 11/01/19		2,610	2,720,925
TRI Pointe Group, Inc.:
4.88%, 07/01/21		1,689	1,700,063
5.88%, 06/15/24		2,686	2,725,484
5.25%, 06/01/27		5,768	5,421,920

Security		Par (000)	Value
Household Durables (continued)
William Lyon Homes, Inc.:
6.00%, 09/01/23(b)	USD	2,784	$2,773,560
5.88%, 01/31/25		2,619	2,564,787
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)		5,993	6,199,009

			162,219,629
Household Products — 0.0%
Diamond BC BV, 5.63%, 08/15/25	EUR	1,530	1,802,767

Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.:
4.50%, 03/15/23	USD	7,539	7,676,210
4.88%, 05/15/23		14,368	14,619,440
5.50%, 04/15/25		7,893	8,159,389
6.00%, 05/15/26		8,753	9,212,532
5.13%, 09/01/27		17,632	17,940,560
Calpine Corp.(b):
5.88%, 01/15/24		8,138	8,217,752
5.25%, 06/01/26		41,664	40,205,760
Dynegy, Inc.:
7.38%, 11/01/22		36,889	38,871,784
5.88%, 06/01/23		3,190	3,270,388
8.00%, 01/15/25(b)		4,696	5,106,900
8.13%, 01/30/26(b)		8,140	8,984,525
NRG Energy, Inc.:
6.25%, 05/01/24		144	148,320
6.63%, 01/15/27		40,706	41,621,885
5.75%, 01/15/28(b)		6,190	6,050,725
NRG Yield Operating LLC, 5.38%, 08/15/24		4,129	4,144,484
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		6,560	6,707,600
Talen Energy Supply LLC, 6.50%, 06/01/25		10,316	7,272,780

			228,211,034
Insurance — 1.2%
Achmea BV, (EURIBOR 3 Month + 4.55%), 4.25%(j)(k)	EUR	700	905,135
Acrisure LLC, 7.00%, 11/15/25(b)		8,719	8,370,240
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		52,642	54,221,260
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	4,398	6,324,654
8.63%, 07/15/23(b)	USD	27,262	28,148,015
Assicurazioni Generali SpA(k):
(LIBOR GBP 3 Month + 2.20%), 6.42%(j)	GBP	2,000	2,995,012
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	2,100	3,244,283
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		1,767	2,497,618
AssuredPartners, Inc., 7.00%, 08/15/25(b)	USD	3,122	3,082,975
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(j)(k)	EUR	1,600	2,133,939
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(j)(k)		1,900	2,574,551
Groupama SA:
(EURIBOR 3 Month + 5.77%), 6.37%(j)(k)		1,600	2,298,987
6.00%, 01/23/27		2,200	3,276,324
HUB International Ltd., 7.88%, 10/01/21(b)	USD	40,155	41,560,425
NFP Corp., 6.88%, 07/15/25(b)		4,651	4,616,117
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(j)(k)	EUR	1,570	2,080,509
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)	USD	3,813	3,813,000

			172,143,044

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.38%, 02/01/21	USD	4,660	$4,823,100
4.38%, 11/15/26		9,172	8,667,540
3.63%, 05/15/27	EUR	2,906	3,513,685
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	3,739	4,525,587

			21,529,912
Internet Software & Services — 0.7%
GTT Communications, Inc., 7.88%, 12/31/24(b)	USD	7,642	7,661,105
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		10,529	10,397,387
United Group BV:
4.38%, 07/01/22	EUR	1,992	2,493,575
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(k)		2,947	3,639,509
Zayo Group LLC:
6.00%, 04/01/23	USD	31,550	32,417,625
6.38%, 05/15/25		10,011	10,361,385
5.75%, 01/15/27(b)		36,693	35,867,408
ZPG plc, 3.75%, 07/15/23	GBP	2,267	3,080,829

			105,918,823
IT Services — 1.4%(b)
Alliance Data Systems Corp.:
6.38%, 04/01/20	USD	3,360	3,360,000
5.88%, 11/01/21		15,351	15,658,020
5.38%, 08/01/22		25,771	25,771,000
First Data Corp.:
7.00%, 12/01/23		27,869	29,254,089
5.75%, 01/15/24		101,290	101,923,063
Gartner, Inc., 5.13%, 04/01/25		9,905	9,905,000
WEX, Inc., 4.75%, 02/01/23		26,120	26,242,764

			212,113,936
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		14,491	14,164,953
6.20%, 10/01/40		3,598	3,058,300
5.45%, 11/01/41		2,111	1,721,098

			18,944,351
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		6,085	6,168,669

Machinery — 1.7%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		56,717	60,810,833
Cleaver-Brooks, Inc., 7.88%, 03/01/23(b)		2,465	2,560,518
Colfax Corp., 3.25%, 05/15/25	EUR	3,429	4,260,612
EnPro Industries, Inc., 5.88%, 09/15/22	USD	10,069	10,408,829
Grinding Media, Inc., 7.38%, 12/15/23(b)		10,254	10,766,700
Navistar International Corp., 6.63%, 11/01/25(b)		11,398	11,398,000
Novelis Corp.(b):
6.25%, 08/15/24		45,781	46,925,525
5.88%, 09/30/26		40,999	40,179,020
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	2,384	2,892,032
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	11,633	11,284,010
SPX FLOW, Inc.(b):
5.63%, 08/15/24		998	1,015,465
5.88%, 08/15/26		2,000	2,055,000
Terex Corp., 5.63%, 02/01/25(b)		11,360	11,374,200
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		27,866	27,778,919
Wabash National Corp., 5.50%, 10/01/25(b)		12,659	12,342,525

			256,052,188

Security		Par (000)	Value
Marine — 0.0%
CMA CGM SA, 5.25%, 01/15/25	EUR	550	$607,753

Media — 7.2%
Acosta, Inc., 7.75%, 10/01/22(b)	USD	11,441	7,207,830
Altice Financing SA(b):
6.63%, 02/15/23		19,471	19,276,290
7.50%, 05/15/26		33,950	33,271,000
Altice Luxembourg SA:
7.25%, 05/15/22	EUR	4,560	5,442,526
7.75%, 05/15/22(b)	USD	59,626	55,377,051
6.25%, 02/15/25	EUR	1,923	2,191,770
Altice US Finance I Corp.(b):
5.38%, 07/15/23	USD	43,538	44,103,994
5.50%, 05/15/26		8,931	8,729,159
AMC Networks, Inc.:
5.00%, 04/01/24		5,314	5,251,135
4.75%, 08/01/25		5,280	5,087,967
CBS Radio, Inc., 7.25%, 11/01/24(b)		4,989	5,082,544
Century Communications Corp., 0.00%, 03/15/13(c)(d)(l)		625	—
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		52,860	52,737,557
7.75%, 07/15/25		50,282	53,173,215
7.50%, 04/01/28		23,238	23,760,855
Clear Channel International BV, 8.75%, 12/15/20(b)		40,003	41,803,135
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		56,700	56,513,656
6.50%, 11/15/22		115,390	117,637,413
CSC Holdings LLC:
10.13%, 01/15/23(b)		82,009	91,029,990
5.25%, 06/01/24		18,618	17,710,373
6.63%, 10/15/25(b)		6,908	7,132,510
10.88%, 10/15/25(b)		74,683	87,751,778
DISH DBS Corp.:
5.88%, 07/15/22		8,289	7,926,356
5.00%, 03/15/23		33,804	30,381,345
5.88%, 11/15/24		9,566	8,525,698
7.75%, 07/01/26		46,152	43,279,038
DISH Network Corp., 3.38%, 08/15/26(m)		12,707	12,239,382
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		897	874,575
5.63%, 03/15/26		4,036	4,086,450
McGraw-Hill Global Education Holdings LLC, 7.88%, 05/15/24(b)		5,926	5,665,375
MDC Partners, Inc., 6.50%, 05/01/24(b)		21,137	20,555,733
Meredith Corp., 6.88%, 02/01/26(b)		8,414	8,634,867
Midcontinent Communications, 6.88%, 08/15/23(b)		15,288	16,071,510
Outfront Media Capital LLC, 5.63%, 02/15/24		2,468	2,474,417
Radiate Holdco LLC(b):
6.88%, 02/15/23		3,247	3,141,473
6.63%, 02/15/25		12,210	11,233,200
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		6,884	6,470,960
TEGNA, Inc., 5.50%, 09/15/24(b)		2,505	2,555,100
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		16,200	15,491,250
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	7,543	9,837,233
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		2,123	2,818,124
Townsquare Media, Inc., 6.50%, 04/01/23(b)	USD	4,806	4,517,640
Unitymedia GmbH, 3.75%, 01/15/27	EUR	3,304	4,269,409

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Unitymedia Hessen GmbH & Co. KG:
5.63%, 04/15/23	EUR	943	$1,193,721
3.50%, 01/15/27		1,071	1,380,408
6.25%, 01/15/29		3,233	4,478,960
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	14,433	13,748,876
5.13%, 02/15/25		4,400	4,103,000
UPCB Finance IV Ltd.:
5.38%, 01/15/25(b)		6,409	6,184,685
4.00%, 01/15/27	EUR	7,592	9,608,745
UPCB Finance VII Ltd., 3.63%, 06/15/29		2,294	2,736,420
Urban One, Inc., 7.38%, 04/15/22(b)	USD	4,415	4,370,850
Videotron Ltd., 5.13%, 04/15/27(b)		12,558	12,306,840
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	6,256	8,601,133
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		1,325	1,867,154
Vue International Bidco plc, 7.88%, 07/15/20		1,737	2,476,612
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	1,820	2,342,544
5.50%, 04/15/26(b)	USD	5,833	5,862,165
Ziggo Bond Co. BV, 7.13%, 05/15/24	EUR	1,000	1,328,473
Ziggo Bond Finance BV:
4.63%, 01/15/25		2,501	3,092,521
5.88%, 01/15/25(b)	USD	20,731	19,590,795
Ziggo Secured Finance BV:
4.25%, 01/15/27	EUR	3,203	3,971,399
5.50%, 01/15/27(b)	USD	8,719	8,193,332

			1,078,759,516
Metals & Mining — 3.8%
ArcelorMittal, 7.00%, 03/01/41		363	421,988
Big River Steel LLC, 7.25%, 09/01/25(b)		11,110	11,526,625
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		10,199	9,893,030
Constellium NV:
5.75%, 05/15/24(b)		24,965	24,465,700
6.63%, 03/01/25(b)		14,669	14,852,362
4.25%, 02/15/26	EUR	1,589	1,978,061
5.88%, 02/15/26(b)	USD	16,091	15,849,635
First Quantum Minerals Ltd.(b):
6.50%, 03/01/24		8,984	8,523,570
6.88%, 03/01/26		6,561	6,232,950
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		33,593	33,216,758
4.00%, 11/14/21		18,404	18,311,980
3.55%, 03/01/22		46,065	44,567,888
3.88%, 03/15/23		30,913	29,874,323
5.40%, 11/14/34		8,369	7,952,977
5.45%, 03/15/43		78,044	71,777,067
Joseph T. Ryerson & Son, Inc., 11.00%, 05/15/22(b)		12,029	13,261,973
Kaiser Aluminum Corp., 5.88%, 05/15/24		5,126	5,305,410
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	4,163	5,228,294
Ovako AB, 5.00%, 10/05/22		2,500	3,159,734
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		810	1,041,614
Signode Industrial Group Lux SA, 6.38%, 05/01/22(b)	USD	19,009	19,555,509
Steel Dynamics, Inc.:
5.25%, 04/15/23		8,386	8,490,825
5.50%, 10/01/24		3,898	4,019,618
4.13%, 09/15/25		10,081	9,602,152
5.00%, 12/15/26		9,205	9,205,000

Security		Par (000)	Value
Metals & Mining (continued)
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)	USD	16,526	$17,021,780
Teck Resources Ltd.:
4.50%, 01/15/21		2,085	2,098,031
4.75%, 01/15/22		2,611	2,643,637
3.75%, 02/01/23		31,547	30,322,976
8.50%, 06/01/24(b)		67,518	75,026,002
5.20%, 03/01/42		13,948	13,041,380
5.40%, 02/01/43		14,395	13,711,238
thyssenkrupp AG:
2.75%, 03/08/21	EUR	1,032	1,336,363
1.38%, 03/03/22		5,695	7,034,251
2.50%, 02/25/25		843	1,087,027
United States Steel Corp.:
6.88%, 08/15/25	USD	14,619	15,021,022
6.25%, 03/15/26		15,671	15,631,823

			572,290,573
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		14,033	14,313,660
4.75%, 03/15/25(b)		5,452	5,315,700

			19,629,360
Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	1,670	2,407,433
Dollar Tree, Inc., 5.75%, 03/01/23	USD	331	345,506
JC Penney Corp., Inc.:
8.13%, 10/01/19(i)		604	640,995
6.38%, 10/15/36		4,185	2,594,700
7.40%, 04/01/37		1,478	990,260
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		13,907	8,796,178

			15,775,072
Multi-Utilities — 0.0%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(k)	EUR	1,743	2,210,730

Oil, Gas & Consumable Fuels — 9.4%
Aker BP ASA, 5.88%, 03/31/25(b)	USD	12,078	12,228,975
Alta Mesa Holdings LP, 7.88%, 12/15/24		7,489	7,797,921
Antero Midstream Partners LP, 5.38%, 09/15/24		3,720	3,747,900
Antero Resources Corp.:
5.13%, 12/01/22		2,986	3,008,395
5.63%, 06/01/23		801	817,020
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		11,126	12,016,080
California Resources Corp., 8.00%, 12/15/22(b)		16,692	13,103,220
Callon Petroleum Co., 6.13%, 10/01/24		9,388	9,602,046
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		900	873,000
7.63%, 01/15/22		7,158	7,086,420
Capital Stage Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(j)(k)(m)	EUR	900	1,183,262
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23	USD	7,682	7,682,000
8.25%, 07/15/25		12,259	12,841,302
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		12,066	13,348,013
5.88%, 03/31/25		22,173	23,198,501
5.13%, 06/30/27		13,584	13,482,120
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		4,570	4,507,162

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.:
5.75%, 03/15/23	USD	2,015	$1,816,019
8.00%, 01/15/25(b)		5,149	4,981,657
8.00%, 06/15/27(b)		41,114	39,263,870
CNX Resources Corp., 5.88%, 04/15/22		74,349	74,813,681
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		20,996	22,419,529
Continental Resources, Inc.:
3.80%, 06/01/24		1,360	1,309,000
4.38%, 01/15/28(b)		19,897	19,399,575
4.90%, 06/01/44		5,299	5,073,792
Covey Park Energy LLC, 7.50%, 05/15/25(b)		29,036	28,745,640
Crestwood Midstream Partners LP, 6.25%, 04/01/23		14,380	14,487,850
CrownRock LP, 5.63%, 10/15/25(b)		35,907	35,547,930
DCP Midstream Operating LP(b):
6.45%, 11/03/36		11,854	12,743,050
6.75%, 09/15/37		7,655	8,420,500
DEA Finance SA, 7.50%, 10/15/22	EUR	1,600	2,153,977
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	30,757	31,333,694
Diamondback Energy, Inc., 5.38%, 05/31/25		11,921	12,105,775
Eclipse Resources Corp., 8.88%, 07/15/23		4,630	4,369,562
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		4,434	4,411,830
5.75%, 01/30/28		10,343	10,304,214
Energy Transfer Equity LP:
7.50%, 10/15/20		10,420	11,221,037
4.25%, 03/15/23		12,598	12,220,060
5.88%, 01/15/24		5,047	5,211,028
5.50%, 06/01/27		13,564	13,597,910
EP Energy LLC:
9.38%, 05/01/20		452	420,360
9.38%, 05/01/24(b)		28,290	20,121,262
8.00%, 11/29/24(b)		21,662	21,770,310
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		11,315	11,824,175
5.63%, 02/01/26		13,621	12,871,845
Genesis Energy LP:
6.50%, 10/01/25		4,730	4,635,400
6.25%, 05/15/26		8,756	8,340,090
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		26,306	26,963,650
Gulfport Energy Corp.:
6.63%, 05/01/23		8,333	8,416,330
6.00%, 10/15/24		5,312	5,039,760
6.38%, 05/15/25		7,516	7,196,570
6.38%, 01/15/26		1,391	1,321,450
Halcon Resources Corp.:
6.75%, 02/15/25		31,317	30,768,953
6.75%, 02/15/25(b)		3,173	3,097,641
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		14,275	14,025,187
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		9,952	9,379,760
Jones Energy Holdings LLC, 9.25%, 03/15/23(b)		1,483	1,412,557
Matador Resources Co., 6.88%, 04/15/23		12,245	12,734,800
MEG Energy Corp.(b):
6.38%, 01/30/23		8,612	7,191,020
7.00%, 03/31/24		13,566	11,191,950
6.50%, 01/15/25		26,348	25,557,560
Murphy Oil Corp.:
4.45%, 12/01/22		2,058	1,991,115
5.75%, 08/15/25		1,922	1,893,170
5.88%, 12/01/42		4,458	4,079,070

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.:
5.63%, 07/01/24	USD	7,906	$8,340,830
5.38%, 01/01/26		5,948	6,141,310
NGL Energy Partners LP:
5.13%, 07/15/19		9,992	9,967,020
6.88%, 10/15/21		27,870	27,800,325
NGPL PipeCo LLC(b):
4.38%, 08/15/22		9,296	9,237,900
7.77%, 12/15/37		30,583	37,005,430
Oasis Petroleum, Inc.:
6.50%, 11/01/21		4,879	4,952,185
6.88%, 03/15/22		1,406	1,426,021
6.88%, 01/15/23		1,287	1,303,088
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(k)	EUR	2,517	3,223,154
Parkland Fuel Corp., 6.00%, 04/01/26(b)	USD	4,904	4,928,520
Parsley Energy LLC(b):
6.25%, 06/01/24		661	684,961
5.38%, 01/15/25		22,374	22,318,065
5.25%, 08/15/25		6,070	6,016,888
5.63%, 10/15/27		6,624	6,624,000
PBF Holding Co. LLC, 7.25%, 06/15/25		12,853	13,351,054
PDC Energy, Inc.:
6.13%, 09/15/24		1,802	1,838,040
5.75%, 05/15/26(b)		4,128	4,055,760
QEP Resources, Inc.:
5.38%, 10/01/22		10,864	10,850,420
5.63%, 03/01/26		4,578	4,326,210
Raffinerie Heide GmbH, 6.38%, 12/01/22	EUR	340	423,449
Range Resources Corp.:
5.88%, 07/01/22	USD	14,907	14,981,535
5.00%, 03/15/23		7,721	7,402,895
4.88%, 05/15/25		11,389	10,563,297
Repsol International Finance BV(k):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	2,565	3,378,641
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		3,268	4,397,286
Resolute Energy Corp., 8.50%, 05/01/20	USD	23,959	23,899,103
Rockies Express Pipeline LLC(b):
5.63%, 04/15/20		8,215	8,502,607
6.88%, 04/15/40		26,450	30,506,901
RSP Permian, Inc.:
6.63%, 10/01/22		14,774	15,438,682
5.25%, 01/15/25		4,518	4,670,483
Sanchez Energy Corp.:
7.75%, 06/15/21		26,769	24,627,480
6.13%, 01/15/23		11,070	8,074,181
7.25%, 02/15/23(b)		8,012	8,052,060
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		7,279	6,951,445
SM Energy Co.:
6.50%, 11/15/21		4,350	4,377,188
6.13%, 11/15/22		7,859	7,859,000
6.50%, 01/01/23		9,818	9,744,365
5.00%, 01/15/24		3,816	3,539,340
5.63%, 06/01/25(i)		3,290	3,117,275
6.75%, 09/15/26		1,581	1,565,190
Southwestern Energy Co.:
6.70%, 01/23/25		4,452	4,320,666
7.50%, 04/01/26		18,440	18,624,400
7.75%, 10/01/27		3,607	3,670,123
Sunoco LP, 4.88%, 01/15/23(b)		23,064	22,227,930

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24	USD	10,239	$10,418,183
5.50%, 01/15/28		22,031	22,223,771
Targa Resources Partners LP:
5.13%, 02/01/25		6,787	6,753,065
5.38%, 02/01/27		7,589	7,560,542
5.00%, 01/15/28(b)		14,667	13,988,651
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		9,836	9,454,855
6.63%, 06/15/25(n)		2,870	3,085,250
5.00%, 01/31/28		9,831	9,327,161
Tullow Oil plc, 7.00%, 03/01/25(b)		1,800	1,800,000
Whiting Petroleum Corp., 6.63%, 01/15/26(b)		11,456	11,541,920
WildHorse Resource Development Corp., 6.88%, 02/01/25		7,792	7,811,480
Williams Cos., Inc. (The):
8.75%, 03/15/32		3,057	4,050,525
5.75%, 06/24/44		51,786	54,763,695
WPX Energy, Inc.:
7.50%, 08/01/20		11,400	12,198,000
6.00%, 01/15/22		12,081	12,413,228
8.25%, 08/01/23		2,994	3,353,280

			1,400,768,811
Paper & Forest Products — 0.2%
Mercer International, Inc.:
7.75%, 12/01/22		282	299,625
6.50%, 02/01/24		7,141	7,480,197
5.50%, 01/15/26(b)		4,404	4,370,970
Norbord, Inc., 6.25%, 04/15/23(b)		10,791	11,357,528
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	1,795	2,294,243
Stora Enso OYJ, 2.50%, 06/07/27		1,550	1,926,613

			27,729,176
Personal Products — 0.1%
Coty, Inc.:
4.00%, 04/15/23		1,820	2,253,415
4.75%, 04/15/26		1,790	2,202,506
6.50%, 04/15/26(b)	USD	4,945	4,969,725
Prestige Brands, Inc., 6.38%, 03/01/24(b)		206	211,150

			9,636,796
Pharmaceuticals — 2.1%
Catalent Pharma Solutions, Inc.:
4.75%, 12/15/24	EUR	900	1,157,302
4.88%, 01/15/26(b)	USD	18,383	17,923,425
Endo Dac, 6.00%, 07/15/23(b)		11,774	8,889,370
Endo Finance LLC(b):
5.75%, 01/15/22		4,585	3,759,700
7.25%, 01/15/22		8,096	7,023,280
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		9,465	10,056,563
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	1,302	1,578,195
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		1,561	1,914,521
Teva Pharmaceutical Finance Netherlands II BV:
3.25%, 04/15/22		367	452,388
1.25%, 03/31/23		3,261	3,629,308
4.50%, 03/01/25		694	856,067
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	20,841	20,152,774
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(b)		21,843	21,924,911
6.75%, 08/15/21(b)		5,965	5,979,912
5.63%, 12/01/21(b)		12,218	11,668,190

Security		Par (000)	Value
Pharmaceuticals (continued)
6.50%, 03/15/22(b)	USD	17,550	$18,120,375
7.25%, 07/15/22(b)		854	854,000
5.50%, 03/01/23(b)		17,578	15,380,750
4.50%, 05/15/23	EUR	3,524	3,836,586
5.88%, 05/15/23(b)	USD	51,431	45,387,343
7.00%, 03/15/24(b)		33,157	34,566,173
6.13%, 04/15/25(b)		43,361	37,420,543
5.50%, 11/01/25(b)		33,512	32,623,932
9.25%, 04/01/26(b)		5,003	4,983,989

			310,139,597
Professional Services — 0.9%
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		11,299	11,016,525
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(b)		20,616	21,337,560
IHS Markit Ltd.(b):
4.75%, 02/15/25		14,304	14,518,560
4.00%, 03/01/26		4,135	3,969,600
Jaguar Holding Co. II, 6.38%, 08/01/23(b)		71,073	71,872,571
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	3,441	4,311,460

			127,026,276
Real Estate Management & Development — 0.4%
ADLER Real Estate AG:
4.75%, 04/08/20		1,390	1,775,298
2.13%, 02/06/24		2,550	3,107,416
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 4.00%, 10/05/78(k)		925	1,138,223
Aroundtown SA, 1.50%, 01/18/21(m)		900	1,392,562
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(j)(k)	USD	3,250	3,163,875
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(j)(k)	EUR	1,600	2,036,149
Fastighets AB Balder, (EUR Swap Annual 5 Year + 2.90%), 3.00%, 03/07/78(k)		1,018	1,209,196
Five Point Operating Co. LP, 7.88%, 11/15/25(b)	USD	8,571	8,645,996
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		9,998	9,973,005
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		10,767	10,632,412
Realogy Group LLC(b):
5.25%, 12/01/21		7,851	7,892,610
4.88%, 06/01/23		182	174,265
RESIDOMO Sro, 3.38%, 10/15/24	EUR	3,222	3,970,853
Summit Germany Ltd., 2.00%, 01/31/25		1,140	1,362,092

			56,473,952
Road & Rail — 0.7%
Ashtead Capital, Inc., 5.63%, 10/01/24(b)	USD	5,904	6,140,160
Avis Budget Car Rental LLC, 5.13%, 06/01/22(b)		1,663	1,663,083
Avis Budget Finance plc, 4.13%, 11/15/24	EUR	2,081	2,625,093
EC Finance plc, 2.38%, 11/15/22		1,585	1,953,189
Europcar Groupe SA:
5.75%, 06/15/22		910	1,160,299
4.13%, 11/15/24		3,341	4,100,656
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	3,062	3,268,685
7.75%, 06/01/24		6,786	7,345,845
Hertz Corp. (The), 7.63%, 06/01/22(b)		20,087	20,388,305
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	3,407	4,192,143
Loxam SAS:
3.50%, 04/15/22		328	417,713
3.50%, 05/03/23		2,194	2,773,819
4.25%, 04/15/24		2,995	3,880,388
6.00%, 04/15/25		1,005	1,330,646

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Road & Rail (continued)
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	13,255	$12,592,250
5.25%, 08/15/22		17,010	16,664,697
Watco Cos. LLC, 6.38%, 04/01/23(b)		7,749	7,942,725

			98,439,696
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc.:
7.50%, 08/15/22		4,083	4,450,470
7.00%, 07/01/24		2,670	2,803,500
Entegris, Inc., 4.63%, 02/10/26(b)		10,792	10,523,387
Micron Technology, Inc., 5.50%, 02/01/25		544	564,400
Microsemi Corp., 9.13%, 04/15/23(b)		1,290	1,436,737
NXP BV(b):
4.13%, 06/15/20		9,944	10,093,160
4.13%, 06/01/21		14,934	15,083,340
4.63%, 06/15/22		15,667	16,019,508
3.88%, 09/01/22		3,756	3,727,830
5.75%, 03/15/23		5,137	5,284,689
4.63%, 06/01/23		12,038	12,252,276
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		9,603	10,092,273
Versum Materials, Inc., 5.50%, 09/30/24(b)		4,281	4,420,133

			96,751,703
Software — 3.2%
Ascend Learning LLC, 6.88%, 08/01/25(b)		16,335	16,784,212
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		25,183	25,151,521
CDK Global, Inc., 4.88%, 06/01/27(b)		13,663	13,150,638
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		13,766	13,649,677
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		32,407	35,971,770
Infor Software Parent LLC, 7.13% (7.13% Cash or 7.88% PIK), 05/01/21(b)(h)		13,082	13,217,922
Infor US, Inc., 6.50%, 05/15/22		76,682	78,023,935
Informatica LLC, 7.13%, 07/15/23(b)		41,362	41,258,595
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		51	51,326
6.00%, 07/01/24		7,837	8,032,925
5.63%, 12/15/26		2,396	2,354,070
PTC, Inc., 6.00%, 05/15/24		7,018	7,351,355
RP Crown Parent LLC, 7.38%, 10/15/24(b)		23,793	24,625,755
Solera LLC, 10.50%, 03/01/24(b)		79,675	88,638,438
Sophia LP, 9.00%, 09/30/23(b)		8,854	9,296,700
Symantec Corp., 5.00%, 04/15/25(b)		10,430	10,519,178
TIBCO Software, Inc., 11.38%, 12/01/21(b)		48,943	53,286,691
Veritas US, Inc.(b):
7.50%, 02/01/23		14,606	14,642,515
10.50%, 02/01/24		24,345	22,762,575

			478,769,798
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		18,484	18,807,470
Beacon Escrow Corp., 4.88%, 11/01/25(b)		5,217	4,969,192
Group 1 Automotive, Inc.:
5.00%, 06/01/22		4,355	4,388,969
5.25%, 12/15/23(b)		1,758	1,758,000
L Brands, Inc.:
6.88%, 11/01/35		22,050	21,388,500
6.75%, 07/01/36		4,349	4,175,040
Masaria Investments SAU, 5.00%, 09/15/24	EUR	1,838	2,264,394

Security		Par (000)	Value
Specialty Retail (continued)
Penske Automotive Group, Inc.:
5.75%, 10/01/22	USD	12,957	$13,280,925
5.50%, 05/15/26		860	844,950
PetSmart, Inc., 5.88%, 06/01/25(b)		10,377	7,497,383
Staples, Inc., 8.50%, 09/15/25(b)		11,093	10,261,025

			89,635,848
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(b)		31,583	33,777,071
Western Digital Corp., 4.75%, 02/15/26		33,210	33,136,938

			66,914,009
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 3.38%, 03/15/27	EUR	1,845	2,314,244
PVH Corp.:
7.75%, 11/15/23	USD	450	531,000
3.13%, 12/15/27	EUR	4,419	5,362,356
SMCP Group SAS, 5.88%, 05/01/23		905	1,187,399

			9,394,999
Thrifts & Mortgage Finance — 0.1%
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27		700	930,618
Jerrold Finco plc:
6.25%, 09/15/21	GBP	2,492	3,501,870
6.13%, 01/15/24		2,744	3,756,204
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	1,911	1,911,000
5.25%, 10/01/25		9,689	9,180,328
Radian Group, Inc.:
5.25%, 06/15/20		519	535,219
7.00%, 03/15/21		1,425	1,540,781

			21,356,020
Trading Companies & Distributors — 1.2%
Aircastle Ltd.:
7.63%, 04/15/20		1,026	1,097,820
5.50%, 02/15/22		10,450	10,894,125
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		7,593	7,972,650
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		10,506	10,427,205
HD Supply, Inc., 5.75%, 04/15/24(b)		106,870	112,582,202
Rexel SA, 2.63%, 06/15/24	EUR	2,614	3,279,286
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	3,804	3,870,570
5.50%, 07/15/25		6,203	6,350,321
4.63%, 10/15/25		14,630	14,227,675
5.88%, 09/15/26		322	334,880
5.50%, 05/15/27		492	495,690

			171,532,424
Transportation Infrastructure — 0.0%
Swissport Financing Sarl:
6.75%, 12/15/21	EUR	1,730	2,181,934
9.75%, 12/15/22		490	630,063

			2,811,997
Water Utilities — 0.1%
Core & Main LP, 6.13%, 08/15/25(b)	USD	20,870	20,400,425

Wireless Telecommunication Services — 2.9%
Digicel Group Ltd.(b):
8.25%, 09/30/20		7,384	6,350,240
7.13%, 04/01/22		7,385	5,760,300
Digicel Ltd., 6.00%, 04/15/21(b)		51,262	48,122,202
Hughes Satellite Systems Corp., 5.25%, 08/01/26		19,923	19,524,540

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wireless Telecommunication Services (continued)
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	3,992	$4,946,094
(EURIBOR 3 Month + 3.25%), 3.25%, 02/01/23(k)		145	178,415
4.00%, 11/15/27		2,881	3,408,447
SoftBank Group Corp.:
4.75%, 09/19/24	USD	4,013	3,882,256
4.75%, 07/30/25	EUR	2,908	3,721,704
(USD Swap Rate 5 Year + 4.85%), 6.87%(j)(k)	USD	10,710	10,178,142
Sprint Communications, Inc.(b):
9.00%, 11/15/18		187	192,844
7.00%, 03/01/20		48,139	50,545,950
Sprint Corp.:
7.88%, 09/15/23		55,596	56,707,920
7.13%, 06/15/24		68,758	67,039,050
7.63%, 02/15/25(i)		30,668	30,131,310
7.63%, 03/01/26		24,187	23,599,256
Telefonica Europe BV(j)(k):
(EUR Swap Annual 5 Year + 5.04%), 6.50%	EUR	1,000	1,264,666
(EUR Swap Annual 5 Year + 3.81%), 4.20%		8,000	10,347,809
(EUR Swap Annual 6 Year + 3.80%), 5.00%		2,200	2,906,495
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,600	2,445,149
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	1,800	2,657,506
(EUR Swap Annual 5 Year + 3.86%), 3.75%		1,600	2,049,816
(EUR Swap Annual 5 Year + 2.33%), 2.63%		2,100	2,525,677
(EUR Swap Annual 10 Year + 4.30%), 5.88%		500	699,491
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	6,723	6,689,385
6.00%, 03/01/23		6,884	7,159,360
6.00%, 04/15/24		5,556	5,787,130
6.38%, 03/01/25		6,884	7,193,780
4.50%, 02/01/26		24,620	23,635,200
4.75%, 02/01/28		28,304	27,207,220
Wind Tre SpA, 3.13%, 01/20/25	EUR	1,000	1,084,334

			437,941,688

Total Corporate Bonds — 80.7% (Cost: $11,970,349,006)			12,013,596,622

Floating Rate Loan Interests — 10.1%(o)

Aerospace & Defense — 0.1%
Sequa Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.07%, 11/28/21	USD	10,778	10,903,332
Sequa Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 10.75%, 04/28/22		3,845	3,893,062

			14,796,394
Air Freight & Logistics — 0.3%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month - 0.10%), 2.21%, 03/19/21(c)		9,281	9,049,424
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		9,432	9,247,502
Ceva Logistics Canada ULC, Canadian Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		1,425	1,397,355
Ceva Logistics U.S. Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		13,433	13,170,186
XPO Logistics, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.92%, 02/24/25		6,689	6,709,622

			39,574,089

Security		Par (000)	Value
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan:
(LIBOR USD 6 Month + 1.23%), 3.30% , 09/10/18(c)	USD	2,091	$2,071,976

			2,071,976
Auto Components — 0.0%(c)(p)
EOC Group, Inc., Term Loan, 03/15/25		867	866,958
EOC Group, Inc., Term Loan B, (LIBOR USD 6 Month + 3.25%), 03/15/25		5,415	5,415,453

			6,282,411
Chemicals — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.13%, 08/12/22		29,346	29,401,394
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.05%, 04/01/24		722	725,290
Greenrock Element Materials, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.80%, 06/28/24		3,218	3,238,047
Invictus Co., Term Loan B, 03/28/25(p)		5,460	5,497,446
Invictus Co., Term Loan B 26, 03/28/26(p)		2,977	3,016,683
PQ Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.29%, 02/08/25		4,221	4,235,697
W.R. Grace, Term Loan B1, 02/23/25(p)		4,457	4,469,666
W.R. Grace, Term Loan B2, 02/23/25(p)		7,640	7,662,285

			58,246,508
Commercial Services & Supplies — 0.5%
Access CIG LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.63%, 02/27/25		2,998	3,028,559
Access CIG LLC, 2nd Lien Term Loan B, (LIBOR USD 6 Month + 7.75%), 9.63%, 02/27/26		1,028	1,034,136
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.99% - 6.55%, 06/21/24		67,649	68,203,353
Verisure Holding AB, Term Loan B1E, 10/21/22(p)	EUR	4,000	4,872,090
West Corp., Term Loan, 10/10/24(p)	USD	3,605	3,636,004

			80,774,142
Construction & Engineering — 0.3%
Ply Gem, Inc., Term Loan B, 04/01/25(c)(p)		38,524	38,524,000

Containers & Packaging — 0.0%
Verallia Packaging SAS, Term Loan B4, 10/22/22(p)	EUR	4,000	4,885,920

Diversified Consumer Services — 0.1%
Laureate Education, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.38%, 04/26/24	USD	12,500	12,553,814

Diversified Financial Services — 0.1%(p)
Sedgwick Claims Management Services, 1st Lien Term Loan, 03/01/21		7,603	7,593,036
Sedgwick Claims Management Services, 2nd Lien Term Loan, 02/28/22		7,485	7,507,455

			15,100,491
Diversified Telecommunication Services — 0.4%
Centurylink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.63%, 01/31/25		48,288	47,453,078
Eircom Finco Sarl, Term Loan B6, 04/19/24(p)	EUR	5,000	6,140,315

			53,593,393
Electrical Equipment — 0.0%
Graftech Finance, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.24%, 02/12/25(c)	USD	4,562	4,562,000

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services — 0.3%
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.46%, 11/17/22(c)	USD	34,064	$35,256,240
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 4.18%, 07/13/20		15,466	15,214,726

			50,470,966
Food & Staples Retailing — 0.0%
Sigma Bidco, Term Loan B, 03/07/25(p)		6,731	6,722,586

Food Products — 0.1%
CH Guenther & Son, Inc., Term Loan B, 03/21/25(c)(p)		5,303	5,309,629
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.38%, 10/10/23		3,809	3,824,460
Froneri International plc, Term Loan B, (EURIBOR 1 Month + 2.63%), 2.63%, 01/31/25	EUR	3,000	3,695,964
JBS USA LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 4.68%, 10/30/22	USD	7,611	7,583,839

			20,413,892
Gas Utilities — 0.1%
BCP Renaissance Parent LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.77%, 10/31/24		11,136	11,182,515

Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, Term Loan, 06/08/20(p)		37,846	38,004,015
Immucor, Inc., Term Loan B3, (LIBOR USD 3 Month + 5.00%), 7.30%, 06/15/21		41,503	42,437,203

			80,441,218
Health Care Providers & Services — 0.3%
Domus VI SAS, Term Loan B, 10/11/24(p)	EUR	4,220	5,189,591
HCA, Inc., Term Loan B10, 03/13/25(p)	USD	7,116	7,168,231
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.63%, 04/29/22		7,636	7,788,944
Team Health Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 02/06/24		18,435	17,590,162

			37,736,928
Health Care Technology — 0.2%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 03/01/24		22,642	22,690,051

Hotels, Restaurants & Leisure — 0.2%
Caesars Resort Collection LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.63%, 12/23/24		7,379	7,425,435
GVC Holdings plc, Term Loan B2(p):
03/15/24	EUR	4,000	4,909,495
03/15/24	USD	7,165	7,172,452
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.94%, 02/05/25		4,737	4,785,838
Wyndham Hotels & Resorts, Inc., Term Loan, 04/01/25(c)(p)		11,044	11,071,610

			35,364,830
Industrial Conglomerates — 0.5%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/18/24		29,972	30,122,247
Cortes NP, Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.67%, 11/30/23		10,565	10,604,218
Filtration Group Corp., Term Loan B, 03/29/25(c)(p)		2,861	2,868,152

Security		Par (000)	Value
Industrial Conglomerates (continued)
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.91% - 5.26%, 02/21/25	USD	6,352	$6,365,911
PSAV Holdings LLC, 2nd Lien Term Loan, 09/01/25(p)		5,135	5,141,419
Uber Technologies, Inc., Term Loan B, 03/14/25(p)		21,771	21,852,641

			76,954,588
Insurance — 0.1%
AssuredPartners, Inc., Term Loan, 10/22/24(p)		2,500	2,503,728
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 1 Month + 6.00%), 7.88%, 08/04/25		4,764	4,886,673
Genworth Financial, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.20%, 02/28/23		6,231	6,336,179

			13,726,580
Internet Software & Services — 0.0%
Deck Chassis Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 6.00%), 7.88%, 06/15/23(c)		2,515	2,552,725

IT Services — 0.3%
Altran Technologies SA, 1st Lien Term Loan B, 01/31/25(p)	EUR	3,000	3,684,447
Applied Systems, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 9.30%, 09/19/25	USD	1,598	1,648,944
BMC Software Finance, Inc., Term Loan B2, (LIBOR USD 1 Month + 3.25%), 5.13%, 09/10/22		3,999	4,016,110
CCC Information Services, Inc., Term Loan B, (LIBOR USD 1 Month + 6.75%), 8.63%, 04/28/25		2,137	2,167,987
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 11/29/24		7,523	7,521,539
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.14%, 12/01/25		7,811	7,840,291
Peak 10, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.02%, 08/01/25		3,852	3,865,482
Tempo Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 05/01/24		6,958	6,990,424

			37,735,224
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.13%, 08/30/24		4,190	4,200,877

Machinery — 0.4%
Generac Power Systems, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.69%, 05/31/23		3,034	3,040,826
Pike Corp., 1st Lien Term Loan B, 03/12/25(p)		6,609	6,666,829
Titan Acquisition Ltd., Term Loan B, 03/16/25(p)		45,719	45,623,904

			55,331,559
Marine — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 02/24/25	EUR	3,500	4,299,986

Media — 1.5%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.88%, 07/12/24	USD	3,762	3,771,500

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Charter Communications Operating LLC, Term Loan A2, 03/31/23(p)	USD	72,700	$72,654,676
CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.28%, 01/12/26		4,552	4,550,589
Intelsat Jackson Holdings SA, Term Loan B3, (LIBOR USD 3 Month + 3.75%), 5.71%, 11/27/23		4,956	4,956,000
Intelsat Jackson Holdings SA, Term Loan B4, (LIBOR USD 3 Month + 4.50%), 6.46%, 01/02/24		12,479	12,799,835
Intelsat Jackson Holdings SA, Term Loan B5, (LIBOR USD 6 Month + 6.63%), 6.63%, 01/02/24		88,278	89,289,666
Tele Columbus AG, Term Loan A, 10/15/24(p)	EUR	4,000	4,908,117
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.03%, 01/15/26	USD	6,950	6,939,367
Virgin Media LLC, Term Loan K, (LIBOR USD 1 Month + 2.50%), 4.28%, 01/15/26		10,689	10,741,349
Xplornet Communications, Inc., Term Loan B, 09/09/21(p)		14,326	14,352,933

			224,964,032
Multiline Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan, (LIBOR USD 1 Month + 3.25%), 4.81% - 4.94%, 10/25/20		18,448	15,898,440

Multi-Utilities — 0.0%
ExGen Renewables I LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.99%, 11/28/24		4,423	4,464,402

Oil, Gas & Consumable Fuels — 1.2%
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.57%, 12/31/22		38,312	38,826,913
Chesapeake Energy Corp., Term Loan, (LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/21		78,076	82,830,215
CONSOL Energy, Inc., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.99%, 11/28/22		1,470	1,506,338
EURO Garage Ltd., Term Loan B1, 02/07/25(p)		15,414	15,371,612
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 7.79%, 03/01/24		15,038	15,047,474
Lucid Energy Group LLC, Term Loan, 4.79%, 01/30/25		4,541	4,509,803
Medallion Midland Acquisition LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.13%, 10/30/24(c)		6,075	6,059,588
Vine Oil & Gas LP, 1st Lien Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.75%, 11/25/21		15,030	15,048,787

			179,200,730
Personal Products — 0.2%
Coty, Inc., Term Loan, 03/30/25(c)(p)		31,368	31,328,790

Pharmaceuticals — 0.4%
Amneal Pharmaceuticals LLC, Term Loan B, 03/21/25(p)		26,466	26,466,000
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.19%, 04/29/24		25,288	25,213,791

			51,679,791
Software — 0.7%
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.02%, 11/01/24		35,598	36,873,476
McAfee Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.38%, 09/30/24		7,150	7,218,568

Security		Par (000)	Value
Software (continued)
SS&C Technologies, Inc., Term Loan B, 02/28/25(p)	USD	38,639	$38,811,695
SS&C Technologies, Inc., Term Loan B4, 02/28/25(p)		13,784	13,845,401

			96,749,140
Specialty Retail — 0.1%
EG Group Ltd., Term Loan, 01/31/25(p)	EUR	1,346	1,646,545
EG Group Ltd., Term Loan B, 02/07/25(p)		2,043	2,491,058
EG Group Ltd., Term Loan B-2, 02/07/25(p)		612	745,826
LSF9 Robin Investments Ltd., Term Loan B4, (EURIBOR 1 Month + 3.00%), 3.00%, 12/14/23		4,000	4,916,435

			9,799,864
Wireless Telecommunication Services — 0.7%
Digicel International Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.02%, 05/27/24	USD	23,126	22,996,018
Ligado Networks LLC, 1st Lien Term Loan, 12/07/20(p)		177,019	78,773,362

			101,769,380

Total Floating Rate Loan Interests — 10.1% (Cost: $1,581,232,757)			1,506,644,232

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 03/13/22		2,420	2,515,590

Total Foreign Agency Obligations — 0.0% (Cost: $2,408,596)			2,515,590

		Shares
Investment Companies — 0.6%
Financial Select Sector SPDR Fund		909,198	25,066,589
SPDR Bloomberg Barclays High Yield Bond ETF		908,300	32,562,555
SPDR S&P Oil & Gas Exploration & Production ETF(f)		657,260	23,148,697

Total Investment Companies — 0.6% (Cost: $84,003,784)			80,777,841

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.2%

Commercial Mortgage-Backed Securities — 0.2%(a)
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 02/10/34(b)		6,000	5,716,927
GAHR Commercial Mortgage Trust(b):
Series 2015-NRF, Class EFX, 3.38%, 12/15/34		5,000	4,939,084
Series 2015-NRF, Class FFX, 3.38%, 12/15/34		11,845	11,639,772
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)		1,000	981,835
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48		478	486,076

			23,763,694

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost: $23,165,721)			23,763,694

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value
Other Interests — 0.0%(q)

Auto Components — 0.0%
Lear Corp., Escrow(c)(d)(l)	USD	15,450	$—

			—
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(d)(l)		65,620	3,011,500

			3,011,500
Electric Utilities — 0.0%(c)(l)
Mirant America Corp., Escrow(a)		5,150	—
Mirant Americas Generation LLC, Escrow		1,215	—

			—
Media — 0.0%
Adelphia Communications Corp., Escrow(c)(d)(l)		325	—

Total Other Interests — 0.0%			3,011,500

Preferred Securities — 3.6%

		Par (000)
Capital Trusts — 2.1%

Banks — 1.7%(j)
Banco Santander SA:
6.25%(a)	EUR	3,900	4,995,504
6.75%(a)		3,900	5,398,599
4.75%(a)		1,200	1,482,077
Bank of America Corp.(a):
Series X, 6.25%	USD	22,294	23,633,869
Series Z, 6.50%		9,616	10,338,162
Series AA, 6.10%		16,626	17,498,865
Barclays plc, 7.25%	GBP	3,780	5,667,945
CIT Group, Inc., Series A, 5.80%	USD	14,981	14,981,000
Citigroup, Inc.(a):
Series O, 5.87%		6,570	6,783,525
Series R, 6.13%		10,372	10,912,381
5.95%		11,322	11,654,867
Series P, 5.95%		7,775	7,992,700
JPMorgan Chase & Co.(a):
Series V, 5.00%		17,450	17,605,305
Series Q, 5.15%		7,285	7,278,443
Series X, 6.10%		56,927	59,773,350
Wells Fargo & Co.(a):
Series S, 5.90%		11,415	11,758,592
Series U, 5.88%		20,264	21,317,728

			239,072,912
Capital Markets — 0.3%(j)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		42,110	40,951,975
Morgan Stanley, Series H, 5.45%		6,391	6,506,166

			47,458,141
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(j)		2,827	2,933,013

Oil, Gas & Consumable Fuels — 0.1%
Andeavor Logistics LP, Series A, 6.87%(j)		17,738	17,820,038

Total Capital Trusts — 2.1% (Cost: $302,189,819)			307,284,104

Security	Shares	Value
Preferred Stocks — 1.2%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 04/08/15-12/07/15, cost $3,497,649)(d)(j)(r)	3,533,876	$2,821,093

Hotels, Restaurants & Leisure — 1.1%
Stars Group, Inc. (The)(c)(d)(j)(m)	111,899	173,908,773

Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(m)	177,740	11,425,127

Total Preferred Stocks — 1.2% (Cost: $117,148,895)		188,154,993

Trust Preferreds — 0.4%

Banks — 0.4%
GMAC Capital Trust I, Series 2, 7.62%, 02/15/40	2,348,443	61,012,549

Total Trust Preferreds — 0.4% (Cost: $53,643,830)		61,012,549

Total Preferred Securities — 3.7% (Cost: $472,982,544)		556,451,646

Warrants — 0.0%

Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 06/22/19)(d)	11,931	—

Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/18)(d)(u)	3,502,308	13,450

Total Warrants — 0.0%		13,450

Total Long-Term Investments — 99.9% (Cost: $14,907,691,342)		14,877,762,818

Short-Term Securities — 2.8%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(u)	362,272,024	362,272,024
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.49%	16,521,533	16,521,533
SL Liquidity Series, LLC, Money Market Series, 1.87%(t)(u)	35,537,048	35,533,494

Total Short-Term Securities — 2.8% (Cost: $414,327,051)		414,327,051

Total Options Purchased — 0.1% (Cost: $6,819,783)		7,170,095

Total Investments — 102.8% (Cost: $15,328,838,176)		15,299,259,964

Liabilities in Excess of Other Assets — (2.8)%		(408,794,550)

Net Assets — 100.0%		$14,890,465,414

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Security, or a portion of the security, is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Perpetual security with no stated maturity date.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Convertible security.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(r)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,821,093, representing less than 0.05% of its net assets as of period end, and an original cost of $3,497,649.
(s)	Annualized 7-day yield as of period end.
(t)	Security was purchased with the cash collateral from loaned securities.

(u)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and /or related Parties of the Fund, were as follows:

Affiliated Persons and / or Related Parties	Shares Held at 09/30/17	Shares Purchased	Shares Sold		Shares Held at 03/31/2018	Value at 03/31/2018	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	398,726,592	—	36,454,568	(b)	362,272,024	$362,272,024	$1,978,775		$—	$—
SL Liquidity Series, LLC, Money Market Series	327,194,137	—	291,657,089	(b)	35,537,048	35,533,494	670,035	(c)	(6,562)	—
iShares iBoxx $ High Yield Corp Bond ETF	3,574,052	8,905,000	12,479,052		—	—	4,696,549		(7,560,913)	(1,008,452)
Peninsula Energy Ltd.	13,944,024	—	4,694,437		9,249,587	1,679,661	—		(6,136,996)	5,531,081
Peninsula Energy Ltd., Warrants (Expired 12/31/17)	1,961,180	—	1,961,180		—	—	—		8	(8)
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—	1		3,502,308	13,450	—		—	(68,966)

						$399,498,629	$7,345,359		$(13,704,463)	$4,453,655

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Citigroup Global Markets, Inc.	(0.75)%	11/1/2017	Open	$3,592,065	$3,580,765	Corporate Bonds	Open
Citigroup Global Markets, Inc.	(0.25)%	11/1/2017	Open	5,662,500	5,656,562	Corporate Bonds	Open
Deutsche Bank Securities, Inc.	(0.75)%	1/25/2018	Open	14,738,000	14,716,507	Corporate Bonds	Open
Barclays Capital, Inc.	(1.50)%	2/1/2018	Open	1,233,434	1,230,402	Corporate Bonds	Open
Deutsche Bank Securities, Inc.	1.00%	3/7/2018	Open	10,837,333	10,844,558	Corporate Bonds	Open
Barclays Capital, Inc.	2.25%	3/22/2018	Open	565,495	565,848	Corporate Bonds	Open
Citigroup Global Markets, Inc.	(1.25)%	3/23/2018	Open	2,520,140	2,519,615	Corporate Bonds	Open

				$39,148,967	$39,114,257

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	30	06/15/18	$1,211	$(13,562)
STOXX 600 Banks Index	42	06/15/18	439	(15,952)

				(29,514)

Short Contracts
Euro-Bobl	30	06/07/18	4,845	(27,114)
U.S. Treasury 10 Year Note	1,113	06/20/18	134,830	(1,117,948)
Long Gilt	20	06/27/18	3,446	(49,333)

				(1,194,395)

				$(1,223,909)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,061,899	AUD	12,887,000	National Australia Bank Ltd.	04/04/18	$164,066
USD	891,339	EUR	718,000	HSBC Bank plc	04/04/18	7,815
USD	705,341,600	EUR	571,149,000	UBS AG	05/02/18	1,119,734
USD	100,698,982	GBP	71,461,000	Toronto Dominion Bank	05/02/18	315,932

						1,607,547

USD	4,048,363	CAD	5,216,000	National Australia Bank Ltd.	04/04/18	(305)
USD	715,584,244	EUR	583,863,000	Bank of America NA	04/04/18	(2,879,609)
USD	98,214,061	GBP	70,991,000	Toronto Dominion Bank	04/04/18	(1,390,419)
USD	9,893,261	AUD	12,887,000	Citibank NA	05/02/18	(4,714)

						(4,275,047)

	Net Unrealized Depreciation					$(2,667,500)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Marsico Parent Superholdco, LLC	Goldman Sachs & Co. LLC	100,462	12/14/19	USD	942.86	USD	—	$10

OTC Credit Default Swaptions Purchased

Description	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.29.V1	Quarterly	Bank of America NA	04/18/18	USD	106.00	USD 412,000	$1,666,808
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.29.V1	Quarterly	Bank of America NA	04/18/18	USD	107.50	USD 412,000	5,503,277

										$7,170,085

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaptions Written

Description	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Credit Rating	Exercise Price		Notional Amount (000)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.29.V1	Quarterly	5.00%	Quarterly	Bank of America NA	04/18/18	NR	USD	106.5	USD 412,000	$(2,472,078)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.29.V1	Quarterly	5.00%	Quarterly	Bank of America NA	04/18/18	NR	USD	106.5	USD 412,000	(3,747,977)

											$(6,220,055)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	10,200	$(114,392)	$(313,769)	$199,377
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	B+	USD	342,590	22,710,939	22,906,481	(195,542)

							$22,596,547	$22,592,712	$3,835

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD 6,672	$2,337,675	$2,331,087	$6,588

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	1,257	$216,038	$212,870	$3,168
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	1,741	284,743	107,493	177,250
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB+	EUR	1,306	(124,416)	(53,924)	(70,492)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	822	165,538	168,604	(3,066)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Barclays Bank plc	12/20/22	BB+	EUR	1,130	199,944	216,407	(16,463)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	1,320	(25,066)	(25,972)	906
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	800	77,679	83,972	(6,293)

								$794,460	$709,450	$85,010

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate / Reference	Frequency	Rate /Reference	Frequency
iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	1 month LIBOR minus 2.00%	At Termination	Goldman Sachs International	04/27/18	USD	1,065	$95,831	$—	$95,831
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Citibank NA	06/20/18	USD	27,000	(80,592)	(32,752)	(47,840)
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Goldman Sachs International	06/20/18	USD	340,300	782,633	(689,480)	1,472,113
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Morgan Stanley & Co. International plc	06/20/18	USD	80,600	(570,474)	(96,917)	(473,557)
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Goldman Sachs International	09/20/18	USD	42,000	210,765	(49,853)	260,618
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Morgan Stanley & Co. International plc	09/20/18	USD	46,000	(25,320)	(81,192)	55,872

								$412,843	$(950,194)	$1,363,037

(a)	Certain swaps have no stated termination and can be terminated by either party at any time.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 Month LIBOR	London Interbank Offered Rate	1.88%
3 Month LIBOR	London Interbank Offered Rate	2.31%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$22,906,481	$(313,769)	$199,377	$(195,542)	$—
OTC Derivatives	3,120,433	(1,030,090)	2,072,346	(617,711)	—
Options Written	—	—	—	(287,255)	(6,220,055)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,607,547	$—	$—	$1,607,547
Options purchased
Investments at value — unaffiliated(a)	—	7,170,085	10	—	—	—	7,170,095
Swaps — centrally cleared
Net unrealized appreciation(b)	—	199,377	—	—	—	—	199,377
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,308,345	95,831	—	1,788,603	—	5,192,779

	$—	$10,677,807	$95,841	$1,607,547	$1,788,603	$—	$14,169,798

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(b)	$—	$—	$29,514	$—	$1,194,395	$—	$1,223,909
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,275,047	—	—	4,275,047
Options written
Options written, at value	—	6,220,055	—	—	—	—	6,220,055
Swaps — centrally cleared
Net unrealized depreciation(b)	—	195,542	—	—	—	—	195,542
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	176,210	—	—	1,471,591	—	1,647,801

	$—	$6,591,807	$29,514	$4,275,047	$2,665,986	$—	$13,562,354

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,920,373	$—	$8,279,181	$—	$13,199,554
Forward foreign currency exchange contracts	—	—	—	(24,170,666)	—	—	(24,170,666)
Options purchased(a)	—	1,028,730	(7,788,655)	—	(67,813)	—	(6,827,738)
Options written	—	(792,615)	3,424,493	—	—	—	2,631,878
Swaps	—	3,863,885	(1,526,244)	—	1,327,585	—	3,665,226

	$—	$4,100,000	$(970,033)	$(24,170,666)	$9,538,953	$—	$(11,501,746)

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(29,514)	$—	$(1,441,915)	$—	$(1,471,429)
Forward foreign currency exchange contracts	—	—	—	(2,055,695)	—	—	(2,055,695)
Options purchased(b)	—	159,475	3,211,164	—	—	—	3,370,639
Options written	—	8,380	(1,782,368)	—	—	—	(1,773,988)
Swaps	—	(2,745,436)	22,533	—	(6,332,516)	—	(9,055,419)

	$—	$(2,577,581)	$1,421,815	$(2,055,695)	$(7,774,431)	$—	$(10,985,892)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$824,943
Average notional value of contracts — short	$230,561,949
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,373,233,873
Options:
Average value of option contracts purchased	$69,262
Average notional value of swaption contracts purchased	$412,000,000
Average notional value of swaption contracts written	$412,000,000
Credit default swaps:
Average notional value — buy protection	$3,335,998
Average notional value — sell protection	$388,051,784
Total return swaps:
Average notional value	$660,880,679

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$13,102	$—
Forward foreign currency exchange contracts	1,607,547	4,275,047
Options(a)	7,170,095	6,220,055
Swaps — Centrally cleared	1,339,495	—
Swaps — OTC(b)	5,192,779	1,647,801

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$15,323,018	$12,142,903
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,352,597)	—

Total derivative assets and liabilities subject to an MNA	$13,970,421	$12,142,903

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$7,170,085	$(7,170,085)	$—	$—	$—
Barclays Bank plc	2,554,082	(16,463)	—	(2,370,000)	167,619
Citibank NA	169,510	(114,344)	—	—	55,166
Credit Suisse International	584,753	(6,293)	—	(400,000)	178,460
Goldman Sachs & Co. LLC	10	—	—	—	10
Goldman Sachs International	1,828,562	(739,333)	—	(1,089,229)	—
HSBC Bank plc	7,815	—	—	—	7,815
Morgan Stanley & Co. International plc	55,872	(55,872)	—	—	—
National Australia Bank Ltd.	164,066	(305)	—	—	163,761
Toronto Dominion Bank	315,932	(315,932)	—	—	—
UBS AG	1,119,734	—	—	—	1,119,734

	$13,970,421	$(8,418,627)	$—	$(3,859,229)	$1,692,565

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$9,099,664	$(7,170,085)	$—	$—	$1,929,579
Barclays Bank plc	16,463	(16,463)	—	—	—
Citibank NA	114,344	(114,344)	—	—	—
Credit Suisse International	6,293	(6,293)	—	—	—
Goldman Sachs International	739,333	(739,333)	—	—	—
JP Morgan Chase Bank NA	124,416	—	—	—	124,416
Morgan Stanley & Co. International plc	651,666	(55,872)	—	(595,794)	—
National Australia Bank Ltd.	305	(305)	—	—	—
Toronto Dominion Bank	1,390,419	(315,932)	—	—	1,074,487

	$12,142,903	$(8,418,627)	$—	$(595,794)	$3,128,482

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$441,130,482	$9,559,777	$450,690,260
Common Stocks:
Auto Components	802,978	22,849,336	—	23,652,314
Chemicals	32,412,942	—	—	32,412,942
Diversified Financial Services	—	751	—	751
Equity Real Estate Investment Trusts (REITs)	15,676,679	—	—	15,676,679
Health Care Providers & Services	20,303,880	—	—	20,303,880
Internet Software & Services	—	—	3	3
IT Services	15,335,856	—	—	15,335,856
Machinery	2,493,249	—	—	2,493,249
Media	16,384,738	—	—	16,384,738
Metals & Mining	23,467,367	—	—	23,467,367
Oil, Gas & Consumable Fuels	—	7,385,928	4,036,173	11,422,101
Real Estate Management & Development	—	—	1,399,120	1,399,120
Semiconductors & Semiconductor Equipment	11,020	—	—	11,020
Software	—	23,837,597	—	23,837,597
Transportation Infrastructure	23,192,668	—	—	23,192,668
Wireless Telecommunication Services	30,707,698	—	—	30,707,698
Corporate Bonds(a)	—	12,013,596,622	—	12,013,596,622
Floating Rate Loan Interests:
Aerospace & Defense	—	14,796,394	—	14,796,394
Air Freight & Logistics	—	30,524,665	9,049,424	39,574,089
Airlines	—	—	2,071,976	2,071,976
Auto Components	—	—	6,282,411	6,282,411
Chemicals	—	58,246,508	—	58,246,508
Commercial Services & Supplies	—	80,774,142	—	80,774,142
Construction & Engineering	—	—	38,524,000	38,524,000
Containers & Packaging	—	4,885,920	—	4,885,920
Diversified Consumer Services	—	12,553,814	—	12,553,814
Diversified Financial Services	—	15,100,491	—	15,100,491
Diversified Telecommunication Services	—	53,593,393	—	53,593,393
Electrical Equipment	—	—	4,562,000	4,562,000
Energy Equipment & Services	—	15,214,726	35,256,240	50,470,966
Food & Staples Retailing	—	6,722,586	—	6,722,586
Food Products	—	15,104,263	5,309,629	20,413,892
Gas Utilities	—	11,182,515	—	11,182,515
Health Care Equipment & Supplies	—	80,441,218	—	80,441,218
Health Care Providers & Services	—	37,736,928	—	37,736,928
Health Care Technology	—	22,690,051	—	22,690,051
Hotels, Restaurants & Leisure	—	24,293,220	11,071,610	35,364,830
Industrial Conglomerates	—	74,086,436	2,868,152	76,954,588
Insurance	—	13,726,580	—	13,726,580
Internet Software & Services	—	—	2,552,725	2,552,725
IT Services	—	37,735,224	—	37,735,224
Life Sciences Tools & Services	—	4,200,877	—	4,200,877
Machinery	—	55,331,559	—	55,331,559
Marine	—	4,299,986	—	4,299,986
Media	—	224,964,032	—	224,964,032
Multiline Retail	—	15,898,440	—	15,898,440
Multi-Utilities	—	4,464,402	—	4,464,402
Oil, Gas & Consumable Fuels	—	173,141,142	6,059,588	179,200,730
Personal Products	—	—	31,328,790	31,328,790
Pharmaceuticals	—	51,679,791	—	51,679,791
Software	—	96,749,140	—	96,749,140
Specialty Retail	—	9,799,864	—	9,799,864
Wireless Telecommunication Services	—	101,769,380	—	101,769,380

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations	$—	$2,515,590	$—	$2,515,590
Investment Companies	80,777,841	—	—	80,777,841
Non-Agency Mortgage-Backed Securities	—	23,763,694	—	23,763,694
Other Interests	—	3,011,500	—	3,011,500
Preferred Securities:
Banks	61,012,549	241,894,005	—	302,906,554
Capital Markets	—	47,458,141	—	47,458,141
Hotels, Restaurants & Leisure	—	—	173,908,773	173,908,773
Machinery	11,425,127	—	—	11,425,127
Media	—	2,933,013	—	2,933,013
Oil, Gas & Consumable Fuels	—	17,820,038	—	17,820,038
Warrants	—	13,450	—	13,450
Short-Term Securities	378,793,557	—	—	378,793,557
Options Purchased:
Credit contracts	—	7,170,085	—	7,170,085
Equity contracts	—	10	—	10
Unfunded Floating Rate Loan Interests(b)	—	26,573	—	26,573

Subtotal	$712,798,149	$14,207,114,503	$343,840,391	$15,263,753,043

Investments valued at NAV(c)				35,533,494

Total Investments				$15,299,286,537

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$387,289	$—	$387,289
Equity contracts	—	1,884,434	—	1,884,434
Foreign currency exchange contracts	—	1,607,547	—	1,607,547
Liabilities:
Credit contracts	—	(6,511,911)	—	(6,511,911)
Equity contracts	(29,514)	(521,397)	—	(550,911)
Foreign currency exchange contracts	—	(4,275,047)	—	(4,275,047)
Interest rate contracts	(1,194,395)	—	—	(1,194,395)

	$(1,223,909)	$(7,429,085)	$—	$(8,652,994)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, options purchased and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options purchased and written are shown at value.

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Options Purchased	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$11,689,602	$37,589,856	$29,521,802	$42,740,419	$14	$130,816,443	$2,744	$1	$252,360,881
Transfers into Level 3	3,223,004	—	—	—	—	—	—	—	3,223,004
Transfers out of Level 3	(9,758,750)	(29,901,458)	—	(29,716,784)	—	—	(2,744)	(1)	(69,379,737)
Accrued discounts/premiums	43	—	—	56,785	—	—	—	—	56,828
Net realized gain (loss)	(2,904,670)	(5,486,657)	727,012	51,031	15,586	(2,506,904)	—	—	(10,104,602)
Net change in unrealized appreciation (depreciation)(a)(b)	2,141,009	6,820,127	298,198	2,432,656	(14)	46,533,559	—	—	58,225,535
Purchases	6,528,466	—	—	153,863,379	—	—	—	—	160,391,845
Sales	(1,358,927)	(3,586,572)	(30,547,012)	(14,490,941)	(15,586)	(934,325)	—	—	(50,933,363)

Closing Balance, as of March 31, 2018	$9,559,777	$5,435,296	$—	$154,936,545	$—	$173,908,773	$—	$—	$343,840,391

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 (b)	$(191,736)	$6,806,519	$—	$2,432,656	$(14)	$43,988,451	$—	$—	$53,035,876

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 24.5%
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 3.05%, 01/21/27(a)(b)	USD	5,600	$5,610,221
ALM VI Ltd., Series 2012-6A, Class A2RR, 3.32%, 07/15/26(a)(b)		3,000	3,001,867
ALM XII Ltd., Series 2015-12A, Class A1R, 2.77%, 04/16/27(a)(b)		7,410	7,415,574
AmeriCredit Automobile Receivables Trust:
Series 2016-3, Class A3, 1.46%, 05/10/21		23,030	22,898,202
Series 2017-1, Class A3, 1.87%, 08/18/21		4,335	4,298,814
Series 2017-4, Class A3, 2.04%, 07/18/22		16,420	16,223,265
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, 3.00%, 07/24/29(a)(b)		4,000	4,021,614
Apidos CLO XX, Series 2015-20A, Class A1R, 3.05%, 01/16/27(a)(b)		5,500	5,498,828
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 3.48%, 09/15/26(a)(b)		8,830	8,977,128
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, 2.91%, 04/17/26(a)(b)		23,386	23,401,872
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1LR, 2.82%, 02/17/26(a)(b)		10,000	10,004,044
Atrium X, Series 10A, Class AR, 2.67%, 07/16/25(a)(b)		13,976	13,977,377
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 2.85%, 04/25/26(a)(b)		4,000	4,001,894
Avery Point V CLO Ltd., Series 2014-5A, Class AR, 2.71%, 07/17/26(a)(b)		2,750	2,749,960
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48(b)		9,179	9,068,007
Ballyrock CLO Ltd., Series 2016-1A, Class A, 3.31%, 10/15/28(a)(b)		5,000	5,058,148
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, 2.51%, 07/18/27(a)(b)		9,500	9,502,493
BlueMountain CLO Ltd.(a)(b):
Series 2013-3A, Class AR, 2.65%, 10/29/25		10,692	10,693,842
Series 2013-4A, Class AR, 2.73%, 04/15/25		6,500	6,504,252
Series 2014-1A, Class A1R, 3.03%, 04/30/26		3,500	3,500,973
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, 3.13%, 06/15/27		9,200	9,239,901
Series 2018-FL3, Class A, 2.95%, 03/15/28		17,970	17,970,000
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 03/15/23		19,295	19,044,063
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class AR, 3.03%, 04/17/25		9,185	9,184,775
Series 2014-3A, Class A1AR, 2.91%, 07/27/26		14,750	14,752,122
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,492,732
Series 2016-2, Class A3, 1.52%, 02/16/21		11,742	11,647,100
Series 2018-1, Class A3, 2.48%, 11/15/22		15,040	14,928,651
Cedar Funding VI CLO Ltd., Series 2016-6A, Class A1, 2.83%, 10/20/28(a)(b)		2,250	2,257,438
Chesapeake Funding II LLC(b):
Series 2016-2A, Class A1, 1.88%, 06/15/28		22,058	21,935,343
Series 2017-3A, Class A1, 1.91%, 08/15/29		33,150	32,895,007
CIFC Funding Ltd.(a)(b):
Series 2014-4A, Class A1R, 3.11%, 10/17/26		14,500	14,504,737
Series 2015-2A, Class AR, 2.50%, 04/15/27		27,350	27,342,424
Series 2015-5A, Class A1, 3.30%, 10/25/27		17,995	18,009,519
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21		17,920	17,748,568
Series 2017-C, Class A3, 2.08%, 02/15/23		13,380	13,188,413
Colony American Homes, Series 2015-1A, Class A, 2.92%, 07/17/32(a)(b)		13,692	13,735,311

Security		Par (000)	Value
Asset-Backed Securities (continued)
Credit Acceptance Auto Loan Trust(b):
Series 2016-2A, Class A, 2.42%, 11/15/23	USD	37,760	$37,669,455
Series 2017-1A, Class A, 2.56%, 10/15/25		18,130	18,033,418
Series 2018-1A, Class A, 3.01%, 02/16/27		21,340	21,203,949
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22		17,085	16,808,975
Drive Auto Receivables Trust:
Series 2017-2, Class B, 2.25%, 06/15/21		6,880	6,862,493
Series 2017-AA, Class A3, 1.77%, 01/15/20(b)		533	533,260
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 2.62%, 10/15/27(a)(b)		30,600	30,616,802
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A2, 1.74%, 02/22/22		14,214	14,144,368
Series 2016-2, Class A3, 2.04%, 02/22/22		13,010	12,864,630
Series 2017-1, Class A2, 2.13%, 07/20/22		5,981	5,948,759
Series 2017-1, Class A3, 2.60%, 07/20/22		4,260	4,240,601
Series 2018-1, Class A2, 2.87%, 10/20/23		24,420	24,417,509
Ford Credit Auto Owner Trust:
Series 2016-B, Class A3, 1.33%, 10/15/20		27,219	27,010,765
Series 2016-C, Class A4, 1.40%, 02/15/22		15,540	15,093,491
Series 2017-C, Class A3, 2.01%, 03/15/22		9,185	9,069,993
Ford Credit Floorplan Master Owner Trust:
Series 2016-1, Class A1, 1.76%, 02/15/21		14,165	14,054,486
Series 2016-1, Class A2, 2.68%, 02/15/21(a)		11,700	11,774,649
Series 2016-3, Class A2, 2.40%, 07/15/21(a)		26,285	26,411,562
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 2.90%, 04/25/25(a)(b)		2,664	2,665,170
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 3.33%, 03/15/27(a)(b)(c)		16,650	16,648,335
Honda Auto Receivables Owner Trust:
Series 2016-2, Class A3, 1.39%, 04/15/20		19,414	19,300,015
Series 2016-4, Class A4, 1.36%, 01/18/23		11,370	11,091,333
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 03/15/21(b)		1,940	1,924,608
John Deere Owner Trust, Series 2017-B, Class A3, 1.82%, 10/15/21		10,295	10,139,102
LCM XIV LP, Series 14A, Class A, 2.87%, 07/15/25(a)(b)		1,476	1,476,344
Litigation Fee Residual Funding LLC, Series 2015-1, 4.00%, 10/30/27(c)		11,918	11,870,794
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3.00%, 07/20/26(a)(b)		5,000	4,999,673
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 2.48%, 05/17/21(a)(b)		25,457	25,605,050
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 2.48%, 09/16/24(a)(b)		847	848,595
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 2.57%, 01/15/28(a)(b)		3,050	3,049,472
New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/57(a)(b)		12,450	12,728,383
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 01/15/21		34,630	34,283,942
Nissan Master Owner Trust, Series 2017-B, Class A, 2.21%, 04/18/22(a)		40,775	40,950,072
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		21,120	20,840,458
Series 2017-C, Class A, 2.10%, 10/17/22(a)		12,800	12,802,561
OCP CLO Ltd.(a)(b):
Series 2014-7A, Class A1AR, 2.69%, 10/20/26		6,680	6,682,018
Series 2015-8A, Class A1R, 2.58%, 04/17/27		2,500	2,500,354
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21		254	247,981
OZLM VII Ltd., Series 2014-7A, Class A1AR, 2.88%, 07/17/26(a)(b)		6,200	6,203,603

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A1AR, 2.95%, 10/17/27	USD	25,485	$25,543,305
Series 2014-1A, Class A1R2, 2.86%, 01/17/31		15,000	15,089,223
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 2.46%, 10/15/25(a)(b)		13,490	13,490,116
Parallel Ltd., Series 2015-1A, Class AR, 2.59%, 07/20/27(a)(b)		13,000	13,007,903
PFS Financing Corp.(b):
Series 2015-AA, Class A, 2.40%, 04/15/20(a)		10,015	10,009,047
Series 2016-BA, Class A, 1.87%, 10/15/21		5,130	5,053,214
Series 2018-B, Class A, 2.89%, 02/15/23		9,430	9,382,253
Recette CLO Ltd., Series 2015-1A, Class AR, 2.66%, 10/20/27(a)(b)		10,000	9,999,828
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, 2.91%, 10/25/26(a)(b)		4,600	4,603,908
Santander Drive Auto Receivables Trust:
Series 2014-2, Class C, 2.33%, 11/15/19		681	680,961
Series 2014-4, Class C, 2.60%, 11/16/20		2,769	2,768,464
Series 2016-2, Class A3, 1.56%, 05/15/20		1,775	1,774,450
Series 2017-1, Class A3, 1.77%, 09/15/20		3,430	3,419,240
Series 2018-1, Class A3, 2.32%, 08/16/21		6,500	6,475,735
Silver Creek CLO Ltd., Series 2014-1A, Class AR, 2.98%, 07/20/30(a)(b)		5,000	5,024,050
SLC Private Student Loan Trust, Series 2006-A, Class A5, 1.89%, 07/15/36(a)		28	28,044
SLM Private Credit Student Loan Trust(a):
Series 2004-A, Class A3, 2.52%, 06/15/33		2,339	2,297,236
Series 2004-B, Class A3, 2.45%, 03/15/24		4,658	4,641,917
SLM Private Education Loan Trust(b):
Series 2011-A, Class A3, 4.28%, 01/15/43(a)		6,258	6,454,304
Series 2011-C, Class A2B, 4.54%, 10/17/44		4,085	4,157,265
Series 2012-A, Class A2, 3.83%, 01/17/45		2,938	2,959,887
Series 2012-B, Class A2, 3.48%, 10/15/30		929	930,566
Series 2013-B, Class A2A, 1.85%, 06/17/30		2,561	2,542,794
Series 2014-A, Class A2B, 2.93%, 01/15/26(a)		1,588	1,597,343
SLM Student Loan Trust, Series 2013-4, Class A, 2.42%, 06/25/43(a)		7,536	7,547,837
SMB Private Education Loan Trust(b):
Series 2015-A, Class A2A, 2.49%, 06/15/27		12,897	12,734,137
Series 2016-A, Class A2A, 2.70%, 05/15/31		8,332	8,206,730
Series 2016-B, Class A2A, 2.43%, 02/17/32		6,925	6,750,000
SoFi Professional Loan Program LLC(b):
Series 2015-A, Class A1, 3.07%, 03/25/33(a)		6,056	6,123,441
Series 2015-D, Class A2, 2.72%, 10/27/36		10,392	10,307,676
Series 2016-A, Class A2, 2.76%, 12/26/36		4,958	4,913,278
Series 2016-C, Class A2B, 2.36%, 12/27/32		3,820	3,712,569
Series 2016-D, Class A2A, 1.53%, 04/25/33		3,201	3,184,407
Series 2016-D, Class A2B, 2.34%, 04/25/33		3,440	3,340,609
Series 2016-E, Class A2B, 2.49%, 01/25/36		2,290	2,242,896
Series 2017-C, Class A2A, 1.75%, 07/25/40		9,523	9,442,551
Series 2018-A, Class A2B, 2.95%, 02/25/42		7,770	7,664,242
Soundview Home Loan Trust, Series 2003-2, Class A2, 3.17%, 11/25/33(a)		520	529,490
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(b)		8,828	8,835,823
Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 04/15/21		8,325	8,323,335
TICP CLO I Ltd., Series 2015-1A, Class AR, 2.55%, 07/20/27(a)(b)		8,135	8,136,092
Towd Point Mortgage Trust(a)(b):
Series 2016-3, Class A1, 2.25%, 04/25/56		12,690	12,486,482
Series 2016-4, Class A1, 2.25%, 07/25/56		16,543	16,206,223
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 04/15/20		9,323	9,264,923
Series 2016-B, Class A4, 1.52%, 08/16/21		13,190	12,989,282
Series 2018-A, Class A3, 2.35%, 05/16/22		26,860	26,669,936

Security		Par (000)	Value
Asset-Backed Securities (continued)
Tryon Park CLO Ltd., Series 2013-1A, Class A1, 2.84%, 07/15/25(a)(b)	USD	3,144	$3,144,162
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 3.22%, 04/20/26(a)(b)		3,900	3,904,330
Voya CLO Ltd.(a)(b):
Series 2013-3A, Class A1R, 2.78%, 01/18/26		33,325	33,382,426
Series 2014-3A, Class A1R, 2.47%, 07/25/26		13,095	13,092,158
Wheels SPV 2 LLC(b):
Series 2016-1A, Class A2, 1.59%, 05/20/25		2,099	2,087,700
Series 2017-1A, Class A2, 1.88%, 04/20/26		3,410	3,378,187

Total Asset-Backed Securities — 24.5% (Cost: $1,389,037,089)			1,382,433,482

Corporate Bonds — 34.2%

Aerospace & Defense — 0.1%
Harris Corp., 2.00%, 04/27/18		6,000	5,998,534

Airlines — 0.8%
American Airlines Pass-Through Trust, 5.60%, 07/15/20(b)		5,692	5,834,264
Avianca Holdings SA, 8.38%, 05/10/20		449	460,225
Continental Airlines Pass-Through Trust:
7.88%, 07/02/18		10	9,905
8.39%, 11/01/20		2	2,042
Delta Air Lines Pass-Through Trust, 6.88%, 05/07/19(b)		2,416	2,494,598
Delta Air Lines, Inc.:
2.88%, 03/13/20		6,535	6,492,418
2.60%, 12/04/20		6,980	6,848,725
Gol Finance, Inc., 7.00%, 01/31/25(b)		342	336,442
Northwest Airlines Pass-Through Trust, 6.26%, 11/20/21		634	658,469
US Airways Pass-Through Trust:
5.45%, 06/03/18		1,500	1,507,500
9.75%, 10/22/18		9,453	9,642,069
8.00%, 10/01/19		4,416	4,669,668
Virgin Australia Pass-Through Trust(b):
6.00%, 10/23/20		4,977	5,039,683
5.00%, 10/23/23		3,804	3,903,374

			47,899,382
Auto Components — 0.0%
ZF North America Capital, Inc., 4.50%, 04/29/22(b)		2,431	2,461,387

Automobiles — 1.0%(b)
Daimler Finance North America LLC, 1.50%, 07/05/19		15,510	15,247,965
Hyundai Capital America:
2.40%, 10/30/18		2,855	2,846,764
2.50%, 03/18/19		565	561,537
1.75%, 09/27/19		4,460	4,365,467
2.55%, 04/03/20		4,680	4,607,199
Nissan Motor Acceptance Corp.:
2.00%, 03/08/19		7,210	7,155,618
2.25%, 01/13/20		5,100	5,038,666
Volkswagen Group of America Finance LLC:
1.65%, 05/22/18		10,980	10,964,518
2.40%, 05/22/20		6,500	6,410,299

			57,198,033
Banks — 10.5%
Australia & New Zealand Banking Group Ltd., 2.25%, 11/09/20		7,750	7,595,509
Banco Hipotecario SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 26.77%, 11/07/22(b)(d)	ARS	11,384	583,817

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Bank of America Corp.:
2.25%, 04/21/20	USD	23,635	$23,291,050
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(d)		3,500	3,450,786
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(d)		8,250	8,167,480
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(d)		21,425	20,978,978
Bank of Montreal, 1.50%, 07/18/19		21,080	20,721,937
Banque Federative du Credit Mutuel SA, 2.70%, 07/20/22(b)		10,665	10,387,906
Barclays Bank plc, 2.65%, 01/11/21		6,000	5,914,153
Barclays plc:
3.68%, 01/10/23		4,275	4,237,879
4.38%, 09/11/24		13,440	13,128,789
BB&T Corp., 2.63%, 06/29/20		5,473	5,427,152
BNP Paribas SA, 2.95%, 05/23/22(b)		12,320	12,075,834
Capital One Bank USA NA, 2.30%, 06/05/19		8,010	7,955,033
Capital One NA:
2.35%, 08/17/18		26,050	26,020,664
2.35%, 01/31/20		7,215	7,098,132
Citigroup, Inc.:
2.45%, 01/10/20		3,340	3,308,962
2.75%, 04/25/22		2,000	1,948,224
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(d)		11,910	11,589,093
Citizens Bank NA:
2.30%, 12/03/18		6,790	6,766,591
2.25%, 03/02/20		5,665	5,567,938
2.20%, 05/26/20		7,192	7,042,189
Discover Bank, 3.35%, 02/06/23		5,225	5,142,068
DNB Boligkreditt A/S, 2.00%, 05/28/20(b)		35,335	34,754,305
Fifth Third Bancorp, 2.88%, 07/27/20		10,330	10,309,925
HSBC Holdings plc:
2.95%, 05/25/21		20,000	19,799,885
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(d)		18,355	18,116,331
Huntington National Bank (The):
2.38%, 03/10/20		8,680	8,558,335
2.88%, 08/20/20		11,820	11,757,918
ING Groep NV, 3.15%, 03/29/22		4,740	4,675,808
Intesa Sanpaolo SpA(b):
3.38%, 01/12/23		2,360	2,303,921
5.02%, 06/26/24		6,275	6,189,334
Inversiones Atlantida SA, 8.25%, 07/28/22(b)		200	207,500
JPMorgan Chase & Co.:
2.20%, 10/22/19		25,765	25,514,555
2.75%, 06/23/20		7,000	6,960,909
2.30%, 08/15/21		16,555	16,096,220
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(d)		12,940	12,638,441
KeyBank NA, 2.25%, 03/16/20		9,420	9,297,842
Lloyds Banking Group plc, 4.50%, 11/04/24		12,740	12,811,778
Mitsubishi UFJ Financial Group, Inc., 2.95%, 03/01/21		3,872	3,847,626
Mizuho Financial Group, Inc., 2.95%, 02/28/22		9,915	9,747,188
National Australia Bank Ltd., 2.40%, 12/07/21(b)		30,000	29,458,757
Royal Bank of Canada, 2.30%, 03/22/21		8,800	8,650,657
Santander Holdings USA, Inc.:
3.70%, 03/28/22		5,480	5,491,558
3.40%, 01/18/23		860	840,052
Santander UK Group Holdings plc:
2.88%, 08/05/21		10,000	9,792,160
3.57%, 01/10/23		1,715	1,696,133
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(d)		3,715	3,634,259

Security		Par (000)	Value
Banks (continued)
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20	USD	12,105	$11,935,331
Sumitomo Mitsui Financial Group, Inc., 2.85%, 01/11/22		15,220	14,963,894
Toronto-Dominion Bank (The)(b):
2.25%, 03/15/21		24,440	24,002,551
2.50%, 01/18/22		27,000	26,550,006
UBS Group Funding Switzerland AG(b):
2.65%, 02/01/22		3,100	3,005,662
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(d)		5,810	5,616,161
Wells Fargo & Co.:
2.63%, 07/22/22		16,965	16,410,142
3.07%, 01/24/23		1,855	1,824,163

			595,859,471
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 2.65%, 02/01/21		18,190	18,047,535
Central American Bottling Corp., 5.75%, 01/31/27(b)		129	132,420

			18,179,955
Biotechnology — 0.7%
AbbVie, Inc.:
2.50%, 05/14/20		16,460	16,247,018
2.90%, 11/06/22		1,945	1,899,915
Amgen, Inc.:
2.20%, 05/11/20		9,850	9,711,033
2.65%, 05/11/22		430	419,561
Gilead Sciences, Inc., 2.55%, 09/01/20		10,180	10,097,831

			38,375,358
Capital Markets — 1.7%
Credit Suisse AG, 2.30%, 05/28/19		11,930	11,853,972
Credit Suisse Group AG, 3.57%, 01/09/23(b)		14,810	14,722,322
Deutsche Bank AG, 3.15%, 01/22/21		8,970	8,836,264
E*TRADE Financial Corp., 2.95%, 08/24/22		3,850	3,747,811
Goldman Sachs Group, Inc. (The):
2.00%, 04/25/19		9,998	9,917,167
2.60%, 04/23/20		1,120	1,109,588
3.00%, 04/26/22		16,235	15,941,572
Moody’s Corp., 2.75%, 12/15/21		1,135	1,114,391
Morgan Stanley:
2.80%, 06/16/20		9,420	9,356,620
2.75%, 05/19/22		4,850	4,729,819
(LIBOR USD 3 Month + 0.93%), 2.67%, 07/22/22(d)		12,585	12,632,697

			93,962,223
Chemicals — 0.1%
Cydsa SAB de CV, 6.25%, 10/04/27(b)		405	401,456
Dow Chemical Co. (The), 4.25%, 11/15/20		3,426	3,514,759
Mexichem SAB de CV, 5.50%, 01/15/48(b)		310	288,688
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		300	293,950

			4,498,853
Consumer Finance — 2.0%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		3,540	3,602,482
4.63%, 10/30/20		8,979	9,242,318
4.50%, 05/15/21		5,770	5,910,401
3.95%, 02/01/22		3,270	3,278,339
3.50%, 05/26/22		3,605	3,551,212
American Express Co., 2.50%, 08/01/22		11,065	10,673,194
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		412	421,476
Docuformas SAPI de CV, 9.25%, 10/11/22(b)		202	193,920

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
Ford Motor Credit Co. LLC:
2.26%, 03/28/19	USD	14,240	$14,141,058
1.90%, 08/12/19		3,450	3,395,405
2.68%, 01/09/20		4,785	4,744,751
General Motors Financial Co., Inc.:
3.25%, 05/15/18		1,450	1,450,372
2.40%, 05/09/19		2,525	2,512,276
3.20%, 07/13/20		26,465	26,394,070
3.20%, 07/06/21		9,450	9,368,208
Harley-Davidson Financial Services, Inc., 2.15%, 02/26/20(b)		4,440	4,358,896
John Deere Capital Corp., 2.35%, 01/08/21		2,380	2,342,945
Synchrony Financial, 2.60%, 01/15/19		6,785	6,769,894
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 26.56%, 04/11/22(b)(d)		562	472,080

			112,823,297
Containers & Packaging — 0.0%
WestRock Co., 3.75%, 03/15/25(b)		2,210	2,204,882

Diversified Financial Services — 0.5%
AIG Global Funding, 1.95%, 10/18/19(b)		1,255	1,239,452
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		12,165	11,896,870
Shell International Finance BV, 4.38%, 03/25/20		6,225	6,413,675
Synchrony Bank, 3.00%, 06/15/22		7,465	7,217,092

			26,767,089
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 3.60%, 02/17/23		21,000	21,125,415
Axtel SAB de CV, 6.38%, 11/14/24(b)		400	406,000
Deutsche Telekom International Finance BV, 2.82%, 01/19/22(b)		8,465	8,315,516
Verizon Communications, Inc., 2.95%, 03/15/22		7,358	7,234,304

			37,081,235
Electric Utilities — 0.8%
Duke Energy Corp.:
1.80%, 09/01/21		8,510	8,100,254
2.40%, 08/15/22		3,250	3,120,858
Emera US Finance LP, 2.15%, 06/15/19		4,965	4,905,133
Enel Finance International NV, 2.88%, 05/25/22(b)		3,255	3,176,620
Eversource Energy, 2.75%, 03/15/22		7,200	7,056,996
Exelon Corp., 2.45%, 04/15/21		4,890	4,779,220
FirstEnergy Corp., 2.85%, 07/15/22		4,346	4,218,728
Generacion Mediterranea SA, 9.63%, 07/27/23(b)		590	642,362
Genneia SA, 8.75%, 01/20/22(b)		688	741,072
Inkia Energy Ltd., 5.88%, 11/09/27(b)		400	388,500
ITC Holdings Corp., 2.70%, 11/15/22(b)		2,180	2,115,288
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27(b)		338	322,368
Pampa Energia SA(b):
7.38%, 07/21/23		444	466,755
7.50%, 01/24/27		340	351,475
Stoneway Capital Corp.:
10.00%, 03/01/27(b)		1,469	1,596,744
10.00%, 03/01/27		338	367,393

			42,349,766
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		6,520	6,426,993

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		6,130	6,002,458

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp., 3.45%, 09/15/21	USD	3,285	$3,291,320
Crown Castle International Corp.:
3.40%, 02/15/21		6,923	6,949,238
4.88%, 04/15/22		5,465	5,741,747
3.20%, 09/01/24		3,205	3,072,930
National Retail Properties, Inc., 5.50%, 07/15/21		2,543	2,711,531
Nationwide Health Properties, Inc., 6.59%, 07/07/38		1,400	1,734,012
Realty Income Corp., 3.25%, 10/15/22		11,005	10,918,316
Trust F/1401, 6.95%, 01/30/44		341	355,492

			34,774,586
Food & Staples Retailing — 0.6%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)		5,035	4,881,474
CVS Health Corp.:
3.35%, 03/09/21		7,125	7,163,782
3.70%, 03/09/23		8,585	8,631,616
Walgreen Co., 3.10%, 09/15/22		5,780	5,660,221
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		5,229	5,203,560

			31,540,653
Food Products — 0.3%
Arcor SAIC, 6.00%, 07/06/23(b)		385	396,550
Kraft Heinz Foods Co., 2.80%, 07/02/20		5,510	5,471,842
MARB BondCo plc, 6.88%, 01/19/25(b)		624	570,960
Wm Wrigley Jr Co., 3.38%, 10/21/20(b)		8,820	8,894,707

			15,334,059
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories:
2.35%, 11/22/19		966	957,675
2.90%, 11/30/21		19,530	19,323,355
Becton Dickinson and Co., 2.40%, 06/05/20		6,145	6,026,046
Stryker Corp., 2.00%, 03/08/19		4,710	4,678,780

			30,985,856
Health Care Providers & Services — 0.1%
Anthem, Inc., 2.50%, 11/21/20		4,255	4,182,902
Rede D’or Finance Sarl, 4.95%, 01/17/28(b)		379	360,050

			4,542,952
Hotels, Restaurants & Leisure — 0.5%
Carnival Corp., 3.95%, 10/15/20		4,525	4,639,334
Marriott International, Inc.:
2.88%, 03/01/21		2,620	2,595,592
3.13%, 10/15/21		10,265	10,176,624
Unique Pub Finance Co. plc (The):
6.54%, 03/30/21	GBP	2,610	3,849,510
7.40%, 03/28/24		4,920	7,626,135

			28,887,195
Industrial Conglomerates — 0.0%(b)
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23	USD	86	89,154
Grupo KUO SAB de CV, 5.75%, 07/07/27		336	336,000

			425,154
Insurance — 0.7%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		73	97,042
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.81%, 02/12/23(b)(d)		352	355,616
American International Group, Inc.:
6.40%, 12/15/20		1,965	2,118,765
4.88%, 06/01/22		500	527,318
Aon plc, 2.80%, 03/15/21		3,789	3,749,647
AXIS Specialty Finance plc, 2.65%, 04/01/19		13,545	13,515,356

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/22	USD	4,423	$4,706,821
Marsh & McLennan Cos., Inc., 2.35%, 03/06/20		7,145	7,071,233
Pricoa Global Funding I, 2.45%, 09/21/22(b)		4,090	3,968,244
Willis North America, Inc., 3.60%, 05/15/24		3,827	3,764,573
Willis Towers Watson plc, 5.75%, 03/15/21		2,206	2,347,751

			42,222,366
Internet Software & Services — 0.3%
Baidu, Inc.:
2.75%, 06/09/19		10,000	9,964,880
2.88%, 07/06/22		8,205	7,956,175

			17,921,055
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc., 3.30%, 02/15/22		12,715	12,689,423

Marine — 0.0%
Hidrovias International Finance SARL, 5.95%, 01/24/25(b)		344	340,629

Media — 1.2%
Cablevision SA, 6.50%, 06/15/21(b)		177	184,522
Charter Communications Operating LLC:
3.58%, 07/23/20		2,633	2,640,412
4.46%, 07/23/22		9,515	9,719,471
Cox Communications, Inc., 3.15%, 08/15/24(b)		8,155	7,820,779
Discovery Communications LLC, 4.38%, 06/15/21		3,695	3,799,504
DISH DBS Corp., 4.25%, 04/01/18		5,000	5,000,000
NBCUniversal Media LLC, 5.15%, 04/30/20		12,834	13,395,655
Sky plc, 2.63%, 09/16/19(b)		20,595	20,508,262
Time Warner, Inc., 4.70%, 01/15/21		2,860	2,973,077
Viacom, Inc.:
2.75%, 12/15/19		491	486,547
3.88%, 12/15/21		3,335	3,378,977
Vrio Finco 1 LLC, 6.25%, 04/04/23(b)		496	500,960

			70,408,166
Metals & Mining — 0.1%
Anglo American Capital plc, 4.13%, 04/15/21(b)		2,221	2,253,005
Nexa Resources SA, 5.38%, 05/04/27(b)		338	346,027
Vale Overseas Ltd., 4.38%, 01/11/22		2,173	2,229,498

			4,828,530
Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co., 2.38%, 01/15/21(b)		2,100	2,064,685
CenterPoint Energy, Inc., 2.50%, 09/01/22		5,150	4,990,930
Dominion Energy, Inc., 2.58%, 07/01/20		2,525	2,493,110
Sempra Energy, (LIBOR USD 3 Month + 0.50%), 2.21%, 01/15/21(d)		6,185	6,189,534

			15,738,259
Oil, Gas & Consumable Fuels — 2.3%
Andeavor Logistics LP:
6.25%, 10/15/22		2,658	2,787,711
3.50%, 12/01/22		4,885	4,800,565
Apache Corp., 3.25%, 04/15/22		5,670	5,605,242
BP Capital Markets plc, 2.52%, 01/15/20		16,370	16,275,319
Enbridge Energy Partners LP, 5.20%, 03/15/20		5,330	5,501,831
Enbridge, Inc., 2.90%, 07/15/22		5,020	4,870,178
Energy Transfer Partners LP:
4.15%, 10/01/20		7,614	7,719,778
3.60%, 02/01/23		2,900	2,826,854
Enterprise Products Operating LLC:
1.65%, 05/07/18		2,100	2,097,984
5.20%, 09/01/20		4,650	4,866,976

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc., 2.45%, 04/01/20	USD	5,680	$5,622,694
Geopark Ltd., 6.50%, 09/21/24(b)		240	240,900
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)		458	446,092
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		3,485	3,483,643
Kinder Morgan, Inc.:
3.05%, 12/01/19		14,410	14,372,740
5.00%, 02/15/21(b)		7,000	7,268,109
3.15%, 01/15/23		4,000	3,892,580
MPLX LP, 3.38%, 03/15/23		3,720	3,675,736
Petrobras Global Finance BV:
8.38%, 05/23/21		249	283,487
6.13%, 01/17/22		6,351	6,776,517
5.30%, 01/27/25(b)		386	381,175
7.38%, 01/17/27		200	216,700
6.00%, 01/27/28(b)		196	194,040
6.85%, 06/05/2115		394	372,330
Pioneer Natural Resources Co., 3.45%, 01/15/21		6,340	6,379,456
Puma International Financing SA, 5.00%, 01/24/26(b)		412	393,621
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20		3,000	3,108,765
Sunoco LP, 4.88%, 01/15/23(b)		860	828,825
Tecpetrol SA, 4.88%, 12/12/22(b)		344	334,970
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		5,740	5,512,628
TransCanada PipeLines Ltd., 6.50%, 08/15/18		4,415	4,479,533
Williams Partners LP, 4.00%, 11/15/21		4,650	4,704,107

			130,321,086
Paper & Forest Products — 0.0%
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(b)		312	332,280

Personal Products — 0.0%
Avon International Operations, Inc., 7.88%, 08/15/22(b)		1,345	1,375,262

Pharmaceuticals — 1.5%
Allergan Funding SCS:
2.45%, 06/15/19		1,650	1,637,424
3.00%, 03/12/20		23,595	23,473,343
3.45%, 03/15/22		8,140	8,070,408
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		36,350	35,750,072
2.40%, 09/23/21		18,585	17,944,226

			86,875,473
Road & Rail — 0.8%
Park Aerospace Holdings Ltd., 5.25%, 08/15/22(b)		6,860	6,720,742
Penske Truck Leasing Co. LP(b):
2.88%, 07/17/18		16,908	16,914,684
3.05%, 01/09/20		5,346	5,343,060
3.30%, 04/01/21		7,930	7,943,560
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		347	342,662
Ryder System, Inc.:
2.65%, 03/02/20		5,675	5,631,663
2.88%, 09/01/20		2,250	2,235,876

			45,132,247
Semiconductors & Semiconductor Equipment — 1.9%
Analog Devices, Inc., 2.85%, 03/12/20		2,115	2,111,544
Broadcom Corp.:
2.38%, 01/15/20		6,496	6,405,361
3.00%, 01/15/22		20,068	19,691,652

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.:
2.75%, 03/15/20	USD	7,863	$7,829,750
2.80%, 06/15/21		23,925	23,609,546
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	17,976,400
NXP BV(b):
3.75%, 06/01/18		2,167	2,169,817
4.13%, 06/15/20		9,770	9,916,550
4.13%, 06/01/21		7,770	7,847,700
3.88%, 09/01/22		2,479	2,460,408
QUALCOMM, Inc.:
2.25%, 05/20/20		2,380	2,340,459
3.00%, 05/20/22		2,985	2,940,498

			105,299,685
Software — 0.1%
CA, Inc., 3.60%, 08/15/22		3,655	3,687,348

Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC, 4.42%, 06/15/21(b)		2,203	2,259,767
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		8,536	8,544,768
2.10%, 10/04/19(b)		7,650	7,549,185
3.60%, 10/15/20		8,000	8,074,011
NetApp, Inc., 2.00%, 09/27/19		7,825	7,703,800
Xerox Corp.:
3.50%, 08/20/20		9,350	9,312,818
3.63%, 03/15/23		5,481	5,352,111

			48,796,460
Thrifts & Mortgage Finance — 0.2%
BPCE SA(b):
3.00%, 05/22/22		1,830	1,792,368
2.75%, 01/11/23		9,600	9,266,969

			11,059,337
Tobacco — 0.9%
BAT Capital Corp., 2.30%, 08/14/20(b)		31,225	30,614,555
BAT International Finance plc(b):
2.75%, 06/15/20		5,575	5,527,392
3.25%, 06/07/22		545	539,776
Reynolds American, Inc.:
6.88%, 05/01/20		7,889	8,460,752
3.25%, 06/12/20		6,460	6,460,622

			51,603,097
Trading Companies & Distributors — 0.5%
Air Lease Corp.:
2.63%, 09/04/18		1,860	1,857,942
3.38%, 01/15/19		895	898,348
2.63%, 07/01/22		8,375	8,086,853
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		7,310	7,159,254
International Lease Finance Corp.:
7.13%, 09/01/18(b)		3,680	3,741,289
4.63%, 04/15/21		5,702	5,885,264

			27,628,950
Wireless Telecommunication Services — 0.2%(b)
Digicel Group Ltd., 7.13%, 04/01/22		344	268,320
Sprint Communications, Inc., 9.00%, 11/15/18		4,715	4,862,344
Sprint Spectrum Co. LLC:
3.36%, 09/20/21		2,752	2,734,676
4.74%, 03/20/25		5,500	5,520,625

			13,385,965

Total Corporate Bonds — 34.2% (Cost: $1,959,076,501)			1,934,224,989

Security		Par (000)	Value
Foreign Agency Obligations — 0.1%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18(b)	USD	756	$784,350
8.50%, 03/23/21(b)		443	483,800
8.75%, 04/04/24(b)		1,283	1,429,903
8.75%, 04/04/24		946	1,054,317
6.95%, 07/21/27(b)		906	909,715

			4,662,085
Mexico — 0.0%
Petroleos Mexicanos, 5.35%, 02/12/28(b)		1,969	1,942,222

Panama — 0.0%(b)
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36		323	344,399
AES Panama SRL, 6.00%, 06/25/22		265	273,944

			618,343
Total Foreign Agency Obligations — 0.1% (Cost: $7,270,040)			7,222,650

Foreign Government Obligations — 1.9%

Argentina — 0.3%
Provincia de Rio Negro, 7.75%, 12/07/25(b)		600	565,500
Republic of Argentina:
21.20%, 09/19/18	ARS	13,603	664,621
6.25%, 04/22/19	USD	1,645	1,690,237
8.00%, 10/08/20		1,049	1,134,301
6.88%, 04/22/21		2,905	3,079,300
5.63%, 01/26/22		1,270	1,288,415
8.75%, 05/07/24		2,863	3,214,656
7.50%, 04/22/26		335	357,445
5.88%, 01/11/28		3,835	3,606,818
5.25%, 01/15/28	EUR	174	208,746
2.50%, 12/31/38(e)	USD	1,338	888,421
7.13%, 06/28/2117		502	462,593

			17,161,053
Bahrain — 0.0%
Kingdom of Bahrain:
6.88%, 10/05/25(b)		729	729,000
6.75%, 09/20/29(b)		551	514,788
6.00%, 09/19/44(b)		200	161,497
7.50%, 09/20/47		548	500,050

			1,905,335
Colombia — 0.0%
Republic of Colombia, 4.38%, 07/12/21		1,919	1,986,165

Cyprus — 0.4%
Republic of Cyprus:
4.75%, 06/25/19	EUR	9,815	12,756,335
4.63%, 02/03/20(b)		8,454	11,205,963

			23,962,298
Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20	USD	1,260	1,290,580
5.58%, 02/21/23(b)		1,948	1,975,662

			3,266,242
Indonesia — 0.2%
Republic of Indonesia:
3.75%, 04/25/22		2,006	2,009,322
5.63%, 05/15/23	IDR	28,033,000	2,005,630
8.38%, 03/15/24		37,630,000	2,986,197

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Indonesia (continued)
4.13%, 01/15/25	USD	309	$311,269
4.75%, 01/08/26		418	436,597
8.38%, 09/15/26	IDR	6,873,000	551,013
7.00%, 05/15/27		8,516,000	628,765
6.13%, 05/15/28		23,299,000	1,628,857
4.35%, 01/11/48	USD	903	860,949

			11,418,599
Lebanon — 0.1%
Republic of Lebanon:
6.10%, 10/04/22		1,147	1,126,434
6.65%, 04/22/24		400	396,080
6.25%, 11/04/24		620	596,750
6.85%, 03/23/27		1,365	1,319,204

			3,438,468
Russia — 0.4%
Russian Federation:
5.00%, 04/29/20		1,000	1,032,300
6.40%, 05/27/20	RUB	259,082	4,538,316
7.60%, 04/14/21		51,186	923,769
7.50%, 08/18/21		207,870	3,748,282
7.40%, 12/07/22		42,526	771,796
6.50%, 02/28/24		29,942	518,742
4.75%, 05/27/26	USD	1,400	1,446,502
7.75%, 09/16/26	RUB	80,051	1,476,991
8.15%, 02/03/27		220,596	4,177,991
5.63%, 04/04/42	USD	600	644,376
5.25%, 06/23/47		2,800	2,796,640

			22,075,705
South Africa — 0.2%
Republic of South Africa:
5.50%, 03/09/20		3,202	3,320,154
5.88%, 05/30/22		678	727,942
8.88%, 02/28/35	ZAR	15,116	1,294,762
6.25%, 03/31/36		29,731	1,953,654
8.50%, 01/31/37		15,059	1,237,325
6.50%, 02/28/41		14,539	948,588
8.75%, 02/28/48		7,380	616,270

			10,098,695
Tunisia — 0.0%
Banque Centrale de Tunisie, 4.50%, 06/22/20	EUR	356	456,219

Turkey — 0.2%
Republic of Turkey:
5.63%, 03/30/21	USD	793	820,755
11.00%, 03/02/22	TRY	3,153	741,638
5.13%, 03/25/22	USD	209	213,071
6.25%, 09/26/22		6,730	7,128,376

			8,903,840
Total Foreign Government Obligations — 1.9% (Cost: $102,619,064)			104,672,619

		Shares
Investment Companies — 1.0%
iShares Short Maturity Bond ETF(k)		1,180,000	59,188,800

Total Investment Companies — 1.0% (Cost: $59,218,280)			59,188,800

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 12.6%

Collateralized Mortgage Obligations — 3.3%
Apollo Trust, Series 2009-1, Class A3, 3.01%, 10/03/40(a)	AUD	1,057	$813,841
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.73%, 11/25/33(a)	USD	543	545,623
Bear Stearns ARM Trust(a):
Series 2004-5, Class 2A, 3.88%, 07/25/34		704	698,543
Series 2004-7, Class 4A, 3.80%, 10/25/34		25	24,609
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 15.75%, 12/25/35(a)(b)(k)		19	15,410
CHL Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 2.41%, 02/25/35(a)		493	468,573
Series 2005-17, Class 1A6, 5.50%, 09/25/35		1,127	1,122,905
Series 2005-HYB8, Class 2A1, 3.69%, 12/20/35(a)		1,263	1,118,189
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-DNA2, Class M1, 3.07%, 10/25/29		23,763	24,024,353
Series 2017-HQA3, Class M1, 2.42%, 04/25/30		2,927	2,927,216
Federal National Mortgage Association(a):
Series 2014-C02, Class 1M1, 2.82%, 05/25/24		1,138	1,141,098
Series 2017-C04, Class 2M1, 2.72%, 11/25/29		14,216	14,272,686
Federal National Mortgage Association Variable Rate Notes, Series 2017-C02, Class 2M1, 3.02%, 09/25/29(a)		12,760	12,847,360
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 3.81%, 02/25/35(a)		180	180,509
JPMorgan Mortgage Trust(a)(b):
Series 2016-2, Class A1, 2.70%, 06/25/46		19,441	19,319,902
Series 2017-1, Class A4, 3.50%, 01/25/47		17,896	17,965,466
Series 2017-3, Class 1A6, 3.00%, 08/25/47		15,111	15,028,239
Series 2018-1, Class A5, 3.50%, 06/25/48		18,255	18,252,332
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(a)(b)		21,145	20,844,488
MortgageIT Trust, Series 2004-1, Class A1, 2.65%, 11/25/34(a)		1,487	1,457,192
National RMBS Trust, Series 2012-2, Class A1, 2.89%, 06/20/44(a)	AUD	1,330	1,023,024
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1, 3.25%, 09/25/56(a)(b)	USD	3,897	3,878,127
Sequoia Mortgage Trust(a)(b):
Series 2017-CH1, Class A2, 3.50%, 08/25/47		12,086	12,109,009
Series 2017-CH2, Class A10, 4.00%, 12/25/47		7,322	7,418,855
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 2.17%, 09/25/34(a)		979	913,800
TORRENS Trust, Series 2013-1, Class A, 2.72%, 04/12/44(a)	AUD	7,473	5,742,707
Walsh Acceptance, Series 1997-2, Class A, 3.62%, 03/01/27(a)(b)(c)	USD	10	3,084

			184,157,140
Commercial Mortgage-Backed Securities — 9.0%
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32(a)(b)		16,080	16,397,163
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 3.21%, 11/15/33(a)(b)		4,928	4,934,659
Bear Stearns Commercial Mortgage Securities Trust(a):
Series 2004-PWR4, Class F, 6.01%, 06/11/41(b)		2,500	2,584,988
Series 2005-PW10, Class AJ, 5.59%, 12/11/40		21,560	22,854,122
Series 2005-PW10, Class B, 5.61%, 12/11/40		13,697	14,133,221
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/34(b)		12,989	13,111,363

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class A, 2.53%, 05/15/30(a)(b)	USD	13,310	$13,330,841
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.57%, 07/15/32(a)(b)		5,940	5,945,582
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A, 3.25%, 05/10/35(b)		7,460	7,469,635
CLNS Trust, Series 2017-IKPR, Class A, 2.54%, 06/11/32(a)(b)		21,360	21,380,335
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 05/15/45		9,666	9,734,252
Series 2013-CR10, Class ASB, 3.80%, 08/10/46		3,300	3,369,343
Series 2014-PAT, Class A, 2.52%, 08/13/27(a)(b)		14,450	14,450,081
Series 2014-UBS3, Class ASB, 3.37%, 06/10/47		16,590	16,747,788
Series 2014-UBS5, Class ASB, 3.55%, 09/10/47		7,340	7,455,722
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,800	1,817,081
Series 2015-CR23, Class A2, 2.85%, 05/10/48		16,620	16,629,015
Series 2015-CR24, Class ASB, 3.45%, 08/10/48		7,580	7,669,418
Series 2015-LC21, Class A2, 2.98%, 07/10/48		32,500	32,568,725
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(b)		10,000	9,994,939
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class G, 5.69%, 02/15/39(a)(b)		1,011	999,137
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB, 3.35%, 04/15/50		13,700	13,726,277
CSMC Trust, Series 2015-DEAL, Class A, 3.10%, 04/15/29(a)(b)		1,439	1,439,440
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34(b)		10,000	10,033,683
Great Wolf Trust, Series 2017-WOLF, Class A, 2.78%, 09/15/34(a)(b)		5,980	5,985,609
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 04/10/34(b)		5,000	5,079,480
GS Mortgage Securities Trust:
Series 2013-GC13, Class AAB, 3.72%, 07/10/46(a)		8,300	8,455,832
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		9,620	9,832,637
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 2.56%, 05/08/30(a)(b)		9,230	9,247,332
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 09/15/47		6,780	6,900,885
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2003-CB7, Class F, 5.34%, 01/12/38(b)		5,000	5,088,643
Series 2007-CB18, Class AMFL, 1.90%, 06/12/47		4,898	4,817,146
LMREC, Inc., Series 2015-CRE1, Class A, 3.61%, 02/22/32(a)(b)(c)		5,000	5,025,000
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(b)		16,255	16,571,091
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 05/15/46		6,000	5,960,826
Series 2014-C18, Class ASB, 3.62%, 10/15/47		9,900	10,072,810
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,631,279
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,950	8,017,798
Series 2015-C23, Class A2, 2.98%, 07/15/50		25,100	25,132,720
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 03/15/45		4,655	4,661,854
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)		5,000	5,045,536
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		4,215	4,245,289
RAIT Trust(a)(b):
Series 2016-FL6, Class A, 3.20%, 11/13/31		1,138	1,139,313
Series 2017-FL7, Class A, 2.73%, 06/15/37		6,286	6,292,041
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 05/10/45		4,445	4,486,709

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB, 2.79%, 04/10/46	USD	8,000	$7,975,058
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30(b)		17,196	17,019,406
Wachovia Bank Commercial Mortgage Trust(a):
Series 2006-C28, Class AJ, 5.63%, 10/15/48		291	295,479
Series 2007-C33, Class AM, 6.01%, 02/15/51		2,832	2,904,414
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.13%, 06/15/29(a)(b)		3,510	3,517,367
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.48%, 08/15/50		11,680	11,825,463
WFRBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	13,924,312
Series 2012-C6, Class A4, 3.44%, 04/15/45		1,970	1,989,839
Series 2014-C21, Class ASB, 3.39%, 08/15/47		14,690	14,844,251
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,366,143

			511,128,372
Interest Only Commercial Mortgage-Backed Securities — 0.3%(a)
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.19%, 03/10/47		35,021	1,734,472
Commercial Mortgage Trust:
Series 2014-CR15, Class XA, 1.20%, 02/10/47		56,746	2,034,269
Series 2015-CR23, Class XA, 0.98%, 05/10/48		40,263	1,845,025
Core Industrial Trust(b):
Series 2015-CALW, Class XA, 0.81%, 02/10/34		157,420	4,301,218
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		100,000	2,608,280
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.16%, 10/15/48		64,899	3,180,806
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.81%, 12/15/49		46,572	2,001,332

			17,705,402
Total Non-Agency Mortgage-Backed Securities — 12.6% (Cost: $727,772,902)			712,990,914

U.S. Government Sponsored Agency Securities — 11.8%

Collateralized Mortgage Obligations — 2.4%
Federal Home Loan Mortgage Corp.:
Series 4569, Class JA, 3.00%, 03/15/42		18,956	18,974,206
Series 4482, Class DH, 3.00%, 06/15/42		6,887	6,889,386
Series 4459, Class BN, 3.00%, 08/15/43		12,219	12,119,200
Series 4390, Class CA, 3.50%, 06/15/50		9,720	9,869,803
Series 4446, Class MA, 3.50%, 12/15/50		16,994	17,208,536
Series 4593, Class MP, 4.00%, 04/15/54		27,602	28,639,010
Series 3710, Class MG, 4.00%, 08/15/25(e)		1,505	1,579,985
Series 3986, Class M, 4.50%, 09/15/41		3,818	3,999,288
Series 3959, Class MA, 4.50%, 11/15/41		3,394	3,552,506
Series 1165, Class LD, 7.00%, 11/15/21		69	72,259
Federal National Mortgage Association:
Series 1997-20, Class FB, 1.73%, 03/25/27(a)		134	132,993
Series 2013-133, 3.00%, 05/25/36		7,189	7,220,554
Series 2015-10, Class KA, 3.00%, 07/25/40		9,572	9,524,034
Series 2011-48, Class MG, 4.00%, 06/25/26(e)		2,462	2,581,233
Series 2011-84, Class MG, 4.00%, 09/25/26(e)		3,410	3,545,431
Government National Mortgage Association, Series 2013-131, Class PA, 3.50%, 06/16/42		7,454	7,598,656

			133,507,080
Commercial Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp.:
Series KP03, Class A2, 1.78%, 07/25/19		3,507	3,476,532
Series KJ05, Class A2, 2.16%, 10/25/21		11,543	11,278,728

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series KIR2, Class A1, 2.75%, 03/25/27	USD	8,840	$8,732,291

Interest Only Commercial Mortgage-Backed Securities — 0.1%(a)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K718, Class X1, 0.64%, 01/25/22		12,708	263,829
Series K044, Class X1, 0.75%, 01/25/25		54,455	2,277,930
Series KW01, Class X1, 0.98%, 01/25/26		47,496	2,885,266
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.18%, 01/25/22		25,258	1,122,303
Government National Mortgage Association Variable Rate Notes, Series 2012-120, 0.77%, 02/16/53		27,592	1,200,736

			7,750,064
Mortgage-Backed Securities — 8.9%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27		26,043	25,694,221
3.50%, 07/15/27(f)		43,215	44,052,291
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 2.93%, 10/01/45(d)		6,417	6,428,761
Federal National Mortgage Association:
2.50%, 12/01/27 - 04/01/32		57,422	56,409,440
2.50%, 04/25/29 - 04/25/33(f)		177,907	174,321,071
3.00%, 04/25/33(f)		122,000	121,841,156
4.00%, 12/25/24(f)		21,255	21,854,093
4.50%, 12/25/22(f)		10,490	10,557,022
5.00%, 04/01/21		1	930
5.50%, 06/01/20 - 10/01/21		371	381,998
6.50%, 04/01/21		45	46,366
Federal National Mortgage Association Variable Rate Notes:(d)
(LIBOR USD 12 Month + 1.59%), 2.88%, 09/01/45		14,234	14,316,501
(LIBOR USD 12 Month + 1.59%), 2.94%, 11/01/45		1,157	1,163,125
(LIBOR USD 12 Month + 1.59%), 3.15%, 06/01/45		14,963	15,083,463
(LIBOR USD 12 Month + 1.74%), 3.37%, 09/01/42		10,590	10,794,652

			502,945,090
Total U.S. Government Sponsored Agency Securities — 11.8% (Cost: $674,325,638)			667,689,785

U.S. Treasury Obligations — 17.0%
U.S. Treasury Notes:
0.75%, 02/15/19		190,400	188,168,750
1.38%, 02/28/19(g)		385,000	382,398,243
1.63%, 10/15/20		248,300	243,828,661
1.75%, 11/15/20		51,200	50,402,000
2.25%, 02/15/21		93,900	93,540,539

Total U.S. Treasury Obligations — 17.0% (Cost: $964,032,714)			958,338,193

Total Long-Term Investments — 103.1% (Cost: $5,883,352,228)			5,826,761,432

Certificates of Deposit — 1.7%

Yankee — 1.7%(h)
Bank of Tokyo-Mitsubishi Ltd., 2.34%, 06/22/18		28,000	28,004,074
BNP Paribas SA, New York, (LIBOR USD 3 Month + 0.25%), 2.54%, 12/28/18(d)		13,000	12,999,029

Security		Par (000)	Value
Yankee (continued)
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.28%), 2.55%, 03/22/19(d)	USD	28,000	$27,997,251
Sumitomo Mitsui Trust Bank Ltd., New York, 2.30%, 06/20/18		25,000	25,004,367

			94,004,721

Total Certificates of Deposit — 1.7% (Cost: $94,000,000)			94,004,721

Commercial Paper — 1.7%(i)
American Electric Power Co., Inc., 2.64%, 06/04/18		28,000	27,874,777
CenterPoint Energy Resources Corp., 2.64%, 06/05/18		12,500	12,443,168
Enbridge, Inc., 2.83%, 04/26/18		12,000	11,978,981
Hyundai Capital America, 2.72%, 06/19/18		28,000	27,842,278
Mizuho Bank Ltd., 2.31%, 06/15/18		15,000	14,929,670

Total Commercial Paper — 1.7% (Cost: $95,049,176)			95,068,874

Foreign Government Obligations — 0.1%

Argentina — 0.0%
Republic of Argentine Treasury Bill, (0.50)%, 04/14/18(i)	ARS	34,570	1,747,192

Brazil — 0.1%
Federative Republic of Brazil Treasury Bill, 6.43%, 01/01/19(i)	BRL	12,869	3,725,144

Total Foreign Government Obligations — 0.1% (Cost: $5,554,132)			5,472,336

		Shares
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(j)(k)		5,420,700	5,420,700

Total Money Market Funds — 0.1% (Cost: $5,420,700)			5,420,700

Total Repurchase Agreements — 1.4% (Cost: $80,000,000)			80,000,000

Total Short-Term Securities — 5.0% (Cost: $280,024,008)			279,966,631

Total Options Purchased — 0.0% (Cost: $1,973,200)			846,110

Total Investments — 108.1% (Cost: $6,165,349,436)			6,107,574,173

Liabilities in Excess of Other Assets — (8.1)%			(458,172,705)

Net Assets — 100.0%			$5,649,401,468

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Issuer is a U.S. branch of a foreign domiciled bank.
(i)	Rates are discount rates or a range of discount rates at the time of purchase.
(j)	Annualized 7-day yield as of period end.
(k)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Shares Purchased	Shares Sold		Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,440,721	—	(20,021	)(b)	5,420,700	$5,420,700	$276,129	$—	$—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	18,554	—	—		18,554	15,410	572	—	(994)
iShares Short Maturity Bond ETF	1,180,000	—	—		1,180,000	59,188,800	485,814	—	(153,400)

						$64,624,910	$762,515	$—	$(154,394)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Mizuho Securities USA LLC	3.05	%(a)	03/29/18	07/02/18	$80,000	$80,000	$80,644,311	Asset-Backed Securities, 0.00% to 4.43%, due 12/01/22 to 07/25/47	$564,663,880	$92,000,000

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith Inc.	1.98%	3/29/2018	04/02/18	$6,965,000	$6,966,149	U.S. Treasury Obligations	Overnight

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	5,479	06/29/18	$1,164,887	$131,969
90-Day Eurodollar	4,464	12/17/18	1,088,156	(3,085,387)
90-Day Eurodollar	70	03/18/19	17,047	13,912

				(2,939,506)

Short Contracts
Euro-Bund	28	06/07/18	5,493	(83,308)
U.S. Treasury 10 Year Note	1,480	06/20/18	179,288	(1,376,555)
U.S. Treasury 10 Year Ultra Note	713	06/20/18	92,590	(1,246,683)
U.S. Treasury Long Bond	108	06/20/18	15,836	(486,963)
U.S. Treasury Ultra Bond	1	06/20/18	160	(2,234)
U.S. Treasury 5 Year Note	7,651	06/29/18	875,741	(2,764,083)
90-Day Eurodollar	4,463	12/16/19	1,084,676	3,706,938
90-Day Eurodollar	97	06/15/20	23,571	(35,285)

				(2,288,173)

				$(5,227,679)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,003,054	AUD	5,127,000	National Australia Bank Ltd.	04/04/18	$65,273
MXN	11,554,539	CAD	815,000	Goldman Sachs International	04/05/18	2,754
CAD	1,347,014	USD	1,043,200	Deutsche Bank AG	04/09/18	2,456
TRY	4,015,074	USD	1,008,407	BNP Paribas SA	04/09/18	7,489
TRY	578,947	USD	145,750	Citibank NA	04/09/18	736
TRY	1,897,884	USD	476,593	Goldman Sachs International	04/09/18	3,611
USD	8,621,227	TRY	33,040,052	BNP Paribas SA	04/09/18	261,418
CAD	528,132	USD	407,500	Goldman Sachs International	04/12/18	2,501
MXN	11,150,300	USD	611,250	Nomura International plc	04/12/18	1,240
TRY	3,385,328	USD	849,000	Goldman Sachs International	04/20/18	4,711
USD	11,949,395	EUR	9,676,000	UBS AG	05/02/18	18,970
BRL	14,155,219	USD	4,265,740	UBS AG	05/03/18	11,472
USD	1,443,185	EUR	1,170,000	Nomura International plc	05/04/18	375
USD	1,216,043	ZAR	14,448,056	JP Morgan Chase Bank NA	05/04/18	1,002
EUR	837,000	JPY	108,919,387	Barclays Bank plc	05/07/18	6,547
USD	1,401,000	RUB	80,247,879	BNP Paribas SA	05/07/18	6,522
TRY	3,967,509	USD	990,000	Goldman Sachs International	05/09/18	4,749
USD	1,860,181	EUR	1,502,100	Royal Bank of Scotland plc	05/09/18	7,153
CAD	526,965	USD	407,500	Bank of America NA	05/15/18	1,852
MXN	13,910,515	USD	742,500	Goldman Sachs International	05/15/18	17,618
MXN	13,641,878	USD	742,500	JP Morgan Chase Bank NA	05/15/18	2,938
USD	4,641,150	ZAR	55,219,006	Deutsche Bank AG	05/16/18	4,949
USD	210,904	EUR	170,551	JP Morgan Chase Bank NA	05/18/18	368
CAD	17,736,153	AUD	17,550,000	ANZ Banking Group Ltd.	06/20/18	305,167
CAD	9,420,755	EUR	5,840,000	ANZ Banking Group Ltd.	06/20/18	94,969
CAD	16,302,361	NZD	17,290,000	ANZ Banking Group Ltd.	06/20/18	180,295
EUR	11,450,000	CHF	13,392,767	Bank of America NA	06/20/18	67,964
EUR	5,760,000	GBP	5,041,443	Barclays Bank plc	06/20/18	32,534
JPY	763,982,740	SEK	59,000,000	Barclays Bank plc	06/20/18	109,736
NOK	55,532,826	EUR	5,720,000	Bank of America NA	06/20/18	22,490
NZD	9,719,823	EUR	5,670,000	National Australia Bank Ltd.	06/20/18	4,909
NZD	8,700,000	JPY	661,947,330	ANZ Banking Group Ltd.	06/20/18	32,079
USD	13,294,037	TRY	51,640,687	BNP Paribas SA	06/25/18	525,395
USD	15,342,841	TRY	61,022,313	Citibank NA	06/25/18	254,504
IDR	72,450,409,500	USD	5,229,000	Deutsche Bank AG	06/26/18	14,743
USD	2,146,082	TRY	8,718,460	BNP Paribas SA	08/20/18	26,800
USD	2,964,209	TRY	11,946,540	Citibank NA	08/20/18	60,246
MXN	50,605,389	USD	2,599,000	HSBC Bank plc	11/26/18	83,635

						$2,252,170

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	525,232	USD	160,000	Goldman Sachs International	04/03/18	$(909)
BRL	13,337,702	USD	4,105,740	UBS AG	04/03/18	(65,788)
USD	4,265,740	BRL	14,115,334	UBS AG	04/03/18	(9,755)
USD	378,419	ARS	7,637,145	HSBC Securities USA, Inc.	04/04/18	(718)
USD	16,217,179	EUR	13,232,000	Bank of America NA	04/04/18	(65,260)
USD	7,952,197	GBP	5,748,000	Toronto Dominion Bank	04/04/18	(112,579)
USD	175,590	MXN	3,321,000	Toronto Dominion Bank	04/04/18	(7,056)
CAD	815,000	MXN	12,070,720	Morgan Stanley & Co. International plc	04/05/18	(31,138)
EUR	1,170,000	USD	1,443,759	Morgan Stanley & Co. International plc	04/05/18	(3,933)
EUR	1,170,000	USD	1,440,219	Nomura International plc	04/05/18	(394)
USD	1,427,585	EUR	1,170,000	Bank of America NA	04/05/18	(12,241)
USD	1,432,386	EUR	1,170,000	Goldman Sachs International	04/05/18	(7,439)
TRY	24,207,129	USD	6,308,436	BNP Paribas SA	04/09/18	(183,537)
TRY	6,343,127	USD	1,654,204	JP Morgan Chase Bank NA	04/09/18	(49,263)
USD	652,000	CAD	846,253	UBS AG	04/09/18	(4,927)
USD	990,000	TRY	3,932,969	Goldman Sachs International	04/09/18	(5,122)
USD	11,011,779	RUB	635,996,327	Deutsche Bank AG	04/12/18	(77,771)
USD	354,000	TRY	1,423,260	Goldman Sachs International	04/20/18	(4,917)
USD	2,599,000	MXN	48,882,252	HSBC Bank plc	04/23/18	(81,592)
USD	822,000	IDR	11,374,836,000	BNP Paribas SA	04/26/18	(5,542)
USD	5,229,000	IDR	72,039,933,000	Deutsche Bank AG	04/26/18	(12,049)
USD	860,000	IDR	11,899,820,000	UBS AG	04/26/18	(5,736)
USD	3,765,535	AUD	4,905,000	Citibank NA	05/02/18	(1,794)
CAD	815,000	MXN	11,612,883	Goldman Sachs International	05/04/18	(2,766)
JPY	109,120,108	EUR	837,000	Bank of America NA	05/07/18	(4,657)
RUB	166,166,379	USD	2,901,000	BNP Paribas SA	05/07/18	(13,506)
USD	815,000	RUB	47,408,550	BNP Paribas SA	05/07/18	(8,824)
USD	925,600	RUB	53,675,544	Citibank NA	05/07/18	(7,127)
USD	1,485,000	MXN	28,133,399	Barclays Bank plc	05/15/18	(52,304)
USD	462,654	EUR	375,154	Nomura Securities International, Inc.	05/21/18	(554)
USD	5,104	MXN	97,041	Barclays Bank plc	05/22/18	(193)
CHF	6,665,149	EUR	5,700,000	National Australia Bank Ltd.	06/20/18	(35,932)
EUR	5,840,000	CAD	9,439,142	National Australia Bank Ltd.	06/20/18	(109,262)
NOK	53,109,113	GBP	4,940,000	HSBC Bank plc	06/20/18	(161,658)
SEK	115,197,826	EUR	11,450,000	State Street Bank and Trust Co.	06/20/18	(293,253)
TRY	112,662,999	USD	29,508,798	BNP Paribas SA	06/25/18	(1,651,820)
USD	680,000	ARS	14,608,440	BNP Paribas SA	07/02/18	(10,935)
TRY	20,665,000	USD	5,317,092	BNP Paribas SA	08/20/18	(293,846)
USD	1,152,000	ARS	25,807,334	BNP Paribas SA	09/14/18	(23,285)

						(3,419,382)

	Net Unrealized Depreciation					$(1,167,212)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International plc	—	06/07/18	TRY 4.35	TRY 4.35	EUR	61	$112

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	04/04/18	CAD	1.31	USD	815	$87
USD Currency	Bank of America NA	—	04/06/18	CAD	1.25	USD	815	23,859

								23,946

Put
USD Currency	Royal Bank of Scotland plc	—	04/11/18	CAD	1.27	USD	815	462
USD Currency	Deutsche Bank AG	—	04/20/18	CAD	1.29	USD	815	6,902

								7,364

								$31,310

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	1.38%	Semi-Annual	6 month LIBOR	Semi-Annual	Credit Suisse International	01/23/19	1.38%	JPY	31,240,000	$93,551
5-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	01/18/22	3.35%	USD	45,285	721,137

										$814,688

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	773,500	$(2,921,270)

Put
2-Year Interest Rate Swap	3.10%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/28/19	3.10%	USD	845,340	(1,660,315)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	02/21/20	3.35%	USD	773,500	(2,575,129)

										(4,235,444)

										$(7,156,714)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD 48,272	$810,138	$756,026	$54,112

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	NR	USD 73,675	$4,884,056	$4,800,001	$84,055

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	2,086	$(23,202)	$10,444	$(33,646)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	2,086	(23,169)	15,424	(38,593)
Macy’s, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	10,000	349,012	348,207	805
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	813	25,331	24,821	510
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	850	26,484	25,246	1,238
Federative Republic of Brazil	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	650	20,252	18,585	1,667
Kingdom of Bahrain	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	450	36,323	32,078	4,245
Republic of Argentina	5.00%	Quarterly	Citibank NA	06/20/23	USD	4,504	(445,322)	(452,230)	6,908
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	1,304	33,020	35,238	(2,218)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	8,212	(105,579)	(101,846)	(3,733)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	1,096	5,952	9,123	(3,171)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	521	2,829	4,454	(1,625)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	1,013	5,502	8,748	(3,246)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	1,267	6,881	10,992	(4,111)

							$(85,686)	$(10,716)	$(74,970)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	NR	USD	2,086	$23,202	$(11,767)	$34,969
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	NR	USD	2,086	23,169	(13,726)	36,895
Nordstrom, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BBB+	USD	2,809	(75,667)	(235,529)	159,862
Nordstrom, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BBB+	USD	1,258	(33,888)	(91,189)	57,301
Deutsche Bank AG	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	10,000	(749,930)	(671,672)	(78,258)
UniCredit SpA	1.00%	Quarterly	Bank of America NA	06/20/23	NR	EUR	7,045	(457,142)	(435,741)	(21,401)
UniCredit SpA	1.00%	Quarterly	Bank of America NA	06/20/23	NR	EUR	7,955	(516,191)	(492,025)	(24,166)

								$(1,786,447)	$(1,951,649)	$165,202

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	147,861	$35,241	$—	$35,241
6 month EURIBOR	Semi-Annual	0.49%	Annual	N/A		07/04/19	EUR	120,000	1,990,421	—	1,990,421
0.45%	Annual	6 month EURIBOR	Semi-Annual	N/A		07/04/19	EUR	120,000	(1,860,936)	—	(1,860,936)
3 month LIBOR	Quarterly	2.40%	Semi-Annual	04/04/18	(a)	12/31/19	USD	301,453	(740,770)	—	(740,770)
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	279,817	(78,735)	—	(78,735)
3 month LIBOR	Quarterly	2.62%	Semi-Annual	07/05/18	(a)	03/31/20	USD	147,460	15,656	—	15,656
3 month LIBOR	Quarterly	2.60%	Semi-Annual	07/05/18	(a)	03/31/20	USD	335,810	70,641	—	70,641
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	269,460	(121,029)	—	(121,029)
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	155,045	50,700	—	50,700
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	47,834	6,582	—	6,582
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	47,835	7,500	—	7,500
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	18,385	10,724	—	10,724
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	7,433	4,160	—	4,160
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	24,445	15,477	—	15,477
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	18,547	11,541	—	11,541
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	20,635	(77,868)	—	(77,868)
3 month LIBOR	Quarterly	2.70%	Semi-Annual	01/20/22	(a)	01/20/27	USD	15,090	(80,998)	—	(80,998)
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	4,381	(11,482)	—	(11,482)
7.66%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	18,685	(4,667)	—	(4,667)
7.64%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	18,410	(2,397)	—	(2,397)
3.01%	Annual	6 month WIBOR	Semi-Annual	06/20/18	(a)	06/20/28	PLN	4,357	(10,747)	—	(10,747)

									$(770,986)	$—	$(770,986)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	147,861	$(46,586)	$—	$(46,586)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	177,433	(56,567)	—	(56,567)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	180,400	(62,989)	—	(62,989)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	143,151	(49,982)	—	(49,982)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	15,533	(64,670)	—	(64,670)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	24,761	(48,549)	—	(48,549)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	32,529	309,481	—	309,481
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/19	BRL	15,463	(78,452)	—	(78,452)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	30,880	297,144	—	297,144
1 day BZDIOVER	At Termination	7.70%	At Termination	Bank of America NA	01/02/20	BRL	10,996	41,449	—	41,449
1 day BZDIOVER	At Termination	7.78%	At Termination	Citibank NA	01/02/20	BRL	16,519	69,605	—	69,605
1 day BZDIOVER	At Termination	7.82%	At Termination	Citibank NA	01/02/20	BRL	7,985	35,367	—	35,367
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	6,896	89,584	—	89,584
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	01/02/23	BRL	3,625	66,884	—	66,884
5.36%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/12/23	COP	2,883,719	(7,757)	—	(7,757)
5.42%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/13/23	COP	2,883,719	(10,415)	—	(10,415)
5.40%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/14/23	COP	2,937,453	1,457	—	1,457
5.41%	Quarterly	1 day IBRCOL	Quarterly	JP Morgan Chase Bank NA	02/15/23	COP	2,937,453	1,141	—	1,141
5.40%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	02/23/23	COP	5,785,349	(18,340)	—	(18,340)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/08/23	COP	5,704,501	(22,320)	—	(22,320)
5.47%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/09/23	COP	570,450	(2,347)	—	(2,347)
5.45%	Quarterly	1 day IBRCOL	Quarterly	Citibank NA	03/12/23	COP	2,201,581	(8,253)	—	(8,253)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	10,282	(38,636)	—	(38,636)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs Bank USA	08/06/25	MXN	30,867	(116,674)	—	(116,674)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	10,120	38,972	—	38,972
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	10,120	38,972	—	38,972
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	37,565	144,999	—	144,999

								$502,518	$—	$502,518

(a)	Forward Swap.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

The following reference rates, and their values as of period end, are used for security descriptions

Reference Index		Reference Rate
1D CDI	Overnight Brazil CETIP — Interbank Rate	0.02%
1D IBR	Colombian Overnight Interbank Reference Rate	4.27%
3M JIBAR	Johannesburg Interbank Average Rate	6.87%
3M LIBOR	London Interbank Offered Rate	2.31%
4W TIIE	Mexico Interbank TIIE 28-Day	7.85%
6M EURIBOR	Euro Interbank Offered Rate	(0.27)%
6M WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$5,556,027	$—	$2,356,810	$(2,989,629)	$—
OTC Derivatives	543,360	(2,505,725)	1,439,455	(846,705)	—
Options Written	—	—	869,196	(639,445)	(7,156,714)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$3,852,819	$—	$3,852,819
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,252,170	—	—	2,252,170
Options purchased
Investments at value — unaffiliated(b)	—	—	—	31,422	814,688	—	846,110
Swaps — centrally cleared
Net unrealized appreciation(a)	—	138,167	—	—	2,218,643	—	2,356,810
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	847,760	—	—	1,135,055	—	1,982,815

	$—	$985,927	$—	$2,283,592	$8,021,205	$—	$11,290,724

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$9,080,498	$—	$9,080,498
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,419,382	—	—	3,419,382
Options written
Options written, at value	—	—	—	—	7,156,714	—	7,156,714
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	2,989,629	—	2,989,629
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,719,893	—	—	632,537	—	3,352,430

	$—	$2,719,893	$—	$3,419,382	$19,859,378	$—	$25,998,653

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$22,523,881	$—	$22,523,881
Forward foreign currency exchange contracts	—	—	—	(3,418,588)	—	—	(3,418,588)
Options purchased(a)	—	—	(571,420)	—	—	—	(571,420)
Swaps	—	3,093,135	—	—	(3,753,971)	—	(660,836)

	$—	$3,093,135	$(571,420)	$(3,418,588)	$18,769,910	$—	$17,873,037

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(10,352,782)	$—	$(10,352,782)
Forward foreign currency exchange contracts	—	—	—	(495,200)	—	—	(495,200)
Options purchased(b)	—	—	—	189,667	(71,916)	—	117,751
Options written	—	—	—	—	229,751	—	229,751
Swaps	—	2,198,808	—	—	319,554	—	2,518,362

	$—	$2,198,808	$—	$(305,533)	$(9,875,393)	$—	$(7,982,118)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$418,936
Forward foreign currency exchange contracts	2,252,170	3,419,382
Options(a)	1,981,165	7,789,251
Swaps — Centrally cleared	481,214	—
Swaps — OTC(b)	847,760	2,719,893

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,562,309	$14,347,462
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(481,214)	(418,936)

Total derivative assets and liabilities subject to an MNA	$5,081,095	$13,928,526

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
ANZ Banking Group Ltd.	$612,510	$—	$—	$—	$612,510
Bank of America NA	375,535	(375,535)	—	—	—
Barclays Bank plc	187,725	(57,293)	—	—	130,432
BNP Paribas SA	827,624	(827,624)	—	—	—
Citibank NA	849,955	(849,955)	—	—	—
Credit Suisse International	93,551	—	—	—	93,551
Deutsche Bank AG	915,525	(89,820)	—	(825,705)	—
Goldman Sachs International	35,944	(21,153)	—	—	14,791
HSBC Bank plc	119,958	(119,958)	—	—	—
JP Morgan Chase Bank NA	917,564	(635,481)	—	—	282,083
Morgan Stanley & Co. International plc	35,350	(35,350)	—	—	—
National Australia Bank Ltd.	70,182	(70,182)	—	—	—
Nomura International plc	1,615	(394)	—	—	1,221
Royal Bank of Scotland plc	7,615	—	—	—	7,615
UBS AG	30,442	(30,442)	—	—	—

	$5,081,095	$(3,113,187)	$—	$(825,705)	$1,142,203

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$1,219,070	$(375,535)	$—	$—	$843,535
Barclays Bank plc	57,293	(57,293)	—	—	—
BNP Paribas SA	2,941,225	(827,624)	—	—	2,113,601
Citibank NA	2,424,918	(849,955)	—	(1,574,963)	—
Deutsche Bank AG	89,820	(89,820)	—	—	—
Goldman Sachs Bank USA	116,674	—	—	—	116,674
Goldman Sachs International	21,153	(21,153)	—	—	—
HSBC Bank plc	243,250	(119,958)	—	—	123,292
HSBC Securities USA, Inc.	718	—	—	—	718
JP Morgan Chase Bank NA	635,481	(635,481)	—	—	—
Morgan Stanley & Co. International plc	37,289	(35,350)	—	—	1,939
National Australia Bank Ltd.	145,194	(70,182)	—	—	75,012
Nomura International plc	394	(394)	—	—	—
Nomura Securities International, Inc.	554	—	—	—	554
State Street Bank and Trust Co.	293,253	—	—	—	293,253
Toronto Dominion Bank	119,635	—	—	—	119,635
UBS AG	5,582,605	(30,442)	—	(5,552,163)	—

	$13,928,526	$(3,113,187)	$—	$(7,127,126)	$3,688,213

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable to the counterparty in the event of default.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,515,025,047
Average notional value of contracts — short	$2,214,618,324
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$183,424,167
Average amounts sold — in USD	$68,015,292
Options:
Average value of option contracts purchased	$21,092
Average notional value of swaption contracts purchased	$330,741,800
Average notional value of swaption contracts written	$1,196,170,000
Credit default swaps:
Average notional value — buy protection	$191,231,970
Average notional value — sell protection	$90,599,662
Interest rate swaps:
Average notional value — pays fixed rate	$225,214,248
Average notional value — receives fixed rate	$727,930,275

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,353,914,353	$28,519,129	$1,382,433,482
Corporate Bonds(a)	—	1,934,224,989	—	1,934,224,989
Foreign Agency Obligations	—	7,678,868	—	7,678,868
Foreign Government Obligations	—	104,216,401	—	104,216,401
Investment Companies	59,188,800	—	—	59,188,800
Non-Agency Mortgage-Backed Securities	—	707,962,830	5,028,084	712,990,914
U.S. Government Sponsored Agency Securities	—	667,689,785	—	667,689,785
U.S. Treasury Obligations	—	958,338,193	—	958,338,193
Short-Term Securities:
Certificates of Deposit	—	94,004,721	—	94,004,721
Commercial Paper	—	95,068,874	—	95,068,874
Foreign Government Obligations	—	5,472,336	—	5,472,336
Money Market Funds	5,420,700	—	—	5,420,700
Repurchase Agreements	—	80,000,000	—	80,000,000
Options Purchased:
Foreign currency exchange contracts	—	31,422	—	31,422
Interest rate contracts	—	814,688	—	814,688

Total Investments	$64,609,500	$6,009,417,460	$33,547,213	$6,107,574,173

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$442,567	$—	$442,567
Foreign currency exchange contracts	—	2,283,592	—	2,283,592
Interest rate contracts	3,852,819	4,168,386	—	8,021,205
Liabilities:
Credit contracts	—	(214,168)	—	(214,168)
Foreign currency exchange contracts	—	(3,419,382)	—	(3,419,382)
Interest rate contracts	(9,080,498)	(10,778,880)	—	(19,859,378)

	$(5,227,679)	$(7,517,885)	$—	$(12,745,564)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Low Duration Bond Portfolio

During the six months ended March 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$37,863,572	$11,045,574	$48,909,146
Transfers into Level 3	—	—	—
Transfers out of Level 3(a)	(9,215,640)	(5,980,000)	(15,195,640)
Accrued discounts/premiums	(20)	(550)	(570)
Net realized gain (loss)	26	(436)	(410)
Net change in unrealized appreciation (depreciation)(b)(c)	10,882	(36,452)	(25,570)
Purchases	731,141	—	731,141
Sales	(870,832)	(52)	(870,884)

Closing Balance, as of March 31, 2018	$28,519,129	$5,028,084	$33,547,213

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(c)	$10,882	$(36,452)	$(25,570)

(a)	As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

ASSETS
Investments at value — unaffiliated(b)(c)	$3,327,487,159	$14,899,761,335	$5,962,949,263
Investments at value — affiliated(d)	260,915,268	399,498,629	64,624,910
Cash	789,357	2,795,448	—
Cash pledged:
Collateral — OTC derivatives	5,630,000	670,000	8,140,000
Collateral — TBA commitments	320,000	—	—
Futures contracts	1,342,520	1,404,950	5,958,170
Centrally cleared swaps	2,248,778	26,085,001	6,150,750
Foreign currency at value(e)	13,138,501	42,752,340	18,101,808
Repurchase agreements at value(f)	—	—	80,000,000
Receivables:
Investments sold	120,285,584	110,030,219	451,859
Securities lending income — affiliated	—	154,055	—
TBA sale commitments(g)	345,860,924	—	—
Capital shares sold	5,871,735	74,680,160	13,147,030
Dividends — affiliated	49,942	505,888	29,213
Dividends — unaffiliated	—	155,586	—
Interest — unaffiliated	18,177,120	221,132,078	26,066,285
From the Manager	340,910	18,578	583,730
Variation margin on futures contracts	151,322	13,102	—
Variation margin on centrally cleared swaps	—	1,339,495	481,214
Swap premiums paid	161,078	3,120,433	543,360
Unrealized appreciation on:
Forward foreign currency exchange contracts	876,498	1,607,547	2,252,170
OTC swaps	881,947	2,072,346	1,439,455
Unfunded floating rate loan interests	—	26,573	—
Prepaid expenses	87,728	280,963	218,831
Other assets	27,801	151,969	691

Total assets	4,104,644,172	15,788,256,695	6,191,138,739

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$3,365,382,092	$14,923,232,053	$6,020,691,986
(c) Securities loaned at value	$—	$28,533,960	$—
(d) Investments at cost — affiliated	$260,915,268	$405,606,123	$64,657,450
(e) Foreign currency at cost	$13,027,333	$42,559,716	$18,039,503
(f) Repurchase agreements at cost — unaffiliated	$—	$—	$80,000,000
(g) Proceeds from TBA sale commitments	$345,860,924	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

LIABILITIES
Bank overdraft	$—	$—	$1,723,177
Cash received:
Collateral — OTC derivatives	370,000	3,880,000	1,160,000
Cash collateral on securities loaned at value	—	35,559,918	—
Options written at value(h)	5,203,217	6,220,055	7,156,714
TBA sale commitments at value	347,154,354	—	—
Reverse repurchase agreements at value	—	39,114,257	6,966,149
Payables:
Investments purchased	624,195,616	674,379,895	486,726,931
Administration fees	39,567	656,358	187,744
Capital shares redeemed	4,805,632	98,882,982	24,130,966
Custodian fees	211,981	403,789	141,299
Income dividends	1,580,183	10,702,103	1,880,504
Investment advisory fees	832,533	5,470,731	1,372,736
Trustee’s and Officer’s fees	16,378	86,262	25,970
Other accrued expenses	318,701	1,322,990	529,739
Other affiliates	7,681	106,932	2,345
Professional fees	121,016	145,870	88,692
Service and distribution fees	163,165	759,042	472,295
To Custodian	—	8,623,506	—
Transfer agent fees	970,234	5,553,743	1,981,262
Variation margin on futures contracts	—	—	418,936
Variation margin on centrally cleared swaps	32,678	—	—
Swap premiums received	1,245,684	1,030,090	2,505,725
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,017,764	4,275,047	3,419,382
OTC swaps	917,069	617,711	846,705
Contingencies.	—	— (i)	—

Total liabilities	989,203,453	897,791,281	541,737,271

NET ASSETS	$3,115,440,719	$14,890,465,414	$5,649,401,468

NET ASSETS CONSIST OF
Paid-in capital	$3,283,464,667	$15,576,555,111	$5,802,665,874
Distributions in excess of net investment income	(3,828,171)	(76,940,933)	(24,216,551)
Accumulated net realized loss	(122,909,007)	(576,278,983)	(65,121,225)
Net unrealized appreciation (depreciation)	(41,286,770)	(32,869,781)	(63,926,630)

NET ASSETS	$3,115,440,719	$14,890,465,414	$5,649,401,468

(h) Premiums received	$5,115,345	$5,932,800	$7,386,465
(i) See Note 12 of the Notes to Financial Statements for details of contingencies.

See notes to financial statements.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio(a)	BlackRock Low Duration Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$1,823,477,145	$8,535,784,036	$3,870,741,297

Share outstanding(b)	194,201,187	1,116,352,347	406,746,326

Net asset value	$9.39	$7.65	$9.52

Service
Net assets	$54,127,014	$211,253,574	$29,403,268

Share outstanding(b)	5,763,089	27,620,242	3,091,151

Net asset value	$9.39	$7.65	$9.51

Investor A
Net assets	$446,000,547	$1,391,423,826	$1,325,181,683

Share outstanding(b)	47,430,093	182,025,924	139,300,968

Net asset value	$9.40	$7.64	$9.51

Investor A1
Net assets	$—	$—	$9,775,708

Share outstanding(b)	—	—	1,026,752

Net asset value	$—	$—	$9.52

Investor C
Net assets	$61,306,307	$355,559,157	$201,198,157

Share outstanding(b)	6,547,396	46,447,898	21,158,895

Net asset value	$9.36	$7.66	$9.51

Investor C1
Net assets	$—	$10,613,401	$—

Share outstanding(b)	—	1,385,817	—

Net asset value	$—	$7.66	$—

Investor C2
Net assets	$—	$—	$734,630

Share outstanding(b)	—	—	77,235

Net asset value	$—	$—	$9.51

Investor C3
Net assets	$—	$—	$1,857,264

Share outstanding(b)	—	—	195,317

Net asset value	$—	$—	$9.51

Class K
Net assets	$727,488,934	$4,255,490,057	$205,706,646

Share outstanding(b)	77,252,114	556,152,649	21,635,774

Net asset value	$9.42	$7.65	$9.51

Class R
Net assets	$3,040,772	$130,341,363	$4,802,815

Share outstanding(b)	323,227	17,048,802	504,983

Net asset value	$9.41	$7.65	$9.51

(a)	Consolidated Statement of Assets and Liabilities.
(b)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Operations  (unaudited)

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio(a)	BlackRock Low Duration Bond Portfolio

INVESTMENT INCOME
Dividend — affiliated	$114,633	$6,675,324	$761,943
Dividend — unaffiliated	114,398	9,035,640	6,796
Interest — affiliated	—	—	572
Interest — unaffiliated	44,582,550	475,404,272	57,441,167
Securities lending income — affiliated — net	—	670,035	—
Foreign taxes withheld	(48,007)	—	(8,935)

Total investment income	44,763,574	491,785,271	58,201,543

EXPENSES
Investment advisory	5,311,442	33,838,753	7,507,895
Transfer agent — class specific	1,210,940	8,470,245	2,372,905
Service — class specific	979,691	4,502,371	2,832,251
Administration	591,847	2,728,003	937,545
Administration — class specific	313,258	1,649,817	518,484
Accounting services	208,812	763,717	309,198
Custodian	156,960	247,843	96,493
Printing	79,069	89,657	87,567
Professional	69,613	186,893	71,053
Registration	61,748	196,460	119,779
Trustees and Officer	28,890	132,249	42,322
Recoupment of past waived and/or reimbursed fees — class specific	—	3,504	3,963
Miscellaneous	86,583	321,906	86,425

Total expenses excluding interest expense	9,098,853	53,131,418	14,985,880
Interest expense	2,000,703	23,623	253,533

Total expenses	11,099,556	53,155,041	15,239,413
Less:
Fees waived and/or reimbursed by the Manager	(639,976)	(435,006)	(114,309)
Transfer agent fees waived and/or reimbursed — class specific	(612,647)	(64,605)	(945,987)
Administration fees waived — class specific	(313,258)	(151,129)	(490,288)

Total expenses after fees waived and/or reimbursed	9,533,675	52,504,301	13,688,829

Net investment income	35,229,899	439,280,970	44,512,714

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(13,704,463)	—
Investments — unaffiliated(b)	(20,182,222)	109,770,324	(13,288,792)
Forward foreign currency exchange contracts	(1,600,377)	(24,170,666)	(3,418,588)
Foreign currency transactions	2,323,876	812,891	701,475
Futures contracts	12,809,206	13,199,554	22,523,881
Options written	3,748,204	2,631,878	—
Payment by affiliate	—	—	57,285 (c)
Swaps	(4,333,254)	3,665,226	(660,836)
Unfunded floating rate loan interests	—	(4,962)	—

	(7,234,567)	92,199,782	5,914,425

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	4,453,655	(154,394)
Investments — unaffiliated	(69,377,107)	(467,651,670)	(51,978,179)
Forward foreign currency exchange contracts	(348,267)	(2,055,695)	(495,200)
Foreign currency transactions	151,989	(500,094)	(339,251)
Futures contracts	(3,994,600)	(1,471,429)	(10,352,782)
Options written	(72,095)	(1,773,988)	229,751
Swaps	843,928	(9,055,419)	2,518,362
Unfunded floating rate loan interests	—	26,573	—

	(72,796,152)	(478,028,067)	(60,571,693)

Net realized and unrealized loss	(80,030,719)	(385,828,285)	(54,657,268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,800,820)	$53,452,685	$(10,144,554)

(a) Consolidated Statement of Operations.
(b) Net of foreign capital gain tax	$—	$—	$56,161
(c) Includes a payment by an affiliate of $57,825 to compensate for a trade operating error.
See notes to financial statements.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,229,899	$71,846,647
Net realized loss	(7,234,567)	(18,913,283)
Net change in unrealized appreciation (depreciation)	(72,796,152)	(41,920,693)

Net increase (decrease) in net assets resulting from operations	(44,800,820)	11,012,671

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(24,398,287)	(46,408,439)
Service	(668,077)	(1,420,174)
Investor A	(5,595,169)	(11,492,213)
Investor C	(565,121)	(1,459,296)
Class K	(10,216,204)	(18,861,929)
Class R	(36,643)	(81,866)

Decrease in net assets resulting from distributions to shareholders	(41,479,501)	(79,723,917)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	67,895,562	(24,799,269)

NET ASSETS
Total decrease in net assets	(18,384,759)	(93,510,515)
Beginning of period	3,133,825,478	3,227,335,993

End of period	$3,115,440,719	$3,133,825,478

Undistributed (Distributions in excess of) net investment income, end of period	$(3,828,171)	$2,421,431

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Changes in Net Assets  (continued)

	BlackRock High Yield Bond Portfolio(a)		BlackRock Low Duration Bond Portfolio
	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$439,280,970	$1,030,763,160	$44,512,714	$79,316,271
Net realized gain	92,199,782	407,497,357	5,914,425	10,286,444
Net change in unrealized appreciation (depreciation)	(478,028,067)	241,468,035	(60,571,693)	942,369

Net increase (decrease) in net assets resulting from operations	53,452,685	1,679,728,552	(10,144,554)	90,545,084

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(268,378,286)	(603,347,913)	(37,881,414)	(62,948,676)
Service	(6,301,079)	(19,969,519)	(351,988)	(930,679)
Investor A	(41,965,997)	(154,391,923)	(13,036,428)	(20,740,553)
Investor A1	—	—	(107,295)	(222,182)
Investor B	(2,353)	(13,582)	—	—
Investor B1	(3,549)	(21,175)	—	—
Investor C	(9,253,022)	(24,369,735)	(1,351,876)	(3,341,870)
Investor C1	(287,393)	(1,981,336)	—	—
Investor C2	—	—	(7,289)	(65,677)
Investor C3	—	—	(13,463)	(130,042)
Class K	(148,323,299)	(318,687,578)	(1,921,391)	(10,206,925)
Class R	(3,446,563)	(6,733,811)	(41,741)	(77,785)

Decrease in net assets resulting from distributions to shareholders	(477,961,541)	(1,129,516,572)	(54,712,885)	(98,664,389)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,244,120,586)	(1,869,513,045)	847,399,525	(426,487,982)

NET ASSETS
Total increase (decrease) in net assets	(2,668,629,442)	(1,319,301,065)	782,542,086	(434,607,287)
Beginning of period	17,559,094,856	18,878,395,921	4,866,859,382	5,301,466,669

End of period	$14,890,465,414	$17,559,094,856	$5,649,401,468	$4,866,859,382

Distributions in excess of net investment income, end of period	$(76,940,933)	$(38,260,362)	$(24,216,551)	$(14,016,380)

(a)	Consolidated Statement of Changes in Net Assets
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.65		$9.86	$9.65	$9.63	$9.45	$9.78

Net investment income(a)	0.11		0.23	0.21	0.21	0.27	0.24
Net realized and unrealized gain (loss)	(0.24)		(0.19)	0.24	0.05	0.20	(0.28)

Net increase (decrease) from investment operations	(0.13)		0.04	0.45	0.26	0.47	(0.04)

Distributions(b)
From net investment income	(0.13)		(0.25)	(0.24)	(0.24)	(0.29)	(0.25)
From net realized gain	—		—	—	—	—	(0.04)

Total distributions	(0.13)		(0.25)	(0.24)	(0.24)	(0.29)	(0.29)

Net asset value, end of period	$9.39		$9.65	$9.86	$9.65	$9.63	$9.45

Total Return(c)
Based on net asset value	(1.38	)%(d)	0.46%	4.78%	2.66%	5.05%	(0.47)%

Ratios to Average Net Assets
Total expenses(e)	0.65	%(f)	0.66%	0.62%	0.60%	0.75%	0.75%

Total expenses after fees waived and/or reimbursed	0.56	%(f)	0.52%	0.50%	0.46%	0.57%	0.59%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43	%(f)	0.43%	0.45%	0.46%	0.56%	0.56%

Net investment income	2.30	%(f)	2.36%	2.16%	2.15%	2.78%	2.44%

Supplemental Data
Net assets, end of period (000)	$1,823,477		$1,778,980	$1,853,077	$1,774,919	$1,361,482	$1,307,731

Portfolio turnover rate(g)	308%		712%	594%	863%	702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	0.60%	0.74%	0.75%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.65		$9.86	$9.66	$9.63	$9.45	$9.79

Net investment income(a)	0.10		0.20	0.18	0.18	0.24	0.21
Net realized and unrealized gain (loss)	(0.24)		(0.18)	0.23	0.05	0.21	(0.29)

Net increase (decrease) from investment operations	(0.14)		0.02	0.41	0.23	0.45	(0.08)

Distributions(b)
From net investment income	(0.12)		(0.23)	(0.21)	(0.20)	(0.27)	(0.22)
From net realized gain	—		—	—	—	—	(0.04)

Total distributions	(0.12)		(0.23)	(0.21)	(0.20)	(0.27)	(0.26)

Net asset value, end of period	$9.39		$9.65	$9.86	$9.66	$9.63	$9.45

Total Return(c)
Based on net asset value	(1.50	)%(d)	0.20%	4.32%	2.44%	4.78%	(0.86)%

Ratios to Average Net Assets
Total expenses(e)	1.00	%(f)	0.92%	0.87%	0.90%	0.95%	1.02%

Total expenses after fees waived and/or reimbursed	0.81	%(f)	0.78%	0.84%	0.80%	0.83%	0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68	%(f)	0.68%	0.79%	0.80%	0.82%	0.88%

Net investment income	2.05	%(f)	2.11%	1.81%	1.86%	2.54%	2.13%

Supplemental Data
Net assets, end of period (000)	$54,127		$55,196	$55,154	$46,481	$191,106	$199,772

Portfolio turnover rate(g)	308%		712%	594%	863%	702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	0.92%	0.80%	N/A	N/A	0.98%

(f) Annualized. (g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.66		$9.87	$9.67	$9.64	$9.46	$9.80

Net investment income(a)	0.10		0.20	0.18	0.18	0.24	0.20
Net realized and unrealized gain (loss)	(0.24)		(0.18)	0.23	0.05	0.20	(0.28)

Net increase (decrease) from investment operations	(0.14)		0.02	0.41	0.23	0.44	(0.08)

Distributions(b)
From net investment income	(0.12)		(0.23)	(0.21)	(0.20)	(0.26)	(0.22)
From net realized gain	—		—	—	—	—	(0.04)

Total distributions	(0.12)		(0.23)	(0.21)	(0.20)	(0.26)	(0.26)

Net asset value, end of period	$9.40		$9.66	$9.87	$9.67	$9.64	$9.46

Total Return(c)
Based on net asset value	(1.50	)%(d)	0.21%	4.32%	2.42%	4.72%	(0.89)%

Ratios to Average Net Assets
Total expenses(e)	0.99	%(f)	0.96%	0.91%	0.89%	1.02%	1.03%

Total expenses after fees waived and/or reimbursed	0.81	%(f)	0.78%	0.84%	0.80%	0.90%	0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68	%(f)	0.68%	0.79%	0.80%	0.89%	0.89%

Net investment income	2.05	%(f)	2.11%	1.81%	1.82%	2.47%	2.11%

Supplemental Data
Net assets, end of period (000)	$446,001		$470,559	$503,640	$474,202	$507,915	$566,334

Portfolio turnover rate(g)	308%		712%	594%	863%	702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	0.89%	1.01%	1.03%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.62		$9.83	$9.63	$9.60	$9.42	$9.76

Net investment income(a)	0.06		0.13	0.10	0.10	0.17	0.13
Net realized and unrealized gain (loss)	(0.24)		(0.19)	0.24	0.06	0.20	(0.29)

Net increase (decrease) from investment operations	(0.18)		(0.06)	0.34	0.16	0.37	(0.16)

Distributions(b)
From net investment income	(0.08)		(0.15)	(0.14)	(0.13)	(0.19)	(0.14)
From net realized gain	—		—	—	—	—	(0.04)

Total distributions	(0.08)		(0.15)	(0.14)	(0.13)	(0.19)	(0.18)

Net asset value, end of period	$9.36		$9.62	$9.83	$9.63	$9.60	$9.42

Total Return(c)
Based on net asset value	(1.87	)%(d)	(0.55)%	3.55%	1.66%	3.96%	(1.63)%

Ratios to Average Net Assets
Total expenses(e)	1.72	%(f)	1.68%	1.63%	1.62%	1.74%	1.76%

Total expenses after fees waived and/or reimbursed	1.56	%(f)	1.52%	1.59%	1.55%	1.63%	1.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43	%(f)	1.44%	1.54%	1.55%	1.62%	1.62%

Net investment income	1.30	%(f)	1.35%	1.06%	1.07%	1.75%	1.40%

Supplemental Data
Net assets, end of period (000)	$61,306		$71,628	$110,227	$109,272	$119,113	$147,042

Portfolio turnover rate(g)	308%		712%	594%	863%	702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	1.68%	N/A	1.61%	1.74%	—

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Class K
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$9.68		$9.89	$9.68	$9.65		$9.47	$9.81

Net investment income(a)	0.11		0.23	0.21	0.22		0.28	0.25
Net realized and unrealized gain (loss)	(0.24)		(0.18)	0.25	0.05		0.20	(0.29)

Net increase (decrease) from investment operations	(0.13)		0.05	0.46	0.27		0.48	(0.04)

Distributions(b)
From net investment income	(0.13)		(0.26)	(0.25)	(0.24)		(0.30)	(0.26)
From net realized gain	—		—	—	—		—	(0.04)

Total distributions	(0.13)		(0.26)	(0.25)	(0.24)		(0.30)	(0.30)

Net asset value, end of period	$9.42		$9.68	$9.89	$9.68		$9.65	$9.47

Total Return(c)
Based on net asset value	(1.34	)%(d)	0.52%	4.83%	2.83%		5.16%	(0.45)%

Ratios to Average Net Assets
Total expenses	0.57	%(e)	0.54%	0.49%	0.47	%(f)	0.60%	0.61%

Total expenses after fees waived and/or reimbursed	0.51	%(e)	0.48%	0.45%	0.41%		0.46%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38	%(e)	0.38%	0.40%	0.40%		0.45%	0.45%

Net investment income	2.35	%(e)	2.41%	2.20%	2.21%		2.91%	2.54%

Supplemental Data
Net assets, end of period (000)	$727,489		$753,563	$701,478	$728,521		$633,007	$597,618

Portfolio turnover rate(g)	308%		712%	594%	863%		702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.67		$9.88	$9.67	$9.64	$9.46	$9.81

Net investment income(a)	0.09		0.18	0.15	0.15	0.21	0.18
Net realized and unrealized gain (loss)	(0.25)		(0.19)	0.25	0.06	0.20	(0.30)

Net increase (decrease) from investment operations	(0.16)		(0.01)	0.40	0.21	0.41	(0.12)

Distributions(b)
From net investment income	(0.10)		(0.20)	(0.19)	(0.18)	(0.23)	(0.19)
From net realized gain	—		—	—	—	—	(0.04)

Total distributions	(0.10)		(0.20)	(0.19)	(0.18)	(0.23)	(0.23)

Net asset value, end of period	$9.41		$9.67	$9.88	$9.67	$9.64	$9.46

Total Return(c)
Based on net asset value	(1.62	)%(d)	(0.04)%	4.16%	2.17%	4.42%	(1.24)%

Ratios to Average Net Assets
Total expenses(e)	1.26	%(f)	1.24%	1.21%	1.17%	1.32%	1.38%

Total expenses after fees waived and/or reimbursed	1.06	%(f)	1.03%	1.09%	1.05%	1.18%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(f)	0.93%	1.04%	1.05%	1.17%	1.15%

Net investment income	1.80	%(f)	1.86%	1.56%	1.57%	2.20%	1.82%

Supplemental Data
Net assets, end of period (000)	$3,041		$3,900	$3,761	$3,050	$2,550	$2,246

Portfolio turnover rate(g)	308%		712%	594%	863%	702%	805%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	1.31%	1.36%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	197%	493%	422%	616%	493%	440%

See notes to financial statements.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$7.85		$7.61		$7.42		$8.20	$8.15		$7.94

Net investment income(a)	0.21		0.43		0.41		0.40	0.46		0.49
Net realized and unrealized gain (loss)	(0.18)		0.28		0.24		(0.62)	0.17		0.26

Net increase (decrease) from investment operations	0.03		0.71		0.65		(0.22)	0.63		0.75

Distributions(b)
From net investment income	(0.23)		(0.47)		(0.46)		(0.44)	(0.46)		(0.52)
From net realized gain	—		—		—		(0.12)	(0.12)		(0.02)

Total distributions	(0.23)		(0.47)		(0.46)		(0.56)	(0.58)		(0.54)

Net asset value, end of period	$7.65		$7.85		$7.61		$7.42	$8.20		$8.15

Total Return(c)
Based on net asset value	0.32	%(d)	9.64	%(e)	9.21%		(2.82)%	7.88%		9.64%

Ratios to Average Net Assets(f)
Total expenses	0.62	%(g)	0.62%		0.61	%(h)	0.59%	0.62	%(h)	0.64%

Total expenses after fees waived and/or reimbursed	0.61	%(g)	0.61%		0.61%		0.59%	0.62%		0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.61	%(g)	0.59%		0.60%		0.58%	0.59%		0.60%

Net investment income	5.35	%(g)	5.61%		5.58%		5.08%	5.51%		6.05%

Supplemental Data
Net assets, end of period (000)	$8,535,784		$9,728,106		$9,031,925		$10,926,678	$7,898,330		$5,923,843

Portfolio turnover rate	49%		86%		90%		70%	87%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in Underlying Funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$7.85		$7.62		$7.42		$8.20	$8.16		$7.94

Net investment income(a)	0.20		0.41		0.39		0.38	0.43		0.47
Net realized and unrealized gain (loss)	(0.19)		0.27		0.25		(0.62)	0.16		0.26

Net increase (decrease) from investment operations	0.01		0.68		0.64		(0.24)	0.59		0.73

Distributions(b)
From net investment income	(0.21)		(0.45)		(0.44)		(0.42)	(0.43)		(0.49)
From net realized gain	—		—		—		(0.12)	(0.12)		(0.02)

Total distributions	(0.21)		(0.45)		(0.44)		(0.54)	(0.55)		(0.51)

Net asset value, end of period	$7.65		$7.85		$7.62		$7.42	$8.20		$8.16

Total Return(c)
Based on net asset value	0.18	%(d)	9.15	%(e)	9.04%		(3.13)%	7.41%		9.42%

Ratios to Average Net Assets(f)
Total expenses	0.89	%(g)(h)	0.93%		0.90	%(h)	0.90%	0.94	%(h)	0.95	%(h)

Total expenses after fees waived and/or reimbursed	0.89	%(g)	0.93%		0.89%		0.90%	0.94%		0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.89	%(g)	0.90%		0.89%		0.90%	0.91%		0.92%

Net investment income	5.07	%(g)	5.31%		5.32%		4.76%	5.20%		5.73%

Supplemental Data
Net assets, end of period (000)	$211,254		$231,741		$378,766		$303,043	$346,355		$372,559

Portfolio turnover rate	49%		86%		90%		70%	87%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.93%. There was no financial impact to the expense ratios for the six months ended March 31, 2018 and for the years ended September 30, 2016 and September 30, 2013.

See notes to financial statements.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$7.85		$7.61		$7.42		$8.20		$8.15		$7.94

Net investment income(a)	0.20		0.41		0.39		0.38		0.43		0.47
Net realized and unrealized gain (loss)	(0.20)		0.28		0.24		(0.62)		0.17		0.25

Net increase (decrease) from investment operations	0.00		0.69		0.63		(0.24)		0.60		0.72

Distributions(b)
From net investment income	(0.21)		(0.45)		(0.44)		(0.42)		(0.43)		(0.49)
From net realized gain	—		—		—		(0.12)		(0.12)		(0.02)

Total distributions	(0.21)		(0.45)		(0.44)		(0.54)		(0.55)		(0.51)

Net asset value, end of period	$7.64		$7.85		$7.61		$7.42		$8.20		$8.15

Total Return(c)
Based on net asset value	0.03	%(d)	9.29	%(e)	8.86%		(3.11)%		7.53%		9.29%

Ratios to Average Net Assets(f)
Total expenses	0.95	%(g)	0.98	%(h)	0.93	%(h)	0.93	%(h)	0.97	%(h)	0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.92	%(g)	0.94%		0.93%		0.92%		0.95%		0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92	%(g)	0.91%		0.92%		0.92%		0.92%		0.92%

Net investment income	5.07	%(g)	5.29%		5.27%		4.75%		5.21%		5.74%

Supplemental Data
Net assets, end of period (000)	$1,391,424		$1,672,705		$3,733,406		$2,797,049		$3,120,217		$3,933,778

Portfolio turnover rate	49%		86%		90%		70%		87%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in Underlying Funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016 and September 30, 2015, the ratios would have been 0.97%, 0.90% and 0.89%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016	2015		2014		2013
Net asset value, beginning of period	$7.86		$7.62		$7.43	$8.21		$8.16		$7.95

Net investment income(a)	0.17		0.35		0.33	0.32		0.37		0.40
Net realized and unrealized gain (loss)	(0.18)		0.28		0.24	(0.62)		0.17		0.26

Net increase (decrease) from investment operations	(0.01)		0.63		0.57	(0.30)		0.54		0.66

Distributions(b)
From net investment income	(0.19)		(0.39)		(0.38)	(0.36)		(0.37)		(0.43)
From net realized gain	—		—		—	(0.12)		(0.12)		(0.02)

Total distributions	(0.19)		(0.39)		(0.38)	(0.48)		(0.49)		(0.45)

Net asset value, end of period	$7.66		$7.86		$7.62	$7.43		$8.21		$8.16

Total Return(c)
Based on net asset value	(0.19	)%(d)	8.48	%(e)	8.04%	(3.85)%		6.73%		8.45%

Ratios to Average Net Assets(f)
Total expenses	1.64	%(g)	1.69%		1.69%	1.67	%(h)	1.70	%(h)	1.72	%(h)

Total expenses after fees waived and/or reimbursed	1.63	%(g)	1.68%		1.69%	1.67%		1.70%		1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.63	%(g)	1.66%		1.68%	1.66%		1.67%		1.69%

Net investment income	4.34	%(g)	4.55%		4.51%	4.00%		4.44%		4.97%

Supplemental Data
Net assets, end of period (000)	$355,559		$417,276		$539,243	$578,935		$624,573		$535,426

Portfolio turnover rate	49%		86%		90%	70%		87%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.71%. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

See notes to financial statements.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor C1
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$7.86		$7.62		$7.43	$8.21	$8.17	$7.95

Net investment income(a)	0.18		0.36		0.34	0.33	0.39	0.42
Net realized and unrealized gain (loss)	(0.19)		0.29		0.25	(0.62)	0.16	0.27

Net increase (decrease) from investment operations	(0.01)		0.65		0.59	(0.29)	0.55	0.69

Distributions(b)
From net investment income	(0.19)		(0.41)		(0.40)	(0.37)	(0.39)	(0.45)
From net realized gain	—		—		—	(0.12)	(0.12)	(0.02)

Total distributions	(0.19)		(0.41)		(0.40)	(0.49)	(0.51)	(0.47)

Net asset value, end of period	$7.66		$7.86		$7.62	$7.43	$8.21	$8.17

Total Return(c)
Based on net asset value	(0.10	)%(d)	8.67	%(e)	8.23%	(3.68)%	6.78%	8.79%

Ratios to Average Net Assets(f)
Total expenses	1.46	%(g)	1.51%		1.51%	1.49%	1.52%	1.55	%(h)

Total expenses after fees waived and/or reimbursed	1.45	%(g)	1.51%		1.51%	1.49%	1.52%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.45	%(g)	1.48%		1.50%	1.49%	1.50%	1.52%

Net investment income	4.55	%(g)	4.75%		4.69%	4.19%	4.63%	5.15%

Supplemental Data
Net assets, end of period (000)	$10,613		$12,353		$52,539	$61,492	$79,613	$88,458

Portfolio turnover rate	49%		86%		90%	70%	87%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.52%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Class K
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$7.85		$7.62		$7.42		$8.20	$8.16		$7.94

Net investment income(a)	0.21		0.44		0.42		0.41	0.47		0.50
Net realized and unrealized gain (loss)	(0.18)		0.27		0.25		(0.62)	0.16		0.26

Net increase (decrease) from investment operations	0.03		0.71		0.67		(0.21)	0.63		0.76

Distributions(b)
From net investment income	(0.23)		(0.48)		(0.47)		(0.45)	(0.47)		(0.52)
From net realized gain	—		—		—		(0.12)	(0.12)		(0.02)

Total distributions	(0.23)		(0.48)		(0.47)		(0.57)	(0.59)		(0.54)

Net asset value, end of period	$7.65		$7.85		$7.62		$7.42	$8.20		$8.16

Total Return(c)
Based on net asset value	0.37	%(d)	9.59	%(e)	9.44%		(2.76)%	7.82%		9.84%

Ratios to Average Net Assets(f)
Total expenses	0.50	%(g)(h)	0.53	%(h)	0.53	%(h)	0.53%	0.56	%(h)	0.56	%(h)

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.52%		0.53%		0.51%	0.55%		0.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.49	%(g)	0.50%		0.52%		0.51%	0.53%		0.54%

Net investment income	5.48	%(g)	5.70%		5.71%		5.17%	5.59%		6.13%

Supplemental Data
Net assets, end of period (000)	$4,255,490		$5,363,522		$5,028,654		$1,853,500	$1,352,840		$934,195

Portfolio turnover rate	49%		86%		90%		70%	87%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the six months ended March 31, 2018 and for the years ended September 30, 2017, September 30, 2016, September 30, 2014 and September 30, 2013.

See notes to financial statements.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$7.85		$7.61		$7.42		$8.20		$8.15	$7.94

Net investment income(a)	0.18		0.38		0.36		0.35		0.41	0.44
Net realized and unrealized gain (loss)	(0.18)		0.28		0.24		(0.62)		0.17	0.25

Net increase (decrease) from investment operations	0.00		0.66		0.60		(0.27)		0.58	0.69

Distributions(b)
From net investment income	(0.20)		(0.42)		(0.41)		(0.39)		(0.41)	(0.46)
From net realized gain	—		—		—		(0.12)		(0.12)	(0.02)

Total distributions	(0.20)		(0.42)		(0.41)		(0.51)		(0.53)	(0.48)

Net asset value, end of period	$7.65		$7.85		$7.61		$7.42		$8.20	$8.15

Total Return(c)
Based on net asset value	0.01	%(d)	8.94	%(e)	8.51%		(3.43)%		7.19%	8.92%

Ratios to Average Net Assets(f)
Total expenses	1.22	%(g)	1.26	%(h)	1.26	%(h)	1.23	%(h)	1.28%	1.31%

Total expenses after fees waived and/or reimbursed	1.21	%(g)	1.26%		1.26%		1.23%		1.27%	1.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.21	%(g)	1.23%		1.25%		1.22%		1.24%	1.26%

Net investment income	4.75	%(g)	4.96%		4.95%		4.46%		4.90%	5.41%

Supplemental Data
Net assets, end of period (000)	$130,341		$132,868		$113,010		$97,300		$72,267	$47,906

Portfolio turnover rate	49%		86%		90%		70%		87%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%. There was no financial impact to the expense ratio for the years ended September 30, 2017 and September 30, 2016.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016	2015		2014		2013
Net asset value, beginning of period	$9.63		$9.65		$9.68	$9.74		$9.71		$9.83

Net investment income(a)	0.09		0.16		0.16	0.16		0.22		0.22
Net realized and unrealized gain (loss)	(0.09)		0.02		—	(0.04)		0.02		(0.12)

Net increase from investment operations	0.00		0.18		0.16	0.12		0.24		0.10

Distributions(b)
From net investment income	(0.11)		(0.20)		(0.19)	(0.18)		(0.21)		(0.21)
From net realized gain	—		—		—	—		—		(0.01)

Total distributions	(0.11)		(0.20)		(0.19)	(0.18)		(0.21)		(0.22)

Net asset value, end of period	$9.52		$9.63		$9.65	$9.68		$9.74		$9.71

Total Return(c)
Based on net asset value	(0.04	)%(d)(e)	1.88%		1.63%	1.19%		2.52%		1.06%

Ratios to Average Net Assets
Total expenses	0.45	%(f)(g)	0.49	%(g)	0.50%	0.52	%(g)	0.66	%(g)	0.70%

Total expenses after fees waived and/or reimbursed	0.42	%(f)	0.43%		0.47%	0.45%		0.46%		0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.41	%(f)	0.41%		0.45%	0.45%		0.45%		0.45%

Net investment income	1.82	%(f)	1.69%		1.66%	1.61%		2.26%		2.25%

Supplemental Data
Net assets, end of period (000)	$3,870,741		$3,097,000		$3,020,681	$2,885,841		$1,134,331		$849,700

Portfolio turnover rate(h)	106%		292%		316%	289%		269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$9.63		$9.64		$9.67		$9.74		$9.71		$9.82

Net investment income(a)	0.08		0.14		0.13		0.13		0.19		0.19
Net realized and unrealized gain (loss)	(0.11)		0.02		(0.01)		(0.05)		0.02		(0.11)

Net increase (decrease) from investment operations	(0.03)		0.16		0.12		0.08		0.21		0.08

Distributions(b)
From net investment income	(0.09)		(0.17)		(0.15)		(0.15)		(0.18)		(0.18)
From net realized gain	—		—		—		—		—		(0.01)

Total distributions	(0.09)		(0.17)		(0.15)		(0.15)		(0.18)		(0.19)

Net asset value, end of period	$9.51		$9.63		$9.64		$9.67		$9.74		$9.71

Total Return(c)
Based on net asset value	(0.27	)%(d)(e)	1.73%		1.29%		0.78%		2.16%		0.79%

Ratios to Average Net Assets
Total expenses	0.79	%(f)	0.81	%(g)	0.81	%(g)	0.88	%(g)	0.94	%(g)	1.00	%(g)

Total expenses after fees waived and/or reimbursed	0.67	%(f)	0.68%		0.81%		0.77%		0.82%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66	%(f)	0.67%		0.79%		0.77%		0.81%		0.82%

Net investment income	1.58	%(f)	1.41%		1.32%		1.31%		1.92%		1.90%

Supplemental Data
Net assets, end of period (000)	$29,403		$37,710		$60,358		$56,550		$217,127		$231,914

Portfolio turnover rate(h)	106%		292%		316%		289%		269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the ratios would have been 0.78%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2015, September 30, 2014 and September 30, 2013.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$9.63		$9.64	$9.67	$9.74		$9.71		$9.82

Net investment income(a)	0.08		0.14	0.13	0.12		0.19		0.18
Net realized and unrealized gain (loss)	(0.11)		0.02	(0.01)	(0.04)		0.02		(0.10)

Net increase (decrease) from investment operations	(0.03)		0.16	0.12	0.08		0.21		0.08

Distributions(b)
From net investment income	(0.09)		(0.17)	(0.15)	(0.15)		(0.18)		(0.18)
From return of capital	—		—	—	—		—		(0.01)

Total distributions	(0.09)		(0.17)	(0.15)	(0.15)		(0.18)		(0.19)

Net asset value, end of period	$9.51		$9.63	$9.64	$9.67		$9.74		$9.71

Total Return(c)
Based on net asset value	(0.27	)%(d)(e)	1.73%	1.29%	0.75%		2.16%		0.83%

Ratios to Average Net Assets
Total expenses	0.79	%(f)	0.81%	0.83%	0.86	%(g)	0.96	%(g)	0.97	%(g)

Total expenses after fees waived and/or reimbursed	0.67	%(f)	0.68%	0.81%	0.79%		0.81%		0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66	%(f)	0.66%	0.79%	0.79%		0.80%		0.79%

Net investment income	1.58	%(f)	1.47%	1.32%	1.29%		1.93%		1.82%

Supplemental Data
Net assets, end of period (000)	$1,325,182		$1,309,023	$875,788	$822,299		$1,472,352		$1,523,705

Portfolio turnover rate(h)	106%		292%	316%	289%		269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2014.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor A1
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.64		$9.65	$9.68	$9.75	$9.72		$9.83

Net investment income(a)	0.08		0.15	0.15	0.14	0.20		0.20
Net realized and unrealized gain (loss)	(0.10)		0.03	(0.01)	(0.05)	0.02		(0.10)

Net increase (decrease) from investment operations	(0.02)		0.18	0.14	0.09	0.22		0.10

Distributions(b)
From net investment income	(0.10)		(0.19)	(0.17)	(0.16)	(0.19)		(0.20)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.10)		(0.19)	(0.17)	(0.16)	(0.19)		(0.21)

Net asset value, end of period	$9.52		$9.64	$9.65	$9.68	$9.75		$9.72

Total Return(c)
Based on net asset value	(0.20	)%(d)(e)	1.88%	1.48%	0.94%	2.33%		0.98%

Ratios to Average Net Assets
Total expenses	0.61	%(f)	0.66%	0.68%	0.69%	0.81	%(g)	0.85%

Total expenses after fees waived and/or reimbursed	0.52	%(f)	0.53%	0.62%	0.60%	0.65%		0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.51	%(f)	0.51%	0.60%	0.60%	0.64%		0.64%

Net investment income	1.73	%(f)	1.59%	1.51%	1.47%	2.09%		2.08%

Supplemental Data
Net assets, end of period (000)	$9,776		$10,751	$11,892	$14,742	$18,617		$20,196

Portfolio turnover rate(h)	106%		292%	316%	289%	269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.63		$9.64	$9.67	$9.73	$9.71		$9.82

Net investment income(a)	0.04		0.06	0.06	0.05	0.12		0.12
Net realized and unrealized gain (loss)	(0.10)		0.03	(0.01)	(0.04)	0.01		(0.11)

Net increase (decrease) from investment operations	(0.06)		0.09	0.05	0.01	0.13		0.01

Distributions(b)
From net investment income	(0.06)		(0.10)	(0.08)	(0.07)	(0.11)		(0.11)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.06)		(0.10)	(0.08)	(0.07)	(0.11)		(0.12)

Net asset value, end of period	$9.51		$9.63	$9.64	$9.67	$9.73		$9.71

Total Return(c)
Based on net asset value	(0.64	)%(d)(e)	0.97%	0.55%	0.11%	1.31%		0.08%

Ratios to Average Net Assets
Total expenses	1.54	%(f)	1.58%	1.59%	1.59%	1.71	%(g)	1.74%

Total expenses after fees waived and/or reimbursed	1.42	%(f)	1.43%	1.55%	1.53%	1.54%		1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.41	%(f)	1.42%	1.53%	1.53%	1.53%		1.53%

Net investment income	0.83	%(f)	0.67%	0.58%	0.54%	1.19%		1.18%

Supplemental Data
Net assets, end of period (000)	$201,198		$243,527	$372,307	$361,424	$331,179		$293,864

Portfolio turnover rate(h)	106%		292%	316%	289%	269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

110	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C2
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$9.63		$9.64		$9.67	$9.74	$9.71		$9.82

Net investment income(a)	0.07		0.11		0.11	0.11	0.17		0.17
Net realized and unrealized gain (loss)	(0.10)		0.04		—	(0.05)	0.02		(0.10)

Net increase (decrease) from investment operations	(0.03)		0.15		0.11	0.06	0.19		0.07

Distributions(b)
From net investment income	(0.09)		(0.16)		(0.14)	(0.13)	(0.16)		(0.17)
From return of capital	—		—		—	—	—		(0.01)

Total distributions	(0.09)		(0.16)		(0.14)	(0.13)	(0.16)		(0.18)

Net asset value, end of period	$9.51		$9.63		$9.64	$9.67	$9.74		$9.71

Total Return(c)
Based on net asset value	(0.35	)%(d)(e)	1.57%		1.14%	0.60%	2.00%		0.67%

Ratios to Average Net Assets
Total expenses	1.01	%(f)	0.97	%(g)	0.98%	0.99%	1.11	%(g)	1.12%

Total expenses after fees waived and/or reimbursed	0.82	%(f)	0.83%		0.96%	0.94%	0.97%		0.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81	%(f)	0.82%		0.94%	0.94%	0.96%		0.94%

Net investment income	1.43	%(f)	1.20%		1.17%	1.14%	1.77%		1.78%

Supplemental Data
Net assets, end of period (000)	$735		$852		$6,139	$6,938	$7,939		$11,905

Portfolio turnover rate(h)	106%		292%		316%	289%	269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C3
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$9.63		$9.64		$9.67	$9.73	$9.71		$9.82

Net investment income(a)	0.04		0.06		0.06	0.06	0.12		0.12
Net realized and unrealized gain (loss)	(0.10)		0.04		(0.01)	(0.06)	0.01		(0.11)

Net increase (decrease) from investment operations	(0.06)		0.10		0.05	0.00	0.13		0.01

Distributions(b)
From net investment income	(0.06)		(0.11)		(0.08)	(0.06)	(0.11)		(0.11)
From return of capital	—		—		—	—	—		(0.01)

Total distributions	(0.06)		(0.11)		(0.08)	(0.06)	(0.11)		(0.12)

Net asset value, end of period	$9.51		$9.63		$9.64	$9.67	$9.73		$9.71

Total Return(c)
Based on net asset value	(0.59	)%(d)(e)	1.07%		0.57%	0.14%	1.30%		0.09%

Ratios to Average Net Assets
Total expenses	1.68	%(f)	1.56	%(g)	1.57%	1.57%	1.69	%(g)	1.70%

Total expenses after fees waived and/or reimbursed	1.32	%(f)	1.33%		1.52%	1.50%	1.56%		1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.31	%(f)	1.32%		1.50%	1.50%	1.55%		1.52%

Net investment income	0.93	%(f)	0.69%		0.61%	0.57%	1.18%		1.20%

Supplemental Data
Net assets, end of period (000)	$1,857		$2,197		$18,350	$21,631	$26,209		$30,075

Portfolio turnover rate(h)	106%		292%		316%	289%	269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

112	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Class K
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$9.62		$9.64	$9.67	$9.73		$9.71		$9.82

Net investment income(a)	0.09		0.15	0.16	0.16		0.23		0.23
Net realized and unrealized gain (loss)	(0.09)		0.03	—	(0.04)		0.01		(0.11)

Net increase from investment operations	0.00		0.18	0.16	0.12		0.24		0.12

Distributions(b)
From net investment income	(0.11)		(0.20)	(0.19)	(0.18)		(0.22)		(0.22)
From return of capital	—		—	—	—		—		(0.01)

Total distributions	(0.11)		(0.20)	(0.19)	(0.18)		(0.22)		(0.23)

Net asset value, end of period	$9.51		$9.62	$9.64	$9.67		$9.73		$9.71

Total Return(c)
Based on net asset value	(0.02	)%(d)(e)	1.93%	1.69%	1.24%		2.46%		1.21%

Ratios to Average Net Assets
Total expenses	0.39	%(f)	0.43%	0.44%	0.44	%(g)	0.58	%(g)	0.62%

Total expenses after fees waived and/or reimbursed	0.37	%(f)	0.37%	0.41%	0.40%		0.42%		0.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.36	%(f)	0.36%	0.40%	0.40%		0.41%		0.41%

Net investment income	1.88	%(f)	1.63%	1.71%	1.67%		2.30%		2.30%

Supplemental Data
Net assets, end of period (000)	$205,707		$161,006	$930,769	$927,190		$557,690		$319,318

Portfolio turnover rate(h)	106%		292%	316%	289%		269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.63		$9.64	$9.67	$9.74	$9.71		$9.82

Net investment income(a)	0.06		0.11	0.10	0.10	0.15		0.15
Net realized and unrealized gain (loss)	(0.10)		0.03	—	(0.05)	0.02		(0.11)

Net increase (decrease) from investment operations	(0.04)		0.14	0.10	0.05	0.17		0.04

Distributions(b)
From net investment income	(0.08)		(0.15)	(0.13)	(0.12)	(0.14)		(0.14)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.08)		(0.15)	(0.13)	(0.12)	(0.14)		(0.15)

Net asset value, end of period	$9.51		$9.63	$9.64	$9.67	$9.74		$9.71

Total Return(c)
Based on net asset value	(0.40	)%(d)(e)	1.47%	1.04%	0.48%	1.81%		0.43%

Ratios to Average Net Assets
Total expenses	1.15	%(f)	1.25%	1.24%	1.16%	1.29	%(g)	1.36%

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.93%	1.06%	1.05%	1.16%		1.22%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91	%(f)	0.92%	1.04%	1.05%	1.15%		1.19%

Net investment income	1.32	%(f)	1.18%	1.07%	1.02%	1.57%		1.54%

Supplemental Data
Net assets, end of period (000)	$4,803		$4,794	$5,181	$4,247	$3,860		$4,529

Portfolio turnover rate(h)	106%		292%	316%	289%	269%		301%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	81%	208%	246%	231%	194%	239%

See notes to financial statements.

114	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor A1 Shares	No(b)	No	(c)	None
Investor C Shares	No	Yes		None
Investor C1, Investor C2 and Investor C3 Shares	No	No	(d)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing share- holders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.
(c)	Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.
(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, certain of High Yield Bond’s share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to conversion, as follows:

	Original Shares	New Shares
BlackRock High Yield Bond Portfolio	Investor B	Investor A
	Investor B1	Investor A

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly-owned taxable subsidiaries of High Yield Bond. As of period end, the U.S. Subsidiary was liquidated. The U.S. Subsidiary enabled High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary were taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. Such shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. Intercompany accounts and transactions have been eliminated. The Luxembourg Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an

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Notes to Financial Statements  (unaudited) (continued)

institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of the High Yield Bond were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-

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Notes to Financial Statements  (unaudited) (continued)

backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation- indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates

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Notes to Financial Statements  (unaudited) (continued)

and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter- bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Con- sent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Access CIG LLC	$625,468	$625,467	$631,916	$6,449
Access Information LLC	190,850	190,850	191,924	1,074
Mitchell International, Inc.	605,683	602,655	605,532	2,877
Swissport Financing Sarl	5,000,000	5,935,232	5,944,612	9,379
West Corp	3,614,000	3,609,483	3,616,277	6,794

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but

120	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended March 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
High Yield Bond	$53,593,934	0.80%
Low Duration Bond	$18,311,138	0.55%

Reverse repurchase transactions are entered into by a fund under an MRA, which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount
High Yield Bond
Barclays Capital, Inc.	$(1,796,250)	$1,796,250	$—	$—
Citigroup Global Markets, Inc.	(11,756,942)	11,756,942	—	—
Deutsche Bank Securities, Inc.	(25,561,065)	22,888,651	—	(2,672,414)

	$(39,114,257)	$36,441,843	$—	$(2,672,414)

(a)	Net collateral with a value of $39,202,841 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount
Low Duration
Merrill Lynch, Pierce, Fenner & Smith Inc.	$(6,966,149)	$6,952,674	$—	$(13,475)

(a)	Net collateral with a value of $6,952,674 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$14,358,960	$(14,358,960)	$—
Goldman Sachs & Co.	1,848,000	(1,848,000)	—
JP Morgan Securities LLC	12,327,000	(12,240,993)	86,007

Total	$28,533,960	$(28,447,953)	$86,007

(a)	Collateral with a value of $28,541,199 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.
(b)	The market value of the loaned securities is determined as of March 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

122	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value - unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (unaudited) (continued)

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed- upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

124	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Core Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

High Yield Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
$3 Billion — $25 Billion	0.400
$25 Billion — $30 Billion	0.375
Greater than $30 Billion	0.350

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (unaudited) (continued)

Low Duration Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290
$3 Billion — $5 Billion	0.280
$5 Billion — $10 Billion	0.270
Greater than $10 Billion	0.260

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiaries.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$68,203	$571,023	$—	$—	$—	$332,139	$—	$—	$—	$8,326	$979,691
High Yield Bond	$284,624	$1,907,760	$—	$498	$506	$1,932,034	$46,223	$—	$—	$330,726	$4,502,371
Low Duration Bond	$44,606	$1,654,324	$5,059	$—	$—	$1,105,341	$—	$1,601	$9,168	$12,152	$2,832,251

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$180,838	$5,456	$45,681	$—	$—	$—	$6,643	$—	$—	$—	$74,307	$333	$313,258
High Yield Bond	$922,483	$498,899	$152,631	$—	$10	$—	$38,640	$1,156	$—	$—	$22,769	$13,229	$1,649,817
Low Duration Bond	$341,740	$16,945	$132,343	$1,012	$—	$—	$22,106	$—	$80	$204	$3,568	$486	$518,484

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

126	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Core Bond	$327,346	$4,086	$4,664	$—	$336,097
High Yield Bond	$332,053	$2,261	$5,182	$—	$339,496
Low Duration Bond	$155,651	$2,090	$682	$40	$158,463

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$2,528	$—	$4,665	$—	$930	$—	$—	$—	$24	$8,147
High Yield Bond	$17,577	$1,427	$50,103	$—	$32	$—	$—	$59,743	$1,254	$130,136
Low Duration Bond	$4,048	$175	$4,016	$147	$1,421	$25	$78	$—	$53	$9,963

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$727,929	$48,567	$382,362	$—	$—	$—	$47,566	$—	$—	$—	$1,401	$3,115	$1,210,940
High Yield Bond	$5,894,705	$177,550	$1,649,252	$—	$286	$265	$288,269	$9,733	$—	$—	$297,364	$152,821	$8,470,245
Low Duration Bond	$1,137,688	$26,932	$1,024,988	$6,395	$—	$—	$163,845	$—	$873	$3,923	$1,783	$6,478	$2,372,905

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$6,230
High Yield Bond	$34,460
Low Duration Bond	$16,459

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor B (a)	Investor C
Core Bond	$798	$—	$738
High Yield Bond	5,760	12	18,130
Low Duration Bond	52,150	—	7,963

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived were as follows:

Core Bond	$3,936
High Yield Bond	$111,165
Low Duration Bond	$15,755

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$323,841
Low Duration Bond	$84,329

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor A1	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Core Bond	0.43%	0.68%	0.68%	N/A	N/A	1.43%	N/A	N/A	N/A	0.38%	0.93%
High Yield Bond	0.67	1.02	0.92	N/A	1.46%	1.72	1.56%	N/A	N/A	0.58	1.28
Low Duration Bond	0.40	0.65	0.65	0.50%	N/A	1.40	N/A	0.80%	1.30%	0.35	0.90

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Prior to March 29, 2018, with respect to Low Duration Bond, the expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Service	Investor A	Investor A1	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Low Duration Bond	0.41%	0.66%	0.66%	0.51%	N/A	1.41%	N/A	0.81%	1.31%	0.36%	0.91%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019 with respect to Core Bond and High Yield Bond and through January 31, 2020 with respect to Low Duration Bond, unless approved by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived were as follows:

Core Bond	$636,040
Low Duration Bond	$14,225

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$180,838	$5,456	$45,681	$—	$6,643	$—	$—	$74,307	$333	$313,258
High Yield Bond	$—	$—	$151,129	$—	$—	$—	$—	$—	$—	$151,129
Low Duration Bond	$318,772	$3,568	$132,343	$1,012	$22,106	$81	$203	$11,717	$486	$490,288

	Institutional	Service	Investor A	Investor A1	Investor B1 (a)	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$274,443	$34,920	$268,339	$—	$—	$31,281	$—	$—	$1,378	$2,286	$612,647
High Yield Bond	$—	$—	$64,505	$—	$100	$—	$—	$—	$—	$—	$64,605
Low Duration Bond	$160,033	$16,971	$651,818	$3,548	$—	$103,603	$652	$3,363	$897	$5,102	$945,987

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor B1 (a)	Class K	Total
High Yield Bond	$—	$348	$1	$3,155	$3,504
Low Duration Bond	$3,963	$—	$—	$—	$3,963

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

128	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019	2020
Core Bond
Fund Level	$743,228	$1,395,106	$451,396
Institutional	1,678,622	1,665,141	330,809
Service	3,421	57,664	26,183
Investor A	247,241	666,882	211,556
Investor C	24,669	100,310	26,199
Class K	140,799	141,557	50,418
Class R	3,216	6,421	1,777
High Yield Bond
Service	—	348	—
Investor A	1	922,943	170,875
Class K	—	9,863	—
Low Duration Bond
Fund Level	240,861	1,360,340	14,225
Institutional	710,947	1,065,696	393,870
Service	—	48,649	16,054
Investor A	122,531	1,139,307	600,306
Investor A1	8,717	11,425	3,582
Investor C	152,245	375,156	99,235
Investor C2	1,373	4,355	577
Investor C3	9,688	22,086	2,722
Class K	163,678	100,255	12,031
Class R. . . . . . . . . . . . . . . . . . . . . . . .	8,987	14,221	4,225

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2018, High Yield Bond paid BIM $34,404 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: During the six months ended March 31, 2018, Low Duration Bond received a reimbursement of $57,285 from an affiliate, which is shown as payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Core Bond	$139,697,218	$139,151,966	$(708,704)
High Yield Bond	$56,322,716	$67,289,591	$(1,563,849)
Low Duration Bond	$15,259,033	$19,651,192	$(88,078)

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S Government Securities	$8,970,825,724	$7,993,827,332	$4,332,002,576
U.S Government Securities	1,807,565,418	—	1,791,123,195

Total Purchases	$10,778,391,142	$7,993,827,332	$6,123,125,771

Sales
Non-U.S Government Securities	$9,098,267,911	$9,725,817,659	$4,298,744,810
U.S Government Securities	2,527,229,134	—	1,361,307,866

Total Sales	$11,625,497,044	$9,725,817,659	$5,660,052,676

For the six months ended March 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Core Bond	High Yield Bond	Low Duration Bond
Purchases	$3,866,056,215	$—	$1,329,453,613
Sales	$3,866,680,134	$—	$1,330,497,106

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
No expiration date(a)	$28,930,650	$594,675,118	$40,630,676
2018	79,463,626	29,490,774	24,738,576
2019	4,477,013	—	—

	$112,871,289	$624,165,892	$65,369,252

(a)	Must be utilized prior to losses subject to expiration.

130	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,627,233,976	$15,367,995,549	$6,165,734,394
Gross unrealized appreciation	16,678,151	391,541,320	19,764,504
Gross unrealized depreciation	(59,066,382)	(462,997,099)	(84,129,934)

Net unrealized appreciation (depreciation)	$(42,388,231)	$(71,455,779)	$(64,365,430)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitations: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (unaudited) (continued)

generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	29,277,988	$279,065,059	47,525,003	$457,186,163
Shares issued in reinvestment of distributions	2,283,205	21,709,330	4,125,601	39,702,774
Shares redeemed	(21,713,563)	(206,385,126)	(55,270,612)	(531,236,923)

Net increase (decrease)	9,847,630	$94,389,263	(3,620,008)	$(34,347,986)

Service
Shares sold	426,582	$4,053,231	2,158,423	$20,781,702
Shares issued in reinvestment of distributions	70,018	666,108	147,056	1,415,240
Shares redeemed	(451,935)	(4,296,683)	(2,180,416)	(21,002,468)

Net increase	44,665	$422,656	125,063	$1,194,474

Investor A
Shares sold	6,232,708	$59,673,498	21,562,998	$207,678,159
Shares issued in reinvestment of distributions	564,340	5,376,121	1,151,384	11,095,122
Shares redeemed	(8,058,691)	(77,036,999)	(25,039,113)	(241,142,162)

Net decrease	(1,261,643)	$(11,987,380)	(2,324,731)	$(22,368,881)

Investor C
Shares sold	287,535	$2,734,216	625,891	$6,016,171
Shares issued in reinvestment of distributions	53,696	509,508	133,693	1,282,231
Shares redeemed	(1,237,216)	(11,744,366)	(4,529,225)	(43,450,010)

Net decrease	(895,985)	$(8,500,642)	(3,769,641)	$(36,151,608)

Class K
Shares sold	4,567,321	$43,285,180	11,687,617	$112,690,882
Shares issued in reinvestment of distributions	973,871	9,288,672	1,817,889	17,542,665
Shares redeemed	(6,152,042)	(58,233,753)	(6,595,231)	(63,574,528)

Net increase (decrease)	(610,850)	$(5,659,901)	6,910,275	$66,659,019

Class R
Shares sold	35,561	$338,164	92,784	$894,270
Shares issued in reinvestment of distributions	3,792	36,151	8,460	81,553
Shares redeemed	(119,479)	(1,142,749)	(78,661)	(760,110)

Net increase (decrease)	(80,126)	$(768,434)	22,583	$215,713

Total Net Increase (Decrease)	7,043,691	$67,895,562	(2,656,459)	$(24,799,269)

132	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	258,294,099	$2,013,569,272	776,483,713	$5,988,582,376
Shares issued in reinvestment of distributions	30,229,102	235,163,990	69,389,743	536,579,635
Shares redeemed	(411,583,614)	(3,200,914,178)	(792,823,577)	(6,121,378,872)

Net increase (decrease)	(123,060,413)	$(952,180,916)	53,049,879	$403,783,139

Service
Shares sold	4,759,681	$37,153,361	22,271,816	$170,695,994
Shares issued in reinvestment of distributions	803,471	6,253,091	2,556,370	19,721,884
Shares redeemed	(7,460,372)	(57,955,074)	(45,047,364)	(348,215,521)

Net decrease	(1,897,220)	$(14,548,622)	(20,219,178)	$(157,797,643)

Investor A
Shares sold	37,685,846	$293,467,564	103,576,923	$797,782,189
Shares issued from conversion(a)	58,722	457,442	—	—
Shares issued in reinvestment of distributions	4,838,498	37,641,192	18,774,542	144,479,718
Shares redeemed	(73,738,175)	(573,173,061)	(399,750,313)	(3,078,046,036)

Net decrease	(31,155,109)	$(241,606,863)	(277,398,848)	$(2,135,784,129)

Investor B
Shares sold	1	$18	3,877	$29,494
Shares issued in reinvestment of distributions	201	1,571	1,668	12,878
Shares converted(a)	(26,195)	(204,319)	—	—
Shares redeemed	(977)	(7,670)	(21,890)	(168,974)

Net decrease	(26,970)	$(210,400)	(16,345)	$(126,602)

Investor B1
Shares sold	1	$4	9	$66
Shares issued in reinvestment of distributions	305	2,390	2,363	18,225
Shares converted(a)	(32,493)	(253,123)	—	—
Shares redeemed	(7,525)	(58,800)	(31,265)	(240,639)

Net decrease	(39,712)	$(309,529)	(28,893)	$(222,348)

Investor C
Shares sold	3,217,571	$25,130,269	6,127,526	$47,322,964
Shares issued in reinvestment of distributions	1,075,885	8,380,319	2,796,683	21,618,075
Shares redeemed	(10,949,328)	(85,307,037)	(26,577,422)	(205,445,141)

Net decrease	(6,655,872)	$(51,796,449)	(17,653,213)	$(136,504,102)

Investor C1
Shares sold	7,689	$60,208	18,623	$153,307
Shares issued in reinvestment of distributions	36,503	284,518	167,930	1,294,912
Shares redeemed	(229,673)	(1,789,988)	(5,505,706)	(42,884,313)

Net decrease	(185,481)	$(1,445,262)	(5,319,153)	$(41,436,094)

Class K
Shares sold	115,498,403	$901,184,525	225,710,700	$1,747,743,216
Shares issued in reinvestment of distributions	16,487,228	128,396,303	23,350,213	180,713,399
Shares redeemed	(258,745,306)	(2,012,532,195)	(226,290,931)	(1,745,965,960)

Net increase (decrease)	(126,759,675)	$(982,951,367)	22,769,982	$182,490,655

Class R
Shares sold	2,509,949	$19,541,300	5,156,483	$39,751,465
Shares issued in reinvestment of distributions	442,447	3,440,926	869,607	6,723,127
Shares redeemed	(2,834,092)	(22,053,404)	(3,942,525)	(30,390,513)

Net increase	118,304	$928,822	2,083,565	$16,084,079

Total Net Decrease	(289,662,148)	$(2,244,120,586)	(242,732,204)	$(1,869,513,045)

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
Low Duration Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	136,641,699	$1,308,449,834	118,072,087	$1,136,284,128
Shares issued in reinvestment of distributions	3,726,324	35,638,031	6,113,913	58,857,505
Shares redeemed	(55,100,301)	(527,159,422)	(115,807,668)	(1,114,548,876)

Net increase	85,267,722	$816,928,443	8,378,332	$80,592,757

Service
Shares sold	339,654	$3,250,689	1,348,835	$12,969,904
Shares issued in reinvestment of distributions	36,751	351,525	96,591	929,418
Shares redeemed	(1,201,518)	(11,468,872)	(3,788,403)	(36,473,025)

Net decrease	(825,113)	$(7,866,658)	(2,342,977)	$(22,573,703)

Investor A
Shares sold	23,930,068	$229,127,209	90,480,515	$870,508,322
Shares issued in reinvestment of distributions	1,305,361	12,486,174	2,048,423	19,719,392
Shares redeemed	(21,867,047)	(209,188,036)	(47,414,760)	(456,104,827)

Net increase	3,368,382	$32,425,347	45,114,178	$434,122,887

Investor A1
Shares sold	1,706	$16,344	8,973	$86,001
Shares issued in reinvestment of distributions	8,229	78,780	16,833	162,175
Shares redeemed	(98,646)	(946,701)	(142,447)	(1,371,972)

Net decrease	(88,711)	$(851,577)	(116,641)	$(1,123,796)

Investor C
Shares sold	664,384	$6,357,007	3,618,371	$34,762,122
Shares issued in reinvestment of distributions	121,310	1,160,049	295,898	2,845,778
Shares redeemed	(4,926,199)	(47,151,503)	(17,237,955)	(165,784,919)

Net decrease	(4,140,505)	$(39,634,447)	(13,323,686)	$(128,177,019)

Investor C2
Shares sold	—	$2	25	$1,962
Shares issued in reinvestment of distributions	755	7,224	4,783	45,986
Shares redeemed	(11,976)	(114,549)	(552,995)	(5,329,466)

Net decrease	(11,221)	$(107,323)	(548,187)	$(5,281,518)

Investor C3
Shares sold	1,919	$18,382	12,495	$114,973
Shares issued in reinvestment of distributions	1,379	13,189	7,692	73,934
Shares redeemed	(36,260)	(346,861)	(1,695,434)	(16,319,854)

Net decrease	(32,962)	$(315,290)	(1,675,247)	$(16,130,947)

Class K
Shares sold	7,408,242	$70,695,516	10,373,908	$99,904,108
Shares issued in reinvestment of distributions	198,356	1,896,013	1,009,406	9,701,676
Shares redeemed	(2,699,251)	(25,838,817)	(91,214,600)	(877,142,774)

Net increase (decrease)	4,907,347	$46,752,712	(79,831,286)	$(767,536,990)

Class R
Shares sold	85,038	$813,816	178,433	$1,715,594
Shares issued in reinvestment of distributions	4,316	41,278	8,003	77,025
Shares redeemed	(82,262)	(786,776)	(225,913)	(2,172,272)

Net increase (decrease)	7,092	$68,318	(39,477)	$(379,653)

Total Net Increase (Decrease)	88,452,031	$847,399,525	(44,384,991)	$(426,487,982)

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the High Yield Bond Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the High Yield Bond Fund and other defendants

134	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the High Yield Bond Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The High Yield Bond Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the High Yield Bond Fund’s NAV, in the event of an unfavorable outcome. Accordingly, no liability related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that could potentially be realized by the High Yield Bond Fund but does not expect any potential loss to exceed the payment of approximately $8.7 million received in 2009.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and the following items were noted:

Effective April 19, 2018, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	135

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

136	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	137

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

138	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
ADR	American Depositary Receipt
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CVA	Certification Van Aandelon (Dutch Certificate)
DAC	Designated Activity Company
EDA	Economic Development Authority
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Agreed Rate
IBRCOL	Colombian Overnight Interbank Reference Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
NASDAQ	National Association of Securities Dealers Automated
NYRS	New York Registered Shares
OTC	Over the counter
PCL	Public Company Limited
RB	Revenue Bonds
REIT	Real Estate Investment Trust
SAP	Subject to Appropriations
TBA	To-be-announced
UK RPI	United Kingdom Retail Prices Index
VRDN	Variable Rate Demand Notes
WIBOR	Warsaw Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	139

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: June 1, 2018

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